     As filed with the Securities and Exchange Commission on August 13, 2003

                                        Securities Act Registration No. 811-6463

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. _______         Post-effective Amendment No. ______
                        (Check appropriate box or boxes)

                          AIM INTERNATIONAL FUNDS, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
               ---------------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:          Copy to:
NANCY L. MARTIN, ESQUIRE                        MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                            Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                               1735 Market Street
Suite 100                                       51st Floor
Houston, TX 77046                               Philadelphia, PA 19103

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

         The title of the securities being registered is AIM European Growth Fund Classes A, B, C and Investor Class. No filing fee is due in reliance on
Section 24(f) of the Investment Company Act of 1940.

(INVESCO LOGO)

                             INVESCO EUROPEAN FUND,
                A PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                             INVESCO EUROPEAN FUND,
                A PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO European Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO International Funds, Inc. ("Company"), will be transferred to AIM European Growth Fund ("Buying Fund"), an investment portfolio of AIM International Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

         INVESCO EUROPEAN FUND,                 AIM EUROPEAN GROWTH FUND,
             A PORTFOLIO OF                           A PORTFOLIO OF
   INVESCO INTERNATIONAL FUNDS, INC.          AIM INTERNATIONAL FUNDS, INC.
        4350 SOUTH MONACO STREET               11 GREENWAY PLAZA, SUITE 100
         DENVER, COLORADO 80237                 HOUSTON, TEXAS 77046-1173
             (800) 525-8085                           (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO European Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO International Funds, Inc. ("Company"), with AIM European Growth Fund ("Buying Fund"), an investment portfolio of AIM International Funds, Inc. ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund. The consummation of the Reorganization is conditioned upon the consummation of the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund, a series of Company.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated February 28, 2003, as supplemented June 30, 2003 and August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated February 28, 2003, as amended July 31, 2003 and supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003, as supplemented August 14, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 21, 2003, as supplemented August 14, 2003, and the

Statement of Additional Information relating to the Reorganization dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
  SUMMARY...................................................    2
     The Reorganization.....................................    2
     Comparison of Investment Objectives and Principal
      Strategies............................................    3
     Comparison of Principal Service Providers..............    5
     Comparison of Performance..............................    5
     Comparison of Fees and Expenses........................    6
     Comparison of Multiple Class Structures................    6
     Comparison of Sales Charges............................    6
     Comparison of Distribution, Purchase and Redemption
      Procedures and Exchange Rights........................    7
     The Board's Recommendation on Proposal 1...............    7
  RISK FACTORS..............................................    8
     Risks Associated with Buying Fund......................    8
     Comparison of Risks of Buying Fund and Your Fund.......    8
  INFORMATION ABOUT BUYING FUND.............................    9
     Description of Buying Fund Shares......................    9
     Management's Discussion of Fund Performance............    9
     Financial Highlights...................................    9
  ADDITIONAL INFORMATION ABOUT THE AGREEMENT................    9
     Terms of the Reorganization............................    9
     The Reorganization.....................................    9
     Board Considerations...................................    9
     Other Terms............................................   11
     Federal Income Tax Consequences........................   12
     Accounting Treatment...................................   13
  RIGHTS OF SHAREHOLDERS....................................   13
     General................................................   13
     Liability of Shareholders..............................   13
     Election of Directors; Terms...........................   13
     Removal of Directors...................................   13
     Meetings of Shareholders...............................   13
     Liability of Directors and Officers; Indemnification...   14
     Dissolution............................................   14
     Voting Rights of Shareholders..........................   14
     Dissenters' Rights.....................................   14
     Amendments to Organization Documents...................   14
  CAPITALIZATION............................................   15
  INTERESTS OF CERTAIN PERSONS..............................   15
  LEGAL MATTERS.............................................   16
  ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND....   16
  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
     COMMISSION.............................................   16

                                                              PAGE
                                                              ----
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................   17
  Background................................................   17
  Structure of the Board of Directors.......................   17
  Nominees for Directors....................................   17
  The Board's Recommendation on Proposal 2..................   21
  Current Committees of the Board...........................   21
  Board and Committee Meeting Attendance....................   23
  Future Committee Structure................................   23
  Director's Compensation...................................   24
  Current Retirement Plan for Directors.....................   24
  Current Deferred Compensation Plan........................   25
  New Retirement Plan for Directors.........................   25
  New Deferred Compensation Agreements......................   26
  Officers of Company.......................................   26
  Security Ownership of Management..........................   26
  Director Ownership of Your Fund's Shares..................   26
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................   27
  Background................................................   27
  Your Fund's Current Investment Advisor....................   27
  The Proposed New Investment Advisor for Your Fund.........   28
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................   28
  Terms of the Current Advisory Agreement...................   28
  Additional Services Provided by INVESCO and its
     Affiliates.............................................   30
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................   30
  Terms of the Proposed Advisory Agreement..................   30
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................   34
  The Board's Recommendation on Proposal 3..................   36
PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................   36
  Background................................................   36
  Reasons for the Proposed Redomestication..................   37
  What the Proposed Redomestication Will Involve............   37
  The Federal Income Tax Consequences of the
     Redomestication........................................   39
  Appraisal Rights..........................................   39
  The Trust Compared to Company.............................   39
  The Board's Recommendation on Proposal 4..................   43
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   43
  Proxy Statement/Prospectus................................   43
  Time and Place of Special Meeting.........................   43
  Voting in Person..........................................   43
  Voting by Proxy...........................................   43
  Voting by Telephone or the Internet.......................   44
  Quorum Requirement and Adjournment........................   44
  Vote Necessary to Approve Each Proposal...................   44

                                                              PAGE
                                                              ----
  Proxy Solicitation........................................   45
  Other Matters.............................................   45
  Shareholder Proposals.....................................   45
  Ownership of Shares.......................................   45
INDEPENDENT PUBLIC ACCOUNTANTS..............................   45
  Fees Paid to the Auditor Related to Company...............   46
  Fees Paid to the Auditor Not Related to Company...........   46

EXHIBIT A.....Classes of Shares of Your Fund and Corresponding Classes of Shares
of Buying Fund

EXHIBIT B.................Comparison of Performance of Your Fund and Buying Fund

EXHIBIT C...............................Comparison Fee Table and Expense Example

EXHIBIT D............................................Director Compensation Table

EXHIBIT E....................................................Officers of Company

EXHIBIT F.......................................Security Ownership of Management

EXHIBIT G......................................Director Ownership of Fund Shares

EXHIBIT H......Principal Executive Officer and Directors of A I M Advisors, Inc.

EXHIBIT I..............................Compensation to INVESCO Funds Group, Inc.

EXHIBIT J...Fees Paid to INVESCO Funds Group, Inc. and Affiliates in Most Recent Fiscal Year

EXHIBIT K.............................Advisory Fee Schedules for Other AIM Funds

EXHIBIT L..........................Proposed Compensation to A I M Advisors, Inc.

EXHIBIT M...........Shares Outstanding of Each Class of Your Fund on Record Date

EXHIBIT N.......................................Ownership of Shares of Your Fund

EXHIBIT O.....................................Ownership of Shares of Buying Fund

APPENDIX I.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Reorganization)

APPENDIX II............................................Prospectus of Buying Fund

APPENDIX III............................Discussion of Performance of Buying Fund

APPENDIX IV......Form of Investment Advisory Agreement with A I M Advisors, Inc.

APPENDIX V.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF AIM MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --

                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Maryland corporation. The Board of Directors of Buyer is soliciting the proxies of the shareholders of Buyer's series portfolios to vote on an agreement and plan of reorganization to redomesticate Buyer as a Delaware statutory trust in order to provide Buyer with greater flexibility in conducting its business operations. If approved by Buyer's shareholders, the consummation of the redomestication of Buyer as a Delaware statutory trust will occur after the consummation of the Reorganization.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

     The consummation of the Reorganization is conditioned upon the consummation of the reorganization of AIM International Core Equity Fund, a series of AIM Advisor Funds, a Delaware statutory trust to which AIM serves as the investment advisor, into INVESCO International Blue Chip Value Fund, a series of Company. See "Additional Information About the Agreement -- The Reorganization."

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue similar investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of your Fund is classified as fundamental, which means that the Board cannot change it without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Directors of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Directors to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

--------------------------------------------------------------------------------------------
            INVESCO EUROPEAN FUND                        AIM EUROPEAN GROWTH FUND
                 (YOUR FUND)                                   (BUYING FUND)
---------------------------------------------  ---------------------------------------------
                                    INVESTMENT OBJECTIVE
- capital appreciation                         - long-term growth of capital

                                   INVESTMENT STRATEGIES
- invests 80% of its net assets in equity      - invests at least 80% of its assets in
  securities of companies located in Western   securities of European companies. Buying Fund
  Europe                                       will invest primarily in marketable equity
- invests primarily in equity securities that  securities, including convertible securities,
  INVESCO believes will rise in price faster   but its investments may include synthetic
  than other securities, as well as in         instruments such as warrants, futures,
  options and other investments whose values   options, exchange-traded funds and American
  are based upon the values of equity          Depositary Receipts
  securities

--------------------------------------------------------------------------------------------
            INVESCO EUROPEAN FUND                        AIM EUROPEAN GROWTH FUND
                 (YOUR FUND)                                   (BUYING FUND)
---------------------------------------------  ---------------------------------------------
- invests primarily in securities of foreign
  companies. A "foreign" company is defined
  as one that has its principal business
  activities outside of the U.S. -- several
  factors are used to determine where a
  company's principal business activities are
  located, including:
  - physical location of the company's
     management personnel; and
  - whether more than 50% of its assets are
     located outside the U.S.; or
  - whether more than 50% of its income is
     earned outside of the U.S.
- no corresponding strategy                    - invests in the securities of companies
                                                 located in at least three European
                                                 countries
- prefers companies with proven track records  - focuses on companies that have experienced
  that are strongly managed; seeks to invest     above-average long-term growth in earnings
  in companies that have above-average           and have strong prospects for future growth
  earnings growth that is not reflected in
  their current market price

- combines bottom-up and top-down analysis to  - in selecting countries in which Buying Fund
  select securities                              will invest, the portfolio managers also
  Bottom-Up:                                     consider such factors as the prospect for
  - fundamental analysis and extensive stock-    relative economic growth among countries or
     specific research, which often includes     regions, economic or political conditions,
     meeting with corporate management           currency exchange fluctuations, tax
  - seek to invest in companies that have        considerations and the liquidity of a
     above-average earnings growth that is       particular security
     not fully reflected in the market price
  - seek to increase diversification by
     setting maximum limits on each security
     held in the portfolio
     Top-Down:
  - look at broad global economic trends and
     other factors that can affect markets
     and consider on a country-by-country
     basis anticipated political and currency
     stability
  - use this analysis to decide how much to
     invest in each country and equity market
     sector
  - minimum and maximum weightings for both
     countries and sectors are used to
     develop portfolio diversification
- invests predominately in mid- and large-     - may include investments in companies with
  capitalization stocks; it also will hold       market capitalizations of less than $1
  positions in small-cap stocks                  billion
- may invest in securities of issuers in       - may invest up to 65% of its total assets in
  emerging markets                               European companies located in developing
                                                 countries

--------------------------------------------------------------------------------------------
            INVESCO EUROPEAN FUND                        AIM EUROPEAN GROWTH FUND
                 (YOUR FUND)                                   (BUYING FUND)
---------------------------------------------  ---------------------------------------------
- no corresponding strategy                    - may invest up to 20% of its total assets in
                                                 securities exchangeable for or convertible
                                                 into equity securities of European
                                                 companies
- no corresponding strategy                    - may invest up to 20% of its assets in
                                                 high-grade short-term securities and in
                                                 debt securities, including U.S. Government
                                                 obligations, investment-grade corporate
                                                 bonds or taxable municipal securities,
                                                 whether denominated in U.S. dollars or
                                                 foreign currencies
- aggressively managed                         - may engage in active and frequent trading
                                                 of portfolio securities

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                      SERVICE PROVIDERS
                                --------------------------------------------------------------
                                    INVESCO EUROPEAN FUND          AIM EUROPEAN GROWTH FUND
SERVICE                                  (YOUR FUND)                    (BUYING FUND)
-------                         ------------------------------  ------------------------------
Investment Advisor              INVESCO Funds Group, Inc.*      A I M Advisors, Inc.
                                4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237          Houston, Texas 77046-1173
Distributor                     A I M Distributors, Inc.**      A I M Distributors, Inc.
                                11 Greenway Plaza, Suite 100    11 Greenway Plaza, Suite 100
                                Houston, Texas 77046-1173       Houston, Texas 77046-1173
Administrator                   INVESCO Funds Group, Inc.***    A I M Advisors, Inc.
                                4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237          Houston, Texas 77046-1173
Custodian                       State Street Bank and Trust     State Street Bank and Trust
                                Company                         Company
Transfer Agent and Dividend     INVESCO Funds Group, Inc.****   A I M Fund Services, Inc.
Disbursing Agent
Independent Auditors            PricewaterhouseCoopers LLP      PricewaterhouseCoopers LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R shares of Buying Fund are available to investors. This class is not involved in the Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

          CLASS A                      CLASS B                       CLASS C
---------------------------  ---------------------------   ---------------------------
- subject to an initial      - not subject to an initial   - not subject to an initial
  sales charge*                sales charge                  sales charge
- may be subject to a CDSC   - subject to a CDSC on        - subject to a CDSC on
  on redemptions made          certain redemptions made      certain redemptions made
  within 18 months from the    within 6 years from the       within 12 months from the
  date of certain large        date of purchase              date of purchase***
  purchases**

          CLASS R                      CLASS K
    (BUYING FUND ONLY)            (YOUR FUND ONLY)               INVESTOR CLASS
---------------------------  ---------------------------   ---------------------------
- not subject to an initial  - not subject to an initial   - not subject to an initial
  sales charge                 sales charge                  sales charge
- may be subject to a CDSC   - may be subject to a CDSC    - not subject to a CDSC
  on redemptions made          on redemptions made
  within 12 months from the    within 12 months from the
  date of certain purchases    date of certain purchases

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     Shareholders of your Fund currently pay a 2% fee on redemptions or exchanges of Investor Class shares of your Fund held for three months or less, other than shares acquired through reinvestment of dividends and distributions. Shareholders of Buying Fund currently do not pay this 2% fee on any class of shares of Buying Fund. Both the Board and the Board of Directors of Buyer have approved the addition of a new 2% fee on redemptions, including redemptions by exchange, out of your Fund and Buying Fund, respectively, within 30 days of purchase. This new redemption fee, which is expected to be implemented in mid-November 2003, will be imposed on Class A shares and Investor Class shares of Buying Fund and your Fund and will be paid to Buying Fund or your Fund, as applicable. It is intended to offset the trading costs, market impact and other costs associated with short-term movements in and out of Buying Fund and your Fund. The current 2% redemption fee applicable to Investor Class shares of your Fund will be terminated upon the implementation of this new redemption fee.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for Buying Fund to sell securities at a desired price.

     Active trading of Buying Fund's securities may increase short-term gains and losses, which may affect the taxes you have to pay. If Buying Fund engages in active trading in portfolio securities, it may incur increased transaction costs, which can lower the actual return on your investment.

     The prices of foreign securities may be further affected by other factors, including:

     - Currency Exchange Rates -- The dollar value of Buying Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and Economic Conditions -- The value of Buying Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Buying Fund may participate in the initial public offering (IPO) market in some market cycles. Because of Buying Fund's small asset base, any investment Buying Fund may make in IPOs may significantly affect Buying Fund's total return. As Buying Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on Buying Fund's total return.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Buying Fund may invest in companies located in both Eastern Europe and Western Europe, while your Fund must normally invest at least 80% of its net assets in equity securities of companies located in Western Europe. Investing in companies located in Eastern Europe exposes Buying Fund to risks associated with investing in that region. In addition, since many of the countries in Eastern Europe are considered developing countries, investing in Eastern European countries could expose Buying Fund to greater risks. Buying Fund limits its exposure to European companies in developing countries to 65% of its total assets. Your Fund has no such limitation, meaning it could invest a substantial percentage of its assets in companies located in developing countries in Western Europe.

     Buying Fund may invest to a greater extent in debt securities and synthetic securities. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease.

     Buying Fund may participate in the IPO market in some market cycles, while your Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Directors of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on October 27, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 24, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2002 and for the short taxable year beginning on November 1, 2002 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended October 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement and if the reorganization of AIM International Core Equity Fund, a series of AIM Advisor Funds, a Delaware statutory trust to which AIM serves as investment advisor, into INVESCO International Blue Chip Value Fund, a series of Company, is consummated on or before October 27, 2003. The Board has determined to make the consummation of the Reorganization conditional upon the consummation of the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund in order to ensure the continual viability of INVESCO International Blue Chip Value Fund as a series of Company. If the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund has not been consummated on or before October 27, 2003, the Reorganization of your Fund will not be consummated.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Directors of Buyer consider the Reorganization at an in-person meeting of the Board of Directors held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Directors of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Directors held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Buyer and the Board of Directors of Company may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews &

Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Buyer and Company are Maryland corporations. The operations of Buyer and Company, as Maryland corporations, are governed by their Articles of Incorporation, and any restatements, amendments and supplements thereto (collectively, the "Articles of Incorporation"), and applicable Maryland law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS; TERMS

     The shareholders of Buyer and Company have elected a majority of the directors of each of Buyer and Company, respectively. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on either Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS

     A director of Buyer or Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Buyer or Company, respectively.

MEETINGS OF SHAREHOLDERS

     Buyer and Company are not required to hold annual meetings of shareholders and do not intend to do so unless required by the 1940 Act. The bylaws of each of Buyer and Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the applicable Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

DISSOLUTION

     Maryland law provides that Buyer and Company may be dissolved by the vote of a majority of the applicable Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation, such as Buyer and Company, are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Buyer and Company reserve the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of each of Buyer and Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors of each of Buyer and Company shall have the power to alter, amend or repeal the bylaws of Buyer and Company, respectively, or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                             YOUR FUND          YOUR FUND        BUYING FUND       PRO FORMA BUYING
                           CLASS A SHARES   CLASS K SHARES(1)   CLASS A SHARES    FUND CLASS A SHARES
                           --------------   -----------------   --------------   ---------------------
Net Assets...............     $554,967          $306,014         $254,390,524        $255,251,505
Shares Outstanding.......       81,050            43,842           16,842,306          16,899,340
Net Asset Value Per
  Share..................     $   6.85          $   6.98         $      15.10        $      15.10

                                                                              PRO FORMA BUYING
                                              YOUR FUND       BUYING FUND       FUND CLASS B
                                            CLASS B SHARES   CLASS B SHARES        SHARES
                                            --------------   --------------   ----------------
Net Assets................................     $67,463        $86,943,734       $87,011,197
Shares Outstanding........................       9,619          5,971,669         5,976,300
Net Asset Value Per Share.................     $  7.01        $     14.56       $     14.56

                                                                              PRO FORMA BUYING
                                              YOUR FUND       BUYING FUND       FUND CLASS C
                                            CLASS C SHARES   CLASS C SHARES        SHARES
                                            --------------   --------------   ----------------
Net Assets................................     $915,357       $24,214,702       $25,130,059
Shares Outstanding........................      139,230         1,662,119         1,724,902
Net Asset Value Per Share.................     $   6.57       $     14.57       $     14.57

                                                                          PRO FORMA BUYING
                                                           YOUR FUND        FUND CLASS R
                                                         CLASS R SHARES        SHARES
                                                         --------------   ----------------
Net Assets.............................................     $25,202           $25,202
Shares Outstanding.....................................       1,671             1,671
Net Asset Value Per Share..............................     $ 15.08           $ 15.08

                                           YOUR FUND         BUYING FUND       PRO FORMA BUYING
                                         INVESTOR CLASS    INVESTOR CLASS     FUND INVESTOR CLASS
                                             SHARES           SHARES(2)             SHARES
                                         --------------   -----------------   -------------------
Net Assets.............................   $151,841,434              0            $151,841,434
Shares Outstanding.....................     21,501,744              0              10,053,133
Net Asset Value Per Share..............   $       7.06         $15.10            $      15.10

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $153.7 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --

                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

 NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                            DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       SINCE        DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------      --------   --------------------------   --------------------------
Bob R. Baker -- 1936......    1983     Consultant (2000-present);   None
                                       formerly, President and
                                       Chief Executive Officer
                                       (1988-2000) of AMC Cancer
                                       Research Center, Denver,
                                       Colorado; until mid-
                                       December 1988, Vice
                                       Chairman of the Board of
                                       First Columbia Financial
                                       Corporation, Englewood,
                                       Colorado; formerly,
                                       Chairman of the Board and
                                       Chief Executive Officer of
                                       First Columbia Financial
                                       Corporation.
James T. Bunch -- 1942....    2000     Co-President and Founder     None
                                       of Green, Manning & Bunch
                                       Ltd., Denver, Colorado
                                       (1988-present) (investment
                                       banking firm); Director
                                       and Vice President of
                                       Western Golf Association
                                       and Evans Scholars
                                       Foundation; Executive
                                       Committee, United States
                                       Golf Association;
                                       formerly, General Counsel
                                       and Director of Boettcher
                                       & Co., Denver, Colorado;
                                       and formerly, Chairman and
                                       Managing Partner, law firm
                                       of Davis, Graham & Stubbs,
                                       Denver, Colorado.
Gerald J. Lewis -- 1933...    2000     Chairman of Lawsuit          General Chemical Group,
                                       Resolution Services, San     Inc., Hampdon, New
                                       Diego, California (1987-     Hampshire (1996-present),
                                       present); formerly,          Wheelabrator Technologies,
                                       Associate Justice of the     Inc. (waste management
                                       California Court of          company), Fisher
                                       Appeals; and Of Counsel,     Scientific, Inc.
                                       law firm of Latham &         (laboratory supplies),
                                       Watkins, San Diego,          Henley Manufacturing,
                                       California (1987-1997).      Inc., and California
                                                                    Coastal Properties, Inc.
Larry Soll,
  Ph.D. -- 1942...........    1997     Retired; formerly,           Synergen Inc. (since
                                       Chairman of the Board        incorporation in 1982) and
                                       (1987-1994), Chief           Isis Pharmaceuticals, Inc.
                                       Executive Officer
                                       (1982-1989 and 1993-1994)
                                       and President (1982-1989)
                                       of Synergen Inc.
                                       (biotechnology company);
                                       and formerly, trustee of
                                       INVESCO Global Health
                                       Sciences Fund.

 NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                            DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       SINCE        DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------      --------   --------------------------   --------------------------
Mark H. Williamson(1) --
  1951....................    1998     Director, President and      Director/trustee of each
                                       Chief Executive Officer, A   of the 17 AIM Funds
                                       I M Management Group Inc.;
                                       Director, Chairman and
                                       President, A I M Advisors,
                                       Inc. (registered
                                       investment advisor);
                                       Director, A I M
                                       Distributors, Inc.
                                       (registered broker
                                       dealer); and Chief
                                       Executive Officer of the
                                       AIM Division of AMVESCAP
                                       PLC (2003-present);
                                       formerly Chief Executive
                                       Officer, Managed Products
                                       Division, AMVESCAP PLC
                                       (2001-2002); Chairman of
                                       the Board (1998-2002),
                                       President (1998-2002) and
                                       Chief Executive Officer
                                       (1998-2002) of INVESCO
                                       Funds Group, Inc.
                                       (registered investment
                                       advisor) and INVESCO
                                       Distributors, Inc.
                                       (registered broker
                                       dealer); Chief Operating
                                       Officer and Chairman of
                                       the Board of INVESCO
                                       Global Health Sciences
                                       Fund; Chairman and Chief
                                       Executive Officer of
                                       NationsBanc Advisors,
                                       Inc.; and Chairman of
                                       NationsBanc Investments,
                                       Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

 NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                  PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH              DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------         -----------------------------   -----------------------------
Frank S. Bayley -- 1939......  Of Counsel, law firm of Baker   Badgley Funds, Inc.
                               & McKenzie                      (registered investment
                                                               company)
Bruce L. Crockett -- 1944....  Chairman, Crockett Technology   ACE Limited (insurance
                               Associates (technology          company); Captaris, Inc.
                               consulting company) and         (unified messaging provider)
                               Captaris, Inc. (unified
                               messaging provider)
Albert R. Dowden -- 1941.....  Director of a number of         Cortland Trust, Inc.
                               public and private business     (Chairman) (registered
                               corporations, including the     investment company); Annuity
                               Boss Group, Ltd. (private       and Life Re (Holdings), Ltd.
                               investment and management)      (insurance company)
                               and Magellan Insurance
                               Company; formerly, President,
                               Chief Executive Officer and
                               Director, Volvo Group North
                               America, Inc.; Senior Vice
                               President, AB Volvo and
                               director of various
                               affiliated Volvo Group
                               companies
Edward K. Dunn,                Formerly, Chairman,             None
  Jr. -- 1935................  Mercantile Mortgage Corp.;
                               President and Chief Operating
                               Officer, Mercantile-Safe
                               Deposit & Trust Co.; and
                               President, Mercantile
                               Bankshares Corp.
Jack M. Fields -- 1952.......  Chief Executive Officer,        Administaff
                               Twenty First Century Group,
                               Inc. (government affairs
                               company) and Texana Timber LP
Carl Frischling -- 1937......  Partner, law firm of Kramer     Cortland Trust, Inc.
                               Levin Naftalis & Frankel LLP    (registered investment
                                                               company)
Prema Mathai-Davis -- 1950...  Formerly, Chief Executive       None
                               Officer, YWCA of the USA
Lewis F. Pennock -- 1942.....  Partner, law firm of Pennock    None
                               & Cooper
Ruth H. Quigley -- 1935......  Retired                         None
Louis S. Sklar -- 1939.......  Executive Vice President,       None
                               Development and Operations,
                               Hines Interests Limited
                               Partnership (real estate
                               development company)

 NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                         PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                     DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------              ----------------------------------   --------------------------
Robert H. Graham(1) -- 1946.......  Director and Chairman, A I M                    None
                                    Management Group Inc. (financial
                                    services holding company) and
                                    Director and Vice Chairman,
                                    AMVESCAP PLC (parent of AIM and a
                                    global investment management firm)
                                    and Chairman, AMVESCAP PLC -- AIM
                                    Division; formerly, President and
                                    Chief Executive Officer, A I M
                                    Management Group Inc.; Director,
                                    Chairman and President, A I M
                                    Advisors, Inc. (registered
                                    investment advisor); Director and
                                    Chairman, A I M Capital
                                    Management, Inc. (registered
                                    investment advisor), A I M
                                    Distributors, Inc. (registered
                                    broker dealer), A I M Fund
                                    Services, Inc. (registered
                                    transfer agent), and Fund
                                    Management Company (registered
                                    broker dealer); and Chief
                                    Executive Officer, AMVESCAP PLC --
                                    Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended October 31, 2002, the Board met five times, the audit committee met three times, the executive committee did not meet, the investments and management liaison committee met three times, the brokerage committee met three times, the derivatives committee met three times, the nominating committee met two times, the legal committee met two times, the compensation committee met two times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement for your Fund, with the same parties and on terms substantially identical to your Fund's then-existing investment advisory agreement. Such approval was necessary because your Fund's then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of A I M Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of your Fund's investment advisor. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The Qualifications of AIM to Provide Investment Advisory Services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The Range of Advisory Services Provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to Provide a Range of Management and Administrative Services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The Performance Record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory Fees and Expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The Profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The Terms of the Proposed Advisory Agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of AIM International Mutual Funds, a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board of Directors of AIM International Funds, Inc. ("AIFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of AIFI's five existing series portfolios to vote on the conversion of these five existing series portfolios to five corresponding new series portfolios of the Trust (each, an "AIFI Fund"). Currently, the sole shareholder of the AIFI Funds is AIFI and the sole shareholder of the New Funds (as defined below) is Company.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix V.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal

       3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Together with AIFI, as the sole shareholder of each AIFI Fund, elect the directors of Company and AIFI as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on October 31, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, AIFI will be the sole shareholder of the AIFI Funds and Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to elect the directors of Company as the trustees of the Trust. Such trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of Company.

     A trustee of the Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust.

  MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The Amended and Restated Bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     The Trust is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Bylaws of the Trust provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of the Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of the Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, the Trust or any series or class of shares of beneficial interest in Trust may be terminated by: (1) a majority shareholder vote of the Trust or the affected series or class, respectively; or
(2) if there are fewer than 100 shareholders of record of the Trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of the Trust or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of the Trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of the Trust or one of its investment portfolios; (v) merger or consolidation of the Trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of the Trust may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of the Trust, without approval of the majority of the shares of the Trust. The trustees shall have the power to alter, amend or repeal the bylaws of the Trust or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Trust's Declaration of Trust and Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/ PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit M. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $33,200. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit N.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit O.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending October 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of two separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................   $61,800
Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees*.............................................   $ 8,388
                                                               -------
Total Fees..................................................   $70,188

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees**............................................   $37,500
                                                               -------
Total Fees..................................................   $37,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND                            CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------                            ----------------------------------------------
Class A shares.........................................   Class A shares
Class B shares.........................................   Class B shares
Class C shares.........................................   Class C shares
Class K shares.........................................   Class A shares
Investor Class shares..................................   Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO EUROPEAN FUND (YOUR FUND)

     Performance information in the bar charts below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares, Class K shares for various periods ended December 31, 2002 compared to the MSCI-Europe Index or the MSCI-EAFE Index. The after-tax returns are shown only for Investor Class shares. After-tax returns for other classes offered in this Prospectus will vary.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                        EUROPEAN FUND -- INVESTOR CLASS
                         ACTUAL ANNUAL TOTAL RETURN(1)

'93.........................................................   24.60%
'94.........................................................   (3.05)%
'95.........................................................   19.19%
'96.........................................................   29.68%
'97.........................................................   15.15%
'98.........................................................   32.93%
'99.........................................................   37.50%
'00.........................................................  (19.46)%
'01.........................................................  (36.57)%
'02.........................................................  (31.44)%


Best Calendar Qtr. 12/99 43.53%
Worst Calendar Qtr. 9/02 (25.77%)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                      AS OF 12/31/02
                                                          --------------------------------------
                                                                                   10 YEARS OR
                                                           1 YEAR      5 YEARS   SINCE INCEPTION
                                                          --------     -------   ---------------
European Fund(1)........................................
  Return Before Taxes...................................  (31.44)%     (8.53)%        3.25%
  Return After Taxes on Distributions...................  (31.44)%     (9.42)%        1.57%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (19.31)%     (6.18)%        2.69%
MSCI-Europe Index(2)
  (reflects no deduction for fees, expenses, or
     taxes).............................................  (18.09)%     (1.96)%        8.33%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.

(2) The MSCI-Europe Index is an unmanaged index that shows the performance of common stocks for European and European/Australasia/Far East Stock Markets. Please keep in mind that the Index does not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in its annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

AIM EUROPEAN GROWTH FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   40.62%
1999...................................................................   66.62%
2000...................................................................   -3.28%
2001...................................................................  -24.72%
2002...................................................................   -9.71%

     The Class A shares' year-to-date return as of June 30, 2003 was 13.19%.

     During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                                             SINCE       INCEPTION
                                                      1 YEAR    5 YEARS   INCEPTION(1)     DATE
                                                      -------   -------   ------------   ---------
Class A                                                                                  11/03/97
  Return Before Taxes...............................  (14.69)%    7.80%       7.86%
  Return After Taxes on Distributions...............  (14.69)     7.79        7.86
  Return After Taxes on Distributions and Sale of
     Fund Shares....................................   (9.02)     6.41        6.47
MSCI Europe Index(2)................................  (18.38)    (2.26)      (1.21)(3)   10/31/97(3)
MSCI EAFE Index(4)..................................  (15.94)    (2.89)      (2.83)(3)   10/31/97(3)
MSCI Europe Growth Index(5).........................  (18.54)    (4.70)      (3.63)(3)   10/31/97(3)
Lipper European Fund Index(6).......................  (17.43)    (0.37)       0.23(3)    10/31/97(3)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.

(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(4) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.

(5) The Morgan Stanley Capital International Europe Growth Index includes securities from fifteen European countries. The index contains approximately 200 "growth" securities (high P/BV securities).

(6) The Lipper European Fund Index is an equally weighted representation of the 30 largest funds in the Lipper European Region category. The fund concentrates its investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

    This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Investor Class, and Class K shares of INVESCO European Fund ("Selling Fund"), and of Class A, Class B, Class C, and Class R shares of AIM European Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                     SELLING FUND                                 BUYING FUND
                                                   (AS OF 10/31/02)                             (AS OF 10/31/02)
                                    -----------------------------------------------  --------------------------------------
                                                                           INVESTOR
                                     CLASS A    CLASS B  CLASS C  CLASS K   CLASS     CLASS A    CLASS B  CLASS C  CLASS R
                                      SHARES    SHARES   SHARES   SHARES    SHARES     SHARES    SHARES   SHARES    SHARES
                                     -------    -------  -------  -------  --------   -------    -------  -------  -------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price).....  5.50%       None     None     None     None      5.50%       None     None     None
Maximum Deferred Sales Charge
(Load)(1).........................  None(2)(3)  5.00%    1.00%    None(4)  None      None(2)(5)  5.00%    1.00%    None(6)
Redemption Fee
(as a percentage of amount
redeemed).........................  None        None     None     None     2.00%(7)  None        None     None     None
Exchange Fee......................  None        None     None     None     2.00%(7)  None        None     None     None
ANNUAL FUND OPERATING EXPENSES(8)
(expenses that are deducted from
fund assets)
Management Fees...................  0.75%       0.75%    0.75%    0.75%    0.75%     0.95%       0.95%    0.95%    0.95%
Distribution and/or Service
(12b-1) Fees(9)...................  0.35%       1.00%    1.00%    0.45%    0.25%     0.35%       1.00%    1.00%    0.50%
Other Expenses....................  0.25%       0.64%    1.14%    1.02%    0.82%     0.63%       0.63%    0.63%    0.63%
Total Annual Fund Operating
Expenses(11)......................  1.35%       2.39%    2.89%    2.22%    1.82%     1.93%       2.58%    2.58%    2.08%(10)
Fee Waiver........................  None        None     0.14%    0.02%    None      None        None     None     None
Net Expenses......................  1.35%       2.39%    2.75%    2.20%    1.82%     1.93%       2.58%    2.58%    2.08%

                                                       BUYING FUND
                                                   PRO FORMA COMBINED
                                                    (AS OF 10/31/02)
                                    -------------------------------------------------
                                                                             INVESTOR
                                     CLASS A    CLASS B  CLASS C   CLASS R    CLASS
                                      SHARES    SHARES   SHARES    SHARES     SHARES
                                     -------    -------  -------   -------   --------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price).....  5.50%       None     None     None       None
Maximum Deferred Sales Charge
(Load)(1).........................  None(2)(5)  5.00%    1.00%    None(6)    None
Redemption Fee
(as a percentage of amount
redeemed).........................  None        None     None     None       None
Exchange Fee......................  None        None     None     None       None
ANNUAL FUND OPERATING EXPENSES(8)
(expenses that are deducted from
fund assets)
Management Fees...................  0.94%       0.94%    0.94%    0.94%      0.94%
Distribution and/or Service
(12b-1) Fees(9)...................  0.35%       1.00%    1.00%    0.50%      0.25%
Other Expenses....................  0.57%       0.57%    0.57%    0.57%      0.57%
Total Annual Fund Operating
Expenses(11)......................  1.86%       2.51%    2.51%    2.01%(10)  1.76%
Fee Waiver........................  None        None     None     None       None
Net Expenses......................  1.86%       2.51%    2.51%    2.01%      1.76%

---------------

 (1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Estimated, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

 (2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

 (3) For qualified plans investing in Selling Fund Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

 (4) For qualified plans investing in Class K shares, you may pay a 0.70% CDSC on your Class K shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

 (5) Effective November 1, 2002, if you are a retirement plan participant and bought $1,000,000 or more of Buying Fund Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (6) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (7) A 2% fee is charged on redemptions or exchanges of shares held three months or less, other than shares acquired through reinvestment of dividends and distributions.

 (8) There is no guarantee that actual expenses will be the same as those shown in the table.

 (9) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own shares for a long period of time you may pay more than the economic equivalent of the maximum sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(10) Other expenses are based on estimated expenses for the current fiscal year.

(11) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, 2.75% and 2.20% on Class A, Class B, Class C and Class K shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.85%, 2.50%, 2.50%, 1.95% and 1.75% on Class A, Class B, Class C, Class K and Investor Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitations commitments between INVESCO and Selling Fund if such reimbursements do not cause a class to exceed expense limitations and reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $680   $  954   $1,249   $2,085
  Assuming no redemption....................................  $680   $  954   $1,249   $2,085
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $742   $1,045   $1,475   $2,467
  Assuming no redemption(3).................................  $242   $  745   $1,275   $2,467
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  868   $1,498   $3,193
  Assuming no redemption....................................  $278   $  868   $1,498   $3,193
Class K shares
  Assuming complete redemption at end of period.............  $223   $  690   $1,186   $2,551
  Assuming no redemption....................................  $223   $  690   $1,186   $2,551
Investor Class shares
  Assuming complete redemption at end of period.............  $185   $  573   $  985   $2,137
  Assuming no redemption....................................  $185   $  573   $  985   $2,137

BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $735   $1,123   $1,535   $2,680
  Assuming no redemption....................................  $735   $1,123   $1,535   $2,680
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $761   $1,102   $1,570   $2,757
  Assuming no redemption(3).................................  $261   $  802   $1,370   $2,757
Class C shares
  Assuming complete redemption at end of period(2)..........  $361   $  802   $1,370   $2,915
  Assuming no redemption....................................  $261   $  802   $1,370   $2,915
Class R shares
  Assuming complete redemption at end of period.............  $211   $  652   $1,119   $2,410
  Assuming no redemption....................................  $211   $  652   $1,119   $2,410

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.............  $729   $1,103   $1,501   $2,610
  Assuming no redemption....................................  $729   $1,103   $1,501   $2,610
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $754   $1,082   $1,535   $2,686
  Assuming no redemption(3).................................  $254   $  782   $1,335   $2,686
Class C shares
  Assuming complete redemption at end of period(2)..........  $354   $  782   $1,335   $2,846
  Assuming no redemption....................................  $254   $  782   $1,335   $2,846
Class R shares
  Assuming complete redemption at end of period.............  $204   $  630   $1,083   $2,338
  Assuming no redemption....................................  $204   $  630   $1,083   $2,338
Investor Class shares
  Assuming complete redemption at end of period.............  $179   $  554   $  954   $2,073
  Assuming no redemption....................................  $179   $  554   $  954   $2,073

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                     AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                                   COMPENSATION         ACCRUED BY         BENEFITS UPON       INVESCO
NAME OF DIRECTOR                  FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)       FUNDS(4)
----------------                  ---------------   -------------------   ----------------   ------------
Bob R. Baker....................      $3,148               $278               $34,000          $138,000
James T. Bunch..................      $2,962                  0                     0           124,625
Gerald J. Lewis.................      $2,938                  0                     0           116,500
Larry Soll, Ph.D................      $3,024                  0                     0           126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended October 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended October 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND        OFFICER
POSITION(S) HELD WITH COMPANY   SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------  -------   --------------------------------------------------------
Mark H. Williamson -- 1951      1998     Director, President and Chief Executive Officer, A I M
  Chairman of the Board                  Management Group Inc.; Director, Chairman and President,
                                         A I M Advisors, Inc. (registered investment advisor);
                                         Director, A I M Distributors, Inc. (registered broker
                                         dealer); and Chief Executive Officer of the AIM Division
                                         of AMVESCAP PLC (2003-present); formerly Chief Executive
                                         Officer, Managed Products Division, AMVESCAP PLC
                                         (2001-2002); Chairman of the Board (1998-2002),
                                         President (1998-2002) and Chief Executive Officer
                                         (1998-2002) of INVESCO Funds Group, Inc. (registered
                                         investment advisor) and INVESCO Distributors, Inc.
                                         (registered broker dealer); Chief Operating Officer and
                                         Chairman of the Board of INVESCO Global Health Sciences
                                         Fund; Chairman and Chief Executive Officer of
                                         NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                         Investments, Inc.
Raymond R. Cunningham -- 1951   2001     President (2001-present) and Chief Executive Officer
  President and Chief                    (2003- present) of INVESCO Funds Group, Inc.; Chairman
  Executive Officer                      of the Board (2003-present) and President (2003-present)
                                         of INVESCO Distributors, Inc.; formerly, Chief Operating
                                         Officer (2001-2003) and Senior Vice President
                                         (1999-2002) of INVESCO Funds Group, Inc. and INVESCO
                                         Distributors, Inc.; and Senior Vice President of GT
                                         Global -- North America (1992-1998).
Glen A. Payne -- 1947           1989     Senior Vice President, General Counsel and Secretary of
  Secretary                              INVESCO Funds Group, Inc.; Senior Vice President,
                                         Secretary and General Counsel of INVESCO Distributors,
                                         Inc.; formerly, Secretary of INVESCO Global Health
                                         Sciences Fund; General Counsel of INVESCO Trust Company
                                         (1989-1998); and employee of the Securities and Exchange
                                         Commission, Washington, DC (1973-1989).
Ronald L. Grooms -- 1946        1988     Senior Vice President and Treasurer of INVESCO Funds
  Chief Accounting Officer,              Group, Inc.; and Senior Vice President and Treasurer of
  Chief Financial Officer and            INVESCO Distributors, Inc.; formerly, Treasurer and
  Treasurer                              Principal Financial and Accounting Officer of INVESCO
                                         Global Health Sciences Fund; and Senior Vice President
                                         and Treasurer of INVESCO Trust Company (1988-1998).
William J. Galvin,              1992     Senior Vice President and Assistant Secretary INVESCO
  Jr. -- 1956                            Funds Group, Inc.; and Senior Vice President and
  Assistant Secretary                    Assistant Secretary of INVESCO Distributors, Inc.;
                                         formerly, Trust Officer of INVESCO Trust Company
                                         (1995-1998).
Pamela J. Piro -- 1960          1999     Vice President and Assistant Treasurer of INVESCO Funds
  Assistant Treasurer                    Group, Inc.; and Assistant Treasurer of INVESCO
                                         Distributors, Inc.; formerly, Assistant Vice President
                                         (1996-1997).
Tane T. Tyler -- 1965           2002     Vice President and Assistant General Counsel of INVESCO
  Assistant Secretary                    Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                                   NUMBER OF SHARES
                                                                                  OWNED BENEFICIALLY
                                                            SERIES AND CLASS   AND PERCENTAGE OF CLASS*
                                                            ----------------   ------------------------
Bob R. Baker..............................................
Sueann Ambron.............................................
Victor L. Andrews.........................................
Lawrence H. Budner........................................
James T. Bunch............................................
Raymond R. Cunningham.....................................
Richard W. Healey.........................................
Gerald J. Lewis...........................................
John W. McIntyre..........................................
Larry Soll, Ph.D..........................................
Mark H. Williamson........................................
Frank S. Bayley...........................................
Bruce L. Crockett.........................................
Albert R. Dowden..........................................
Edward K. Dunn, Jr........................................
Jack M. Fields............................................
Carl Frischling...........................................
Robert H. Graham..........................................
Prema Mathai-Davis........................................
Lewis F. Pennock..........................................
Ruth H. Quigley...........................................
Louis S. Sklar............................................
Glen A. Payne.............................................
Ronald L. Grooms..........................................
William J. Galvin, Jr.....................................
Pamela J. Piro............................................
Tane T. Tyler.............................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY SECURITIES    DIRECTOR IN THE INVESCO
NAME OF DIRECTOR                                         IN YOUR FUND                    FUNDS COMPLEX
----------------                               ---------------------------------   -------------------------
INDEPENDENT DIRECTORS
Bob R. Baker.................................          $1 - $10,000                   $10,001 - $50,000
James T. Bunch...............................          $1 - $10,000                   $50,001 - $100,000
Gerald J. Lewis..............................          $1 - $10,000                   $50,001 - $100,000
Larry Soll, Ph.D.............................          $1 - $10,000                     Over $100,000
INTERESTED DIRECTOR
Mark H. Williamson...........................       $10,001 - $50,000                   Over $100,000
INDEPENDENT NOMINEES
Frank S. Bayley..............................              None                              None
Bruce L. Crockett............................              None                              None
Albert R. Dowden.............................              None                              None
Edward K. Dunn...............................              None                              None
Jack M. Fields...............................              None                              None
Carl Frischling..............................              None                              None
Prema Mathai-Davis...........................              None                              None
Lewis F. Pennock.............................              None                              None
Ruth H. Quigley..............................              None                              None
Louis S. Sklar...............................              None                              None
NOMINEE WHO WILL BE INTERESTED
Robert H. Graham.............................              None                              None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                      POSITION WITH AIM                      PRINCIPAL OCCUPATION
----                    ----------------------   -----------------------------------------------------
Mark H. Williamson....  Director, Chairman and   Director, President and Chief Executive Officer, A I
                        President                M Management Group Inc.; Director, Chairman and
                                                 President, A I M Advisors, Inc. (registered
                                                 investment advisor); Director, A I M Distributors,
                                                 Inc. (registered broker dealer); and Chief Executive
                                                 Officer of the AIM Division of AMVESCAP PLC
Kevin M. Carome.......  Director, Senior Vice    Director, Senior Vice President, Secretary and
                        President, General       General Counsel, A I M Management Group Inc.; Vice
                        Counsel and Secretary    President, A I M Capital Management, Inc., A I M
                                                 Distributors, Inc. and A I M Fund Services, Inc., and
                                                 Director, Vice President and General Counsel, Fund
                                                 Management Company
Gary T. Crum..........  Director and Senior      Chairman, Director and Director of Investments, A I M
                        Vice President           Capital Management, Inc.; Director and Executive Vice
                                                 President, A I M Management Group Inc.; Director, A I
                                                 M Distributors, Inc. and AMVESCAP PLC
Dawn M. Hawley........  Director, Senior Vice    Director, Senior Vice President and Chief Financial
                        President and Chief      Officer, A I M Management Group Inc.; Vice President
                        Financial Officer        and Treasurer, A I M Capital Management, Inc. and A I
                                                 M Distributors, Inc.; Director, Vice President and
                                                 Chief Financial Officer, A I M Fund Services, Inc.;
                                                 and Vice President and Chief Financial Officer, Fund
                                                 Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                     NET FEES PAID            FEE WAIVERS
                                                                   TO INVESCO FUNDS           OR EXPENSE
                                           TOTAL NET ASSETS           GROUP, INC.           REIMBURSEMENTS
                                             FOR THE MOST            FOR THE MOST            FOR THE MOST
ANNUAL RATE                               RECENTLY COMPLETED      RECENTLY COMPLETED      RECENTLY COMPLETED
(BASED ON AVERAGE DAILY NET)             FISCAL PERIOD OR YEAR   FISCAL PERIOD OR YEAR   FISCAL PERIOD OR YEAR
----------------------------             ---------------------   ---------------------   ---------------------
0.75% of the first $350 million;             $210,040,686             $1,901,489               $251,290
0.65% of the next $350 million;
0.55% from $700 million;
0.45% from $2 billion;
0.40% from $4 billion;
0.375% from $6 Billion;
0.35% from $8 billion

                                   EXHIBIT J

            FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN
                            MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                     INVESCO
                                                 (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                                       SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                                     ---------------   --------------------   -----------------
INVESCO European Fund..........................     $139,432             $387,438            $1,579,444


---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Aggressive Growth     0.80% of the first $150           $2,098,074,956     Waive 0.025% on each $5
Fund                      million; 0.625% of the excess                        billion increment on net
                          over $150 million                                    assets over $5 billion, up to
                                                                               a maximum waiver of 0.175% on
                                                                               net assets in excess of $35
                                                                               billion
AIM Capital Development   0.75% of the first $350           $  859,038,420     N/A
Fund                      million; 0.625% of the excess
                          over $350 million
AIM Charter Fund          1.00% of the first $30            $3,473,400,686     Waive 0.025% on each $5
                          million; 0.75% over $30                              billion increment on net
                          million up to and including                          assets over $5 billion, up to
                          $150 million; 0.625% of the                          a maximum waiver of 0.175% on
                          excess over $150 million                             net assets in excess of $35
                                                                               billion
AIM Constellation Fund    1.00% of the first $30            $7,712,712,838     Waive 0.025% on each $5
                          million; 0.75% over $30                              billion increment on net
                          million up to and including                          assets over $5 billion, up to
                          $150 million; 0.625% of the                          a maximum waiver of 0.175% on
                          excess over $150 million                             net assets in excess of $35
                                                                               billion
AIM Core Strategies Fund  0.75% of the first $1             $      799,226     Waive advisory fee and/or
                          billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $2 billion; 0.625% of the                            necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%
AIM Dent Demographic      0.85% of the first $2             $  501,855,692     N/A
Trends Fund               billion; 0.80% of the excess
                          over $2 billion
AIM Emerging Growth Fund  0.85% of the first $1             $  105,075,644     N/A
                          billion; 0.80% of the excess
                          over $1 billion

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Large Cap Growth      0.75% of the first $1             $  245,944,356     Waive advisory fee and/or
Fund                      billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $2 billion; 0.625% of the                            necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.95%
AIM Mid Cap Growth Fund   0.80% of the first $1             $  138,528,944     N/A
                          billion; 0.75% of the excess
                          over $1 billion
AIM U.S. Growth Fund      0.75% of the first $1             $      976,335     Waive advisory fee and/or
                          billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $2 billion; 0.65% of the                             necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%
AIM Weingarten Fund       1.00% of the first $30            $2,726,296,882     Waive 0.025% on each $5
                          million; 0.75% over $30                              billion increment on net
                          million up to and including                          assets over $5 billion, up to
                          $350 million; 0.625% of the                          a maximum waiver of 0.175% on
                          excess over $350 million                             net assets in excess of $35
                                                                               billion
AIM Global Value Fund     0.85% of the first $1             $   12,794,786     Waive advisory fee and/or
                          billion; 0.80% of the excess                         reimburse expenses on Class A,
                          over $1 billion                                      Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Mid Cap Basic Value   0.80% of the first $1             $   68,393,079     Waive advisory fee and/or
Fund                      billion; 0.75% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $5 billion; 0.70% of the                             necessary to limit Total
                          excess over $5 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.80%
AIM Asia Pacific Growth   0.95% of the first $500           $   88,741,097     Waive advisory fee and/or
Fund                      million; 0.90% of the excess                         reimburse expenses on Class A,
                          over $500 million                                    Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.25%
AIM European Growth Fund  0.95% of the first $500           $  408,587,558     N/A
                          million; 0.90% of the excess
                          over $500 million
AIM Global Aggressive     0.90% of the first $1             $  812,560,745     N/A
Growth Fund               billion; 0.85% of the excess
                          over $1 billion
AIM Global Growth Fund    0.85% of the first $1             $  576,920,957     N/A
                          billion; 0.80% of the excess
                          over $1 billion
AIM International Growth  0.95% of the first $1             $1,608,825,043     Waive 0.05% of advisory fee on
Fund                      billion; 0.90% of the excess                         average net assets in excess
                          over $1 billion                                      of $500 million
AIM European Small        0.95%                             $   21,342,399     Waive advisory fee and/or
Company Fund                                                                   reimburse expenses on Class A,
                                                                               Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM International         0.95%                             $   16,470,175     Waive advisory fee and/or
Emerging Growth Fund                                                           reimburse expenses on Class A,
                                                                               Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%
AIM New Technology Fund   1.00%                             $   34,819,420     Waive advisory fee and/or
                                                                               reimburse expenses on Class A,
                                                                               Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%
AIM Select Equity Fund    0.80% of the first $150           $  497,933,298     N/A
                          million; 0.625% of the excess
                          over $150 million
AIM Small Cap Equity      0.85%                             $  281,390,536     N/A
Fund
AIM Premier Equity II     0.75%                             $   76,141,376     N/A
Fund
AIM V.I. Aggressive       0.80% of first $150 million;      $  104,046,601     N/A
Growth Fund               0.625% of the excess over
                          $150 million
AIM V.I. Basic Value      0.725% of the first $500          $  202,513,473     Waive advisory fees of Series
Fund                      million; 0.70% of the next                           I and II shares to the extent
                          $500 million; 0.675% of the                          necessary to limit the
                          next $500 million; 0.65% in                          expenses (excluding 12b-1 plan
                          excess of $1.5 billion                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM V.I. Capital          0.65% of first $250 million;      $  786,930,877     N/A
Appreciation Fund         0.60% of the excess over $250
                          million

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM V.I. Capital          0.75% of first $350 million;      $   84,986,466     N/A
Development Fund          0.625% of the excess over
                          $350 million
AIM V.I. Core Equity      0.65% of first $250 million;      $1,386,999,432     N/A
Fund                      0.60% of the excess over $250
                          million
AIM V.I. Dent             0.85% of first $2 billion;        $   38,244,830     Waive advisory fees of Series
Demographic Trends Fund   0.80% of the excess over $2                          I and II shares to the extent
                          billion                                              necessary to limit the
                                                                               expenses (excluding 12b-1 plan
                                                                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM V.I. Growth Fund      0.65% of first $250 million;      $  363,991,901     N/A
                          0.60% of the excess over $250
                          million 0.75% of first $250
                          million;
AIM V.I. International    0.70% of excess over $250         $  252,330,849     N/A
Growth Fund               million
AIM V.I. Mid Cap Core     0.725% of the firsts $500         $   69,484,798     Waive advisory fees of Series
Equity Fund               million; 0.70% of the next                           I and II shares to the extent
                          $500 million; 0.675% of the                          necessary to limit the
                          next $500 million; 0.65% in                          expenses (excluding 12b-1 plan
                          excess of $1.5 billion                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM V.I. New Technology   1.00%                             $   14,647,745     Waive advisory fees of Series
Fund                                                                           I and II shares to the extent
                                                                               necessary to limit the
                                                                               expenses (excluding 12b-1 plan
                                                                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM Summit Fund           1.00% of the first $10            $1,455,914,877     N/A
                          million; 0.75% of the next
                          $140 million; 0.625% in
                          excess of $150 million

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Opportunities I Fund  Base fee of 1.00%; maximum        $  313,489,899     N/A
                          annual performance adjustment
                          of +/-0.75%
AIM Opportunities II      Base fee of 1.50%; maximum        $  195,743,587     N/A
Fund                      annual performance adjustment
                          of +/-1.00%
AIM Opportunities III     Base fee of 1.50%; maximum        $  197,568,312     N/A
Fund                      annual performance adjustment
                          of +/-1.00%
AIM Basic Value Fund      0.725% of first $500 million;     $4,554,929,266     Waive advisory fees at the
                          0.70% of next $500 million;                          annual rate of 0.025% for each
                          0.675% of next $500 million;                         $5 billion increment, up to a
                          0.65% of excess over $1.5                            maximum waiver of 0.175% on
                          billion                                              net assets in excess of $35
                                                                               billion
AIM Basic Value II Fund   0.75% of first $1 billion;        $      913,123     Waive advisory fee and/or
                          0.70% of next $1 billion;                            reimburse expenses on Class A,
                          0.65% of excess over $2                              Class B and Class C to extent
                          billion                                              necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%
AIM Mid Cap Core Equity   0.725% on first $500 million;     $1,741,929,034     N/A
Fund                      0.70% on next $500 million;
                          0.675% on next $500 million;
                          0.65% on excess over $1.5
                          billion
AIM Small Cap Growth      0.725% on first $500 million;     $  989,137,111     N/A
Fund                      0.70% on next $500 million;
                          0.675% on next $500 million;
                          0.65% of excess over $1.5
                          billion
AIM Global Financial      0.975% on first $500 million;     $  226,268,642     N/A
Services Fund             0.95% on next $500 million;
                          0.925% on next $500 million;
                          0.90% of excess over $1.5
                          billion

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Global Health Care    0.975% on first $500 million;     $  767,768,706     N/A
Fund                      0.95% on next $500 million;
                          0.925% on next $500 million;
                          0.90% of excess over $1.5
                          billion
AIM Global Energy Fund    0.975% on first $500 million;     $   29,897,155     Expense limitation - Limit
                          0.95% on next $500 million;                          Total Annual Operating
                          0.925% on next $500 million;                         Expenses (excluding interest,
                          0.90% of excess over $1.5                            taxes, dividend expense on
                          billion                                              short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 2.00%
                                                                               Class B, 2.50%
                                                                               Class C, 2.50%
AIM Global Science and    0.97% on first $500 million;      $  398,857,248     Expense limitation - Limit
Technology Fund           0.95% on next $500 million;                          Total Annual Operating
                          0.925% on next $500 million;                         Expenses (excluding interest,
                          0.90% of excess over $1.5                            taxes, dividend expense on
                          billion                                              short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 2.00%
                                                                               Class B, 2.50%
                                                                               Class C, 2.50%
AIM Libra Fund            0.85% of first $1 billion;        $   5,304,209*     Expense limitation -- Limit
                          0.80% of excess over $1                              Total Annual Operating
                          billion                                              Expenses (excluding interest,
                                                                               taxes, dividend expense on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 1.80%
                                                                               Class B, 2.45%
                                                                               Class C, 2.45%

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Global Trends Fund    0.975% on first $500 million;     $  126,915,517     Expense limitation -- Limit
                          0.95% on next $500 million;                          Total Annual Operating
                          0.925% on next $500 million;                         Expenses (excluding interest,
                          0.90% of excess over $1.5                            taxes, dividend expense on
                          billion                                              short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 2.00%
                                                                               Class B, 2.50%
                                                                               Class C, 2.50%

---------------

* As of semi-annual report, 4/30/03.

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

NET ASSETS                                                             ANNUAL RATE
----------                                                 -----------------------------------
                                                               (BASED ON AVERAGE DAILY NET
                                                                         ASSETS)
First $350 Million......................................                   0.75%
Next $350 Million.......................................                   0.65%
From $700 Million.......................................                   0.55%
From $2 Billion.........................................                   0.45%
From $4 Billion.........................................                   0.40%
From $6 Billion.........................................                  0.375%
From $8 Billion.........................................                   0.35%

                                   EXHIBIT M

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     619,227.05

CLASS B SHARES

     9,526.87

CLASS C SHARES

     138,626.09

CLASS K SHARES

     48,846.84

INVESTOR CLASS SHARES

     20,255,066.78

                                   EXHIBIT N

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                                         PERCENT
                                                           CLASS OF        NUMBER OF     OWNED OF
NAME AND ADDRESS                                            SHARES       SHARES OWNED    RECORD*
----------------                                        --------------   -------------   --------
Charles Schwab & Co. Inc..............................  Investor Class    7,367,552.05    36.37%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Nat'l Financial Services Corp.........................  Investor Class    1,479,778.03     7.31%
  The Exclusive Benefit of Cust.
  One World Financial Center
  200 Liberty St. 5th Floor
  Attn: Kate Recon
  New York, NY 10281-550
UBS Financial Services Inc. FBO.......................  Class A             114,503.82    18.49%
  Mazzard Group LLC
  666 Fifth Ave. #423
  New York, NY 10103-0001
Pershing LLC..........................................  Class A             114,395.89    18.47%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
NFSC FEBO # WS 3-000469...............................  Class A              96,401.03    15.57%
  Fortnight LLC
  666 5th Ave. #423
  New York, NY 10103-0001
BNY Clearing Services LLC.............................  Class A              47,557.84     7.68%
  FBO VENOP Investments LLC #1
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
BNY Clearing Services LLC.............................  Class A              38,560.41     6.23%
  FBO VENOP Investments LLC #5
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
BNY Clearing Services LLC.............................  Class A              32,133.68     5.19%
  FBO Bryce Investments LLC #3
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
BNY Clearing Services LLC.............................  Class A              32,133.68     5.19%
  Bryce Investments LLC
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633

                                                                                         PERCENT
                                                           CLASS OF        NUMBER OF     OWNED OF
NAME AND ADDRESS                                            SHARES       SHARES OWNED    RECORD*
----------------                                        --------------   -------------   --------
BNY Clearing Services LLC.............................  Class A              31,806.65     5.14%
  FBO Bryce Investments LLC #2
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
Merrill Lynch.........................................  Class B               5,503.52    57.77%
  Security #97MN6
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
American Enterprise Investment Svcs...................  Class B               2,694.61    28.28%
  FBO 184949971
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs...................  Class B                 664.37     6.97%
  FBO 203783521
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs...................  Class B                 664.37     6.97%
  FBO 203783941
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Barre Hazleton LC.....................................  Class C              31,005.22    22.37%
  918 16th Ave. NW
  Calgary, Alberta
  Canada T2M0K3
Saxon & Co............................................  Class K              16,383.50    33.54%
  FBO 20-01-302-9912426
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001
NFSC FEBO # 162-256757................................  Class K              13,338.76    27.31%
  FMT CO Cust. IRA Rollover
  FBO Gary L. Winarski
  842 Gardener Rd.
  Rockledge, FL 32955-8137
Circle Trust Company Cust.............................  Class K               4,465.17     9.14%
  GoldK Omnibus Account
  Metro Center
  1 Station Pl.
  Stamford, CT 06902-6800
PFPC Wrap Services....................................  Class K               2,585.24     5.29%
  FBO American Skandia
  760 Moore Rd.
  King of Prussia, PA 19406-1212

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT O

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                                           PERCENT
                                                             CLASS OF        NUMBER OF     OWNED OF
NAME AND ADDRESS                                              SHARES        SHARES OWNED   RECORD*
----------------                                          ---------------   ------------   --------


---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                             INVESCO EUROPEAN FUND,
                            A SEPARATE PORTFOLIO OF
                       INVESCO INTERNATIONAL FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17
SECTION 6.4.      Reorganization Conditional..................................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-18

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.10.     Notices.....................................................  I-19
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20


Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO International Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO European Fund ("Selling Fund"), a separate series of Seller, AIM International Funds, Inc., a Maryland corporation ("Buyer"), acting on behalf of AIM European Growth Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM International Funds, Inc., a Maryland corporation.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-06463.

     "Buying Fund" means AIM European Growth Fund, a separate series of Buyer.

     "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means October 27, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO International Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-07758.

     "Selling Fund" means INVESCO European Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Selling Fund for the period ended April 30, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, [2002] and for the short taxable year beginning on November 1, [2002] and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, [2002] and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     SECTION 6.4. Reorganization Conditional. The parties acknowledge and agree that consummation of the Reorganization and the transactions contemplated by this Agreement is conditioned upon consummation of the reorganization of AIM International Core Equity Fund, a separate series of AIM Advisor Funds, a Delaware statutory trust, into INVESCO International Blue Chip Value Fund, a separate series of Seller, on or prior to the Closing Date. Accordingly, if the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund has not been consummated on or prior to the Closing Date, the parties will be absolved of their obligations under this Agreement to consummate the Reorganization and the transactions contemplated by this Agreement.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO International Funds, Inc.
               4350 South Monaco Street
               Denver, Colorado 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Avenue
               N.W., 2nd Floor
               Washington, D.C. 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM International Funds, Inc.
               11 Greenway Plaza, Suite 100
               Houston, Texas 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO INTERNATIONAL FUNDS, INC.,
                                          acting on
                                          behalf of INVESCO EUROPEAN FUND

                                          BY:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM INTERNATIONAL FUNDS, INC., acting
                                          on
                                          behalf of AIM EUROPEAN GROWTH FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                               CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                               SHARES OF BUYING FUND
---------------------------------                              ------------------------
Class A shares..............................................   Class A shares
Class B shares..............................................   Class B shares
Class C shares..............................................   Class C shares
Class K shares..............................................   Class A shares
Investor Class shares.......................................   Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC. ....  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC. .......................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Growth Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................           240,000,000
Class B shares..............................................           240,000,000
Class C shares..............................................           240,000,000
Class R shares..............................................           240,000,000
Investor Class shares.......................................           240,000,000

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                     AIM EUROPEAN GROWTH FUND

                     July 21, 2003




                     Prospectus

                     AIM European Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------
Sales Charges                                        6

Dividends and Distributions                          6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of European companies. The fund considers various factors when determining whether a company is in Europe, including whether (1) it is organized under the laws of a country in Europe; (2) it has a principal office in a country in Europe; (3) it derives 50% or more of its total revenues from business in a country in Europe; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in a country in Europe.

    In complying with the 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its assets in securities of non-European companies. The fund may invest up to 20% of its assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   40.62%
1999...................................................................   66.62%
2000...................................................................   -3.28%
2001...................................................................  -24.72%
2002...................................................................   -9.71%


    The Class A shares' year-to-date return as of June 30, 2003 was 13.19%.

    During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                        SINCE         INCEPTION
December 31, 2002)                     1 YEAR     5 YEARS    INCEPTION(1)      DATE
-----------------------------------------------------------------------------------------
Class A                                                                       11/03/97
  Return Before Taxes                   (14.69)%     7.80%       7.86%
  Return After Taxes on Distributions   (14.69)      7.79        7.86
  Return After Taxes on Distributions
    and Sale of Fund Shares              (9.02)      6.41        6.47
Class B                                                                       11/03/97
  Return Before Taxes                   (14.78)      7.95        8.15
Class C                                                                       11/03/97
  Return Before Taxes                   (11.23)      8.25        8.30
Class R(2)                                                                    11/03/97(2)
  Return Before Taxes                    (9.88)      8.85        8.88
Investor Class(3)                                                             11/03/97(3)
  Return Before Taxes                    (9.71)      9.02        9.05
-----------------------------------------------------------------------------------------
MSCI Europe Index(4)                    (18.38)     (2.26)      (1.21)(5)     10/31/97(5)
MSCI EAFE Index(6)                      (15.94)     (2.89)      (2.83)(5)     10/31/97(5)
MSCI Europe Growth Index(7)             (18.54)     (4.70)      (3.63)(5)     10/31/97(5)
Lipper European Fund Index(8)           (17.43)     (0.37)       0.23(5)      10/31/97(5)
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(4) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.
(5) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.
(6) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.
(7) The Morgan Stanley Capital International Europe Growth Index includes securities from fifteen European countries. The index contains approximately 200 "growth" securities (high P/BV securities).
(8) The Lipper European Fund Index is an equally weighted representation of the 30 largest funds in the Lipper European Region category. The fund concentrates its investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(paid directly from                                                                INVESTOR
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R     CLASS
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)     5.50%      None       None       None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage
of original
purchase price
or redemption
proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)     None
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
------------------------------------------------------------------------------------------
(expenses that are deducted                                                       INVESTOR
from fund assets)                         CLASS A   CLASS B   CLASS C   CLASS R   CLASS
------------------------------------------------------------------------------------------
Management Fees                            0.95%     0.95%     0.95%     0.95%      0.95%

Distribution and/or
Service (12b-1) Fees                       0.35      1.00      1.00      0.50       0.25

Other Expenses(5)                          0.63      0.63      0.63      0.63       0.63

Total Annual Fund
Operating Expenses                         1.93      2.58      2.58      2.08       1.83
------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses for Class R shares and Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $735    $1,123    $1,535     $2,680
Class B                                      761     1,102     1,570      2,757
Class C                                      361       802     1,370      2,915
Class R                                      211       652     1,119      2,410
Investor Class                               186       576       990      2,148
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $735    $1,123    $1,535     $2,680
Class B                                      261       802     1,370      2,757
Class C                                      261       802     1,370      2,915
Class R                                      211       652     1,119      2,410
Investor Class                               186       576       990      2,148
--------------------------------------------------------------------------------

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.95% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                        SIX MONTHS                                                                 (DATE SALES
                                          ENDED                         YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                        APRIL 30,        ----------------------------------------------------      OCTOBER 31,
                                           2003            2002           2001           2000          1999            1998
                                        ----------       --------       --------       --------       -------    ----------------
Net asset value, beginning of period     $  15.60        $  16.52       $  23.59       $  16.42       $ 12.96        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.04)(a)       (0.07)(a)      (0.06)(a)      (0.21)(a)     (0.11)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.78           (0.85)         (7.01)          7.38          3.58           3.04
=================================================================================================================================
    Total from investment operations         0.74           (0.92)         (7.07)          7.17          3.47           2.96
=================================================================================================================================
Less dividends from net investment
  income                                       --              --             --             --         (0.01)            --
=================================================================================================================================
Net asset value, end of period           $  16.34        $  15.60       $  16.52       $  23.59       $ 16.42        $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              4.74%          (5.57)%       (29.97)%        43.67%        26.81%         29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $308,218        $283,812       $157,651       $273,605       $99,148        $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     2.06%(c)        1.93%          1.83%          1.69%         1.88%          1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.58)%(c)      (0.42)%        (0.32)%        (0.82)%       (0.69)%        (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%             94%            99%           112%          122%            93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $272,336,302.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                         SIX MONTHS                                                                (DATE SALES
                                           ENDED                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                         APRIL 30,        ---------------------------------------------------      OCTOBER 31,
                                            2003           2002           2001           2000          1999            1998
                                         ----------       -------       --------       --------       -------    ----------------
Net asset value, beginning of period      $ 15.08         $ 16.07       $  23.11       $  16.20       $ 12.87        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.09)(a)       (0.18)(a)      (0.19)(a)      (0.38)(a)     (0.22)         (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.75           (0.81)         (6.85)          7.29          3.55           3.05
=================================================================================================================================
    Total from investment operations         0.66           (0.99)         (7.04)          6.91          3.33           2.87
=================================================================================================================================
Net asset value, end of period            $ 15.74         $ 15.08       $  16.07       $  23.11       $ 16.20        $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              4.38%          (6.16)%       (30.46)%        42.65%        25.87%         28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $93,248         $97,436       $105,324       $169,614       $67,074        $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      2.71%(c)        2.58%          2.50%          2.39%         2.63%          2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.23)%(c)      (1.07)%        (0.98)%        (1.52)%       (1.44)%        (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%             94%            99%           112%          122%            93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $92,229,998.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                          SIX MONTHS                                                              (DATE SALES
                                            ENDED                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                          APRIL 30,        -------------------------------------------------      OCTOBER 31,
                                             2003           2002          2001          2000          1999            1998
                                          ----------       -------       -------       -------       -------    ----------------
Net asset value, beginning of period       $ 15.09         $ 16.09       $ 23.13       $ 16.21       $ 12.88        $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.09)(a)       (0.18)(a)     (0.19)(a)     (0.38)(a)     (0.23)         (0.18)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.75           (0.82)        (6.85)         7.30          3.56           3.06
================================================================================================================================
    Total from investment operations          0.66           (1.00)        (7.04)         6.92          3.33           2.88
================================================================================================================================
Net asset value, end of period             $ 15.75         $ 15.09       $ 16.09       $ 23.13       $ 16.21        $ 12.88
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                               4.37%          (6.22)%      (30.44)%       42.69%        25.85%         28.80%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $28,020         $27,323       $32,604       $54,164       $11,938        $ 9,639
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets       2.71%(c)        2.58%         2.50%         2.39%         2.63%          2.72%(d)(e)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.23)%(c)      (1.07)%       (0.98)%       (1.52)%       (1.44)%        (1.32)%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(f)                      42%             94%           99%          112%          122%            93%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,146,815.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
                                                              ----------       -------------
Net asset value, beginning of period                            $15.59            $ 18.35
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)          (0.04)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.78              (2.72)
============================================================================================
    Total from investment operations                              0.72              (2.76)
============================================================================================
Net asset value, end of period                                  $16.31            $ 15.59
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   4.62%            (15.04)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  403            $    15
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           2.21%(c)           2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.73)%(c)         (0.57)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          42%                94%
____________________________________________________________________________________________
============================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $104,183.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM EUROPEAN GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               EGR-PRO-1

                                                                    APPENDIX III

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EUROPEAN MARKETS STRUGGLE AS GLOBAL ECONOMY SLOWS

HOW DID AIM EUROPEAN GROWTH FUND PERFORM DURING THE FISCAL YEAR?

Although European markets traded higher late last year, 2002 has been a difficult and volatile year for European equities. Given this environment, for the year ended October 31, 2002, AIM European Growth Fund returned -5.57% for Class A shares, -6.16% for Class B shares, -6.22% for Class C shares, and -5.71% for Class R shares, excluding sales charges. The fund bettered both the MSCI Europe Index and the Lipper European Fund Index which returned -13.88% and -12.77%, respectively, over the same period. By comparison, U.S. stocks, as represented by the S&P 500 Index, returned -15.10%.

    As you can see from the chart at the bottom of page 5, over the longer term, the fund has produced good results. Since inception, the fund has returned 9.34% for Class A shares, excluding sales charges; while the MSCI Europe Index returned -1.47%.

WHAT WERE MARKET CONDITIONS LIKE IN EUROPE?

After struggling for most of 2001, European markets rallied in the final months and seemed poised for recovery. Economic data also improved during the first few months of 2002. This rebound in European business conditions, however, was short-lived. Weak economic data--declining consumer confidence and rising unemployment coupled with disappointing corporate earnings--weighed heavily on increasingly volatile European markets. Much of the market's volatility can be linked to European life insurance firms. In Europe, insurance companies typically hold 20% of their assets in stocks, while U.S. life insurance companies hold just 1.5% to 2% of their assets in equities. The rapid decline of telecommunications stocks also hit European indexes hard, as the telecommunications sector is a larger percentage of total market cap in Europe than in the United States. That said, European technology shares led a much-needed market rally in October, with the MSCI Europe Index rising 9.67% for the month.

WHAT OTHER TRENDS EMERGED IN EUROPEAN MARKETS? HOW DID THESE TRENDS INFLUENCE THE FUND?

Investors continued to reward companies that had better-than-expected earnings. This fits with the fund's earnings momentum approach and is one reason the fund held up better than its benchmarks. The fund's ability to invest in all capitalization levels also played a role in relative performance. Most European sector funds invest almost exclusively in large-cap securities--a distinct disadvantage during the reporting period as European small-cap/mid-cap stocks were favored. With AIM European Growth Fund's market cap flexibility, however, we were able to fully capitalize on the earnings momentum we found in many of Europe's smaller companies.

WERE THERE ANY SIGNIFICANT MONETARY CHANGES IN THE EURO ZONE?

Although many contend the European Central Bank (ECB) is too focused on fighting inflation, the bank left its key interest rate

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                               TOP 10 INDUSTRIES                        TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Anglo Irish Bank Corp. PLC (Ireland)            3.1%       1. Banks                         15.5%      [PIE CHART]

 2. Altana A.G. (Germany)                           2.7        2. Pharmaceuticals                7.4   UNITED KINGDOM   24.2%

 3. Eni S.p.A. (Italy)                              2.4        3. Construction & Engineering     5.1   OTHER            13.2%

 4. Grupo Ferrovial, S.A. (Spain)                   2.3        4. Integrated Oil & Gas           5.1   ITALY            12.3%

 5. Banco Popular Espanol S.A. (Spain)              2.2        5. Health Care Supplies           3.4   FRANCE           11.7%

 6. Banco Popolare di Verona e Novara Scrl (Italy)  2.1        6. Automobile Manufacturers       3.3   SPAIN            10.3%

 7. Total Fina Elf S.A. (France)                    2.1        7. Insurance Brokers              3.3   GERMANY           9.9%

 8. Bank of Ireland (Ireland)                       2.0        8. Restaurants                    2.8   IRELAND           9.9%

 9. Merloni Elettrodomestici S.p.A. (Italy)         2.0        9. Tobacco                        2.7   SWEDEN            2.5%

10. Autostrade-Concessioni e Costruzioni                                                               BELGIUM           2.2%
    Autostrade S.p.A. (Italy)                       2.0       10. Highways & Railtracks          2.6
                                                                                                       NETHERLANDS       2.0%

                                                                                                       BERMUDA           1.8%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

unchanged at 3.25% for the 11th consecutive month in October. Meanwhile, the Bank of England recently left rates unchanged at 4.0%.

    After years of dominance, the U.S. dollar finally began showing signs of weakness in the second quarter of the year. The British pound and the euro both gained ground. In fact, the euro began 2002 at an uninspiring $0.88(U.S.), but finally managed to break through the parity level during the year.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

On a sector basis, we found good growth opportunities in traditionally defensive sectors, such as consumer staples and energy. Conversely, as consumer sentiment declined, we decreased our exposure to health care, financials and information technology.

    On a country basis, over the last quarter we have increased our exposure to France, Italy and the UK. The UK in particular has managed to perform better than most of Europe as consumer spending has remained high and, therefore, economic growth has remained relatively robust. Low interest rates and high employment have also boosted the UK's economy. On the other hand, we have recently decreased our exposure to Germany and Switzerland. Germany, Europe's largest economy, has been one of the worst-performing markets in the world this year. The country has suffered from a combination of high unemployment, industrial weakness and lower consumer spending.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

o Merloni, an Italian appliance manufacturer, benefited the fund. The company has been gaining market share due to a strong emphasis on product innovation and an efficient cost basis, which puts it among the most profitable companies in its sector.

o Munich Re, a German reinsurance company, detracted from fund performance. The company has been hard hit with losses from the September 11, 2001, terrorist attacks in the United States. Massive flooding in Europe has also hampered the company. However, we still find the company attractive as pricing in the property and casualty reinsurance line has increased.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

The global downturn and indeed the U.S. recession impacted Europe more than many analysts had predicted. Therefore, the strength of European stocks will undoubtedly continue to depend, at least to some extent, on the outcome of the U.S. economy.

    Nonetheless, euro zone industrial confidence rose two points in October, and France's jobless rate held steady in September for the fourth straight month. And although the ECB has been slow to reduce interest rates, that might actually be good news for Europe's growth prospects as it leaves the door open for future interest rate cuts.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           JASON T. HOLZER, CO-MANAGER

                           CLAS G. OLSSON, CO-MANAGER

                         ASSISTED BY EUROPE/CANADA TEAM

                          See important fund and index
                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com


FUND PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

11/3/97-10/31/02, excluding sales charges

                                   [BAR CHART]

AIM EUROPEAN GROWTH FUND

CLASS A SHARES              9.34%

MSCI EUROPE INDEX          -1.47%

                                                            Source: Lipper, Inc.

The performance of the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses.

    *Index return data is from 10/31/97-10/31/02.

================================================================================

eDELIVERY

                  REDUCE YOUR PAPER MAIL WITH AIM'S EDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

                                                                       [GRAPHIC]

                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/02

                                [MOUNTAIN CHART]


                 AIM EUROPEAN    AIM EUROPEAN     AIM EUROPEAN
                  GROWTH FUND    GROWTH FUND        GROWTH FUND   LIPPER EUROPEAN   MSCI EUROPE
DATE            CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    FUND INDEX         INDEX
11/03/97             9450            10000            10000            10000            10000
11/97                9233             9770             9770            10075            10154
12/97                9592            10150            10150            10310            10525
1/98                10026            10600            10600            10694            10962
2/98                10972            11590            11590            11576            11820
3/98                12172            12850            12850            12452            12661
4/98                12910            13609            13609            12738            12907
5/98                13789            14529            14538            13058            13169
6/98                13855            14599            14608            13096            13314
7/98                14535            15298            15308            13346            13577
8/98                12551            13197            13198            11419            11869
9/98                11842            12457            12458            10779            11395
10/98               12248            12867            12878            11533            12306
11/98               12900            13546            13558            12190            12961
12/98               13489            14156            14168            12758            13527
1/99                14322            15025            15038            12985            13441
2/99                13593            14245            14257            12606            13099
3/99                13063            13685            13697            12641            13242
4/99                13195            13815            13818            13003            13637
5/99                12797            13386            13388            12531            12982
6/99                13185            13786            13788            12849            13201
7/99                13904            14526            14538            13065            13324
8/99                14244            14876            14878            13171            13460
9/99                14528            15167            15169            13027            13357
10/99               15530            16196            16209            13469            13848
11/99               18594            19385            19399            14405            14222
12/99               22473            23404            23419            16266            15680
1/00                23676            24644            24669            15742            14563
2/00                29521            30712            30728            17912            15322
3/00                26852            27914            27929            17924            15691
4/00                24130            25064            25088            16953            14999

================================================================================================


             AIM EUROPEAN     AIM EUROPEAN    AIM EUROPEAN
              GROWTH FUND      GROWTH FUND     GROWTH FUND    LIPPER EUROPEAN     MSCI EUROPE
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES     FUND INDEX          INDEX

5/00             23307            24194            24218            16610            14876
6/00             24043            24944            24968            17004            15196
7/00             24375            25284            25308            16873            14953
8/00             25038            25954            25979            16937            14777
9/00             23921            24775            24799            16063            14085
10/00            22323            23115            23140            15575            13978
11/00            20082            20785            20810            14742            13437
12/00            21737            22475            22500            15849            14363
1/01             21528            22246            22270            15801            14370
2/01             19164            19805            19821            14469            13108
3/01             17064            17617            17640            13199            12130
4/01             18001            18577            18600            14073            12993
5/01             17841            18397            18419            13531            12359
6/01             17377            17917            17939            12980            11892
7/01             16970            17487            17508            12849            11921
8/01             17036            17537            17559            12519            11611
9/01             15135            15568            15589            11114            10453
10/01            15627            16068            16089            11503            10785
11/01            15996            16437            16450            12001            11218
12/01            16365            16807            16830            12257            11505
1/02             15958            16377            16400            11720            10903
2/02             16148            16577            16591            11728            10901
3/02             16753            17187            17201            12315            11492
4/02             17028            17446            17471            12281            11404
5/02             17350            17776            17791            12289            11369
6/02             17350            17765            17780            11959            10974
7/02             15401            15767            15780            10710             9753
8/02             15515            15866            15879            10638             9751
9/02             14001            14306            14320             9320             8468
10/02            14758            14880            15090            10034             9287

                                                                          Source: Lipper, Inc.

==============================================================================================

Past performance cannot guarantee comparable future results.

The chart compares AIM European Growth Fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/3/97-10/31/02.

    Please note: index performance is for the period 10/31/97-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Performance of an index of funds reflects fund expenses.

    Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B, C, and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (11/3/97)                8.11%
  1 Year                         -10.76

CLASS B SHARES
 Inception (11/3/97)                8.29%
  1 Year                         -10.85

CLASS C SHARES
 Inception (11/3/97)                8.59%
  1 Year                          -7.15

CLASS R SHARES*
 Inception                          9.17%
  1 Year                          -5.71

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (11/3/97), 7.10%, one year, -12.58%; Class B shares, inception (11/3/97), 7.27%; one year, -12.69%. Class C shares, inception (11/3/97), 7.59%.; one year, -9.06%. Class R shares, inception, 8.17%; one year, -7.66%.

    *Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 11/3/97.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                            AIM EUROPEAN GROWTH FUND,
                  A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                             INVESCO EUROPEAN FUND,
                A PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085

                       STATEMENT OF ADDITIONAL INFORMATION

   (October 21, 2003 Special Meeting of Shareholders of INVESCO European Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of AIM European Growth Fund for use in connection with the Special Meeting of Shareholders of INVESCO European Fund to be held on October 21, 2003. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for AIM International Funds, Inc. dated July 21, 2003, as supplemented August 14, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is August 15,
2003.

                                TABLE OF CONTENTS

THE COMPANY....................................................................................................  3

DESCRIPTION OF PERMITTED INVESTMENTS...........................................................................  3

DIRECTORS AND OFFICERS OF THE COMPANY..........................................................................  3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................................  3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION..................................  3

PORTFOLIO TRANSACTIONS.........................................................................................  3

DESCRIPTION OF SHARES..........................................................................................  4

DETERMINATION OF NET ASSET VALUE...............................................................................  4

TAXES..........................................................................................................  4

PERFORMANCE DATA...............................................................................................  4

FINANCIAL INFORMATION..........................................................................................  4

Appendix I    -  Statement of Additional Information of the Company
Appendix II   -  Audited Financial Statements of INVESCO European Fund
                 (10/31/02)
Appendix III  -  Unaudited Financial Statements of INVESCO European Fund
                 (4/30/03)
Appendix IV   -  Pro forma Financial Statements

THE COMPANY

This Statement of Additional Information relates to AIM International Funds, Inc. (the "Company") and its investment portfolio, AIM European Growth Fund (the "Fund"). The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Company. For additional information about the Company, see heading "General Information About the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Company's Board of Directors, see heading "Description of the Funds and Their Investments and Risks" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's directors and executive officers identifying those who are interested persons of the Company as well as stating their aggregate remuneration, see heading "Management of the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and directors of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of beneficial interest, see heading "General Information About the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Dividends, Distributions and Tax Matters" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Calculation of Performance Data" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Company's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix I.

The audited financial statements of INVESCO European Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO European Fund, dated October 31, 2002, which is incorporated herein by reference and attached hereto as Appendix II.

The unaudited financial statements of INVESCO European Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Semi-Annual Report of INVESCO European Fund dated April 30, 2003, which is incorporated herein by reference and attached hereto as Appendix III.

Pro forma financial statements for AIM European Growth Fund, giving effect to the reorganization of INVESCO European Fund into AIM European Growth Fund, are attached hereto as Appendix IV.

                                                                      APPENDIX I


                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                          AIM INTERNATIONAL FUNDS, INC.
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                 --------------

This Statement of Additional Information Relates to the Class A, Class B, Class C, Class R and Investor Class Shares, as Applicable, of each portfolio (each a "Fund", collectively the "Funds") of AIM International Funds, Inc. listed below. This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Class A, Class B, Class C, Class R and Investor Class shares of the Funds listed below. You May Obtain a copy of any Prospectus for any Fund listed below from an authorized dealer or by writing to:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                   ----------

This Statement of Additional Information, dated July 21, 2003, relates to the Class A, Class B, Class C, Class R and Investor Class Shares, as applicable, of the following Prospectuses:

               FUND                                   DATED
               ----                                   -----
   AIM Asia Pacific Growth Fund                   March 3, 2003
     AIM European Growth Fund                     July 21, 2003
AIM Global Aggressive Growth Fund                 March 3, 2003
      AIM Global Growth Fund                      March 3, 2003
   AIM International Growth Fund                  March 3, 2003

                          AIM INTERNATIONAL FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                  PAGE
GENERAL INFORMATION ABOUT THE COMPANY                                                                                1
         Fund History..........................................................................................      1
         The Company and its Shares............................................................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ......................................................      3
         Classification........................................................................................      3
         Investment Strategies and Risks.......................................................................      3
                  Equity Investments ..........................................................................      6
                  Foreign Investments .........................................................................      7
                  Debt Investments ............................................................................      9
                  Other Investments ...........................................................................      9
                  Investment Techniques .......................................................................     10
                  Derivatives .................................................................................     14
                  Additional Securities or Investment Techniques ..............................................     20
         Fund Policies.........................................................................................     21
         Temporary Defensive Positions.........................................................................     23

MANAGEMENT OF THE COMPANY .....................................................................................     23
         Board of Directors....................................................................................     23
         Management Information................................................................................     23
                  Director Ownership of Fund Shares ...........................................................     25
                  Factors Considered in Approving the Investment Advisory Agreement ...........................     25
         Compensation..........................................................................................     25
                  Retirement Plan For Directors ..............................................................      26
                  Deferred Compensation Agreements ...........................................................      26
                  Purchases of Class A Shares of the Funds at Net Asset Value .................................     26
         Codes of Ethics.......................................................................................     27
         Proxy Voting Policies.................................................................................     27

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ...........................................................     27

INVESTMENT ADVISORY AND OTHER SERVICES ........................................................................     27
         Investment Advisor....................................................................................     27
         Previous Investment Sub-Advisor.......................................................................     28
         Service Agreements....................................................................................     29
         Other Service Providers...............................................................................     30

BROKERAGE ALLOCATION AND OTHER PRACTICES ......................................................................     31
         Brokerage Transactions................................................................................     31
         Commissions...........................................................................................     31
         Brokerage Selection...................................................................................     31
         Directed Brokerage (Research Services)................................................................     32
         Regular Brokers or Dealers............................................................................     32
         Allocation of Portfolio Transactions..................................................................     32
         Allocation of Initial Public Offering ("IPO") Transactions............................................     33

PURCHASE, REDEMPTION AND PRICING OF SHARES ....................................................................     33
         Purchase and Redemption of Shares.....................................................................     33
         Offering Price........................................................................................     50
         Redemption In Kind....................................................................................     51
         Backup Withholding....................................................................................     51

                                       i

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ......................................................................     52
         Dividends and Distributions...........................................................................     52
         Tax Matters...........................................................................................     52

DISTRIBUTION OF SECURITIES ....................................................................................     59
         Distribution Plans....................................................................................     59
         Distributor...........................................................................................     62

CALCULATION OF PERFORMANCE DATA ...............................................................................     63

APPENDICES:
RATINGS OF DEBT SECURITIES.....................................................................................    A-1

DIRECTORS AND OFFICERS.........................................................................................    B-1

DIRECTOR COMPENSATION TABLE....................................................................................    C-1

PROXY VOTING POLICIES .........................................................................................    D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................................    E-1

MANAGEMENT FEES................................................................................................    F-1

ADMINISTRATIVE SERVICES FEES...................................................................................    G-1

BROKERAGE COMMISSIONS..........................................................................................    H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS...............    I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS........................................    J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS..................................................    K-1

TOTAL SALES CHARGES............................................................................................    L-1

PERFORMANCE DATA...............................................................................................    M-1

FINANCIAL STATEMENTS...........................................................................................     FS

                      GENERAL INFORMATION ABOUT THE COMPANY

FUND HISTORY

         AIM International Funds, Inc. (the "Company") was organized in 1991 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company currently consists of five separate portfolios: AIM Asia Pacific Growth Fund, AIM European Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Growth Fund, (each a "Fund" and collectively, the "Funds"). Under the Articles of Incorporation of the Company, dated October 30, 1991, as supplemented and amended, the Board of Directors is authorized to create new series of shares without the necessity of a vote of shareholders of the Company.

         Prior to July 1, 2002, AIM Asia Pacific Growth Fund, AIM European Growth Fund and AIM International Growth Fund were known as AIM Asian Growth Fund, AIM European Development Fund and AIM International Equity Fund, respectively.

THE COMPANY AND ITS SHARES

         Shares of the Company are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Company in certain circumstances.

         The Company allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Company's books of account, and are charged with the expenses of such Fund and its respective classes. The Company allocates any general expenses of the Company not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:

                                                                            INSTITUTIONAL   INVESTOR
                    FUND            CLASS A   CLASS B   CLASS C   CLASS R       CLASS        CLASS
----------------------------------------------------------------------------------------------------
AIM Asia Pacific Growth Fund           X         X         X
----------------------------------------------------------------------------------------------------
AIM European Growth Fund               X         X         X         X                          X
----------------------------------------------------------------------------------------------------
AIM Global Aggressive Growth Fund      X         X         X
----------------------------------------------------------------------------------------------------
AIM Global Growth Fund                 X         X         X
----------------------------------------------------------------------------------------------------
AIM International Growth Fund          X         X         X         X            X
----------------------------------------------------------------------------------------------------

         This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares which are discussed in a separate Statement of Additional Information are intended for use by certain eligible institutional investors and are available to the following:

         - banks and trust companies acting in a fiduciary or similar capacity;

         -        bank and trust company common and collective trust funds;

         -        banks and trust companies investing for their own account;

         -        entities acting for the account of a public entity (e.g.
                  Taft-Hartley funds, states, cities or government agencies);

         -        retirement plans; and

         - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Company, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         The Articles of Incorporation of the Company authorize the issuance of
8.8 billion shares with a par value of $.001 each, of which 720 million shares represent an interest in AIM Asia Pacific Growth Fund (or the classes thereof),
1.2 billion shares represent an interest in AIM European Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Aggressive Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Growth Fund (or the classes thereof), and 1.4 billion shares represent an interest in AIM International Growth Fund (or the classes thereof).

         The Articles of Incorporation provide that no director or officer of the Company shall be liable to the Company or its shareholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Company against any liability to the Company or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Company shall indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Company to the fullest extent permitted by the Maryland General Corporation Law.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Company to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Company is an open-end management investment company. Each of the Funds other than AIM Global Income Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds -- Registered Trademark --. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM INTERNATIONAL FUNDS, INC.
                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

-----------------------------------------------------------------------------------------
FUND
----------               AIM ASIA                    AIM GLOBAL     AIM
SECURITY/                PACIFIC                     AGGRESSIVE    GLOBAL        AIM
INVESTMENT                GROWTH      AIM EUROPEAN     GROWTH      GROWTH   INTERNATIONAL
TECHNIQUE                 FUND        GROWTH FUND       FUND        FUND     GROWTH FUND
-----------------------------------------------------------------------------------------
                                    EQUITY INVESTMENTS
-----------------------------------------------------------------------------------------
Common Stock                X             X              X           X            X
-----------------------------------------------------------------------------------------
Preferred Stock             X             X              X           X            X
-----------------------------------------------------------------------------------------
Convertible Securities      X             X              X           X            X
-----------------------------------------------------------------------------------------
Alternative Entity
Securities                  X             X              X           X            X
-----------------------------------------------------------------------------------------
                                   FOREIGN INVESTMENTS
-----------------------------------------------------------------------------------------
Foreign Securities          X             X              X           X            X
-----------------------------------------------------------------------------------------
Foreign Government
Obligations
-----------------------------------------------------------------------------------------
Foreign Exchange
Transactions                X             X              X           X            X
-----------------------------------------------------------------------------------------
                                     DEBT INVESTMENTS
-----------------------------------------------------------------------------------------
U.S. Government
Obligations                 X             X              X           X            X
-----------------------------------------------------------------------------------------
Rule 2a-7 Requirements
-----------------------------------------------------------------------------------------
Mortgage-Backed and
Asset-Backed
Securities
-----------------------------------------------------------------------------------------
Collateralized
Mortgage Obligations
-----------------------------------------------------------------------------------------
Bank Instruments
-----------------------------------------------------------------------------------------
Commercial Instruments
-----------------------------------------------------------------------------------------
Participation
Interests
-----------------------------------------------------------------------------------------
Municipal Securities
-----------------------------------------------------------------------------------------
Municipal Lease
Obligations
-----------------------------------------------------------------------------------------
Investment Grade
Corporate Debt
Obligations                 X             X              X           X            X
-----------------------------------------------------------------------------------------
Junk Bonds
-----------------------------------------------------------------------------------------
Liquid Assets               X             X              X           X            X
-----------------------------------------------------------------------------------------
                                    OTHER INVESTMENTS
-----------------------------------------------------------------------------------------

REITs                       X             X              X           X            X
-----------------------------------------------------------------------------------------
Other Investment
Companies                   X             X              X           X            X
-----------------------------------------------------------------------------------------
Defaulted Securities
-----------------------------------------------------------------------------------------
Municipal Forward
Contracts
-----------------------------------------------------------------------------------------
Variable or Floating
Rate Instruments
-----------------------------------------------------------------------------------------

                              AIM INTERNATIONAL FUNDS, INC.
                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

-----------------------------------------------------------------------------------------
FUND
----------               AIM ASIA                    AIM GLOBAL     AIM
SECURITY/                PACIFIC                     AGGRESSIVE    GLOBAL        AIM
INVESTMENT                GROWTH      AIM EUROPEAN     GROWTH      GROWTH   INTERNATIONAL
TECHNIQUE                 FUND        GROWTH FUND       FUND        FUND     GROWTH FUND
-----------------------------------------------------------------------------------------
Indexed Securities
-----------------------------------------------------------------------------------------
Zero-Coupon and
Pay-in-Kind Securities
-----------------------------------------------------------------------------------------
Synthetic Municipal
Instruments
-----------------------------------------------------------------------------------------
                                  INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------
Delayed Delivery
Transactions                X             X              X           X            X
-----------------------------------------------------------------------------------------
When-Issued Securities      X             X              X           X            X
-----------------------------------------------------------------------------------------
Short Sales                 X             X              X           X            X
-----------------------------------------------------------------------------------------
Margin Transactions
-----------------------------------------------------------------------------------------
Swap Agreements             X             X              X           X            X
-----------------------------------------------------------------------------------------
Interfund Loans             X             X              X           X            X
-----------------------------------------------------------------------------------------
Borrowing                   X             X              X           X            X
-----------------------------------------------------------------------------------------
Lending Portfolio           X             X              X           X            X
Securities
-----------------------------------------------------------------------------------------
Repurchase Agreements       X             X              X           X            X
-----------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                  X             X              X           X            X
-----------------------------------------------------------------------------------------
Dollar Rolls
-----------------------------------------------------------------------------------------
Illiquid Securities         X             X              X           X            X
-----------------------------------------------------------------------------------------
Rule 144A Securities        X             X              X           X            X
-----------------------------------------------------------------------------------------
Unseasoned Issuers          X             X              X           X            X
-----------------------------------------------------------------------------------------
Portfolio Transactions
-----------------------------------------------------------------------------------------
Sale of Money
Market Securities
-----------------------------------------------------------------------------------------
Standby Commitments
-----------------------------------------------------------------------------------------
                                       DERIVATIVES
-----------------------------------------------------------------------------------------
Equity-Linked
Derivatives                 X             X              X           X            X
-----------------------------------------------------------------------------------------
Put Options                 X             X              X           X            X
-----------------------------------------------------------------------------------------
Call Options                X             X              X           X            X
-----------------------------------------------------------------------------------------
Straddles                   X             X              X           X            X
-----------------------------------------------------------------------------------------
Warrants                    X             X              X           X            X
-----------------------------------------------------------------------------------------
Futures Contracts and
Options on Futures
Contracts                   X             X              X           X            X
-----------------------------------------------------------------------------------------

                              AIM INTERNATIONAL FUNDS, INC.
                     SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

-----------------------------------------------------------------------------------------
FUND
----------               AIM ASIA                    AIM GLOBAL     AIM
SECURITY/                PACIFIC                     AGGRESSIVE    GLOBAL        AIM
INVESTMENT                GROWTH      AIM EUROPEAN     GROWTH      GROWTH   INTERNATIONAL
TECHNIQUE                 FUND        GROWTH FUND       FUND        FUND     GROWTH FUND
-----------------------------------------------------------------------------------------
Forward Currency
Contracts                   X             X              X           X            X
-----------------------------------------------------------------------------------------
Cover                       X             X              X           X            X
-----------------------------------------------------------------------------------------
                      ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------
Privatized Enterprises                    X
-----------------------------------------------------------------------------------------
Supranational
Organization
Securities
-----------------------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.


         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each of AIM Asia Pacific Growth Fund, AIM European Growth Fund and AIM International Growth Fund may invest all of its total assets in foreign securities. AIM Global Aggressive Growth Fund and AIM Global Growth Fund may invest a significant amount of its total assets in foreign securities.

         Geographic Asset Distribution for AIM Asia Pacific Growth Fund and AIM European Growth Fund. There are no prescribed limits on asset distribution within the Asia Pacific region for AIM Asia Pacific Growth Fund or within Europe for AIM European Growth Fund. AIM Asia Pacific Growth Fund intends to invest in securities of issuers in the Asia Pacific region, and may invest in "developing" countries or "emerging markets" without limit. AIM European Growth Fund intends to invest in securities of issuers in Western Europe and Eastern Europe. Many of the countries in Eastern Europe are "developing" countries or "emerging markets". AIM European Growth Fund may invest up to 65% of its total assets in securities of European issuers located in "developing" countries or "emerging markets".

         AIM Asia Pacific Growth Fund considers issuers of securities located in the following countries to be Asian issuers:

         Bangladesh(1)      South Korea(1)        Taiwan(1)
         China(1)           Malaysia(1)           Thailand(1)
         Hong Kong          Philippines(1)
         India(1)           Singapore
         Indonesia(1)       Sri Lanka(1)

         AIM Asia Pacific Growth Fund considers issuers of securities located in the following countries to be Pacific issuers:

         Australia          New Zealand

         AIM European Growth Fund considers issuers of securities located in the following countries to be European issuers:

         Austria            Germany           Netherlands      Slovenia(1)
         Belgium            Greece            Norway           Spain
         Croatia(1)         Hungary(1)        Poland(1)        Sweden
         Czech Republic(1)  Ireland           Portugal(1)      Switzerland
         Denmark            Italy             Romania(1)       Turkey(1)
         Finland            Liechtenstein(1)  Russia(1)        Ukraine(1)
         France             Luxembourg        Slovakia(1)      United Kingdom

         (1) This country is considered to be a developing country.

                  Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002.

         Risks of Developing Countries. AIM Asia Pacific Growth Fund, AIM Global Aggressive Growth Fund and AIM Global Growth Fund may each invest without limit in securities of companies located in developing countries. AIM European Growth Fund may invest up to 65%, of their total assets in securities of companies located in developing countries. AIM International Growth Fund may invest without limit, but does not intend to invest more than 20% of its total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.


         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds will purchase only investment grade corporate debt securities.


         Descriptions of debt securities ratings are found in Appendix A.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.


Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         The Funds may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Company believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

         STRADDLES: The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         PRIVATIZED ENTERPRISES. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. AIM European Growth Fund's investments in the securities of privatized enterprises include: (i) privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering;
(ii) investments in the initial offering of equity securities of a state enterprise or former state enterprise; and (iii) investments in the securities of a state enterprise following its initial equity offering. The ability of foreign entities, such as AIM European Growth Fund, to participate in privatizations may be limited by local law and there can be no assurance that privatization programs will be successful or that governments will not re-nationalize enterprises that have been privatized.

         FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Directors has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33"% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33"% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (7) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

         (1) AIM European Growth Fund normally invests at least 80% of its assets in securities of European companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (2) AIM Asia Pacific Growth Fund normally invests at least 80% of its assets in securities of companies in the Asia Pacific region (except Japanese companies). For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

         The overall management of the business and affairs of the Funds and the Company is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Company and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The directors and officers of the Company, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board of Directors are the Audit Committee, the Capitalization Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors.. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.

         The members of the Capitalization Committee are Messrs. Bayley, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock, and
(iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable Fund's prospectus, up to the Company's authorized capital. During the fiscal year ended October 31, 2002, the Capitalization Committee held one meeting.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of directors;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Director Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each director (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved by the Funds' Board at a meeting held on May 13-14, 2003. In evaluating fairness and reasonableness of the advisory agreement, the Board considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relation to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that univested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if they invest their cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreements for an additional year.

COMPENSATION

         Each director who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Directors

         The directors have adopted a retirement plan for the directors of the Company who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated directors.

         The retirement policy permits each non-AIM-affiliated director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

         Annual retirement benefits are available to each non-AIM-affiliated director of the Company and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such director's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

         The directors and other affiliated persons of the Company may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at the Net Asset Value."

CODES OF ETHICS

         AIM, the Company and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Company, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Company that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board of Directors of the Company has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board of Directors of the Company for approval. The Board of Directors will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by directors and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the directors, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to director and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Company office space and facilities. AIM furnishes to the Company all personnel for managing the affairs of the Company and each of its series of shares.

         Pursuant to its advisory agreement with the Company, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

-------------------------------------------------------------------------------------------
             FUND NAME                            NET ASSETS              ANNUAL RATE
-------------------------------------------------------------------------------------------
AIM Asia Pacific Growth Fund                 First $500 million               0.95%
AIM European Growth Fund                     Amount over $500 million         0.90%

-------------------------------------------------------------------------------------------

AIM Global Aggressive Growth Fund            First $1 billion                 0.90%
                                             Amount over $1 billion           0.85%

-------------------------------------------------------------------------------------------

AIM Global Growth Fund                       First $1 billion                 0.85%
                                             Amount over $1 billion           0.80%

-------------------------------------------------------------------------------------------

AIM International Growth Fund                First $1 billion                 0.95%
                                             Amount over $1 billion           0.90%

-------------------------------------------------------------------------------------------

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Directors. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

         AIM has contractually agreed, effective July 1, 2003 through October 31, 2004, to waive advisory fees for AIM International Growth Fund's Class A, Class B and Class C shares by 0.05% of average daily net assets in excess of $500 million.

PREVIOUS INVESTMENT SUB-ADVISOR

         Under a former Master Sub-Advisory Contract terminated effective June 21, 2000, between AIM and INVESCO Global Asset Management Limited ("IGAM") with respect to AIM Asia Pacific Growth Fund and AIM European Growth Fund, IGAM was entitled to receive from AIM with respect to each of AIM Asia Pacific Growth Fund and AIM European Growth Fund, a fee calculated at the following annual rates based on the average daily net assets of each Fund:

    NET ASSETS                               ANNUAL RATE
    ----------                               -----------
First $500 million                              0.20%
Amount over $500 million                       0.175%

         Under former Sub-Sub-Advisory contracts terminated effective June 21, 2000, between (i) IGAM and INVESCO Asia Limited ("IAL"), with respect to AIM Asia Pacific Growth Fund, and (ii) IGAM and INVESCO Asset Management Limited ("IAML"), with respect to AIM European Growth Fund, IAL and IAML were each entitled to receive from IGAM an annual fee equal to 100% of the fee received by IGAM with respect to the applicable Fund. AIM, IGAM, IAL and IAML are indirect wholly owned subsidiaries of AMVESCAP PLC.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Company have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors, including the independent directors, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Company's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Company and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Company (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Company, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE COMPANY. Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments;

portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker- dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2002 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2002 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund

AIM Asia Pacific Growth Fund

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Emerging Growth Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Utilities Fund

AIM Global Value Fund

AIM International Core Equity Fund

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM New Technology Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Premier Equity II Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM Small Cap Growth Fund

AIM Weingarten Fund

                                                                                   Dealer
                                                  Investor's Sales Charge        Concession
                                                  -----------------------        ----------
                                                    As a           As a              As a
                                                 Percentage     Percentage        Percentage
                                                of the Public   of the Net       of the Public
     Amount of Investment in                      Offering        Amount           Offering
      Single Transaction(1)                         Price        Invested           Price
      ---------------------                         -----        --------           -----
             Less than $   25,000                   5.50%          5.82%            4.75%
$ 25,000 but less than $   50,000                   5.25           5.54             4.50
$ 50,000 but less than $  100,000                   4.75           4.99             4.00
$100,000 but less than $  250,000                   3.75           3.90             3.00
$250,000 but less than $  500,000                   3.00           3.09             2.50
$500,000 but less than $1,000,000                   2.00           2.04             1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund

AIM Basic Balanced Fund

AIM Developing Markets Fund

AIM Global Aggressive Growth Fund

AIM Global Energy Fund

AIM Global Financial Services Fund

AIM Global Growth Fund

AIM Global Health Care Fund

AIM Global Science and Technology Fund

AIM Global Trends Fund

AIM High Income Municipal Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Total Return Bond Fund

                                                                                      Dealer
                                                Investor's Sales Charge            Concession
                                                -----------------------            ----------
                                                   As a           As a                As a
                                                Percentage     Percentage          Percentage
                                               of the Public   of the Net         of the Public
     Amount of Investment in                     Offering        Amount             Offering
        Single Transaction                         Price        Invested              Price
        ------------------                         -----        --------              -----
             Less than $   50,000                  4.75%          4.99%               4.00%
$ 50,000 but less than $  100,000                  4.00           4.17                3.25
$100,000 but less than $  250,000                  3.75           3.90                3.00
$250,000 but less than $  500,000                  2.50           2.56                2.00
$500,000 but less than $1,000,000                  2.00           2.04                1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund

AIM Tax-Free Intermediate Fund

                                                                                    Dealer
                                               Investor's Sales Charge           Concession
                                               -----------------------           ----------
                                                  As a           As a               As a
                                               Percentage     Percentage         Percentage
                                              of the Public   of the Net        of the Public
    Amount of Investment in                     Offering        Amount            Offering
       Single Transaction                        Price         Invested             Price
       ------------------                        -----         --------             -----
             Less than $  100,000                1.00%           1.01%              0.75%
$100,000 but less than $  250,000                0.75            0.76               0.50
$250,000 but less than $1,000,000                0.50            0.50               0.40

        Beginning on October 31, 2002 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases.

The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds, by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code.

                           PERCENT OF PURCHASE

               1% of the first $2 million
               plus 0.80% of the next $1 million
               plus 0.50% of the next $17 million
               plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                          PERCENT OF PURCHASE

               0.50% of the first $20 million
               plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         - an individual (including his or her spouse or domestic partner, and children);

         - any trust established exclusively for the benefit of an individual;

         - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

              a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

              b. each transmittal is accompanied by a single check or wire transfer; and

              c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

OTHER GROUPS

         - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

              a. the organization has been in existence for at least six months; and

              b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by: (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period. For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -   AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds -- Registered trademark --, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     - Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of FISERV Solutions, Inc.;

     - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     -   Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

               a.   a plan's initial investment is at least $1 million;

               b.   the employer or plan sponsor signs a $1 million LOI;

               c. there are at least 100 employees eligible to participate in the plan; or

               d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

               e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

               f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;


     - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth - Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter

         Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     - Certain former AMA Investment Advisers' shareholders who became shareholders of AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     -   Shareholders of Investor Class shares of an AIM Fund;

     -   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

     - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

     - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -   the reinvestment of dividends and distributions from a Fund;

     -   exchanges of shares of certain Funds;

     -   use of the reinstatement privilege; or

     -   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                        Percent of Cumulative Purchases

                         0.75% of the first $5 million
                plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         - Redemptions of shares of Category I or II Funds held more than 18 months;

         - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         -        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         -        Redemptions from private foundations or endowment funds;

         - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase or the exchange of Category I or II Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         - Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         - Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares;

         - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         - Redemptions of shares of Category I or II Funds held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         -        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         -        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds;

                  (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

         -        Investment account(s) of AIM.

         CDSCs will not apply to the following redemptions of Class C shares:

         - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         -        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.


General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on October 31, 2002, AIM Asia Pacific Growth Fund - Class A shares had a net asset value per share of $8.53. The offering price, assuming an initial sales charge of 5.50%, therefore was $9.03.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund's obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both
Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Fund's fiscal year ending October 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions made that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on June 10, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                                                          INVESTOR
FUND                                      CLASS A        CLASS B         CLASS C        CLASS R            CLASS
------------------------------------------------------------------------------------------------------------------
AIM Asia Pacific Growth Fund               0.35%          1.00%           1.00%          N/A                N/A
AIM European Growth Fund                   0.35           1.00            1.00           0.50%              0.25%
AIM Global Aggressive Growth Fund          0.50           1.00            1.00           N/A                N/A
AIM Global Growth Fund                     0.50           1.00            1.00           N/A                N/A
AIM International Growth Fund              0.30           1.00            1.00           0.50               N/A

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year ended October 31, 2002 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year ended October 31, 2002.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Directors, including a majority of the Rule 12b-1 Directors. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Directors or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the directors, including a majority of the Rule 12b-1 Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Company has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors. See "Management of the Company."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Company (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ending October 31 are found in Appendix L.
                                       62

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);

                n       =    number of years; and

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

Calculation of Certain Performance Data

         Funds offering Class R shares may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Funds' Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Class R shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Class R shares.

         AIM European Growth Fund may also use a restated or a blended performance calculation to derive certain performance data shown for its Investor Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T) =ATV(D)

where        P     =     a hypothetical initial payment of $1,000;

             T     =     average annual total return (after taxes on
                         distributions);

             N     =     number of years; and

          ATVD     =     ending value of a hypothetical $1,000 payment made at
                         the beginning of the one, five, or ten year periods (or since inception if less than ten years) at the end of the one, five, or ten year periods (or since inception if less than ten years), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value..

         The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotations

         The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T) =ATV(DR)

where        P     =     a hypothetical initial payment of $1,000;

             T     =     average annual total return (after taxes on
                         distributions and redemption);

             n     =     number of years; and

         ATV(DR)   =     ending value of a hypothetical $1,000 payment made at
                         the beginning of the one, five, or ten year periods (or since inception if less than ten years) at the end of the one, five, or ten year periods (or since inception if less than ten years), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting form the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age            Forbes                      Nation's Business
Barron's                   Fortune                     New York Times
Best's Review              Hartford Courant            Pension World
Broker World               Inc.                        Pensions & Investments
Business Week              Institutional Investor      Personal Investor
Changing Times             Insurance Forum             Philadelphia Inquirer
Christian Science Monitor  Insurance Week              USA Today
Consumer Reports           Investor's Business Daily   U.S. News & World Report
Economist                  Journal of the American     Wall Street Journal
FACS of the Week               Society of CLU & ChFC   Washington Post
Financial Planning         Kiplinger Letter            CNN
Financial Product News     Money                       CNBC
Financial Services Week    Mutual Fund Forecaster      PBS
Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                             Stanger
         Donoghue's                                    Weisenberger
         Mutual Fund Values (Morningstar)              Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

Consumer Price Index
Dow Jones Industrial Average
Lipper European Funds Index
Lipper Global Fund Index
Lipper Global Income Fund Index
Lipper Global Small Cap Category
Lipper International Fund Index
Lipper Pacific Ex-Japan Index
Morgan Stanley Capital International Indices
       Including:
       AC Asia Pacific Free Ex-Japan
       AC World Free Index
       EAFE Index
       EAFE Growth Index
       Europe Index
       Europe Growth Index
       World Index
       World Growth Index
NASDAQ
Russell 2000 Stock Index
Salomon Bros. World Gov't Bond Index
Standard & Poor's Composite Index of 500 Stocks
Standard & Poor's 400 Midcap Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1:          Issuers (or supporting institutions) rated Prime-1 have a
superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:          Issuers (or supporting institutions) rated Prime-2 have a
strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:          Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:        Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note:    In addition, in certain countries the prime rating may be
modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1:     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:     This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3:     This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG:      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA:     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:       Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:     Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C:    Debt rated BB, B, CCC, CC and C is regarded as having
significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1:     This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:       Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:       Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1:    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:     Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:     Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:       Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:       Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                             DIRECTORS AND OFFICERS

                              As of January 1, 2003

The address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

------------------------------------------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH AND       DIRECTOR     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE       AND/OR                                                       HELD BY DIRECTOR
          COMPANY               OFFICER
                                 SINCE
------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) -- 1946       1991     Director and Chairman, A I M Management Group    None
Director, Chairman and                     Inc. (financial services holding company);
President                                  Director and Vice Chairman, AMVESCAP PLC and
                                           Chairman of AMVESCAP PLC - AIM Division
                                           (parent of AIM and a global investment
                                           management firm)

                                           Formerly: President and Chief Executive
                                           Officer, A I M Management Group Inc.;
                                           Director, Chairman and President, A I M
                                           Advisors, Inc. (registered investment advisor);
                                           Director and Chairman, A I M Capital
                                           Management, Inc. (registered investment
                                           advisor), A I M Distributors, Inc. (registered
                                           broker dealer), A I M Fund Services, Inc.,
                                           (registered transfer agent), and Fund
                                           Management Company (registered broker dealer);
                                           and Chief Executive Officer, AMVESCAP PLC -
                                           Managed Products
------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951     2003     Director, President and Chief Executive          Director and Chairman,
Director and Executive Vice                Officer, A I M Management Group Inc.             INVESCO Bond Funds,
President                                  (financial services holding company);            Inc., INVESCO
                                           Director, Chairman and President, A I M          Combination Stock &
                                           Advisors, Inc. (registered investment            Bond Funds, Inc.,
                                           advisor); Director, A I M Capital Management,    INVESCO Counselor
                                           Inc. (registered investment advisor) and A I M   Series Funds, Inc.,
                                           Distributors, Inc. (registered broker dealer),   INVESCO International
                                           Director and Chairman, A I M Fund Services,      Funds, Inc., INVESCO
                                           Inc., (registered transfer agent), and Fund      Manager Series Funds,
                                           Management Company (registered broker dealer);   Inc., INVESCO Money
                                           and Chief Executive Officer, AMVESCAP PLC -      Market Funds, Inc.,
                                           AIM Division (parent of AIM and a global         INVESCO Sector Funds,
                                           investment management firm)                      Inc., INVESCO Stock
                                                                                            Funds, Inc., INVESCO
                                           Formerly:  Director, Chairman, President and     Treasurer's Series
                                           Chief Executive Officer, INVESCO Funds Group,    Funds, Inc. and
                                           Inc.; and INVESCO Distributors, Inc.; Chief      INVESCO Variable
                                           Executive Officer, AMVESCAP PLC - Managed        Investment Funds, Inc.
                                           Products; Chairman and Chief Executive Officer
                                           of NationsBanc Advisors, Inc.; and Chairman of
                                           NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------

--------------------------------
(1) Mr. Graham is considered an interested person of the Company because he is a director of AMVESCAP PLC, parent of the advisor to the Company.

(2) Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company. Mr. Williamson was elected Executive Vice President of the Company on March 4, 2003.

------------------------------------------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH AND       DIRECTOR     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE       AND/OR                                                       HELD BY DIRECTOR
          COMPANY               OFFICER
                                 SINCE
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------

Frank S. Bayley -- 1939           2001     Of Counsel, law firm of Baker & McKenzie         Badgley Funds, Inc.
Director                                                                                    (registered investment
                                                                                            company)
------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett -- 1944         1992     Chairman, Crockett Technology Associates         ACE Limited (insurance
Director                                   (technology consulting company)                  company); and
                                                                                            Captaris, Inc.
                                                                                            (unified messaging
                                                                                            provider)
------------------------------------------------------------------------------------------------------------------

Albert R. Dowden -- 1941          2000     Director, Magellan Insurance Company;            Cortland Trust, Inc.
Director                                   Member of Advisory Board of Rotary Power         (registered investment
                                           International (designer, manufacturer,           company)
                                           and seller of rotary power engines); and
                                           Director, The Boss Group (private equity group)
                                           and Annuity & Life Re (Holdings), Ltd.
                                           (re-insurance company) Formerly:  Director,
                                           President and Chief Executive Officer, Volvo
                                           Group North America, Inc.; Senior Vice
                                           President, AB Volvo; and director of various
                                           affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr.--             1998     Formerly: Chairman, Mercantile Mortgage Corp.;   None
1935                                       President and Chief Operating Officer,
Director                                    Mercantile-Safe Deposit & Trust Co.; and
                                           President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------

Jack M. Fields -- 1952            1997     Chief Executive Officer, Twenty First Century    Administaff
Director                                   Group, Inc. (government affairs company) and
                                           Texana Timber LP
------------------------------------------------------------------------------------------------------------------

Carl Frischling -- 1937           1991     Partner, law firm of Kramer Levin Naftalis and   Cortland Trust, Inc.
Director                                   Frankel LLP                                      (registered investment
                                                                                            company)
------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis --             1998     Formerly: Chief Executive Officer, YWCA of the   None
1950                                       USA
Director
------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942          1991     Partner, law firm of Pennock & Cooper            None
Director
------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley-- 1935            2001     Retired                                          None
Director
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH AND       DIRECTOR     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE       AND/OR                                                       HELD BY DIRECTOR
          COMPANY               OFFICER
                                 SINCE
------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939             1991    Executive Vice President, Hines (real estate     None
Director                                   development company)
------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------

Kevin M. Carome(3) - 1956         2003     Director, Senior Vice President, Secretary and   N/A
Senior Vice President                      General Counsel, A I M Management Group Inc.
                                           (financial services holding company) and
                                           A I M Advisors, Inc.; and Vice President,
                                           A I M Capital Management, Inc.,
                                           A I M Distributors, Inc. and A I M Fund
                                           Services, Inc.; Director, Vice President and
                                           General Counsel, Fund Management Company
                                           Formerly:  Senior Vice President and General
                                           Counsel, Liberty Financial Companies, Inc.;
                                           and Senior Vice President and General Counsel,
                                           Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------

Gary T. Crum(4) -- 1947           1991     Director, Chairman and Director of               N/A
Senior Vice President                      Investments, A I M Capital Management, Inc.;
                                           Director and Executive Vice President,
                                           A I M Management Group Inc.; Director and
                                           Senior Vice President, A I M Advisors, Inc.;
                                           and Director, A I M Distributors, Inc. and
                                           AMVESCAP PLC; formerly, Chief Executive
                                           Officer and President, A I M Capital
                                           Management, Inc.
------------------------------------------------------------------------------------------------------------------

Robert G. Alley -- 1948           1994     Managing Director and Chief Fixed Income         N/A
Vice President                             Officer, A I M Capital Management, Inc. and
                                           Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------

Stuart W. Coco - 1955             2002     Managing Director and Chief Research Officer -   N/A
Vice President                             Fixed Income, A I M Capital Management, Inc.;
                                           and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------

Melville B. Cox -- 1943           1992     Vice President and Chief Compliance Officer,     N/A
Vice President                             A I M Advisors, Inc. and A I M Capital
                                           Management, Inc.; and Vice President,
                                           A I M Fund Services, Inc.
------------------------------------------------------------------------------------------------------------------

Edgar M. Larsen(4) -- 1940        1999     Vice President, A I M Advisors, Inc.; and        N/A
Vice President                             President, Chief Executive Officer and Chief
                                           Investment Officer, A I M Capital Management,
                                           Inc.
------------------------------------------------------------------------------------------------------------------

------------------------------

(3)      Mr. Carome became Senior Vice President of the Company on May 13, 2003.

(4)      Information is current as of January 10, 2003.

(5)      Ms. Martin became Secretary of the Company on April 1, 2003.

------------------------------------------------------------------------------------------------------------------
  NAME, YEAR OF BIRTH AND       DIRECTOR     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE       AND/OR                                                       HELD BY DIRECTOR
          COMPANY               OFFICER
                                 SINCE
------------------------------------------------------------------------------------------------------------------
Dana R. Sutton -- 1959            1991     Vice President and Fund Treasurer,               N/A
Vice President and Treasurer               A I M Advisors, Inc.

Nancy L. Martin(5) - 1957         2003     Vice President, A I M Advisors, Inc.; and Vice   N/A
Secretary                                  President and General Counsel, A I M Capital
                                           Management, Inc.
------------------------------------------------------------------------------------------------------------------

                OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Aggregate Dollar Range of Equity
     Name of Director                     Dollar Range of Equity Securities                   Securities in All Registered
                                                       Per Fund                              Investment Companies Overseen
                                                                                                            by
                                                                                                       Director in
                                                                                     The AIM Family of Funds -- Registered Trademark
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Graham             Asia Pacific Growth                 $50,001 - $100,000

                             European Growth                          Over $100,000

                             Global Aggressive Growth                 Over $100,000                   Over $100,000

                             Global Growth                        $10,001 - $50,000

                             International Growth                     Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

Mark H. Williamson           Global Aggressive Growth             $10,001 - $50,000                  $10,001 - $50,000

-----------------------------------------------------------------------------------------------------------------------------

Frank S. Bayley              European Growth                           $1 - $10,000                  $10,001 - $50,000

                             Global Growth                        $10,001 - $50,000

-----------------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett            International Growth                      $1 - $10,000                     $1 - $10,000

-----------------------------------------------------------------------------------------------------------------------------

Albert R. Dowden                                         -0-                                          $50,001 - $100,000

-----------------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr.          Global Aggressive Growth                  $1 - $10,000
                                                                                                      Over $100,000(6)
                             International Growth                 $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------

Jack M. Fields                                           -0-                                          Over $100,000(6)

-----------------------------------------------------------------------------------------------------------------------------

Carl Frischling              Global Growth                        $10,001 - $50,000                   Over $100,000(6)

-----------------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis           European Growth                      $10,001 - $50,000                   Over $100,000(6)

                             Global Aggressive Growth            $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock                                         -0-                                         $50,001 - $100,000

-----------------------------------------------------------------------------------------------------------------------------

Ruth H. Quigley                                          -0-                                            $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------------

Louis S. Sklar               International Growth                     Over $100,000                   Over $100,000(6)

-----------------------------------------------------------------------------------------------------------------------------

-------------------
(6) Includes the total amount of compensation deferred by the director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           DIRECTOR COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2002:

----------------------------------------------------------------------------------------------------
                                                  RETIREMENT
                               AGGREGATE           BENEFITS          ESTIMATED             TOTAL
                             COMPENSATION          ACCRUED            ANNUAL            COMPENSATION
                               FROM THE            BY ALL            BENEFITS           FROM ALL AIM
    DIRECTOR                  COMPANY(1)         AIM FUNDS(2)          UPON               FUNDS(4)
                                                                   RETIREMENT(3)
----------------------------------------------------------------------------------------------------
Frank S. Bayley               $    7,245          $ 142,800          $ 90,000             $ 150,000
----------------------------------------------------------------------------------------------------
Bruce L. Crockett                  7,196             50,132            90,000               149,000
----------------------------------------------------------------------------------------------------
Albert R. Dowden                   7,245             57,955            90,000               150,000
----------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                7,196             94,149            90,000               149,000
----------------------------------------------------------------------------------------------------
Jack M. Fields                     7,245             29,153            90,000               153,000
----------------------------------------------------------------------------------------------------
Carl Frischling(5)                 7,245             74,511            90,000               150,000
----------------------------------------------------------------------------------------------------
Prema Mathai-Davis                 7,245             33,931            90,000               150,000
----------------------------------------------------------------------------------------------------
Lewis F. Pennock                   7,447             54,802            90,000               154,000
----------------------------------------------------------------------------------------------------
Ruth H. Quigley                    7,245            142,502            90,000               153,000
----------------------------------------------------------------------------------------------------
Louis S. Sklar                     7,399             78,500            90,000               153,000
----------------------------------------------------------------------------------------------------

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 2002, including earnings, was $34,495.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Company in respect of such retirement benefits was $8,064.

(3) Amounts shown assume each director serves until his or her normal retirement date.

(4) All directors currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5) During the fiscal year ended October 31, 2002 the Company paid $38,195 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent directors of the Company. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

         The Proxy Voting Policies applicable to each Fund follow:

PROXY POLICIES AND PROCEDURES

REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       Proxy Policies

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       Boards Of Directors

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  - Are not independent directors and sit on the board's audit, compensation or nominating committee;

                  - Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  - Implement or renew a dead-hand or modified dead-hand poison pill;

                  - Enacted egregious corporate governance policies or failed to replace management as appropriate;

                  - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  - Long-term financial performance of the target company relative to its industry;

                  -        Management's track record;

                  -        Portfolio manager's assessment;

                  -        Qualifications of director nominees (both slates);

                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  -        Background to the proxy contest.

         II.      Independent Auditors

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  - It is not clear that the auditors will be able to fulfill their function;

                  - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                  - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     Compensation Programs

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                  - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      Corporate Matters

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       Shareholder Proposals

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  - We will generally abstain from shareholder social and environmental proposals.

                  - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  - We will generally vote for proposals to lower barriers to shareholder action.

                  - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      Other

                  - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

         2. AIM will not publicly announce its voting intentions and the reasons therefore.

         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of June 20, 2003.

AIM ASIA PACIFIC GROWTH FUND

-------------------------------------------------------------------------------------------------------------------
                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House Attn:
Cindy Tempesta, 7th Floor                         5.24%                      5.24%                       -0-
333 West 34th Street
New York, NY  10001-2402
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         5.43%                       -0-                      12.11%
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------
National Investor Services
55 Water Street, 32nd Floor                        -0-                        -0-                      11.04%
New York, NY  10041-0028
-------------------------------------------------------------------------------------------------------------------

AIM EUROPEAN GROWTH FUND

------------------------------------------------------------------------------------------------------
                                                                                             INVESTOR
                                 CLASS A        CLASS B        CLASS C        CLASS R         CLASS
                                 SHARES         SHARES         SHARES         SHARES         SHARES*
------------------------------------------------------------------------------------------------------

                                PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF              OWNED OF       OWNED OF       OWNED OF       OWNED OF       OWNED OF
 PRINCIPAL HOLDER                 RECORD         RECORD         RECORD         RECORD         RECORD
------------------------------------------------------------------------------------------------------
AMVESCAP NATL TR
CO FBO Equator
Technologies, Inc.                 -0-            -0-            -0-           85.07%          N/A
P.O. Box 105779
Atlanta, GA  30348-5779
------------------------------------------------------------------------------------------------------
Citigroup Global
Markets House Acct
Attn:  Cindy Tempesta, 7th        8.73%          8.60%           7.05%          -0-            N/A
Floor
New York, NY 10001-
2402
------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration         7.13%          6.05%          19.62%          -0-            N/A
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-
6484
------------------------------------------------------------------------------------------------------

AIM GLOBAL AGGRESSIVE GROWTH FUND

---------------------------------------------------------------------------------------------------
                                    CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
---------------------------------------------------------------------------------------------------

                                   PERCENTAGE OWNED        PERCENTAGE OWNED        PERCENTAGE OWNED
NAME AND ADDRESS OF                       OF                      OF                      OF
 PRINCIPAL HOLDER                       RECORD                  RECORD                  RECORD
---------------------------------------------------------------------------------------------------
Citigroup Global Markets House
Attn: Cindy Tempesta, 7th
Floor                                    5.89%                   8.54%                   7.47%
333 West 34th Street
New York, NY  10001-2402
---------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration                10.17%                  11.90%                  17.98%
4800 Deer Lake Dr East 2nd
Floor
Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------

* Investor Class shares of AIM European Growth Fund have not commenced operations.

---------------------------------------------------------------------------------------------------
                                    CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
---------------------------------------------------------------------------------------------------

                                   PERCENTAGE OWNED        PERCENTAGE OWNED        PERCENTAGE OWNED
NAME AND ADDRESS OF                       OF                      OF                      OF
 PRINCIPAL HOLDER                       RECORD                  RECORD                  RECORD
---------------------------------------------------------------------------------------------------
Prudential Securities Inc.
FBO Virgo Capital, LLC                   -0-                     -0-                    5.19%
900 Third Avenue, Fl. 11
New York, NY 10022-4728
---------------------------------------------------------------------------------------------------

AIM GLOBAL GROWTH FUND

---------------------------------------------------------------------------------------------------
                                    CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
---------------------------------------------------------------------------------------------------

                                   PERCENTAGE OWNED        PERCENTAGE OWNED        PERCENTAGE OWNED
NAME AND ADDRESS OF                       OF                      OF                      OF
 PRINCIPAL HOLDER                       RECORD                  RECORD                  RECORD
---------------------------------------------------------------------------------------------------
Citigroup Global Markets House
Attn: Cindy Tempesta, 7th
Floor                                    7.44%                   7.21%                    -0-
333 West 34th Street
New York, NY 10001-2402
---------------------------------------------------------------------------------------------------
Deloitte Touche 401k Plan
Chase Manhattan Bank Ttee
Attn:  Angela Ma                         6.92%                    -0-                     -0-
3 Metrotech Center, 6th Floor
Brooklyn, NY 11245-0001
---------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                                5.73%                   9.37%                   22.36%
Attn: Fund Administration
4800 Deer Lake Dr East 2nd
Floor
Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------

AIM INTERNATIONAL GROWTH FUND

---------------------------------------------------------------------------------------------------------
                                 CLASS A        CLASS B        CLASS C        CLASS R       INSTITUTIONAL
                                 SHARES         SHARES         SHARES         SHARES        CLASS SHARES
---------------------------------------------------------------------------------------------------------

                                PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF              OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
 PRINCIPAL HOLDER                 RECORD         RECORD         RECORD         RECORD          RECORD
---------------------------------------------------------------------------------------------------------
Citigroup Global Markets
House Acct Attn: Cindy
Tempesta, 7th Floor                 -0-           8.79%           -0-            -0-             -0-
333 West 34th Street
New York, NY 10001-
2402
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                 CLASS A        CLASS B        CLASS C        CLASS R       INSTITUTIONAL
                                 SHARES         SHARES         SHARES         SHARES        CLASS SHARES
---------------------------------------------------------------------------------------------------------

                                PERCENTAGE     PERCENTAGE     PERCENTAGE     PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF              OWNED OF       OWNED OF       OWNED OF       OWNED OF        OWNED OF
 PRINCIPAL HOLDER                 RECORD         RECORD         RECORD         RECORD          RECORD
---------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attn:  Trust Department
P. O. Box 901075                    -0-           -0-            -0-           -0-             100.00%
Fort Worth, TX 76101
---------------------------------------------------------------------------------------------------------
Integrated Global
Concepts Inc.
401k Profit Sharing Plan
2800 S River Road,                  -0-           -0-            -0-           6.88%            -0-
Suite 170
Des Plaines, IL 60018-
6092
---------------------------------------------------------------------------------------------------------
MacQuarium Inc.
401k 401k
Louis K. Adler or Mark F.
Adler TTEES Omnibus
Account                             -0-           -0-            -0-           12.81%           -0-
50 Washington St., Suite
300
Reno, NV  89503-5660
---------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                          29.08%        22.48%         46.11%         -0-              -0-
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------
Sierra Conveyor Co Inc.
Daniel P Watson
P. O. Box 1382                      -0-           -0-            -0-           13.19%           -0-
Roseville, CA 95678
---------------------------------------------------------------------------------------------------------
Sierra Conveyor Co Inc.
Marjorie J Watson                   -0-           -0-            -0-            6.88%           -0-
P. O. Box 1382
Roseville, CA 95678
---------------------------------------------------------------------------------------------------------

MANAGEMENT OWNERSHIP

         As of May 16, 2003, the directors and officers as a group owned less than 1% of the shares outstanding of each class of each Fund, except that the directors and officers as a group owned 1.10% of Class A shares of AIM European Growth Fund and 1.16% of Class A shares of AIM Asia Pacific Growth Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

----------------------------------------------------------------------------------------------------------------------------------
 FUND NAME                     2002                                    2001                                   2000
----------------------------------------------------------------------------------------------------------------------------------
                                             NET                                   NET                                     NET
               MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT
               FEE PAYABLE  FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS   FEE PAID    FEE PAYABLE  FEE WAIVERS    FEE PAID
----------------------------------------------------------------------------------------------------------------------------------
AIM Asia       $   999,193  $   250,466  $   748,727  $ 1,142,549  $   418,664  $   723,885  $   985,987  $    92,285  $   893,672
Pacific
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

AIM European     2,875,358        2,446    2,872,912    3,723,648          741    3,722,907    4,248,118          -0-    4,248,118
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

AIM Global       9,453,521       11,539    9,441,982   14,440,026        4,957   14,435,069   22,245,857          -0-   22,245,857
Aggressive
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

AIM Global       6,492,122        6,729    6,485,393   10,072,947    1,367,253    8,705,694   11,431,836      125,000   11,306,836
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

AIM             18,179,584      749,026   17,430,558   26,188,064    1,184,439   25,003,625   35,553,208    1,697,400   33,855,808
International
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

----------------------------------------------------------------------------------------------
       FUND NAME                            2002                   2001                2000
----------------------------------------------------------------------------------------------
AIM Asia Pacific Growth Fund              $ 50,000               $ 50,000            $  50,000

----------------------------------------------------------------------------------------------

AIM European Growth Fund                    84,643                 98,393              109,571

----------------------------------------------------------------------------------------------

AIM Global Aggressive Growth Fund          187,715                173,416              182,264

----------------------------------------------------------------------------------------------

AIM Global Growth Fund                     150,314                151,718              145,994

----------------------------------------------------------------------------------------------

AIM International Growth Fund              310,657                239,396              222,616

----------------------------------------------------------------------------------------------

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

         Brokerage commissions(1) paid by each of the Funds during the last three fiscal years ended October 31 were as follows:

            FUND                             2002               2001          2000
            ----                          ----------         ----------   ------------
AIM Asia Pacific Growth Fund(2)           $  842,699         $  639,860   $    399,380
AIM European Growth Fund(3)                1,164,934          1,659,105      2,421,258
AIM Global Aggressive Growth Fund          3,513,410          4,823,156      4,389,277
AIM Global Growth Fund                     2,694,896          3,878,451      3,310,002
AIM International Growth Fund(3)           6,578,185          9,379,067     12,585,724

----------------------
1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

2 The variation in the brokerage commissions paid by AIM Asia Pacific Growth Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to fluctuations in asset levels, increased portfolio turnover and record market volatility.

3 The variation in the brokerage commissions paid by AIM European Growth Fund and AIM International Growth Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to a decrease in each fund's asset levels and a decrease in commission rates.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended October 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                         Related
           Fund                                              Transactions          Brokerage Commissions
           ----                                              ------------          ---------------------
AIM Asia Pacific Growth Fund                                 $    455,270               $     950
AIM European Growth Fund                                        9,341,834                  17,478
AIM Global Aggressive Growth Fund                              64,665,036                  90,172
AIM Global Growth Fund                                        148,945,780                 241,965
AIM International Growth Fund                                  52,532,674                  94,790

         During the last fiscal year ended October 31, 2002, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

              Fund                            Security                              Market Value
              ----                            --------                              ------------
AIM Global Growth Fund

       Goldman Sachs Group, Inc. (The)      Common Stock                            $  3,078,800

       Morgan Stanley                       Common Stock                               2,919,000

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2002 follows:

                                                 CLASS A          CLASS B           CLASS C          CLASS R
            FUND                                 SHARES           SHARES            SHARES           SHARES
            ----                                 ------           ------            ------           ------
AIM Asia Pacific Growth Fund                $      255,410    $     252,758     $      69,282    $           0
AIM European Growth Fund(1)                        592,375        1,024,083           310,053               28
AIM Global Aggressive Growth Fund                2,560,841        5,161,757           250,116                0
AIM Global Growth Fund                           2,088,534        2,992,948           467,775                0
AIM International Growth Fund(1)                 3,866,362        5,287,876         1,467,969               36

1 Information on Class R shares in the table is for the period June 3, 2002 (the date Class R shares commenced operations) to October 31, 2002.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended October 31, 2002 follows:

                                                   PRINTING &                 UNDERWRITERS          DEALERS
                                     ADVERTISING     MAILING    SEMINARS      COMPENSATION       COMPENSATION
                                     -----------     -------    --------      ------------       ------------
AIM Asia Pacific Growth Fund         $    30,184    $  3,799    $  11,089       $    -0-        $      210,337
AIM European Growth Fund                  54,522       6,921       20,732            -0-               510,200
AIM Global Aggressive Growth Fund         11,388       1,433        4,333            -0-             2,543,687
AIM Global Growth Fund                    11,809       1,491        4,433            -0-             2,070,801
AIM International Growth Fund            115,530      14,582       43,590            -0-             3,692,660

         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended October 31, 2002 follows:

                                                    PRINTING &                UNDERWRITERS           DEALERS
                                     ADVERTISING     MAILING     SEMINARS     COMPENSATION        COMPENSATION
                                     -----------     -------     --------     ------------        ------------
AIM Asia Pacific Growth Fund          $    1,122     $   111     $  1,233     $    189,568       $      60,724
AIM European Growth Fund                   9,155       1,065        3,227          768,062             242,574
AIM Global Aggressive Growth Fund         19,924       2,457        7,370        3,871,318           1,260,688
AIM Global Growth Fund                    17,194       2,112        6,057        2,244,712             722,873
AIM International Growth Fund             24,802       3,160        9,105        3,965,907           1,284,902

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2002 follows:

                                                    PRINTING &                UNDERWRITERS         DEALERS
                                     ADVERTISING     MAILING     SEMINARS     COMPENSATION       COMPENSATION
                                     -----------     -------     --------     ------------       ------------
AIM Asia Pacific Growth Fund         $     2,816     $   351     $    975     $     20,469       $     44,671
AIM European Growth Fund                   4,736         469        1,952           29,277            273,619
AIM Global Aggressive Growth Fund          3,457         438        1,461           26,288            218,472
AIM Global Growth Fund                     7,264         990        2,751           55,025            401,746
AIM International Growth Fund             19,394       2,520        6,696          138,790          1,300,569

         Class R shares of AIM European Growth Fund and AIM International Growth Fund commenced operations on June 3, 2002. The fees paid by Class R shares of the Funds for the above noted categories during the fiscal year ended October 31, 2002 were $27.56 and $35.95, respectively.

                                   APPENDIX L

                               TOTAL SALES CHARGES

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended October 31:

                                               2002                    2001                      2000
                                       ---------------------  -----------------------   ------------------------
                                         SALES      AMOUNT       SALES       AMOUNT        SALES         AMOUNT
                                        CHARGES    RETAINED     CHARGES     RETAINED      CHARGES       RETAINED
                                       ----------  ---------  -----------   ---------   -----------    ---------
AIM Asia Pacific Growth Fund           $  158,029  $  34,742  $   169,938   $  28,223   $   403,908    $  64,327
AIM European Growth Fund                  307,380     49,549      770,414     123,615     2,672,361      432,931
AIM Global Aggressive Growth Fund         590,910    105,421    1,290,767     235,749     3,762,517      667,333
AIM Global Growth Fund                    405,248     68,451    1,282,262     219,358     3,448,542      619,969
AIM International Growth Fund             985,099    117,107    1,798,293     291,152     5,026,625      735,919

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:

                                              2002         2001          2000
                                           ----------   ----------    ---------
AIM Asia Pacific Growth Fund               $   50,971   $   61,331    $  10,620
AIM European Growth Fund                       28,697      142,050      117,258
AIM Global Aggressive Growth Fund              38,689      114,760       72,714
AIM Global Growth Fund                         40,310       74,887       44,181
AIM International Growth  Fund                692,541      315,479      263,758

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003, are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                             ----------------------------------------------------------------
                                                                                         SINCE      INCEPTION
       CLASS A SHARES:                       1 YEAR        5 YEARS       10 YEARS       INCEPTION      DATE
       --------------                        ------        -------       --------       ---------   ---------
AIM Asia Pacific Growth Fund                 -23.58%        -2.65%           N/A         -3.84%      11/03/97
AIM European Growth Fund                     -14.23%         2.49%           N/A          8.26%      11/03/97
AIM Global Aggressive Growth Fund            -19.37%        -6.18%           N/A          4.23%      09/15/94
AIM Global Growth Fund                       -21.34%        -7.51%           N/A          3.65%      09/15/94
AIM International Growth Fund                -20.89%        -6.90%          3.98%          N/A%      04/07/92

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003, are as follows:

                                                                        PERIODS ENDED
                                                                        APRIL 30, 2003
                                                        ------------------------------------------
                                                                              SINCE      INCEPTION
         CLASS B SHARES:                                 1 YEAR    5 YEARS   INCEPTION      DATE
         --------------                                 --------   -------   ---------   --------
AIM Asia Pacific Growth Fund                             -23.66%   -2.63%      -3.69%    11/03/97
AIM European Growth Fund                                 -14.31%    2.59%       8.49%    11/03/97
AIM Global Aggressive Growth Fund                        -19.95%   -6.04%       4.29%    09/15/94
AIM Global Growth Fund                                   -21.91%   -7.45%       3.72%    09/15/94
AIM International Growth Fund                            -21.01%   -6.86%       1.28%    08/04/97

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003, are as follows:

                                                                        PERIODS ENDED
                                                                        APRIL 30, 2003
                                                        ------------------------------------------
                                                                               SINCE     INCEPTION
         CLASS C SHARES:                                1 YEAR     5 YEARS   INCEPTION     DATE
         --------------                                 --------   -------   ---------   ---------
AIM Asia Pacific Growth Fund                             -20.49%    -2.28%     -3.56%    11/03/97
AIM European Growth Fund                                 -10.80%     2.95%      8.62%    11/03/97
AIM Global Aggressive Growth Fund                        -16.64%    -5.76%     -4.31%    08/04/97
AIM Global Growth Fund                                   -18.61%    -7.08%     -4.39%    08/04/97
AIM International Growth Fund                            -17.67%    -6.52%     -4.47%    08/04/97

         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                               PERIODS ENDED
                                                              APRIL 30, 2003*
                                          --------------------------------------------------------
                                                                            SINCE        INCEPTION
         CLASS R SHARES:                  1 YEAR     5 YEARS    10 YEARS  INCEPTION       DATE**
         --------------                   ------     -------    --------  ---------      --------
AIM European Growth Fund                   -9.40%      3.50%      N/A       9.21%        11/03/97
AIM International Growth Fund             -16.69%     -6.09%     4.33%      5.35%        04/07/92

* The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The inception date shown in the table is that of the Funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

         The average annual total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                             PERIODS ENDED
                                                             APRIL 30, 2003*
                                            ---------------------------------------------------
                                                                            SINCE     INCEPTION
         INVESTOR CLASS SHARES:             1 YEAR    5 YEARS   10 YEARS  INCEPTION     DATE**
         ----------------------             ------    -------   --------  ---------   ---------
AIM European Growth Fund                    -9.22%     3.67%       N/A      9.38%      11/30/97

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                                   PERIODS ENDED
                                                                   APRIL 30, 2003
                                             -------------------------------------------------------
                                                                                 SINCE     INCEPTION
         CLASS A SHARES:                     1 YEAR     5 YEARS    10 YEARS    INCEPTION     DATE
         --------------                      -------    -------    --------    ---------   --------
AIM Asia Pacific Growth Fund                 -23.58%    -12.58%        N/A      -19.35%    11/03/97
AIM European Growth Fund                     -14.23%     13.11%        N/A       54.58%    11/03/97
AIM Global Aggressive Growth Fund            -19.37%    -27.31%        N/A       42.92%    09/15/94
AIM Global Growth Fund                       -21.34%    -32.33%        N/A       36.22%    09/15/94
AIM International Growth Fund                -20.89%    -30.06%      47.72%       N/A      04/07/92

         The cumulative returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                                         PERIODS ENDED
                                                                        APRIL 30, 2003
                                                        ----------------------------------------------
                                                                                   SINCE     INCEPTION
         CLASS B SHARES:                                1 YEAR        5 YEARS    INCEPTION      DATE
         --------------                                 ------        -------    ---------   ---------
AIM Asia Pacific Growth Fund                            -23.66%       -12.45%     -18.64%    11/03/97
AIM European Growth Fund                                -14.31%        13.65%      56.40%    11/03/97
AIM Global Aggressive Growth Fund                       -19.95%       -26.78%      43.67%    09/15/94
AIM Global Growth Fund                                  -21.91%       -32.11%      37.02%    09/15/94
AIM International Growth Fund                           -21.01%       -29.89%      11.57%    08/04/97

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                                        PERIODS ENDED
                                                                        APRIL 30, 2003
                                                        ------------------------------------------------
                                                                                   SINCE       INCEPTION
         CLASS C SHARES:                                1 YEAR        5 YEARS    INCEPTION        DATE
         --------------                                 ------        -------    ---------     ---------
AIM Asia Pacific Growth Fund                            -20.49%       -10.89%     -18.02%      11/03/97
AIM European Growth Fund                                -10.80%        15.65%      57.40%      11/03/97
AIM Global Aggressive Growth Fund                       -16.64%       -25.68%     -22.32%      08/04/97
AIM Global Growth Fund                                  -18.61%       -30.74%     -22.69%      08/04/97
AIM International Growth Fund                           -17.67%       -28.62%     -23.07%      08/04/97

         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five or ten years periods (or since inception if less than ten years) ended April 30 are as follows:

                                                          PERIODS ENDED
                                                          APRIL 30, 2003*
                                         ---------------------------------------------------
                                                                         SINCE     INCEPTION
         CLASS R SHARES:                 1 YEAR   5 YEARS   10 YEARS   INCEPTION    DATE**
         --------------                  -------  -------   --------   ---------   ---------
AIM European Growth Fund                  -9.40%    3.50%      N/A       9.21%     11/03/97
AIM International Growth Fund            -16.69%   -6.09%     4.33%      5.35%     04/07/92

* The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The inception date shown in the table is that of the Funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

         The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                      PERIODS ENDED
                                                     APRIL 30, 2003*
                                    ---------------------------------------------------
                                                                   SINCE      INCEPTION
 INVESTOR CLASS SHARES:             1 YEAR   5 YEARS   10 YEARS   INCEPTION    DATE**
 ----------------------             ------   -------   --------   ---------   ---------
AIM European Growth Fund            -9.22%    19.73%     N/A       63.55%     11/03/97

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                                 PERIODS ENDED
                                                                 APRIL 30, 2003
                                            ------------------------------------------------------
                                                                              SINCE      INCEPTION
         CLASS A SHARES:                    1 YEAR   5 YEARS    10 YEARS    INCEPTION       DATE
         --------------                     ------   -------    --------    ---------    ---------
AIM Asia Pacific Growth Fund                -23.58%   -2.71%      N/A         -3.89%      11/03/97
AIM European Growth Fund                    -14.23%    2.49%      N/A          8.25%      11/03/97
AIM Global Aggressive Growth Fund           -19.37%   -7.15%      N/A          3.58%      09/15/94
AIM Global Growth Fund                      -21.34%   -7.81%      N/A          3.28%      09/15/94
AIM International Growth Fund               -20.89%   -7.39%     3.40%          N/A       04/07/92

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                          PERIODS ENDED
                                                         APRIL 30, 2003
                                             ---------------------------------------
                                                                 SINCE     INCEPTION
         CLASS B SHARES:                     1 YEAR   5 YEARS  INCEPTION      DATE
         --------------                      ------   -------  ---------   --------
AIM Asia Pacific Growth Fund                 -23.66%  -2.65%     -3.71%    11/03/97
AIM European Growth Fund                     -14.31%   2.59%      8.49%    11/03/97
AIM Global Aggressive Growth Fund            -19.95%  -7.07%      3.62%    09/15/94
AIM Global Growth Fund                       -21.91%  -7.77%      3.35%    09/15/94
AIM International Growth Fund                -21.01%  -7.33%      0.68%    08/04/97

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                             PERIODS ENDED
                                                            APRIL 30, 2003
                                               ----------------------------------------
                                                                    SINCE     INCEPTION
         CLASS C SHARES:                       1 YEAR   5 YEARS   INCEPTION     DATE
         ---------------                       ------   -------   ---------   ---------
AIM Asia Pacific Growth Fund                   -20.49%  -2.30%      -3.58%     11/03/97
AIM European Growth Fund                       -10.80%   2.95%       8.62%     11/03/97
AIM Global Aggressive Growth Fund              -16.64%  -6.77%      -5.20%     08/04/97
AIM Global Growth Fund                         -18.61%  -7.39%      -4.79%     08/04/97
AIM International Growth Fund                  -17.67%  -6.98%      -4.88%     08/04/97

         The average annual total returns (after taxes on distributions) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                PERIODS ENDED
                                                                APRIL 30, 2003*
                                            ---------------------------------------------------
                                                                            SINCE     INCEPTION
         INVESTOR CLASS SHARES:             1 YEAR   5 YEARS   10 YEARS   INCEPTION    DATE**
         ----------------------             ------   -------   --------   ---------   ---------
AIM European Growth Fund                    -9.22%     3.66%      N/A       9.37%      11/03/97

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales load) for each Fund, with respect to its Class A shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                                PERIODS ENDED
                                                               APRIL 30, 2003
                                            --------------------------------------------------
                                                                           SINCE     INCEPTION
         CLASS A SHARES:                    1 YEAR   5 YEARS   10 YEARS  INCEPTION     DATE
         --------------                     ------   -------   --------  ---------   --------
AIM Asia Pacific Growth Fund                -14.48%  -2.12%       N/A     -3.03%     11/03/97
AIM European Growth Fund                     -8.74%   2.01%       N/A      6.82%     11/03/97
AIM Global Aggressive Growth Fund           -11.89%  -4.34%       N/A      3.81%     09/15/94
AIM Global Growth Fund                      -13.11%  -5.65%       N/A      3.04%     09/15/94
AIM International Growth Fund               -12.83%  -5.18%      3.28%      N/A      04/07/92

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                              PERIODS ENDED
                                                             APRIL 30, 2003
                                                 ---------------------------------------
                                                                      SINCE    INCEPTION
         CLASS B SHARES:                         1 YEAR    5 YEARS  INCEPTION     DATE
         --------------                          ------    -------  ---------  ---------
AIM Asia Pacific Growth Fund                     -14.53%    -2.08%    -2.90%    11/03/97
AIM European Growth Fund                          -8.79%     2.09%     7.02%    11/03/97
AIM Global Aggressive Growth Fund                -12.25%    -4.20%     3.88%    09/15/94
AIM Global Growth Fund                           -13.45%    -5.59%     3.11%    09/15/94
AIM International Growth Fund                    -12.90%    -5.11%     1.07%    08/04/97

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five or ten year periods (or since inception if less than ten years) ended April 30, are as follows:

                                                                PERIODS ENDED
                                                               APRIL 30, 2003
                                                ------------------------------------------
                                                                       SINCE     INCEPTION
         CLASS C SHARES:                        1 YEAR    5 YEARS    INCEPTION      DATE
         --------------                         ------    -------    ---------   ---------
AIM Asia Pacific Growth Fund                    -12.58%    -1.81%      -2.80%    11/03/97
AIM European Growth Fund                         -6.63%     2.39%       7.13%    11/03/97
AIM Global Aggressive Growth Fund               -10.22%    -3.99%      -2.92%    08/04/97
AIM Global Growth Fund                          -11.43%    -5.32%      -3.30%    08/04/97
AIM International Growth Fund                   -10.85%    -4.86%      -3.30%    08/04/97

         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                           PERIODS ENDED
                                                          APRIL 30, 2003*
                                         --------------------------------------------------
                                                                        SINCE     INCEPTION
         INVESTOR CLASS SHARES:          1 YEAR   5 YEARS   10 YEARS  INCEPTION     DATE**
         ----------------------          ------   -------   --------  ---------   ---------
AIM European Growth Fund                 -5.66%     2.97%      N/A      7.77%     11/03/97

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

                              FINANCIAL STATEMENTS

         Pursuant to Rule 3-03(d) of Regulation S-X unaudited financials for the period ended April 30, 2003, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended October 31, 2002. Such financials reflect all adjustments which are of a normal recurring nature and which are, in the opinion of management, necessary to a fair statement of the results for the periods presented.

                                       FS

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asia Pacific Growth Fund (formerly AIM Asian Growth Fund) (one of the funds constituting AIM International Funds, Inc.; hereinafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.98%

Australia-18.93%

Amcor Ltd. (Paper Packaging)                      414,400   $ 1,869,666
-----------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         308,700     1,660,024
-----------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                          24,740        40,914
-----------------------------------------------------------------------
Billabong International Ltd. (Movies &
  Entertainment)                                   78,700       292,620
-----------------------------------------------------------------------
Boral Ltd. (Construction Materials)               409,000       946,484
-----------------------------------------------------------------------
BRL Hardy Ltd. (Distillers & Vintners)             94,100       403,145
-----------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)              80,400     1,504,518
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)            141,176     1,492,484
-----------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                      615,800     2,118,777
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     664,200     1,400,672
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                       96,400       950,645
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                      41,000       593,852
-----------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        111,400     1,628,995
-----------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                     278,000     1,899,139
=======================================================================
                                                             16,801,935
=======================================================================

China-3.00%

BYD Co. Ltd.-Class H (Electrical Components &
  Equipment) (Acquired 07/26/02; Cost
  $499,867)(a)(b)                                 352,500       720,877
-----------------------------------------------------------------------
People's Food Holdings Ltd. (Packaged Foods &
  Meats)                                          889,000       502,828
-----------------------------------------------------------------------
Travelsky Technology Ltd.-Class H
  (Diversified Commercial Services) (Acquired
  02/01/01; Cost $194,348)(b)                     366,000       234,635
-----------------------------------------------------------------------
Tsingtao Brewery Co. Ltd.-Class H (Brewers)     2,468,000     1,202,459
=======================================================================
                                                              2,660,799
=======================================================================

Hong Kong-23.00%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                      4,088,000     1,126,914
-----------------------------------------------------------------------
ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      926,000     1,798,727
-----------------------------------------------------------------------
Cathay Pacific Airways Ltd. (Airlines)            647,000       908,364
-----------------------------------------------------------------------
Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       109,000       723,233
-----------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    191,000       468,969
-----------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                                9,320         1,673
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      20,600       514,588
-----------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)(a)   1,122,000       294,909
-----------------------------------------------------------------------
Dah Sing Financial Group (Banks)                  299,600     1,390,567
-----------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           1,183,000     1,986,999
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Hong Kong-(Continued)

Fountain Set Holdings Ltd. (Textiles)           1,630,000   $   762,820
-----------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                       1,929,000     2,040,458
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   1,748,000     1,736,940
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    122,000       760,217
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/09/02;
  Cost $1,979,893)(b)                           2,452,000     1,870,592
-----------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)               2,167,000     1,403,110
-----------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                      7,272,000     1,981,319
-----------------------------------------------------------------------
Wah Sang Gas Holdings Ltd. (Gas Utilities)      6,012,000       639,792
=======================================================================
                                                             20,410,191
=======================================================================

India-12.12%

Cipla Ltd. (Pharmaceuticals)                       80,000     1,451,221
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                                93,000     1,336,129
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                        125,700     1,665,525
-----------------------------------------------------------------------
Hero Honda Motors Ltd. (Motorcycle
  Manufacturers)                                  133,000       653,032
-----------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                        31,969     2,505,010
-----------------------------------------------------------------------
Nestle India Ltd. (Packaged Foods & Meats)        104,000     1,191,568
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       180,960     1,953,724
=======================================================================
                                                             10,756,209
=======================================================================

Philippines-1.82%

Bank of the Philippine Islands (Banks)            522,984       403,621
-----------------------------------------------------------------------
SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    11,876,900     1,207,252
=======================================================================
                                                              1,610,873
=======================================================================

Singapore-9.92%

First Engineering Ltd. (Computer Hardware)      2,392,800       521,057
-----------------------------------------------------------------------
Informatics Holdings Ltd. (Diversified
  Commercial Services)                            694,000       494,593
-----------------------------------------------------------------------
Keppel Corp. Ltd. (Multi-Sector Holdings)         916,000     2,279,638
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,307,000     1,293,693
-----------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                 339,000     2,569,344
-----------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Equipment &
  Instruments)                                    220,000     1,642,534
=======================================================================
                                                              8,800,859
=======================================================================

South Korea-16.79%

Cheil Communications Inc. (Advertising)             6,540       477,676
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                  40,850     1,421,740
-----------------------------------------------------------------------
Hana Bank (Banks)                                 123,300     1,571,471
-----------------------------------------------------------------------


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
South Korea-(Continued)

Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(c)                        36,656   $   757,820
-----------------------------------------------------------------------
Hyundai Department Store H&S Co., Ltd.
  (Department Stores)(a)(c)                         9,164        84,459
-----------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automobile
  Manufacturers)                                   33,000       834,436
-----------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Brewers)         27,289       624,258
-----------------------------------------------------------------------
Kookmin Bank (Banks)                               51,500     1,708,252
-----------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                 38,130     1,133,931
-----------------------------------------------------------------------
Lotte Chilsung Beverage Co., Ltd. (Soft
  Drinks)                                           1,240       591,634
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         10,530     2,968,015
-----------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)(a)               30,790     1,861,487
-----------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)             6,450       866,850
=======================================================================
                                                             14,902,029
=======================================================================

Taiwan-6.48%

Compal Electronics Inc. (Computer Hardware)     1,708,000     1,899,965
-----------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)            285,200     1,031,487
-----------------------------------------------------------------------
Nien Made Enterprises Co., Ltd. (Consumer
  Electronics)(a)                                 632,520     1,066,352
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Taiwan-(Continued)

Quanta Computer Inc. (Computer Hardware)          136,050   $   276,413
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           1,104,544     1,480,153
=======================================================================
                                                              5,754,370
=======================================================================

Thailand-1.92%

Delta Electronics PCL (Electronic Equipment &
  Instruments) (Acquired 01/07/02; Cost
  $1,116,929)(b)(c)                             1,554,000     1,076,301
-----------------------------------------------------------------------
Land and Houses PCL (Homebuilding)                363,000       624,345
=======================================================================
                                                              1,700,646
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $77,499,161)                           83,397,911
=======================================================================

MONEY MARKET FUNDS-4.22%

STIC Liquid Assets Portfolio(d)                 1,874,397     1,874,397
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,874,397     1,874,397
=======================================================================
    Total Money Market Funds (Cost
      $3,748,794)                                             3,748,794
=======================================================================
TOTAL INVESTMENTS-98.20% (Cost
  $81,247,955)(e)                                            87,146,705
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.80%                           1,594,392
=======================================================================
NET ASSETS-100%                                             $88,741,097
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $3,902,405, which represented 4.40% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Lippo Bank security was received through a corporate action and as of 05/22/00 it has no market value and no cost basis.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $81,247,955)*                                  $ 87,146,705
-------------------------------------------------------------
Foreign currencies, at value (cost $2,358,072)      2,331,031
-------------------------------------------------------------
Receivables for:
  Investments sold                                    125,008
-------------------------------------------------------------
  Capital stock sold                                1,485,377
-------------------------------------------------------------
  Dividends                                            66,010
-------------------------------------------------------------
Investment for deferred compensation plan              18,825
-------------------------------------------------------------
Collateral for securities loaned                    4,551,933
-------------------------------------------------------------
Other assets                                           47,556
=============================================================
     Total assets                                  95,772,445
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Capital stock reacquired                          2,225,210
-------------------------------------------------------------
  Deferred compensation plan                           18,825
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,551,933
-------------------------------------------------------------
Accrued distribution fees                              46,764
-------------------------------------------------------------
Accrued directors' fees                                   907
-------------------------------------------------------------
Accrued transfer agent fees                            77,279
-------------------------------------------------------------
Accrued operating expenses                            110,430
=============================================================
     Total liabilities                              7,031,348
=============================================================
Net assets applicable to shares outstanding      $ 88,741,097
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $ 62,806,140
_____________________________________________________________
=============================================================
Class B                                          $ 19,915,811
_____________________________________________________________
=============================================================
Class C                                          $  6,019,146
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       7,360,925
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       2,407,382
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                         729,341
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       8.53
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.53 divided
       by 94.50%)                                $       9.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       8.27
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       8.25
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $4,353,863 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $170,172)                                       $ 1,707,587
-------------------------------------------------------------
Dividends from affiliated money market funds          101,584
-------------------------------------------------------------
Interest                                               10,682
-------------------------------------------------------------
Security lending income                               112,100
=============================================================
    Total investment income                         1,931,953
=============================================================

EXPENSES:

Advisory fees                                         999,193
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                        245,789
-------------------------------------------------------------
Distribution fees -- Class A                          255,410
-------------------------------------------------------------
Distribution fees -- Class B                          252,758
-------------------------------------------------------------
Distribution fees -- Class C                           69,282
-------------------------------------------------------------
Transfer agent fees                                   712,928
-------------------------------------------------------------
Directors' fees                                         9,094
-------------------------------------------------------------
Other                                                 235,373
=============================================================
    Total expenses                                  2,829,827
=============================================================
Less: Fees waived                                    (250,466)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,720)
=============================================================
    Net expenses                                    2,576,641
=============================================================
Net investment income (loss)                         (644,688)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (1,688,835)
-------------------------------------------------------------
  Foreign currencies                                 (185,557)
=============================================================
                                                   (1,874,392)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             6,168,932
-------------------------------------------------------------
  Foreign currencies                                  (26,456)
=============================================================
                                                    6,142,476
=============================================================
Net gain from investment securities and foreign
  currencies                                        4,268,084
=============================================================
Net increase in net assets resulting from
  operations                                      $ 3,623,396
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (644,688)   $   (341,361)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (1,874,392)    (28,693,576)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            6,142,476       9,851,899
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  3,623,396     (19,183,038)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --        (295,141)
------------------------------------------------------------------------------------------
  Class B                                                               --        (131,925)
------------------------------------------------------------------------------------------
  Class C                                                               --         (21,688)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (1,562,080)    (20,355,876)
------------------------------------------------------------------------------------------
  Class B                                                       (5,905,946)     (7,313,094)
------------------------------------------------------------------------------------------
  Class C                                                          686,025      (1,204,078)
==========================================================================================
    Net increase (decrease) in net assets                       (3,158,605)    (48,504,840)
==========================================================================================

NET ASSETS:

  Beginning of year                                             91,899,702     140,404,542
==========================================================================================
  End of year                                                 $ 88,741,097    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $168,052,817    $175,659,752
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,192)        (20,881)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (85,158,976)    (83,470,141)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            5,873,448        (269,028)
==========================================================================================
                                                              $ 88,741,097    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund, formerly AIM Asian Growth Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.25% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $250,466.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $447,957 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $255,410, $252,758, and $69,282, respectively.

  AIM Distributors retained commissions of $34,742 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $33,228, $0 and $17,743 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,056 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,894 and reductions in custodian fees of $826 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,720.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $4,353,863 were on loan to brokers. The loans were secured by cash collateral of $4,551,933 received by the Fund and invested in affiliated money market funds as follows:
$2,275,967 in STIC Liquid Assets Portfolio and $2,275,966 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $112,100 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                            2002        2001
--------------------------------------------------------------
Distributions paid from long-term
  capital gain                            $     --    $448,754
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments           $  4,593,729
-------------------------------------------------------------
Temporary book/tax differences                        (26,192)
-------------------------------------------------------------
Capital loss carryforward                         (83,879,257)
-------------------------------------------------------------
Capital (par value and additional paid-in)        168,052,817
=============================================================
                                                 $ 88,741,097
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(25,303).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

* The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
   EXPIRATION                                   CARRYFORWARD
   ---------------------------------------------------------
   October 31, 2005                             $54,943,768
   ---------------------------------------------------------
   October 31, 2009                              27,317,937
   ---------------------------------------------------------
   October 31, 2010                               1,617,552
   =========================================================
                                                $83,879,257
     _______________________________________________________
   =========================================================


  Utilization of such capital losses may be limited to the extent required under IRS rules.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $109,023,398 and $119,107,638, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $10,023,000
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (5,403,968)
============================================================
Net unrealized appreciation of investment
  securities                                     $ 4,619,032
____________________________________________________________
============================================================
Cost of investments for tax purposes is $82,527,673.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of net operating loss on October 31, 2002, undistributed net investment income (loss) was increased by $639,377, undistributed net realized gains increased by $185,557 and paid in capital decreased by $824,934. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,840,564*   $ 353,578,105*    32,846,773    $ 319,396,653
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,963,386       28,352,153      1,885,559       18,458,316
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,574,444       98,792,151      3,690,569       33,967,064
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         23,853          260,234
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         11,036          117,979
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          1,947           20,815
==========================================================================================================================
Reacquired:
  Class A                                                     (36,664,943)*   (355,140,185)*  (34,450,943)    (340,012,763)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,597,305)     (34,258,099)    (2,651,836)     (25,889,389)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (10,405,450)     (98,106,126)    (3,780,014)     (35,191,957)
==========================================================================================================================
                                                                 (289,304)   $  (6,782,001)    (2,423,056)   $ (28,873,048)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 381,540 shares of Class B shares in the amount of $3,681,223 to 369,580 shares of Class A shares in the amount of $3,681,223.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                         -------------------------------------------------         OCTOBER 31,
                                                          2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.59       $ 10.70       $ 10.76       $  7.69           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)(a)     (0.01)(a)     (0.07)(a)     (0.03)(a)          0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.02)        (2.06)         0.01          3.14             (2.36)
=================================================================================================================================
    Total from investment operations                       (0.06)        (2.07)        (0.06)         3.11             (2.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --            --            --         (0.04)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  8.53       $  8.59       $ 10.70       $ 10.76           $  7.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (0.70)%      (19.46)%       (0.56)%       40.66%           (23.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $62,806       $61,729       $93,755       $25,420           $ 7,716
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.25%(c)      2.02%         1.92%         1.92%             1.92%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.49%(c)      2.37%         2.06%         2.72%             4.88%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.41)%(c)    (0.06)%       (0.57)%       (0.50)%            0.70%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $72,974,141 .
(d)  Annualized.

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) IN
                                                         -------------------------------------------------         OCTOBER 31,
                                                          2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.38       $ 10.50       $ 10.65       $  7.63           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.10)(a)     (0.07)(a)     (0.17)(a)     (0.13)(a)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.01)        (2.01)         0.02          3.16             (2.36)
=================================================================================================================================
    Total from investment operations                       (0.11)        (2.08)        (0.15)         3.03             (2.37)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --            --            --         (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  8.27       $  8.38       $ 10.50       $ 10.65           $  7.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (1.31)%      (19.92)%       (1.41)%       39.76%           (23.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $19,916       $25,479       $39,852       $12,070           $ 3,030
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.90%(c)      2.67%         2.67%         2.79%             2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       3.14%(c)      3.02%         2.76%         3.59%             5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.06)%(c)    (0.72)%       (1.32)%       (1.37)%           (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,275,824 .
(d)  Annualized.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                                                                                                (DATE OPERATIONS
                                                                       YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                                           ----------------------------------------------          OCTOBER 31,
                                                            2002         2001          2000         1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 8.37       $ 10.49        10.63       $ 7.61            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.10)(a)     (0.07)(a)    (0.17)(a)    (0.13)(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.02)        (2.01)        0.03         3.16              (2.38)
=================================================================================================================================
    Total from investment operations                        (0.12)        (2.08)       (0.14)        3.03              (2.39)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --            --           --        (0.01)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --         (0.04)          --           --                 --
=================================================================================================================================
Net asset value, end of period                             $ 8.25       $  8.37       $10.49       $10.63            $  7.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             (1.43)%      (19.94)%      (1.32)%      39.86%            (23.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $6,019       $ 4,692       $6,797       $5,008            $   686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           2.90%(c)      2.67%        2.67%        2.79%              2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        3.14%(c)      3.02%        2.76%        3.59%              5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.06)%(c)    (0.72)%      (1.32)%      (1.37)%            (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%           73%          64%         142%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,928,235.
(d)  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Growth Fund (formerly European Development Fund) (one of the funds constituting the AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.38%

Belgium-2.22%

Colruyt N.V. (Food Retail)                          58,900   $  3,016,985
-------------------------------------------------------------------------
Omega Pharma S.A. (Health Care Supplies)           144,100      6,061,783
=========================================================================
                                                                9,078,768
=========================================================================

Bermuda-1.75%

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                      233,200      7,135,920
=========================================================================

Denmark-0.85%

Coloplast A.S.-Class B (Health Care Supplies)       48,700      3,471,503
=========================================================================

Finland-0.29%

Nokia Oyj (Telecommunications Equipment)            69,000      1,171,280
=========================================================================

France-11.70%

Accor S.A. (Hotels, Resorts & Cruise Lines)         74,700      2,650,679
-------------------------------------------------------------------------
Autoroutes du Sud de la France (Highways &
  Railtracks)(a)                                    90,000      2,243,976
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                      70,133      4,196,297
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           161,700      6,443,640
-------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)            39,800      1,412,276
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                       164,500      2,689,821
-------------------------------------------------------------------------
Essilor International S.A. (Health Care
  Supplies)                                         89,900      3,617,160
-------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)                75,250      2,621,782
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                    52,305      2,217,891
-------------------------------------------------------------------------
Publicis Groupe (Advertising)                       64,100      1,459,262
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)            75,250      4,599,291
-------------------------------------------------------------------------
Thomson (Consumer Electronics)(a)                   44,700        823,382
-------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)          61,369      8,449,356
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)             78,100      4,359,911
=========================================================================
                                                               47,784,724
=========================================================================

Germany-9.91%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods) (Acquired 06/19/02-08/23/02;
  Cost $2,900,079)(b)                               37,100      2,828,296
-------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      229,975     10,999,046
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                   145,037      5,175,252
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                  144,150      2,064,575
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Germany-(Continued)

Deutsche Boerse A.G. (Diversified Financial
  Services)                                         48,400   $  1,745,227
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                                11,540      1,474,161
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        12,310      5,903,360
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          112,700      7,306,555
-------------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)           82,400      2,985,078
=========================================================================
                                                               40,481,550
=========================================================================

Ireland-9.88%

Anglo Irish Bank Corp. PLC (Banks)               1,902,850     12,713,226
-------------------------------------------------------------------------
Bank of Ireland (Banks)                            749,300      8,306,560
-------------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(c)                               1,859,800      6,442,905
-------------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)             408,900      2,873,577
-------------------------------------------------------------------------
Irish Life & Permanent PLC (Life & Health
  Insurance)                                        72,000        855,187
-------------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                                  172,900      1,197,955
-------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             214,900      7,996,429
=========================================================================
                                                               40,385,839
=========================================================================

Italy-12.29%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(d)                                   989,300      8,176,396
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                          724,800      8,680,625
-------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vinters)(a)                                       98,800      2,950,392
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                  707,214      9,814,006
-------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                      738,600      8,239,117
-------------------------------------------------------------------------
Recordati S.p.A. (Pharmaceuticals)                 181,200      4,053,350
-------------------------------------------------------------------------
Saeco International Group S.p.A. (Household
  Appliances)(a)                                   994,200      3,050,583
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)               1,396,000      5,250,691
=========================================================================
                                                               50,215,160
=========================================================================

Netherlands-1.95%

Heineken N.V. (Brewers)                             35,000      1,405,467
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)                  88,500      1,433,092
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Netherlands-(Continued)

Van der Moolen Holding N.V. (Diversified
  Financial Services)                               79,200   $  1,767,743
-------------------------------------------------------------------------
VNU N.V. (Publishing)                               54,000      1,449,008
-------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)       109,800      1,924,724
=========================================================================
                                                                7,980,034
=========================================================================

Norway-1.38%

Ekornes A.S.A. (Home Furnishings)                  126,100      1,204,361
-------------------------------------------------------------------------
Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                     409,200      4,431,133
=========================================================================
                                                                5,635,494
=========================================================================

Portugal-0.82%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                      554,100      3,345,534
=========================================================================

Russia-0.72%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                     104,900      2,958,180
=========================================================================

Spain-10.34%

Altadis, S.A. (Tobacco)(a)                         132,300      2,795,794
-------------------------------------------------------------------------
Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                     649,950      3,203,736
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                 208,600      8,927,861
-------------------------------------------------------------------------
Compania de Distribucion Integral Logista,
  S.A. (Publishing)                                124,900      2,404,526
-------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-line
  Insurance)                                       358,200      2,421,552
-------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/02;
  Cost $1,895,584)(a)(b)                           300,400      1,614,534
-------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                     343,400      4,965,900
-------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                     407,900      9,487,876
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 05/22/01-10/31/02; Cost
  $3,254,408)(b)                                   210,052      4,719,545
-------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                           205,300      1,717,090
=========================================================================
                                                               42,258,414
=========================================================================

Sweden-2.47%

Elekta A.B.-Class B (Health Care
  Equipment)(a)                                    235,000      2,208,767
-------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                         82,800      2,533,798
-------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                       740,100      5,338,485
=========================================================================
                                                               10,081,050
=========================================================================

Switzerland-1.62%

Adecco S.A. (Employment Services)                   43,825      1,720,838
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Switzerland-(Continued)

Nestle S.A. (Packaged Foods & Meats)                11,750   $  2,517,687
-------------------------------------------------------------------------
UBS A.G. (Banks)                                    50,000      2,381,355
=========================================================================
                                                                6,619,880
=========================================================================

United Kingdom-24.19%

Balfour Beatty PLC (Construction &
  Engineering)                                     830,400      2,020,970
-------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                      154,900        993,979
-------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)        351,200      2,500,967
-------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   1,097,900      5,266,661
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                     1,475,100      4,201,796
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                  594,450      5,382,212
-------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)               345,470      2,124,932
-------------------------------------------------------------------------
GAME GROUP PLC (THE) (Computer & Electronics
  Retail) (Acquired 06/28/01-10/08/02; Cost
  $1,561,804)(b)                                 1,025,800      1,794,123
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)               187,430      2,933,467
-------------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                         585,600      6,149,866
-------------------------------------------------------------------------
Johnston Press PLC (Publishing)                    465,800      2,704,678
-------------------------------------------------------------------------
Luminar PLC (Restaurants)                          567,400      6,116,360
-------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                        365,600      5,447,349
-------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)       1,279,700      2,623,745
-------------------------------------------------------------------------
New Look Group PLC (Apparel Retail)                631,000      2,597,330
-------------------------------------------------------------------------
Next PLC (Department Stores)                       194,100      2,703,695
-------------------------------------------------------------------------
Northern Rock PLC (Banks)                          142,000      1,500,148
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)         443,300      8,048,182
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                      1,301,700      4,415,828
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           266,000      6,261,402
-------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       221,800      1,425,874
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             139,100      1,121,183
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)          146,425        870,845
-------------------------------------------------------------------------
Stanley Leisure PLC (Casinos & Gaming)             570,100      3,457,521
-------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)       243,750      4,381,449
-------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                         177,000      1,205,049
-------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)           518,200      5,121,685
-------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                        1,340,300      4,410,422
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
United Kingdom-(Continued)

Wood Group (John) PLC (Oil & Gas Equipment &
  Services) (Acquired 05/29/02; Cost
  $1,207,807)(b)                                   424,500   $  1,063,016
=========================================================================
                                                               98,844,734
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $347,810,627)                           377,448,064
=========================================================================

MONEY MARKET FUNDS-8.76%

STIC Liquid Assets Portfolio(e)                 17,889,030     17,889,030
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
STIC Prime Portfolio(e)                         17,889,030   $ 17,889,030
=========================================================================
    Total Money Market Funds (Cost
      $35,778,060)                                             35,778,060
=========================================================================
TOTAL INVESTMENTS-101.14% (Cost $383,588,687)                 413,226,124
=========================================================================
OTHER ASSETS LESS LIABILITIES-(1.14%)                          (4,638,566)
=========================================================================
NET ASSETS-100.00%                                           $408,587,558
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Ctfs. - Certificates
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $12,019,514, which represented 2.94% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Trustees.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(d) Security fair valued in accordance with the procedures established by the Board of Directors.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $383,588,687)*       $413,226,124
--------------------------------------------------------------------
Foreign currencies, at value (cost $2,313,262)             2,326,121
--------------------------------------------------------------------
Receivables for:
  Investments sold                                         6,332,910
--------------------------------------------------------------------
  Capital stock sold                                       1,991,410
--------------------------------------------------------------------
  Dividends                                                  724,242
--------------------------------------------------------------------
Investment for deferred compensation plan                     23,406
--------------------------------------------------------------------
Collateral for securities loaned                          21,987,302
--------------------------------------------------------------------
Other assets                                                  43,818
====================================================================
     Total assets                                        446,655,333
____________________________________________________________________
====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    2,239,595
--------------------------------------------------------------------
  Capital stock reacquired                                13,161,166
--------------------------------------------------------------------
  Deferred compensation plan                                  23,406
--------------------------------------------------------------------
  Collateral upon return of securities loaned             21,987,302
--------------------------------------------------------------------
Accrued distribution fees                                    264,312
--------------------------------------------------------------------
Accrued directors' fees                                        1,358
--------------------------------------------------------------------
Accrued transfer agent fees                                  173,183
--------------------------------------------------------------------
Accrued operating expenses                                   217,453
====================================================================
     Total liabilities                                    38,067,775
====================================================================
Net assets applicable to shares outstanding             $408,587,558
____________________________________________________________________
====================================================================

NET ASSETS:

Class A                                                 $283,812,446
____________________________________________________________________
====================================================================
Class B                                                 $ 97,436,435
____________________________________________________________________
====================================================================
Class C                                                 $ 27,323,263
____________________________________________________________________
====================================================================
Class R                                                 $     15,414
____________________________________________________________________
====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                             18,194,353
____________________________________________________________________
====================================================================
Class B:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                              6,462,631
____________________________________________________________________
====================================================================
Class C:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                              1,810,943
____________________________________________________________________
====================================================================
Class R:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                                    989
____________________________________________________________________
====================================================================
Class A:
  Net asset value per share                             $      15.60
--------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $15.60 divided by 94.50%)      $      16.51
____________________________________________________________________
====================================================================
Class B:
  Net asset value and offering price per share          $      15.08
____________________________________________________________________
====================================================================
Class C:
  Net asset value and offering price per share          $      15.09
____________________________________________________________________
====================================================================
Class R:
  Net asset value and offering price per share          $      15.59
____________________________________________________________________
====================================================================


* At October 31, 2002, securities with an aggregate market value of $21,390,185 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $481,545)  $  4,041,077
--------------------------------------------------------------------
Dividends from affiliated money market funds                 263,798
--------------------------------------------------------------------
Interest                                                       6,710
--------------------------------------------------------------------
Security lending income                                      254,742
====================================================================
     Total investment income                               4,566,327
====================================================================

EXPENSES:

Advisory fees                                              2,875,358
--------------------------------------------------------------------
Administrative services fees                                  84,643
--------------------------------------------------------------------
Custodian fees                                               335,937
--------------------------------------------------------------------
Distribution fees -- Class A                                 592,375
--------------------------------------------------------------------
Distribution fees -- Class B                               1,024,083
--------------------------------------------------------------------
Distribution fees -- Class C                                 310,053
--------------------------------------------------------------------
Distribution fees -- Class R                                      28
--------------------------------------------------------------------
Transfer agent fees                                        1,229,230
--------------------------------------------------------------------
Directors' fees                                               10,331
--------------------------------------------------------------------
Other                                                        250,174
====================================================================
     Total expenses                                        6,712,212
====================================================================
Less: Fees waived                                             (2,446)
--------------------------------------------------------------------
    Expenses paid indirectly                                  (4,737)
====================================================================
    Net expenses                                           6,705,029
====================================================================
Net investment income (loss)                              (2,138,702)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                  (58,153,881)
--------------------------------------------------------------------
  Foreign currencies                                         119,726
====================================================================
                                                         (58,034,155)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   53,930,290
--------------------------------------------------------------------
  Foreign currencies                                          52,551
====================================================================
                                                          53,982,841
====================================================================
Net gain (loss) from investment securities and foreign
  currencies                                              (4,051,314)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                            $ (6,190,016)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,138,702)   $  (2,433,704)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (58,034,155)     (67,894,228)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 53,982,841      (72,085,730)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (6,190,016)    (142,413,662)
============================================================================================
Share transactions-net:
  Class A                                                       125,417,383      (41,056,861)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,223,760)     (12,747,860)
--------------------------------------------------------------------------------------------
  Class C                                                        (4,011,667)      (5,586,293)
--------------------------------------------------------------------------------------------
  Class R                                                            16,969               --
============================================================================================
    Net increase (decrease) in net assets                       113,008,909     (201,804,676)
============================================================================================

NET ASSETS:

  Beginning of year                                             295,578,649      497,383,325
============================================================================================
  End of year                                                 $ 408,587,558    $ 295,578,649
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 543,232,823    $ 362,926,197
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (36,848)         (25,992)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (164,300,493)     (69,526,117)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           29,692,076        2,204,561
============================================================================================
                                                              $ 408,587,558    $ 295,578,649
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund, formerly European Development Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,446.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $84,643 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $724,306 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $592,375, $1,024,083, $310,053, and $28, respectively.

  AIM Distributors retained commissions of $49,549 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $12,426, $0, $16,271, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,504 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,615 and reductions in custodian fees of $122 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,737.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $21,390,185 were on loan to brokers. The loans were secured by cash collateral of $21,987,302 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $254,742 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments          $  28,169,976
-------------------------------------------------------------
Temporary book/tax differences                        (36,848)
-------------------------------------------------------------
Capital loss carryforward                        (162,778,393)
-------------------------------------------------------------
Capital (par value and additional paid-in)        543,232,823
=============================================================
                                                $ 408,587,558
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $54,639.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $  1,620,590
-----------------------------------------------------------
October 31, 2009                                102,524,677
-----------------------------------------------------------
October 31, 2010                                 58,633,126
===========================================================
                                               $162,778,393
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $275,203,068 and $315,111,678, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 43,259,852
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (15,144,515)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 28,115,337
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $385,110,787.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, reclassifications from the acquisition of the assets of AIM Euroland Growth Fund and other reclassifications on October 31, 2002, undistributed net investment income was increased by $2,127,846, undistributed net realized gains decreased by $36,740,221 and paid in capital increased by $34,612,375. This reclassification had no effect on the net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      37,223,120*   $ 612,133,364*    27,843,689    $ 529,552,845
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         889,627       14,708,041      1,368,578       27,057,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,584,399       41,058,289      2,006,444       38,243,286
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                           992           17,020             --               --
==========================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                       9,495,949      145,720,423             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         867,993       12,890,199             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         104,957        1,559,763             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (38,067,728)    (632,436,404)   (29,896,871)    (570,609,706)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,848,424)*    (29,822,000)*   (2,153,110)     (39,805,454)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,905,211)     (46,629,719)    (2,321,360)     (43,829,579)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                              (3)             (51)            --               --
==========================================================================================================================
                                                                8,345,671    $ 119,198,925     (3,152,630)   $ (59,391,014)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Includes automatic conversion of 137,878 shares of Class B shares in the amount of $2,186,186 to 130,942 shares of Class A shares in the amount of $2,186,186.

 ** Class R shares commenced sales on June 3, 2002.

*** As of the close of business on September 20, 2002, the Fund acquired all the net assets of AIM Euroland Growth Fund pursuant to a plan of reorganization approved by AIM Euroland Growth Fund shareholders on September 4, 2002. The acquisition was accomplished by a tax-free exchange of 10,468,899 shares of the Fund for 22,408,695 shares of AIM Euroland Growth Fund outstanding as of the close of business on September 20, 2002. AIM Euroland Growth Fund's net assets at that date of $160,170,385 including ($26,495,326) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $244,433,808.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,                           COMMENCED) TO
                                              ------------------------------------------------------------         OCTOBER 31,
                                                2002               2001             2000            1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  16.52           $  23.59         $  16.42         $ 12.96           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)(a)          (0.06)(a)        (0.21)(a)       (0.11)            (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (0.85)             (7.01)            7.38            3.58              3.04
=================================================================================================================================
    Total from investment operations             (0.92)             (7.07)            7.17            3.47              2.96
=================================================================================================================================
Less dividends from net investment income           --                 --               --           (0.01)               --
=================================================================================================================================
Net asset value, end of period                $  15.60           $  16.52         $  23.59         $ 16.42           $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  (5.57)%           (29.97)%          43.67%          26.81%            29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $283,812           $157,651         $273,605         $99,148           $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.93%(c)           1.83%            1.69%           1.88%             1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.42)%(c)         (0.32)%          (0.82)%         (0.69)%           (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             94%                99%             112%            122%               93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $169,250,130.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)  Annualized.

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                               YEAR ENDED OCTOBER 31,                             COMMENCED) TO
                                             -----------------------------------------------------------           OCTOBER 31,
                                              2002               2001             2000            1999                 1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 16.07           $  23.11         $  16.20         $ 12.87             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.18)(a)          (0.19)(a)        (0.38)(a)       (0.22)              (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.81)             (6.85)            7.29            3.55                3.05
=================================================================================================================================
    Total from investment operations           (0.99)             (7.04)            6.91            3.33                2.87
=================================================================================================================================
Net asset value, end of period               $ 15.08           $  16.07         $  23.11         $ 16.20             $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                (6.16)%           (30.46)%          42.65%          25.87%              28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $97,436           $105,324         $169,614         $67,074             $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         2.58%(c)           2.50%            2.39%           2.63%               2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.07)%(c)         (0.98)%          (1.52)%         (1.44)%             (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                           94%                99%             112%            122%                 93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $102,408,283.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                 ---------------------------------------------------------         OCTOBER 31,
                                                  2002              2001            2000            1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 16.09           $ 23.13         $ 16.21         $ 12.88            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.18)(a)         (0.19)(a)       (0.38)(a)       (0.23)            (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.82)            (6.85)           7.30            3.56              3.06
=================================================================================================================================
    Total from investment operations               (1.00)            (7.04)           6.92            3.33              2.88
=================================================================================================================================
Net asset value, end of period                   $ 15.09           $ 16.09         $ 23.13         $ 16.21            $12.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (6.22)%          (30.44)%         42.69%          25.85%            28.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $27,323           $32,604         $54,164         $11,938            $9,639
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             2.58%(c)          2.50%           2.39%           2.63%             2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (1.07)%(c)        (0.98)%         (1.52)%         (1.44)%           (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               94%               99%            112%            122%               93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,005,315.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 18.35
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.72)
===========================================================================
    Total from investment operations                               (2.76)
===========================================================================
Net asset value, end of period                                   $ 15.59
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (15.04)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    15
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             2.08%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.57)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               94%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,328.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-32.29%

Aerospace & Defense-0.56%

Alliant Techsystems Inc.(a)                        75,600   $  4,547,340
========================================================================

Air Freight & Logistics-0.46%

Expeditors International of Washington, Inc.      119,400      3,762,294
========================================================================

Apparel Retail-0.96%

Pacific Sunwear of California, Inc.(a)            207,900      4,858,623
------------------------------------------------------------------------
Too Inc.(a)                                       117,800      2,980,340
========================================================================
                                                               7,838,963
========================================================================

Application Software-1.43%

Activision, Inc.(a)                                84,000      1,722,000
------------------------------------------------------------------------
Intuit Inc.(a)                                    132,000      6,853,440
------------------------------------------------------------------------
National Instruments Corp.(a)                     107,000      3,069,830
========================================================================
                                                              11,645,270
========================================================================

Auto Parts & Equipment-1.00%

Gentex Corp.(a)                                   275,000      8,107,000
========================================================================

Banks-0.28%

Southwest Bancorp. of Texas, Inc.(a)               81,500      2,302,375
========================================================================

Broadcasting & Cable TV-0.78%

Hispanic Broadcasting Corp.(a)                    293,200      6,303,800
========================================================================

Computer & Electronics Retail-1.34%

CDW Computer Centers, Inc.(a)                     205,100     10,874,402
========================================================================

Construction & Engineering-0.80%

Jacobs Engineering Group Inc.(a)                  214,600      6,500,234
========================================================================

Data Processing Services-2.51%

Concord EFS, Inc.(a)                              233,714      3,337,436
------------------------------------------------------------------------
DST Systems, Inc.(a)                               40,500      1,245,375
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   141,500      4,420,460
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             225,000      6,347,250
------------------------------------------------------------------------
Paychex, Inc.                                     173,900      5,011,798
========================================================================
                                                              20,362,319
========================================================================

Diversified Commercial Services-0.55%

Apollo Group, Inc.-Class A(a)                      51,950      2,155,925
------------------------------------------------------------------------
H&R Block, Inc.                                    52,800      2,343,264
========================================================================
                                                               4,499,189
========================================================================

Diversified Financial Services-1.78%

Investors Financial Services Corp.                226,600      6,949,822
------------------------------------------------------------------------
Legg Mason, Inc.                                  106,100      4,929,406
------------------------------------------------------------------------
Moody's Corp.                                      28,200      1,328,220
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Diversified Financial Services-(Continued)

SEI Investments Co.                                47,000   $  1,254,430
========================================================================
                                                              14,461,878
========================================================================

Employment Services-0.70%

Robert Half International Inc.(a)                 342,200      5,714,740
========================================================================

General Merchandise Stores-0.49%

Dollar Tree Stores, Inc.(a)                       150,000      3,943,500
========================================================================

Health Care Distributors & Services-2.79%

AmerisourceBergen Corp.                           125,000      8,893,750
------------------------------------------------------------------------
Express Scripts, Inc.(a)                          179,100      9,703,638
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          119,700      4,078,179
========================================================================
                                                              22,675,567
========================================================================

Health Care Equipment-1.75%

Fisher Scientific International Inc.(a)           254,100      7,267,260
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   144,400      6,962,968
========================================================================
                                                              14,230,228
========================================================================

Health Care Facilities-1.41%

Community Health Systems Inc.(a)                  118,200      2,777,700
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        452,500      8,651,800
========================================================================
                                                              11,429,500
========================================================================

Industrial Machinery-0.38%

Danaher Corp.                                      52,700      3,048,695
========================================================================

IT Consulting & Services-1.56%

Affiliated Computer Services, Inc.-Class A(a)     184,700      8,505,435
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      189,300      4,196,781
========================================================================
                                                              12,702,216
========================================================================

Managed Health Care-0.80%

First Health Group Corp.(a)                       250,100      6,497,598
========================================================================

Multi-Line Insurance-0.68%

HCC Insurance Holdings, Inc.                      225,000      5,519,250
========================================================================

Oil & Gas Drilling-3.20%

National-Oilwell, Inc.(a)                         424,200      8,844,570
------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     414,400     11,984,448
------------------------------------------------------------------------
Pride International, Inc.(a)                      147,700      2,050,076
------------------------------------------------------------------------
Varco International, Inc.(a)                      189,000      3,107,160
========================================================================
                                                              25,986,254
========================================================================

Pharmaceuticals-0.90%

Medicis Pharmaceutical Corp.-Class A(a)           160,100      7,348,590
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Restaurants-1.33%

CEC Entertainment Inc.(a)                         201,100   $  5,590,580
------------------------------------------------------------------------
Starbucks Corp.(a)                                219,500      5,213,125
========================================================================
                                                              10,803,705
========================================================================

Semiconductors-1.18%

Linear Technology Corp.                            73,600      2,034,304
------------------------------------------------------------------------
Microchip Technology Inc.                         218,650      5,335,060
------------------------------------------------------------------------
QLogic Corp.(a)                                    64,400      2,238,544
========================================================================
                                                               9,607,908
========================================================================

Specialty Stores-1.50%

Bed Bath and Beyond, Inc.(a)                      142,500      5,053,050
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          298,500      7,104,300
========================================================================
                                                              12,157,350
========================================================================

Telecommunications Equipment-0.37%

UTStarcom, Inc.(a)                                174,700      2,983,876
========================================================================

Trading Companies & Distributors-0.80%

Fastenal Co.                                      191,400      6,498,030
========================================================================
    Total Domestic Common Stocks (Cost
      $257,900,102)                                          262,352,071
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-59.20%

Australia-1.96%

Boral Ltd. (Construction Materials)             1,628,800      3,769,274
------------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)             135,600      2,537,471
------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,177,300      4,050,724
------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        378,900      5,540,629
========================================================================
                                                              15,898,098
========================================================================

Austria-0.65%

Erste Bank der Oesterreichischen Sparhassen
  A.G. (Banks)                                     90,400      5,294,409
========================================================================

Belgium-0.67%

Omega Pharma S.A. (Health Care Supplies)          130,300      5,481,265
========================================================================

Bermuda-1.92%

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     508,600     15,563,160
========================================================================

Canada-1.12%

Onex Corp. (Electronic Equipment &
  Instruments)                                    872,700      9,129,716
========================================================================

Cayman Islands-0.26%

ACE Ltd. (Property & Casualty Insurance)           70,100      2,155,575
========================================================================

Denmark-1.69%

Carlsbreg A.S.-Class B (Brewers)                   59,500      2,790,580
------------------------------------------------------------------------
Coloplast A.S.-Class B (Health Care Supplies)     111,000      7,912,461
------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                110,600      3,035,688
========================================================================
                                                              13,738,729
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


Finland-0.28%

Instrumentarium Corp. (Health Care Equipment)      91,400   $  2,261,693
========================================================================

France-1.83%

Autoroutes du Sud de la France (Highway &
  Railtracks)(a)                                  207,200      5,166,130
------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)          144,600      5,131,034
------------------------------------------------------------------------
SEB S.A. (Household Appliances)                    54,900      4,564,561
========================================================================
                                                              14,861,725
========================================================================

Germany-3.00%

Adidas-Salomon A.G. (Apparel & Accessories)       114,180      8,704,443
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                 403,840      5,783,961
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       17,800      8,536,134
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          21,275      1,379,299
========================================================================
                                                              24,403,837
========================================================================

Greece-0.39%

Cosmote Mobile Communications, S.A. (Wireless
  Telecomunication Services)                      377,600      3,154,437
========================================================================

Hong Kong-1.56%

Cathay Pacific Airways Ltd. (Airlines)          3,648,000      5,121,658
------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           2,682,000      4,504,760
------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   3,090,000      3,070,448
========================================================================
                                                              12,696,866
========================================================================

India-1.30%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                               274,400      3,978,800
------------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       611,200      6,598,785
========================================================================
                                                              10,577,585
========================================================================

Ireland-5.53%

Anglo Irish Bank Corp. PLC (Banks)              4,112,100     27,473,557
------------------------------------------------------------------------
Irish Life & Permanent PLC (Life & Health
  Insurance)                                      405,000      4,810,428
------------------------------------------------------------------------
Kerry Group PLC-Class A (Packaged Foods &
  Meats)                                          328,200      4,255,566
------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            225,800      8,402,018
========================================================================
                                                              44,941,569
========================================================================

Israel-0.90%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            209,460      7,278,735
========================================================================

Italy-2.65%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,395,600     16,714,515
------------------------------------------------------------------------
Saipem S.p.A (Oil & Gas Drilling)                 888,000      4,799,026
========================================================================
                                                              21,513,541
========================================================================

Japan-2.76%

C & S Co., Ltd. (Food Retail)                     377,500      5,535,516
------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)               42,000      1,663,129
------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)                   50            867
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Japan-(Continued)

Nidec Corp. (Electronic Equipment &
  Instruments)                                    112,000   $  6,803,396
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        367,100      8,392,227
========================================================================
                                                              22,395,135
========================================================================

Mexico-3.20%

Alfa S.A.-Class A (Industrial Conglomerates)    1,970,100      3,235,530
------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           237,600      3,193,344
------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/21/04 (Construction Materials)(a)             16,212         28,750
------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         129,900      2,712,312
------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                            9,872,200      7,743,661
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         102,100      3,114,050
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  2,792,100      5,981,702
========================================================================
                                                              26,009,349
========================================================================

Netherlands-0.64%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                             234,500      5,234,038
========================================================================

Norway-1.23%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                    792,400      8,580,718
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                        218,450      1,439,897
========================================================================
                                                              10,020,615
========================================================================

Philippines-0.35%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    28,033,600      2,849,533
========================================================================

Russia-0.97%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                    278,290      7,847,778
========================================================================

South Korea-3.18%

Kookmin Bank (Banks)                              240,480      7,976,706
------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                158,000      4,698,693
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         31,200      8,794,118
------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)(a)               72,600      4,389,216
========================================================================
                                                              25,858,733
========================================================================

Spain-6.96%

Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                  1,268,200      6,251,216
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Spain-(Continued)

Corporacion Mapfre S.A. (Multi-line
  Insurance)                                      103,450   $    699,357
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    890,300     12,874,609
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    827,200     19,240,920
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 05/22/01-09/21/01; Cost
  $7,577,674)(b)                                  537,600     12,079,044
------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                          651,100      5,445,677
========================================================================
                                                              56,590,823
========================================================================

Sweden-0.87%

Swedish Match A.B. (Tobacco)                      975,100      7,033,585
========================================================================

Switzerland-1.18%

Centerpulse A.G. (Health Care Equipment)(a)        17,290      2,797,583
------------------------------------------------------------------------
Geberit International A.G. (Building
  Products)                                        16,030      4,433,183
------------------------------------------------------------------------
Nobel Biocare Holding A.G. (Heath Care
  Equipment)(a)                                    42,200      2,345,555
========================================================================
                                                               9,576,321
========================================================================

Taiwan-1.39%

Compal Electronics Inc. (Computer Hardware)     3,998,400      4,447,788
------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)          464,700        944,131
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           4,390,351      5,883,323
========================================================================
                                                              11,275,242
========================================================================

United Kingdom-10.76%

Balfour Beatty PLC (Construction &
  Engineering)                                  1,749,100      4,256,838
------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)       967,800      6,891,902
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    298,775      1,433,233
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)               1,004,400      9,093,942
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              949,410      5,839,672
------------------------------------------------------------------------
ICAP PLC (Diversified Financial Services)         383,450      5,416,242
------------------------------------------------------------------------
Luminar PLC (Restaurants)                         144,375      1,556,309
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       790,400     11,776,764
------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)      2,360,700      4,840,098
------------------------------------------------------------------------
Northern Rock PLC (Banks)                         400,900      4,235,278
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            471,800      3,802,833
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         494,375      2,940,236
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      592,940     10,658,199
------------------------------------------------------------------------
Wetherspoon (J.D.) PLC (Restaurants)              805,900      3,613,665
------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                       3,361,100     11,060,112
========================================================================
                                                              87,415,323
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $455,424,251)                          481,057,415
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-7.28%

STIC Liquid Assets Portfolio(c)                29,569,879   $ 29,569,879
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        29,569,879     29,569,879
========================================================================
    Total Money Market Funds (Cost
      $59,139,758)                                            59,139,758
========================================================================
TOTAL INVESTMENTS-98.77% (Cost $772,464,111)                 802,549,244
========================================================================
OTHER ASSETS LESS LIABILITIES-1.23%                           10,011,501
========================================================================
NET ASSETS-100.00%                                          $812,560,745
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 1.49% of the Fund's net assets. The Fund has no rights to demand registration of these securities. This security is considered to be liquid under procedures established by the Board of Directors.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $772,464,111)*                                 $802,549,244
-------------------------------------------------------------
Foreign currencies, at value (cost $18,987,286)    18,627,080
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,921,656
-------------------------------------------------------------
  Capital stock sold                                3,766,317
-------------------------------------------------------------
  Dividends                                           689,200
-------------------------------------------------------------
Investment for deferred compensation plan              50,565
-------------------------------------------------------------
Collateral for securities loaned                  131,795,303
-------------------------------------------------------------
Other assets                                           28,798
=============================================================
     Total assets                                 962,428,163
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            10,728,331
-------------------------------------------------------------
  Capital stock reacquired                          5,709,628
-------------------------------------------------------------
  Deferred compensation plan                           50,565
-------------------------------------------------------------
  Collateral upon return of securities loaned     131,795,303
-------------------------------------------------------------
Accrued distribution fees                             620,936
-------------------------------------------------------------
Accrued directors' fees                                 1,011
-------------------------------------------------------------
Accrued transfer agent fees                           606,013
-------------------------------------------------------------
Accrued operating expenses                            355,631
=============================================================
     Total liabilities                            149,867,418
=============================================================
Net assets applicable to shares outstanding      $812,560,745
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $405,360,232
_____________________________________________________________
=============================================================
Class B                                          $388,101,340
_____________________________________________________________
=============================================================
Class C                                          $ 19,099,173
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      36,841,543
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      37,252,207
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       1,832,376
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      11.00
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.00 divided by
       95.25%)                                   $      11.55
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      10.42
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      10.42
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $127,937,202 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $907,685)                                     $   6,458,587
-------------------------------------------------------------
Dividends from affiliated money market funds        1,037,108
-------------------------------------------------------------
Interest                                               36,672
-------------------------------------------------------------
Security lending income                               999,444
=============================================================
     Total investment income                        8,531,811
=============================================================

EXPENSES:

Advisory fees                                       9,453,521
-------------------------------------------------------------
Administrative services fees                          187,715
-------------------------------------------------------------
Custodian fees                                        903,679
-------------------------------------------------------------
Distribution fees -- Class A                        2,560,841
-------------------------------------------------------------
Distribution fees -- Class B                        5,161,757
-------------------------------------------------------------
Distribution fees -- Class C                          250,116
-------------------------------------------------------------
Transfer agent fees                                 4,875,322
-------------------------------------------------------------
Directors' fees                                        13,547
-------------------------------------------------------------
Other                                                 466,243
=============================================================
     Total expenses                                23,872,741
=============================================================
Less: Fees waived                                     (11,539)
-------------------------------------------------------------
    Expenses paid indirectly                          (17,932)
=============================================================
    Net expenses                                   23,843,270
=============================================================
Net investment income (loss)                      (15,311,459)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (155,395,196)
-------------------------------------------------------------
  Foreign currencies                                  (15,762)
=============================================================
                                                 (155,410,958)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            54,444,047
-------------------------------------------------------------
  Foreign currencies                                 (319,613)
=============================================================
                                                   54,124,434
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (101,286,524)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(116,597,983)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002             2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (15,311,459)  $   (16,760,009)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (155,410,958)     (142,598,297)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  54,124,434      (692,158,882)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (116,597,983)     (851,517,188)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (201,308,981)
----------------------------------------------------------------------------------------------
  Class B                                                                 --      (218,184,705)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (9,633,290)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (104,866,509)       64,597,208
----------------------------------------------------------------------------------------------
  Class B                                                       (135,727,235)       71,798,372
----------------------------------------------------------------------------------------------
  Class C                                                         (6,268,941)        6,642,905
==============================================================================================
    Net increase (decrease) in net assets                       (363,460,668)   (1,137,605,679)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,176,021,413     2,313,627,092
==============================================================================================
  End of year                                                 $  812,560,745   $ 1,176,021,413
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,081,990,195   $ 1,344,175,481
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (128,848)         (124,227)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (299,000,830)     (143,605,635)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             29,700,228       (24,424,206)
==============================================================================================
                                                              $  812,560,745   $ 1,176,021,413
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $11,539.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $187,715 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,802,926 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $2,560,841, $5,161,757 and $250,116, respectively.

  AIM Distributors retained commissions of $105,421 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $35,206, $436 and $3,047 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $7,616 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $17,008 and reductions in custodian fees of $924 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $17,932.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $127,937,202 were on loan to brokers. The loans were secured by cash collateral of $131,795,303 received by the Fund and invested in affiliated money market funds as follows:
$65,897,652 in STIC Liquid Assets Portfolio and $65,897,651 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $999,444 for securities lending.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $     --    $429,126,976
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   26,127,307
-------------------------------------------------------------
Temporary book/tax differences                       (128,848)
-------------------------------------------------------------
Capital loss carryforward                        (295,427,909)
-------------------------------------------------------------
Capital (par value and additional paid-in)      1,081,990,195
=============================================================
                                               $  812,560,745
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of ($384,904).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $138,223,796
-----------------------------------------------------------
October 31, 2010                                157,204,113
===========================================================
                                               $295,427,909
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $716,467,565 and $921,651,223, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 98,696,668
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (72,184,457)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 26,512,211
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $776,037,033.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications on October 31, 2002, paid in capital was decreased by $15,322,601, undistributed net investment income was increased by $15,306,838 and undistributed net realized gains was increased by $15,763. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      60,935,660*   $ 754,682,835*    39,018,701    $ 612,509,848
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,348,844       16,159,835      2,311,795       37,138,541
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,454,890       17,014,301      1,060,678       16,872,704
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     10,348,387      190,616,587
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     11,471,372      202,004,337
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        509,053        8,969,519
==========================================================================================================================
Reacquired:
  Class A                                                     (68,922,876)    (859,549,344)   (47,208,581)    (738,529,227)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,885,776)*   (151,887,070)*  (11,394,193)    (167,344,506)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,982,324)     (23,283,242)    (1,247,194)     (19,199,318)
==========================================================================================================================
                                                              (20,051,582)   $(246,862,685)     4,870,018    $ 143,038,485
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 281,263 shares of Class B shares in the amount of $3,136,806 to 265,149 shares of Class A shares in the amount of $3,136,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                                    ----------------------------------------------------------------------

                                                                            YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------------
                                                      2002           2001            2000            1999           1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  12.58       $  25.87       $    21.95       $  15.87       $  17.28
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.15)(a)      (0.13)           (0.28)(a)      (0.17)(a)      (0.10)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.43)         (8.42)            5.56           6.25          (1.31)
==========================================================================================================================
    Total from investment operations                   (1.58)         (8.55)            5.28           6.08          (1.41)
==========================================================================================================================
Less distributions from net realized gains                --          (4.74)           (1.36)            --             --
==========================================================================================================================
Net asset value, end of period                      $  11.00       $  12.58       $    25.87       $  21.95       $  15.87
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                       (12.56)%       (38.87)%          24.27%         38.31%         (8.16)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $405,360       $563,828       $1,103,740       $852,198       $937,587
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                 2.00%(c)       1.87%            1.65%          1.80%          1.75%
==========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.19)%(c)     (0.75)%          (0.96)%        (0.95)%        (0.55)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                   73%            87%              62%            60%            50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(C)  Ratios are based on average daily net assets of $512,168,129.


                                                                                  CLASS B
                                                    -------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------
                                                      2002           2001         2000            1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.97       $  24.98    $    21.35       $  15.52       $  17.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.20)(a)      (0.21)        (0.42)(a)      (0.27)(a)      (0.19)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.35)         (8.06)         5.41           6.10          (1.29)
=======================================================================================================================
    Total from investment operations                   (1.55)         (8.27)         4.99           5.83          (1.48)
=======================================================================================================================
Less distributions from net realized gains                --          (4.74)        (1.36)            --             --
=======================================================================================================================
Net asset value, end of period                      $  10.42       $  11.97    $    24.98       $  21.35       $  15.52
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                       (12.95)%       (39.19)%       23.56%         37.56%         (8.71)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $388,101       $583,933    $1,158,979       $926,972       $947,293
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                 2.51%(c)       2.39%         2.19%          2.37%          2.32%
=======================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.70)%(c)     (1.27)%       (1.50)%        (1.52)%        (1.11)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                   73%            87%           62%            60%            50%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(C)  Ratios are based on average daily net assets of $516,175,698.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002          2001       2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.98       $ 24.99    $ 21.35       $ 15.52       $ 17.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.20)(a)     (0.21)     (0.42)(a)     (0.27)(a)     (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.36)        (8.06)      5.42          6.10         (1.29)
==========================================================================================================================
    Total from investment operations                            (1.56)        (8.27)      5.00          5.83         (1.48)
==========================================================================================================================
Less distributions from net realized gains                         --         (4.74)     (1.36)           --            --
==========================================================================================================================
Net asset value, end of period                                $ 10.42       $ 11.98    $ 24.99       $ 21.35       $ 15.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.02)%      (39.17)%    23.61%        37.56%        (8.71)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,099       $28,260    $50,908       $16,325       $13,186
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.51%(c)      2.39%      2.19%         2.37%         2.34%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.70)%(c)    (1.28)%    (1.50)%       (1.52)%       (1.13)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            73%           87%        62%           60%           50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $25,011,592.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (one of the funds constituting AIM International Funds, Inc; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-38.21%

Aerospace & Defense-1.04%

Lockheed Martin Corp.                              50,000    $  2,895,000
-------------------------------------------------------------------------
United Technologies Corp.                          50,000       3,083,500
=========================================================================
                                                                5,978,500
=========================================================================

Application Software-0.92%

Electronic Arts Inc.(a)(b)                         26,000       1,693,120
-------------------------------------------------------------------------
Intuit Inc.(a)                                     70,000       3,634,400
=========================================================================
                                                                5,327,520
=========================================================================

Banks-1.63%

Bank of America Corp.                              70,000       4,886,000
-------------------------------------------------------------------------
Washington Mutual, Inc.                            40,000       1,430,400
-------------------------------------------------------------------------
Wells Fargo & Co.                                  61,000       3,078,670
=========================================================================
                                                                9,395,070
=========================================================================

Brewers-0.78%

Anheuser-Busch Cos., Inc.                          85,000       4,484,600
=========================================================================

Broadcasting & Cable TV-0.48%

Clear Channel Communications, Inc.(a)              75,000       2,778,750
=========================================================================

Computer Hardware-1.19%

Dell Computer Corp.(a)                            240,000       6,866,400
=========================================================================

Computer Storage & Peripherals-0.65%

Lexmark International, Inc.(a)                     63,000       3,743,460
=========================================================================

Consumer Finance-0.58%

MBNA Corp.                                        165,000       3,351,150
=========================================================================

Data Processing Services-0.72%

First Data Corp.                                   65,000       2,271,100
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                    60,000       1,874,400
=========================================================================
                                                                4,145,500
=========================================================================

Diversified Commercial Services-1.43%

Apollo Group, Inc.-Class A(a)                     103,000       4,274,500
-------------------------------------------------------------------------
H&R Block, Inc.                                    90,000       3,994,200
=========================================================================
                                                                8,268,700
=========================================================================

Diversified Financial Services-3.90%

Citigroup Inc.                                    181,000       6,687,950
-------------------------------------------------------------------------
Freddie Mac                                        80,000       4,926,400
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    43,000       3,078,800
-------------------------------------------------------------------------
Morgan Stanley                                     75,000       2,919,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Diversified Financial Services-(Continued)

SLM Corp.                                          47,500    $  4,880,150
=========================================================================
                                                               22,492,300
=========================================================================

General Merchandise Stores-1.24%

Wal-Mart Stores, Inc.                             133,000       7,122,150
=========================================================================

Health Care Equipment-1.41%

Boston Scientific Corp.(a)                         75,000       2,822,250
-------------------------------------------------------------------------
Medtronic, Inc.                                    55,000       2,464,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          79,000       2,813,190
=========================================================================
                                                                8,099,440
=========================================================================

Health Care Facilities-1.42%

HCA Inc.                                           95,000       4,131,550
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         140,500       4,039,375
=========================================================================
                                                                8,170,925
=========================================================================

Home Improvement Retail-0.65%

Lowe's Cos., Inc.                                  90,000       3,755,700
=========================================================================

Hotels, Resorts & Cruise Lines-0.45%

Carnival Corp.                                    100,000       2,612,000
=========================================================================

Household Products-2.10%

Clorox Co. (The)                                  102,000       4,582,860
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         85,000       7,518,250
=========================================================================
                                                               12,101,110
=========================================================================

Housewares & Specialties-0.52%

Fortune Brands, Inc.                               60,000       3,003,600
=========================================================================

Industrial Conglomerates-0.84%

3M Co.                                             38,000       4,823,720
=========================================================================

Integrated Oil & Gas-0.73%

Exxon Mobil Corp.                                 125,000       4,207,500
=========================================================================

Integrated Telecommunication Services-0.79%

AT&T Corp.                                        350,000       4,564,000
=========================================================================

Internet Retail-0.66%

eBay Inc.(a)                                       60,000       3,795,600
=========================================================================

Managed Health Care-1.33%

Anthem, Inc.(a)                                    57,000       3,591,000
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            45,000       4,092,750
=========================================================================
                                                                7,683,750
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Movies & Entertainment-0.36%

Viacom Inc.-Class B(a)                             47,000    $  2,096,670
=========================================================================

Networking Equipment-0.25%

Cisco Systems, Inc.(a)                            130,000       1,453,400
=========================================================================

Office Services & Supplies-0.27%

Avery Dennison Corp.                               25,000       1,556,000
=========================================================================

Oil & Gas Drilling-0.54%

ENSCO International Inc.                          115,000       3,109,600
=========================================================================

Pharmaceuticals-5.20%

Forest Laboratories, Inc.(a)                       44,500       4,360,555
-------------------------------------------------------------------------
Johnson & Johnson                                 115,000       6,756,250
-------------------------------------------------------------------------
Pfizer Inc.                                       145,000       4,606,650
-------------------------------------------------------------------------
Pharmacia Corp.                                   230,000       9,890,000
-------------------------------------------------------------------------
Wyeth                                             130,000       4,355,000
=========================================================================
                                                               29,968,455
=========================================================================

Publishing-0.58%

Tribune Co.                                        70,000       3,363,500
=========================================================================

Restaurants-0.41%

Starbucks Corp.(a)                                100,000       2,375,000
=========================================================================

Semiconductor Equipment-0.74%

Applied Materials, Inc.(a)                        285,000       4,283,550
=========================================================================

Semiconductors-1.38%

Analog Devices, Inc.(a)                            85,000       2,278,000
-------------------------------------------------------------------------
Linear Technology Corp.                            56,000       1,547,840
-------------------------------------------------------------------------
Microchip Technology Inc.                         170,000       4,148,000
=========================================================================
                                                                7,973,840
=========================================================================

Specialty Stores-0.71%

Bed Bath & Beyond Inc.(a)                          55,000       1,950,300
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                           90,000       2,157,300
=========================================================================
                                                                4,107,600
=========================================================================

Systems Software-2.31%

Microsoft Corp.(a)                                119,000       6,362,930
-------------------------------------------------------------------------
Oracle Corp.(a)                                   320,000       3,260,800
-------------------------------------------------------------------------
Symantec Corp.(a)                                  93,000       3,720,000
=========================================================================
                                                               13,343,730
=========================================================================
    Total Domestic Common Stocks (Cost
      $217,475,458)                                           220,402,790
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-57.24%

Australia-0.69%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         702,000       3,774,981
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Australia-(Continued)

BHP Steel Ltd. (Steel)(a)                         112,800    $    186,543
=========================================================================
                                                                3,961,524
=========================================================================

Bermuda-0.67%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    110,000       3,846,700
=========================================================================

Canada-1.48%

EnCana Corp. (Oil & Gas Exploration &
  Production)                                      65,000       1,896,059
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       51,600       1,112,078
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                73,000       2,027,283
-------------------------------------------------------------------------
Royal Bank of Canada (Banks)                       48,000       1,676,195
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        124,000       1,802,580
=========================================================================
                                                                8,514,195
=========================================================================

Cayman Islands-0.82%

Noble Corp. (Oil & Gas Drilling)(a)               147,000       4,751,040
=========================================================================

France-8.49%

Accor S.A. (Hotels, Resorts & Cruise Lines)       101,600       3,605,208
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     77,300       4,625,123
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          184,600       7,356,207
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      174,775       2,857,844
-------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   21,500       1,600,309
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   46,750       1,982,342
-------------------------------------------------------------------------
Publicis Groupe (Advertising)                      90,600       2,062,545
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)         37,200       1,748,977
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           96,800       5,916,430
-------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)             50,600         932,061
-------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)         77,859      10,719,719
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            99,750       5,568,516
=========================================================================
                                                               48,975,281
=========================================================================

Germany-4.38%

Altana A.G. (Pharmaceuticals)                     310,055      14,829,043
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  108,387       3,867,496
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               13,980       1,785,855
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        9,930       4,762,012
=========================================================================
                                                               25,244,406
=========================================================================

Hong Kong-1.12%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       440,000       2,919,474
-------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                  748,000       1,836,589
-------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               17,600           3,159
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Hong Kong-(Continued)

Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    277,000    $  1,726,067
=========================================================================
                                                                6,485,289
=========================================================================

India-0.66%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)                                      53,500       3,827,925
=========================================================================

Ireland-1.86%

Bank of Ireland (Banks)                           969,200      10,744,319
=========================================================================

Israel-2.34%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               174,100      13,480,563
=========================================================================

Italy-4.37%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                1,229,800      10,164,088
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 604,200       8,384,481
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              1,767,500       6,647,992
=========================================================================
                                                               25,196,561
=========================================================================

Japan-9.77%

Canon Inc. (Office Electronics)                   169,000       6,236,773
-------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $6,226,462)(d)          311,000       6,043,272
-------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         44,000       3,103,854
-------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  147,900       5,301,119
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    102,000       7,003,756
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     30,300       5,017,015
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           191,100       5,039,623
-------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              328,000       5,864,794
-------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              268,000       3,238,406
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     250,200       6,087,492
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        150,100       3,431,417
=========================================================================
                                                               56,367,521
=========================================================================

Mexico-0.87%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)          69,800       2,128,900
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  1,350,600       2,893,496
=========================================================================
                                                                5,022,396
=========================================================================

Netherlands-1.39%

TPG N.V. (Air Freight & Logistics)                154,900       2,508,315
-------------------------------------------------------------------------
VNU N.V. (Publishing)                              96,100       2,578,697
-------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      168,100       2,946,685
=========================================================================
                                                                8,033,697
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Portugal-0.56%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                     539,500    $  3,257,382
=========================================================================

South Korea-1.80%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         36,800      10,372,549
=========================================================================

Spain-3.47%

Altadis, S.A. (Tobacco)(a)                        116,900       2,470,358
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                237,000      10,143,352
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 08/28/01-11/16/01; Cost
  $5,502,368)(d)                                  329,700       7,407,851
=========================================================================
                                                               20,021,561
=========================================================================

Sweden-0.83%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      208,000       1,807,233
-------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                        96,600       2,956,098
=========================================================================
                                                                4,763,331
=========================================================================

Switzerland-2.34%

Adecco S.A. (Employment Services)                  57,875       2,272,529
-------------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)(a)             136,000       5,578,720
-------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               14,300       3,064,078
-------------------------------------------------------------------------
UBS A.G. (Banks)                                   54,800       2,609,965
=========================================================================
                                                               13,525,292
=========================================================================

United Kingdom-9.33%

BP PLC (Integrated Oil & Gas)                     221,500       1,421,346
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    1,312,900       3,739,772
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              256,400       4,012,916
-------------------------------------------------------------------------
Next PLC (Department Stores)                      315,500       4,394,723
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        661,000      12,000,561
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     1,051,200       3,566,059
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          460,200      10,832,696
-------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      540,400       3,474,041
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            191,900       1,546,765
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         239,050       1,421,721
-------------------------------------------------------------------------
Tesco PLC (Food Retail)                           372,600       1,156,107
-------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)          636,400       6,289,910
=========================================================================
                                                               53,856,617
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $318,749,548)                           330,248,149
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

MONEY MARKET FUNDS-3.95%

STIC Liquid Assets Portfolio(e)                11,400,497    $ 11,400,497
-------------------------------------------------------------------------
STIC Prime Portfolio(e)                        11,400,497      11,400,497
=========================================================================
    Total Money Market Funds (Cost
      $22,800,994)                                             22,800,994
=========================================================================
TOTAL INVESTMENTS-99.40% (Cost $559,026,000)                  573,451,933
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.60%                             3,469,024
=========================================================================
NET ASSETS-100.00%                                           $576,920,957
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $13,451,123, which represented 2.33% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $559,026,000)*                                 $573,451,933
-------------------------------------------------------------
Foreign currencies, at value (cost $3,098,013)      3,105,443
-------------------------------------------------------------
Receivables for:
  Investments sold                                 17,617,862
-------------------------------------------------------------
  Capital stock sold                                  940,397
-------------------------------------------------------------
  Dividends and interest                            1,129,072
-------------------------------------------------------------
Investment for deferred compensation plan              36,501
-------------------------------------------------------------
Collateral for securities loaned                   38,464,554
-------------------------------------------------------------
Other assets                                          102,474
=============================================================
     Total assets                                 634,848,236
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             7,742,892
-------------------------------------------------------------
  Capital stock reacquired                         10,557,884
-------------------------------------------------------------
  Options written (premiums received $65,671)          57,850
-------------------------------------------------------------
  Deferred compensation plan                           36,501
-------------------------------------------------------------
  Collateral upon return of securities loaned      38,464,554
-------------------------------------------------------------
Accrued distribution fees                             426,545
-------------------------------------------------------------
Accrued directors' fees                                   979
-------------------------------------------------------------
Accrued transfer agent fees                           427,603
-------------------------------------------------------------
Accrued operating expenses                            212,471
=============================================================
     Total liabilities                             57,927,279
=============================================================
Net assets applicable to shares outstanding      $576,920,957
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $335,953,528
_____________________________________________________________
=============================================================
Class B                                          $206,189,372
_____________________________________________________________
=============================================================
Class C                                          $ 34,778,057
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      26,544,917
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      17,048,751
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       2,874,119
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      12.66
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.66 divided by
       95.25%)                                   $      13.29
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      12.09
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      12.10
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $37,419,536 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $619,210)                                     $   8,070,550
-------------------------------------------------------------
Dividends from affiliated money market funds          617,717
-------------------------------------------------------------
Interest                                               11,171
-------------------------------------------------------------
Security lending income                               449,339
=============================================================
    Total investment income                         9,148,777
=============================================================

EXPENSES:

Advisory fees                                       6,492,122
-------------------------------------------------------------
Administrative services fees                          150,314
-------------------------------------------------------------
Custodian fees                                        460,374
-------------------------------------------------------------
Distribution fees -- Class A                        2,088,534
-------------------------------------------------------------
Distribution fees -- Class B                        2,992,948
-------------------------------------------------------------
Distribution fees -- Class C                          467,775
-------------------------------------------------------------
Transfer agent fees                                 3,524,932
-------------------------------------------------------------
Directors' fees                                        11,697
-------------------------------------------------------------
Other                                                 441,738
=============================================================
    Total expenses                                 16,630,434
=============================================================
Less: Fees waived                                      (6,729)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,283)
=============================================================
    Net expenses                                   16,611,422
=============================================================
Net investment income (loss)                       (7,462,645)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (101,060,685)
-------------------------------------------------------------
  Foreign currencies                                  (63,720)
-------------------------------------------------------------
  Option contracts written                            470,973
=============================================================
                                                 (100,653,432)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            18,614,141
-------------------------------------------------------------
  Foreign currencies                                  118,501
-------------------------------------------------------------
  Option contracts written                              7,821
=============================================================
                                                   18,740,463
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (81,912,969)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (89,375,614)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,462,645)   $  (11,009,991)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (100,653,432)     (339,476,149)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     18,740,463      (334,408,214)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (89,375,614)     (684,894,354)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (1,427,057)
----------------------------------------------------------------------------------------------
  Class B                                                                 --        (1,483,758)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (173,903)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (52,935,575)      (30,347,996)
----------------------------------------------------------------------------------------------
  Class B                                                       (129,582,901)     (115,804,932)
----------------------------------------------------------------------------------------------
  Class C                                                        (11,592,089)        2,328,723
==============================================================================================
    Net increase (decrease) in net assets                       (283,486,179)     (831,803,277)
==============================================================================================

NET ASSETS:

  Beginning of year                                              860,407,136     1,692,210,413
==============================================================================================
  End of year                                                 $  576,920,957    $  860,407,136
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,007,605,272    $1,209,235,279
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (68,156)          (61,233)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, future contracts and
    option contracts                                            (445,077,218)     (344,487,506)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           14,461,059        (4,279,404)
==============================================================================================
                                                              $  576,920,957    $  860,407,136
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $6,729.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $150,314 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,956,652 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $2,088,534, $2,992,948 and $467,775, respectively.

  AIM Distributors retained commissions of $68,451 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $33,037, $489 and $6,784 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $6,862 or services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,221 and reductions in custodian fees of $62 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,283.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $37,419,536 were on loan to brokers. The loans were secured by cash collateral of $38,464,554 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $449,339 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $       --    $3,084,718
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $    9,896,647
-------------------------------------------------------------
Temporary book/tax differences                        (68,156)
-------------------------------------------------------------
Capital loss carryforward                        (440,512,806)
-------------------------------------------------------------
Capital (par value and additional paid-in)      1,007,605,272
=============================================================
                                               $  576,920,957
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and options contracts written of $35,125.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $339,470,549
-----------------------------------------------------------
October 31, 2010                                101,042,257
===========================================================
                                               $440,512,806
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $710,555,601 and $894,076,589, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 47,807,191
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (37,945,669)
=============================================================
Net unrealized appreciation of investment
  securities                                     $  9,861,522
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $563,590,411.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications on October 31, 2002, undistributed net investment income was increased by $7,455,722, undistributed net realized gains increased by $63,720 and paid in capital decreased by $7,519,442. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                         8,708       1,455,067
-------------------------------------------------------------------------------------
Closed                                                         (6,578)       (999,633)
-------------------------------------------------------------------------------------
Exercised                                                      (1,370)       (341,264)
-------------------------------------------------------------------------------------
Expired                                                          (500)        (48,499)
=====================================================================================
End of year                                                       260      $   65,671
_____________________________________________________________________________________
=====================================================================================


Open call option contracts written at October 31, 2002 were as follows:

                                                                                                   OCTOBER 31,
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         UNREALIZED
ISSUE                                                MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
Electronic Arts Inc.                                 Dec-02      $70         260       $65,671       $57,850          $7,821
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 11--CAPITAL STOCK


Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,562,699*   $ 523,940,292*    22,586,351    $ 407,568,683
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,053,636       14,789,675      2,605,609       48,789,699
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,832,747       23,276,761      2,107,158       38,028,226
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         62,001        1,403,687
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         68,397        1,494,466
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          9,643          210,693
==========================================================================================================================
Reacquired:
  Class A                                                     (40,176,531)    (576,875,867)   (24,582,846)    (439,320,366)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,371,814)*   (144,372,576)*   (9,939,010)    (166,089,097)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,644,180)     (34,868,850)    (2,134,027)     (35,910,196)
==========================================================================================================================
                                                              (13,743,443)   $(194,110,565)    (9,216,724)   $(143,824,205)
__________________________________________________________________________________________________________________________
==========================================================================================================================


* Includes automatic conversion of 2,576,415 shares of Class B shares in the amount of $36,815,557 to 2,493,588 shares of Class A shares in the amount of $36,815,557.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.58       $  24.83    $  23.43       $  17.91       $  16.65
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)      (0.13)      (0.03)(a)      (0.10)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.81)        (10.08)       2.77           6.12           1.74
===============================================================================================================================
    Total from investment operations                             (1.92)        (10.21)       2.74           6.02           1.69
===============================================================================================================================
Less distributions from net realized gains                          --          (0.04)      (1.34)         (0.50)         (0.43)
===============================================================================================================================
Net asset value, end of period                                $  12.66       $  14.58    $  24.83       $  23.43       $  17.91
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (13.17)%       (41.17)%     11.52%         34.43%         10.43%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $335,954       $439,612    $796,992       $388,549       $219,050
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.95%(c)       1.68%       1.62%          1.67%          1.70%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.95%(c)       1.79%       1.63%          1.67%          1.70%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)     (0.66)%     (0.10)%        (0.57)%        (0.27)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             98%           134%        110%            93%            97%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $417,706,798.


                                                                                           CLASS B
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.00       $  23.98    $  22.78       $  17.52       $  16.39
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)      (0.24)      (0.17)(a)      (0.23)(a)      (0.15)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.74)         (9.70)       2.71           5.99           1.71
===============================================================================================================================
    Total from investment operations                             (1.91)         (9.94)       2.54           5.76           1.56
===============================================================================================================================
Less distributions from net realized gains                          --          (0.04)      (1.34)         (0.50)         (0.43)
===============================================================================================================================
Net asset value, end of period                                $  12.09       $  14.00    $  23.98       $  22.78       $  17.52
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (13.64)%       (41.50)%     10.95%         33.69%          9.78%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $206,189       $369,171    $806,409       $425,345       $282,456
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.45%(c)       2.19%       2.16%          2.23%          2.26%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.45%(c)       2.30%       2.17%          2.23%          2.26%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.25)%(c)     (1.16)%     (0.64)%        (1.13)%        (0.83)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             98%           134%        110%            93%            97%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $299,294,766.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002          2001       2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.01       $ 23.98    $ 22.79       $ 17.52       $ 16.39
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.22)     (0.17)(a)     (0.23)(a)     (0.15)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.74)        (9.71)      2.70          6.00          1.71
==========================================================================================================================
    Total from investment operations                            (1.91)        (9.93)      2.53          5.77          1.56
==========================================================================================================================
Less distributions from net realized gains                         --         (0.04)     (1.34)        (0.50)        (0.43)
==========================================================================================================================
Net asset value, end of period                                $ 12.10       $ 14.01    $ 23.98       $ 22.79       $ 17.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.63)%      (41.46)%    10.90%        33.69%         9.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,778       $51,624    $88,810       $31,356       $11,765
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.19%      2.16%         2.23%         2.26%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.45%(c)      2.30%      2.17%         2.23%         2.26%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.25)%(c)    (1.16)%    (0.64)%       (1.13)%       (0.83)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            98%          134%       110%           93%           97%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $46,777,551.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund (formerly AIM International Equity Fund) (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.20%

Australia-1.76%

Amcor Ltd. (Paper Packaging)                    2,221,000   $   10,020,582
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                       2,300,500       12,370,859
--------------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                         276,700          457,593
--------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,573,000        5,412,205
==========================================================================
                                                                28,261,239
==========================================================================

Canada-9.03%

Biovail Corp. (Pharmaceuticals)(a)                178,900        5,662,185
--------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)         505,600       21,475,263
--------------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)         633,000       12,488,557
--------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                     718,800       20,967,499
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-10/10/01; Cost $31,678,027)(b)         981,800       35,633,650
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      220,600        4,754,347
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               303,700        8,434,054
--------------------------------------------------------------------------
Royal Bank of Canada (Banks)                      267,000        9,323,837
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)      1,522,600       22,133,939
--------------------------------------------------------------------------
Thomson Corp. (The) (Publishing)                  160,200        4,446,858
==========================================================================
                                                               145,320,189
==========================================================================

Finland-0.28%

Nokia Oyj (Telecommunications Equipment)          269,100        4,567,991
==========================================================================

France-12.45%

Accor S.A. (Hotels, Resorts & Cruise Lines)       462,100       16,397,309
--------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    345,200       20,654,493
--------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          638,200       25,431,854
--------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      792,550       12,959,378
--------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   62,800        4,674,390
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vinters)(a)       61,925        6,270,311
--------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  202,965        8,606,331
--------------------------------------------------------------------------
Publicis Groupe (Advertising)                     413,200        9,406,663
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        198,100        9,313,771
--------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          384,350       23,491,530
--------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)            226,900        4,179,538
--------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)        262,844       36,188,672
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           406,900       22,715,079
==========================================================================
                                                               200,289,319
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Germany-5.85%

Altana A.G. (Pharmaceuticals)                     887,340   $   42,438,931
--------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  557,066       19,877,391
--------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               70,565        9,014,226
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       47,650       22,850,943
==========================================================================
                                                                94,181,491
==========================================================================

Hong Kong-1.74%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                     1,080,000        7,165,982
--------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                3,090,000        7,586,978
--------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               43,200            7,754
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     241,100        6,022,678
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                  1,145,000        7,134,825
==========================================================================
                                                                27,918,217
==========================================================================

India-1.50%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       308,228       24,151,966
==========================================================================

Ireland-3.45%

Bank of Ireland (Banks)                         3,892,200       43,147,995
--------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            333,500       12,409,535
==========================================================================
                                                                55,557,530
==========================================================================

Israel-2.79%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               579,300       44,855,199
==========================================================================

Italy-7.00%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                4,295,000       35,497,445
--------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,485,350       17,789,413
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)               2,707,949       37,578,197
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              5,788,600       21,772,314
==========================================================================
                                                               112,637,369
==========================================================================

Japan-14.47%

Canon, Inc. (Office Electronics)                  604,000       22,290,007
--------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 386,000        8,335,810
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Japan-(Continued)

Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $17,857,081)(b)         889,000   $   17,274,820
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        234,000       16,506,858
--------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  553,900       19,853,209
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    428,800       29,443,240
--------------------------------------------------------------------------
Kao Corp. (Household Products)                    549,000       12,550,620
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     85,200       14,107,250
--------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    164,300        9,980,340
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                1,486,000       11,416,770
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           642,700       16,949,061
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              920,000       16,450,033
--------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              961,000       11,612,345
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     518,500       12,615,366
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        583,900       13,348,465
==========================================================================
                                                               232,734,194
==========================================================================

Mexico-2.20%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           458,100        6,156,864
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         187,000        3,904,560
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                           12,103,100        9,493,558
--------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         219,500        6,694,750
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  4,251,000        9,107,201
==========================================================================
                                                                35,356,933
==========================================================================

Netherlands-2.21%

TPG N.V. (Air Freight & Logistics)                657,545       10,647,710
--------------------------------------------------------------------------
VNU N.V. (Publishing)                             487,000       13,067,904
--------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      678,600       11,895,422
==========================================================================
                                                                35,611,036
==========================================================================

Portugal-1.00%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                   2,654,000       16,024,268
==========================================================================

South Korea-2.69%

Kookmin Bank (Banks)                              435,660       14,450,814
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        102,300       28,834,559
==========================================================================
                                                                43,285,373
==========================================================================

Spain-4.81%

Altadis, S.A. (Tobacco)(a)                        639,600       13,516,174
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Spain-(Continued)

Banco Popular Espanol S.A. (Banks)                985,300   $   42,169,807
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 06/05/01-10/31/02; Cost
  $16,413,838)(b)                                 968,650       21,764,074
==========================================================================
                                                                77,450,055
==========================================================================

Sweden-1.39%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      922,000        8,010,907
--------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       469,200       14,358,190
==========================================================================
                                                                22,369,097
==========================================================================

Switzerland-2.52%

Adecco S.A. (Employment Services)                 368,380       14,464,857
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               59,165       12,677,356
--------------------------------------------------------------------------
UBS A.G. (Banks)                                  279,960       13,333,685
==========================================================================
                                                                40,475,898
==========================================================================

Taiwan-1.82%

Compal Electronics Inc. (Computer Hardware)     6,931,200        7,710,211
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)          2,624,300        9,491,344
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           9,029,809       12,100,464
==========================================================================
                                                                29,302,019
==========================================================================

United Kingdom-14.24%

BP PLC (Integrated Oil & Gas)                     609,350        3,910,144
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    6,464,950       18,415,293
--------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                360,700        4,067,450
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)            1,254,225       19,629,875
--------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       763,500       11,375,961
--------------------------------------------------------------------------
Next PLC (Department Stores)                      959,400       13,363,857
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)      2,102,160       38,165,051
--------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     7,226,050       24,513,325
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        1,388,500       32,684,046
--------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    2,212,800       14,225,313
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            897,480        7,233,927
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,270,875        7,558,377
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,598,400        4,959,533
--------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)        2,939,650       29,054,344
==========================================================================
                                                               229,156,496
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,429,332,836)                        1,499,505,879
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-5.01%

STIC Liquid Assets Portfolio(d)                40,273,298   $   40,273,298
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        40,273,298       40,273,298
==========================================================================
    Total Money Market Funds (Cost
      $80,546,596)                                              80,546,596
==========================================================================
TOTAL INVESTMENTS-98.21% (Cost
  $1,509,879,432)                                            1,580,052,475
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.79%                             28,772,568
==========================================================================
NET ASSETS-100.00%                                          $1,608,825,043
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $74,672,544, which represented 4.64% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $1,509,879,432)*    $1,580,052,475
---------------------------------------------------------------------
Foreign currencies, at value (cost $25,635,124)            25,414,312
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         41,366,857
---------------------------------------------------------------------
  Capital stock sold                                       20,291,555
---------------------------------------------------------------------
  Dividends                                                 2,678,389
---------------------------------------------------------------------
Investment for deferred compensation plan                      66,783
---------------------------------------------------------------------
Collateral for securities loaned                          107,456,573
---------------------------------------------------------------------
Other assets                                                   95,431
=====================================================================
     Total assets                                       1,777,422,375
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    21,928,165
---------------------------------------------------------------------
  Capital stock reacquired                                 36,344,491
---------------------------------------------------------------------
  Deferred compensation plan                                   66,783
---------------------------------------------------------------------
  Collateral upon return of securities loaned             107,456,573
---------------------------------------------------------------------
Accrued distribution fees                                   1,281,186
---------------------------------------------------------------------
Accrued directors' fees                                         1,867
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,099,312
---------------------------------------------------------------------
Accrued operating expenses                                    418,955
=====================================================================
     Total liabilities                                    168,597,332
=====================================================================
Net assets applicable to shares outstanding            $1,608,825,043
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $1,093,344,415
_____________________________________________________________________
=====================================================================
Class B                                                $  401,287,917
_____________________________________________________________________
=====================================================================
Class C                                                $  114,069,845
_____________________________________________________________________
=====================================================================
Class R                                                $       48,778
_____________________________________________________________________
=====================================================================
Institutional Class                                    $       74,088
_____________________________________________________________________
=====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                              480,000,000
---------------------------------------------------------------------
  Outstanding                                              86,179,735
_____________________________________________________________________
=====================================================================
Class B:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                              33,392,782
_____________________________________________________________________
=====================================================================
Class C:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                               9,484,757
_____________________________________________________________________
=====================================================================
Class R:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   3,845
_____________________________________________________________________
=====================================================================
Institutional Class:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   5,818
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $        12.69
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.69 divided by 94.50%)     $        13.43
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $        12.02
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $        12.03
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $        12.69
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $        12.73
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $104,068,279 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,253,611)                                          $  26,055,923
--------------------------------------------------------------------
Dividends from affiliated money market funds               1,443,268
--------------------------------------------------------------------
Interest                                                      49,396
--------------------------------------------------------------------
Security lending income                                    1,719,970
====================================================================
    Total investment income                               29,268,557
====================================================================

EXPENSES:

Advisory fees                                             18,179,584
--------------------------------------------------------------------
Administrative services fees                                 310,657
--------------------------------------------------------------------
Custodian fees                                             1,551,222
--------------------------------------------------------------------
Distribution fees -- Class A                               3,866,362
--------------------------------------------------------------------
Distribution fees -- Class B                               5,287,876
--------------------------------------------------------------------
Distribution fees -- Class C                               1,467,969
--------------------------------------------------------------------
Distribution fees -- Class R                                      36
--------------------------------------------------------------------
Transfer agent fees                                        7,422,627
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        20
--------------------------------------------------------------------
Directors' fees                                               19,060
--------------------------------------------------------------------
Other                                                        789,249
====================================================================
    Total expenses                                        38,894,662
====================================================================
Less: Fees waived                                           (749,026)
--------------------------------------------------------------------
   Expenses paid indirectly                                  (31,016)
====================================================================
   Net expenses                                           38,114,620
====================================================================
Net investment income (loss)                              (8,846,063)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                 (220,824,992)
--------------------------------------------------------------------
  Foreign currencies                                        (506,780)
====================================================================
                                                        (221,331,772)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   52,823,026
--------------------------------------------------------------------
  Foreign currencies                                         156,913
====================================================================
                                                          52,979,939
====================================================================
Net gain (loss) from investment securities and
  foreign currencies                                    (168,351,833)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(177,197,896)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,846,063)   $    (8,288,201)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (221,331,772)      (324,500,383)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  52,979,939       (590,577,572)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (177,197,896)      (923,366,156)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (156,825,052)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --        (70,681,276)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --        (18,156,188)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (212,077,269)      (180,428,359)
-----------------------------------------------------------------------------------------------
  Class B                                                       (148,436,124)       (46,358,665)
-----------------------------------------------------------------------------------------------
  Class C                                                        (35,844,117)           589,170
-----------------------------------------------------------------------------------------------
  Class R                                                             49,318                 --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 80,835                 --
===============================================================================================
    Net increase (decrease) in net assets                       (573,425,253)    (1,395,226,526)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,182,250,296      3,577,476,822
===============================================================================================
  End of year                                                 $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,114,306,701    $ 2,516,881,207
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (168,216)          (160,057)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (575,399,958)      (351,577,431)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            70,086,516         17,106,577
===============================================================================================
                                                              $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund"), formerly AIM International Equity Fund, is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $749,026.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $310,657 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,948,484 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $3,866,362, $5,287,876, $1,467,969 and $36, respectively.

  AIM Distributors retained commissions of $117,107 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $665,153, $254 and $27,134 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $9,908 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $29,168 and reductions in custodian fees of $1,848 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $31,016.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $104,068,279 were on loan to brokers. The loans were secured by cash collateral of $107,456,573 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $1,719,970 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002         2001
Distributions paid from long-term
  capital gain                          $   --    $245,662,516
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   56,901,491
-------------------------------------------------------------
Temporary book/tax differences                       (168,216)
-------------------------------------------------------------
Capital loss carryforward                        (562,214,933)
-------------------------------------------------------------
Capital (par value and additional paid-in)      2,114,306,701
=============================================================
                                               $1,608,825,043
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(86,527).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
October 31, 2005                               $  4,400,190
-----------------------------------------------------------
October 31, 2006                                  4,587,222
-----------------------------------------------------------
October 31, 2008                                  5,435,313
-----------------------------------------------------------
October 31, 2009                                326,330,819
-----------------------------------------------------------
October 31, 2010                                221,461,389
===========================================================
                                               $562,214,933
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,433,412,579 and $1,742,490,226 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 172,369,970
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (115,381,952)
=============================================================
Net unrealized appreciation of investment
  securities                                    $  56,988,018
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,523,064,457.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of a net operating loss on October 31, 2002, undistributed net investment income was increased by $8,837,904, undistributed net realized gains decreased by $2,490,755 and paid in capital decreased by $6,347,149. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
Sold:
  Class A                                                      369,061,971*   $ 5,206,304,421*    175,580,029    $ 2,950,679,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,311,442         44,849,213       4,979,371         82,782,098
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       15,573,890        203,220,053      14,086,051        222,470,653
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                          3,845             49,318              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                             5,818             80,835              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --       7,606,981        146,967,008
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,458,005         64,111,410
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         924,281         17,145,423
================================================================================================================================
Issued in connection with acquisitions:****
  Class A                                                               --                 --       2,217,146         33,310,375
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       1,619,058         23,291,645
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         232,554          3,348,737
================================================================================================================================
Reacquired:
  Class A                                                     (380,070,713)    (5,418,381,690)   (195,871,662)    (3,311,385,365)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (14,343,166)*     (193,285,337)*   (13,584,017)      (216,543,818)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,116,304)      (239,064,170)    (15,412,641)      (242,375,643)
================================================================================================================================
                                                               (24,573,217)   $  (396,227,357)    (14,164,844)   $  (226,197,854)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Includes automatic conversion of 698,495 shares of Class B shares in the amount of $9,377,577 to 660,780 shares of Class A shares in the amount of $9,377,577.
**   Class R shares commenced sales on June 3, 2002.
***  Institutional shares commenced sales on March 15, 2002.
**** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 7, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    14.45        $    21.60        $    21.73        $    17.59        $    16.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.03)(a)         (0.01)             0.08(a)          (0.03)             0.05(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.73)            (5.66)             0.72              4.49              0.96
=================================================================================================================================
    Total from investment operations                (1.76)            (5.67)             0.80              4.46              1.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --                --                --             (0.11)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --             (1.48)            (0.93)            (0.21)               --
=================================================================================================================================
    Total distributions                                --             (1.48)            (0.93)            (0.32)            (0.06)
=================================================================================================================================
Net asset value, end of period                 $    12.69        $    14.45        $    21.60        $    21.73        $    17.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (12.18)%          (27.96)%            3.16%            25.73%             6.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,093,344        $1,404,269        $2,325,636        $2,058,419        $1,724,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.70%(c)          1.57%             1.44%             1.48%             1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.74%(c)          1.61%             1.48%             1.52%             1.49%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.21)%(c)        (0.04)%            0.30%            (0.14)%            0.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                77%               85%               87%               86%               78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,288,787,374.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.78        $  20.81        $  21.11        $  17.13         $  16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)        (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.74            4.36             0.95
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.63            4.19             0.86
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)              --
=================================================================================================================================
Net asset value, end of period                         $  12.02        $  13.78        $  20.81        $  21.11         $  17.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.77)%        (28.48)%          2.42%          24.72%            5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $401,288        $612,125        $997,843        $887,106         $744,987
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%            2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%            2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%          (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%              78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $528,787,574.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.79        $  20.82        $  21.13        $  17.14         $ 16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.73            4.37            0.96
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.62            4.20            0.87
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)             --
=================================================================================================================================
Net asset value, end of period                         $  12.03        $  13.79        $  20.82        $  21.13         $ 17.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.76)%        (28.47)%          2.37%          24.76%           5.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $114,070        $165,857        $253,998        $118,208         $58,579
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%           2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%           2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%         (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $146,796,937.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.27
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.56)
===========================================================================
    Total from investment operations                               (2.58)
===========================================================================
Net asset value, end of period                                   $ 12.69
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.90)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    49
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.89%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.93%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.40)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               77%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,496.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 15.09
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.03(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.39)
=================================================================================
    Total from investment operations                                  (2.36)
=================================================================================
Net asset value, end of period                                      $ 12.73
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (15.64)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $    74
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.16%(c)
---------------------------------------------------------------------------------
  Without fee waivers                                                  1.20%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.33%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  77%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $30,604.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-87.01%

AUSTRALIA-17.58%

Amcor Ltd. (Paper Packaging)                        414,400   $  2,157,628
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                           334,400      1,894,046
--------------------------------------------------------------------------
BHP Steel Ltd. (Steel)                               24,740         52,548
--------------------------------------------------------------------------
Boral Ltd. (Construction Materials)                 261,000        778,401
--------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)                 232,000        827,096
--------------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)                87,500      1,856,311
--------------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)              156,376      1,930,154
--------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                       759,200      1,650,598
--------------------------------------------------------------------------
St. George Bank Ltd. (Banks)                         81,700      1,013,545
--------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                       425,800      1,883,502
--------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)           96,900      1,487,461
--------------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                       178,500      1,444,962
==========================================================================
                                                                16,976,252
==========================================================================

BERMUDA-8.26%

Esprit Holdings Ltd. (Apparel Retail)             1,079,000      2,116,758
--------------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                         1,953,000      2,103,487
--------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                     1,406,000      1,577,436
--------------------------------------------------------------------------
People's Food Holdings Ltd. (Packaged Foods &
  Meats)                                            737,000        365,705
--------------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)                 1,385,000      1,065,514
--------------------------------------------------------------------------
Wah Sang Gas Holdings Ltd. (Gas Utilities)        6,828,000        744,167
==========================================================================
                                                                 7,973,067
==========================================================================

CAYMAN ISLANDS-3.39%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                        910,000      2,257,775
--------------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)
  (Acquired 03/21/01; Cost $113,601)(a)(b)          744,000        161,220
--------------------------------------------------------------------------
Xinao Gas Holdings Ltd. (Gas Utilities)(a)        3,400,000        854,463
==========================================================================
                                                                 3,273,458
==========================================================================

CHINA-2.53%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                        2,790,000      1,287,849
--------------------------------------------------------------------------
Travelsky Technology Ltd.-Class H
  (Diversified Commercial Services) (Acquired
  02/01/01-01/14/03; $427,718)(b)                   675,000        404,616
--------------------------------------------------------------------------
Tsingtao Brewery Co. Ltd.-Class H (Brewers)       1,146,000        749,399
==========================================================================
                                                                 2,441,864
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

HONG KONG-8.21%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                         109,000   $    602,368
--------------------------------------------------------------------------
China Pharmaceutical Enterprise and
  Investment Corp. Ltd. (Pharmaceuticals)         2,496,000        696,085
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                        20,600        540,132
--------------------------------------------------------------------------
Dah Sing Financial Group (Banks)                    284,400      1,298,189
--------------------------------------------------------------------------
Fountain Set (Holdings) Ltd. (Textiles)           3,654,000      2,483,148
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                         122,000        572,531
--------------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/29/02-08/09/02;
  Cost $1,077,163)(b)                             1,378,000      1,731,544
==========================================================================
                                                                 7,923,997
==========================================================================

INDIA-9.71%

Bajaj Auto Ltd. (Motorcycle Manufacturers)(a)        60,000        612,426
--------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                                  74,000      1,366,076
--------------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                          125,700      2,058,966
--------------------------------------------------------------------------
Hindustan Lever Ltd. (Household Products)           338,000      1,031,071
--------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                          31,769      1,873,545
--------------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)         170,960      2,438,673
==========================================================================
                                                                 9,380,757
==========================================================================

INDONESIA-0.06%

Lippo Bank (Banks)(a)                             1,181,296         61,274
==========================================================================

NETHERLANDS-2.28%

James Hardie Industries N.V. (Construction
  Materials)                                        534,600      2,197,296
==========================================================================

PHILIPPINES-1.15%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                      11,876,900      1,109,039
==========================================================================

SINGAPORE-7.80%

Keppel Corp. Ltd. (Industrial Conglomerates)        769,000      1,933,937
--------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                       1,800,000      1,816,798
--------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                   257,000      1,507,119
--------------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Equipment &
  Instruments)                                      273,000      2,278,271
==========================================================================
                                                                 7,536,125
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

SOUTH KOREA-11.40%

Cheil Communications Inc. (Advertising)(a)            8,740   $    759,218
--------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                    44,190      1,509,992
--------------------------------------------------------------------------
Hana Bank (Banks)                                    88,600        762,347
--------------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automobile
  Manufacturers)                                     22,400        529,337
--------------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Brewers)           46,289      1,010,011
--------------------------------------------------------------------------
Kookmin Bank (Banks)(a)                              44,300      1,243,829
--------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                   49,530      1,643,523
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)(a)                                 9,920      2,491,231
--------------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)(a)            8,900      1,062,577
==========================================================================
                                                                11,012,065
==========================================================================

TAIWAN-11.32%

Ambit Microsystems Corp. (Computer Storage &
  Peripherals)(a)                                   566,000      1,615,983
--------------------------------------------------------------------------
Compal Electronics Inc. (Computer Hardware)       1,915,000      2,066,112
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)              380,200      1,189,148
--------------------------------------------------------------------------
MediaTeK Inc. (Semiconductors)(a)                   216,000      1,766,427
--------------------------------------------------------------------------
Nien Made Enterprise Co., Ltd. (Consumer
  Electronics)(a)                                   514,520      1,085,143
--------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)            570,050        997,792
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                             1,609,544      2,207,638
==========================================================================
                                                                10,928,243
==========================================================================

THAILAND-3.32%

Advanced Info Service PCL (Wireless
  Telecommunication Services)                     1,190,000      1,251,607
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
THAILAND-(CONTINUED)

Delta Electronics (Thailand) PCL (Electronic
  Equipment & Instruments) (Acquired
  01/07/02; Cost $792,056)(b)(c)                  1,102,000   $    734,066
--------------------------------------------------------------------------
Land and Houses PCL (Homebuilding)                3,630,000        653,290
--------------------------------------------------------------------------
Siam Cement PCL (The) (Construction
  Materials)(a)                                     190,000        563,983
==========================================================================
                                                                 3,202,946
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $75,302,036)                              84,016,383
==========================================================================

MONEY MARKET FUNDS-8.97%

STIC Liquid Assets Portfolio(d)                   4,329,440      4,329,440
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                           4,329,440      4,329,440
==========================================================================
    Total Money Market Funds (Cost
      $8,658,880)                                                8,658,880
==========================================================================
TOTAL INVESTMENTS-95.98% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $83,960,916)                    92,675,263
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.10%

STIC Liquid Assets Portfolio(d)(e)                4,393,989      4,393,989
--------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                        4,393,988      4,393,988
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $8,787,977)                                          8,787,977
==========================================================================
TOTAL INVESTMENTS-105.08% (Cost $92,748,893)                   101,463,240
==========================================================================
OTHER ASSETS LESS LIABILITIES-(5.08%)                           (4,903,238)
==========================================================================
NET ASSETS-100.00%                                            $ 96,560,002
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 04/30/03 was $3,031,446, which represented 3.14% of the Fund's net assets. These securities are not considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $92,748,893)*                                $101,463,240
-----------------------------------------------------------
Foreign currencies, at value (cost
  $1,008,831)                                     1,005,167
-----------------------------------------------------------
Receivables for:
  Investments sold                                  743,465
-----------------------------------------------------------
  Capital stock sold                              4,749,700
-----------------------------------------------------------
  Dividends                                         226,907
-----------------------------------------------------------
Investment for deferred compensation plan            21,858
-----------------------------------------------------------
Other assets                                         42,922
===========================================================
     Total assets                               108,253,259
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             797,590
-----------------------------------------------------------
  Capital stock reacquired                        1,818,572
-----------------------------------------------------------
  Deferred compensation plan                         21,858
-----------------------------------------------------------
  Collateral upon return of securities
     loaned                                       8,787,977
-----------------------------------------------------------
Accrued distribution fees                            65,239
-----------------------------------------------------------
Accrued directors' fees                                 700
-----------------------------------------------------------
Accrued transfer agent fees                         102,901
-----------------------------------------------------------
Accrued operating expenses                           98,420
===========================================================
     Total liabilities                           11,693,257
===========================================================
Net assets applicable to shares outstanding    $ 96,560,002
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)     $173,924,695
-----------------------------------------------------------
Undistributed net investment income (loss)          (14,158)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (86,063,096)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               8,712,561
===========================================================
                                               $ 96,560,002
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $ 74,643,898
___________________________________________________________
===========================================================
Class B                                        $ 17,161,024
___________________________________________________________
===========================================================
Class C                                        $  4,755,080
___________________________________________________________
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     8,819,953
___________________________________________________________
===========================================================
Class B:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                     2,097,335
___________________________________________________________
===========================================================
Class C:
  Authorized                                    240,000,000
-----------------------------------------------------------
  Outstanding                                       583,109
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.46
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.46 divided by
       94.50%)                                 $       8.95
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.15
___________________________________________________________
===========================================================

* At April 30, 2003, securities with an aggregate market value of $8,325,656 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $60,194)           $1,076,716
--------------------------------------------------------------------------
Dividends from affiliated money market funds                        37,816
--------------------------------------------------------------------------
Interest                                                             4,952
--------------------------------------------------------------------------
Security lending income                                              5,424
==========================================================================
     Total investment income                                     1,124,908
==========================================================================


EXPENSES:

Advisory fees                                                      435,847
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      90,303
--------------------------------------------------------------------------
Distribution fees -- Class A                                       117,894
--------------------------------------------------------------------------
Distribution fees -- Class B                                        93,546
--------------------------------------------------------------------------
Distribution fees -- Class C                                        28,401
--------------------------------------------------------------------------
Transfer agent fees                                                345,203
--------------------------------------------------------------------------
Directors' fees                                                      4,243
--------------------------------------------------------------------------
Other                                                              129,213
==========================================================================
     Total expenses                                              1,269,445
==========================================================================
Less: Fees waived and expenses paid indirectly                    (156,571)
==========================================================================
     Net expenses                                                1,112,874
==========================================================================
Net investment income                                               12,034
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                           (879,505)
--------------------------------------------------------------------------
  Foreign currencies                                               (24,615)
==========================================================================
                                                                  (904,120)
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          2,815,597
--------------------------------------------------------------------------
  Foreign currencies                                                23,516
==========================================================================
                                                                 2,839,113
==========================================================================
Net gain from investment securities and foreign currencies       1,934,993
==========================================================================
Net increase in net assets resulting from operations            $1,947,027
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     12,034    $   (644,688)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (904,120)     (1,874,392)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            2,839,113       6,142,476
==========================================================================================
    Net increase in net assets resulting from operations         1,947,027       3,623,396
==========================================================================================
Share transactions-net:
  Class A                                                       10,078,141      (1,562,080)
------------------------------------------------------------------------------------------
  Class B                                                       (2,645,723)     (5,905,946)
------------------------------------------------------------------------------------------
  Class C                                                       (1,560,540)        686,025
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          5,871,878      (6,782,001)
==========================================================================================
    Net increase (decrease) in net assets                        7,818,905      (3,158,605)
==========================================================================================

NET ASSETS:

  Beginning of period                                           88,741,097      91,899,702
==========================================================================================
  End of period                                               $ 96,560,002    $ 88,741,097
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.25%. Voluntary expense limitations may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the limit, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $155,836.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $200,518 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares

(collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $117,894, $93,546, and $28,401, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $0 in front-end sales commissions from the sale of Class A shares and $69,163, $0 and $2,985 for Class A, Class B shares and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,241 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $735 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $735.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each director who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $8,325,656 were on loan to brokers. The loans were secured by cash collateral of $8,787,977 received by the Fund and invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $5,424 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2005                              $54,943,768
----------------------------------------------------------
October 31, 2009                               27,317,937
----------------------------------------------------------
October 31, 2010                                1,617,552
==========================================================
Total capital loss carryforward               $83,879,257
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $26,689,265 and $28,014,420, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities      $12,840,574
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (5,103,810)
===========================================================================
Net unrealized appreciation of investment securities            $ 7,736,764
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $93,726,476.


NOTE 9--CAPITAL STOCK

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in capital stock outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 31, 2003                 OCTOBER 31, 2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      24,736,984    $ 211,132,523     36,470,984    $ 349,896,882
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         820,878        6,773,895      2,963,386       28,352,153
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,762,802       39,429,407     10,574,444       98,792,151
==========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                          88,314          759,047        369,580        3,681,223
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (91,521)        (759,047)      (381,540)      (3,681,223)
==========================================================================================================================
Reacquired:
  Class A                                                     (23,366,270)    (201,813,429)   (36,664,943)    (355,140,185)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,039,404)      (8,660,571)    (3,215,765)     (30,576,876)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,909,034)     (40,989,947)   (10,405,450)     (98,106,126)
==========================================================================================================================
                                                                1,002,749    $   5,871,878       (289,304)   $  (6,782,001)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                SIX MONTHS                                                       (DATE OPERATIONS
                                                  ENDED                     YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                APRIL 30,        --------------------------------------------      OCTOBER 31,
                                                   2003            2002        2001        2000        1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  8.53         $  8.59     $ 10.70     $ 10.76     $  7.69          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      0.01           (0.04)(a)   (0.01)(a)   (0.07)(a)   (0.03)(a)         0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.08)          (0.02)      (2.06)       0.01        3.14            (2.36)
=================================================================================================================================
    Total from investment operations               (0.07)          (0.06)      (2.07)      (0.06)       3.11            (2.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                --              --          --          --       (0.04)              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --              --       (0.04)         --          --               --
=================================================================================================================================
Net asset value, end of period                   $  8.46         $  8.53     $  8.59     $ 10.70     $ 10.76          $  7.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (0.82)%         (0.70)%    (19.46)%     (0.56)%     40.66%          (23.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $74,644         $62,806     $61,729     $93,755     $25,420          $ 7,716
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  2.25%(c)        2.25%       2.02%       1.92%       1.92%            1.92%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               2.59%(c)        2.49%       2.37%       2.06%       2.72%            4.88%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                0.20%(c)       (0.41)%     (0.06)%     (0.57)%     (0.50)%           0.70%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                            32%            114%         73%         64%        142%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratio are annualized and based on average daily net assets of $67,926,280.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                        -----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                        SIX MONTHS                                                               (DATE OPERATIONS
                                          ENDED                       YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                        APRIL 30,        -------------------------------------------------         OCTOBER 31,
                                           2003           2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  8.27         $  8.38       $ 10.50       $ 10.65       $  7.63            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.02)          (0.10)(a)     (0.07)(a)     (0.17)(a)     (0.13)(a)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         (0.07)          (0.01)        (2.01)         0.02          3.16             (2.36)
=================================================================================================================================
    Total from investment operations       (0.09)          (0.11)        (2.08)        (0.15)         3.03             (2.37)
=================================================================================================================================
Less distributions:
  Dividends from net investment income        --              --            --            --         (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                     --              --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period           $  8.18         $  8.27       $  8.38       $ 10.50       $ 10.65            $ 7.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            (1.09)%         (1.31)%      (19.92)%       (1.41)%       39.76%           (23.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $17,161         $19,916       $25,479       $39,852       $12,070            $3,030
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                          2.90%(c)        2.90%         2.67%         2.67%         2.79%             2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                       3.24%(c)        3.14%         3.02%         2.76%         3.59%             5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                    (0.45)%(c)      (1.06)%       (0.72)%       (1.32)%       (1.37)%           (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    32%            114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $18,864,273.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                               SIX MONTHS                                                        (DATE OPERATIONS
                                                 ENDED                    YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                               APRIL 30,        -------------------------------------------        OCTOBER 31,
                                                  2003           2002        2001         2000        1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 8.25         $ 8.37      $ 10.49      $10.63      $ 7.61          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.02)         (0.10)(a)    (0.07)(a)   (0.17)(a)   (0.13)(a)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.08)         (0.02)       (2.01)       0.03        3.16            (2.38)
=================================================================================================================================
    Total from investment operations              (0.10)         (0.12)       (2.08)      (0.14)       3.03            (2.39)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --             --           --          --       (0.01)              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --             --        (0.04)         --          --               --
=================================================================================================================================
Net asset value, end of period                   $ 8.15         $ 8.25      $  8.37      $10.49      $10.63          $  7.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   (1.21)%        (1.43)%     (19.94)%     (1.32)%     39.86%          (23.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $4,755         $6,019      $ 4,692      $6,797      $5,008          $   686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.90%(c)       2.90%        2.67%       2.67%       2.79%            2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              3.24%(c)       3.14%        3.02%       2.76%       3.59%            5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.45)%(c)     (1.06)%      (0.72)%     (1.32)%     (1.37)%          (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                           32%           114%          73%         64%        142%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $5,727,217.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-90.34%

BELGIUM-2.84%

Colruyt N.V. (Food Retail)                         86,400   $  5,656,155
------------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                    201,334      6,573,257
========================================================================
                                                              12,229,412
========================================================================

BERMUDA-2.05%

Willis Group Holdings Ltd. (Insurance
  Brokers)                                        282,600      8,814,294
========================================================================

CZECH REPUBLIC-0.78%

Komercni Banka A.S. (Banks)                        47,870      3,343,031
========================================================================

DENMARK-0.52%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        61,600      2,233,933
========================================================================

FRANCE-6.74%

Autoroutes du Sud de la France (Highways &
  Railtracks)(a)                                   90,000      2,465,410
------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     48,533      2,469,589
------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)           28,400      1,143,780
------------------------------------------------------------------------
Pernod-Ricard S.A. (Distillers & Vintners)         46,425      4,082,548
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   42,905      2,011,949
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           75,250      4,497,124
------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)                  61,369      8,062,460
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            65,000      4,240,674
========================================================================
                                                              28,973,534
========================================================================

GERMANY-7.59%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)                                    42,875      3,696,061
------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      87,400      4,311,492
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                 126,940      2,275,164
------------------------------------------------------------------------
Deutsche Boerse A.G. (Diversified Financial
  Services)                                       122,000      5,729,144
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        5,730      2,114,215
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)         119,000     11,447,957
------------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)          58,400      3,062,431
========================================================================
                                                              32,636,464
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

GREECE-1.90%

Coca-Cola Hellenic Bottling Co. S.A. (Soft
  Drinks)                                          74,000      1,083,886
------------------------------------------------------------------------
Cosmote Mobile Communications S.A. (Wireless
  Telecommunication Services)                     184,700   $  1,916,442
------------------------------------------------------------------------
Vodafone Panafon S.A. (Wireless
  Telecommunication Services)                     812,700      5,161,302
========================================================================
                                                               8,161,630
========================================================================

HUNGARY-2.16%

Gedeon Richter Rt. (Pharmaceuticals)(a)            62,600      4,544,465
------------------------------------------------------------------------
OTP Bank Rt. (Banks)                              439,900      4,720,343
========================================================================
                                                               9,264,808
========================================================================

IRELAND-11.04%

Anglo Irish Bank Corp. PLC (Banks)              2,008,250     15,134,160
------------------------------------------------------------------------
Bank of Ireland (Banks)                           425,300      5,207,031
------------------------------------------------------------------------
DCC PLC (Industrial Conglomerates)                333,000      4,132,833
------------------------------------------------------------------------
Fyffes PLC (Food Distributors)                  2,377,100      3,694,391
------------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(b)                              1,975,680      7,775,707
------------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)            431,600      3,498,647
------------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                                 182,500      1,444,697
------------------------------------------------------------------------
Kerry Group PLC-Class A (Packaged Foods &
  Meats)                                           85,000      1,259,260
------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            134,100      5,319,747
========================================================================
                                                              47,466,473
========================================================================

ISRAEL-0.85%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             54,000      2,471,040
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                25,000      1,167,500
========================================================================
                                                               3,638,540
========================================================================

ITALY-8.57%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                         420,000      5,715,056
------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)(a)                                    131,300      4,536,322
------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 593,214      8,469,991
------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     779,600      9,501,211
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ITALY-(CONTINUED)

Saeco International Group S.p.A. (Household
  Appliances)(a)                                1,228,400   $  4,711,016
------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)                888,900      3,896,006
========================================================================
                                                              36,829,602
========================================================================

NETHERLANDS-1.38%

Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunications Services)(a)                 687,000      4,578,083
------------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)         28,900      1,337,762
========================================================================
                                                               5,915,845
========================================================================

NORWAY-0.97%

Ekornes A.S.A. (Home Furnishings)                 310,400      4,169,658
========================================================================

PORTUGAL-0.41%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)                    247,700      1,775,271
========================================================================

RUSSIA-1.11%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                    120,200      4,791,172
========================================================================

SPAIN-11.39%

Altadis, S.A. (Tobacco)                           214,300      5,534,964
------------------------------------------------------------------------
Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                    631,950      3,165,493
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                144,600      7,023,260
------------------------------------------------------------------------
Compania de Distribucion Integral Logista,
  S.A. (Publishing)                               131,900      2,949,548
------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      648,000      6,086,042
------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired
  06/25/02-04/23/03; Cost $2,316,349)(c)          358,400      2,600,718
------------------------------------------------------------------------
Gamesa Corporacion Tecnologica, S.A.
  (Electric Utilities)(a)                         170,000      3,491,714
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    170,230      3,258,521
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    407,900     10,845,416
------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                          224,000      2,016,158
------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)           136,500      1,991,699
========================================================================
                                                              48,963,533
========================================================================

SWEDEN-1.98%

Axfood A.B. (Food Retail)                         116,100      2,178,744
------------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                   248,100      2,708,316
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                      488,350      3,623,841
========================================================================
                                                               8,510,901
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SWITZERLAND-2.49%

Actelion Ltd. (Biotechnology)(a)                   35,000   $  2,244,683
------------------------------------------------------------------------
Centerpulse A.G. (Health Care Equipment)(a)        22,800      4,992,025
------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care
  Equipment)(a)                                     2,023      1,277,260
------------------------------------------------------------------------
UBS A.G. (Banks)                                   46,400      2,204,874
========================================================================
                                                              10,718,842
========================================================================

UNITED KINGDOM-25.57%

Barratt Developments PLC (Homebuilding)           273,000      1,825,653
------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)       187,100      1,348,490
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                  1,158,900      5,895,930
------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    2,202,200      5,857,303
------------------------------------------------------------------------
Cranswick PLC (Packaged Foods & Meats)            138,000        996,818
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 627,450      6,153,453
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              646,120      4,512,699
------------------------------------------------------------------------
ICAP PLC (Diversified Financial Services)         331,200      5,152,915
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              432,030      7,236,688
------------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                        567,700      5,179,527
------------------------------------------------------------------------
Johnston Press PLC (Publishing)                   813,100      4,884,647
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       286,300      4,832,291
------------------------------------------------------------------------
New Look Group PLC (Apparel Retail)               287,125      1,125,985
------------------------------------------------------------------------
Next PLC (Department Stores)                      237,300      3,581,945
------------------------------------------------------------------------
Northern Rock PLC (Banks)                         105,500      1,207,651
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        289,165      5,105,019
------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                       708,700      2,120,232
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          215,000      5,644,511
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            573,000      3,685,190
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         790,150      5,274,547
------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,307,100      4,140,505
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      297,750      5,335,180
------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        530,100      3,879,544
------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)             567,600      5,584,660
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   3,001,300      5,930,013
------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                       1,145,550      3,418,001
========================================================================
                                                             109,909,397
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $322,177,552)                          388,346,340
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-12.42%

STIC Liquid Assets Portfolio(d)                26,706,013   $ 26,706,013
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        26,706,013     26,706,013
========================================================================
    Total Money Market Funds (Cost
      $53,412,026)                                            53,412,026
========================================================================
TOTAL INVESTMENTS-102.76% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $375,589,578)                441,758,366
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.96%

STIC Liquid Assets Portfolio(d)(e)             55,715,550   $ 55,715,550
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $55,715,550)                                      55,715,550
========================================================================
TOTAL INVESTMENTS-115.72% (Cost $431,305,128)                497,473,916
========================================================================
OTHER ASSETS LESS LIABILITIES-(15.72%)                       (67,585,462)
========================================================================
NET ASSETS-100.00%                                          $429,888,454
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 04/30/03 represented 0.60% of the Fund's net assets. This security is not considered to be illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $431,305,128)*                                $497,473,916
------------------------------------------------------------
Foreign currencies, at value (cost
  $1,829,695)                                      1,856,341
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,278,179
------------------------------------------------------------
  Capital stock sold                               5,431,698
------------------------------------------------------------
  Dividends and interest                           1,499,444
------------------------------------------------------------
Investment for deferred compensation plan             27,037
------------------------------------------------------------
Other assets                                          35,288
============================================================
    Total assets                                 507,601,903
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,520,830
------------------------------------------------------------
  Capital stock reacquired                        11,810,857
------------------------------------------------------------
  Deferred compensation plan                          27,037
------------------------------------------------------------
  Collateral upon return of securities loaned     55,715,550
------------------------------------------------------------
Accrued distribution fees                            291,263
------------------------------------------------------------
Accrued directors' fees                                  958
------------------------------------------------------------
Accrued transfer agent fees                          275,243
------------------------------------------------------------
Accrued operating expenses                            71,711
============================================================
    Total liabilities                             77,713,449
============================================================
Net assets applicable to shares outstanding     $429,888,454
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)      $544,546,979
------------------------------------------------------------
Undistributed net investment income (loss)        (1,536,608)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (179,286,079)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               66,164,162
============================================================
                                                $429,888,454
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $308,218,392
____________________________________________________________
============================================================
Class B                                         $ 93,247,529
____________________________________________________________
============================================================
Class C                                         $ 28,019,839
____________________________________________________________
============================================================
Class R                                         $    402,694
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     18,865,083
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      5,923,963
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      1,779,381
____________________________________________________________
============================================================
Class R:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                         24,686
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      16.34
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.34 divided by
      94.50%)                                   $      17.29
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $      15.74
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $      15.75
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                       $      16.31
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $53,007,304 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $309,119)        $  2,663,324
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       155,712
--------------------------------------------------------------------------
Security lending income                                             55,861
==========================================================================
    Total investment income                                      2,874,897
==========================================================================

EXPENSES:

Advisory fees                                                    1,841,124
--------------------------------------------------------------------------
Administrative services fees                                        57,431
--------------------------------------------------------------------------
Custodian fees                                                     223,796
--------------------------------------------------------------------------
Distribution fees -- Class A                                       472,671
--------------------------------------------------------------------------
Distribution fees -- Class B                                       457,360
--------------------------------------------------------------------------
Distribution fees -- Class C                                       129,660
--------------------------------------------------------------------------
Distribution fees -- Class R                                           258
--------------------------------------------------------------------------
Transfer agent fees                                              1,036,159
--------------------------------------------------------------------------
Directors' fees                                                      4,924
--------------------------------------------------------------------------
Other                                                              156,239
==========================================================================
    Total expenses                                               4,379,622
==========================================================================
Less: Fees waived and expenses paid indirectly                      (4,965)
==========================================================================
    Net expenses                                                 4,374,657
==========================================================================
Net investment income (loss)                                    (1,499,760)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (15,514,074)
--------------------------------------------------------------------------
  Foreign currencies                                               528,488
==========================================================================
                                                               (14,985,586)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         36,531,351
--------------------------------------------------------------------------
  Foreign currencies                                               (59,265)
==========================================================================
                                                                36,472,086
==========================================================================
Net gain from investment securities and foreign currencies      21,486,500
==========================================================================
Net increase in net assets resulting from operations          $ 19,986,740
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,499,760)   $  (2,138,702)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (14,985,586)     (58,034,155)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            36,472,086       53,982,841
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  19,986,740       (6,190,016)
============================================================================================
Share transactions-net:
  Class A                                                         9,349,681      125,417,383
--------------------------------------------------------------------------------------------
  Class B                                                        (7,896,786)      (2,223,760)
--------------------------------------------------------------------------------------------
  Class C                                                          (513,781)      (4,011,667)
--------------------------------------------------------------------------------------------
  Class R                                                           375,042           16,969
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                 1,314,156      119,198,925
============================================================================================
    Net increase in net assets                                   21,300,896      113,008,909
============================================================================================

NET ASSETS:

  Beginning of period                                           408,587,558      295,578,649
============================================================================================
  End of period                                               $ 429,888,454    $ 408,587,558
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $2,085.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $57,431 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $556,842 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $472,671, $457,360, $129,660 and $258, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $26,311 in front-end sales commissions from the sale of Class A shares and $93,666, $52 and $1,868 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,579 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,880 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,880.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each director who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $53,007,304 were on loan to brokers. The loans were secured by cash collateral of $55,715,550 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $55,861 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2007                              $  1,620,590
----------------------------------------------------------
October 31, 2009                               102,524,677
----------------------------------------------------------
October 31, 2010                                58,633,126
==========================================================
Total capital loss carryforward               $162,778,393
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $154,786,463 and $164,905,464, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $67,853,103
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,263,697)
===========================================================
Net unrealized appreciation of investment
  securities                                    $65,589,406
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $431,884,510.

NOTE 9--CAPITAL STOCK

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in capital stock outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2003                 OCTOBER 31, 2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      43,111,136    $ 661,526,325     37,092,178    $ 609,947,178
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         404,665        6,003,606        889,627       14,708,041
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,561,643       38,084,908      2,584,399       41,058,289
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        230,171        3,511,338            992           17,020
==========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                              --               --      9,495,949      145,720,423
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        867,993       12,890,199
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        104,957        1,559,763
==========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         102,356        1,577,918        130,942        2,186,186
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (106,058)      (1,577,918)      (137,878)      (2,186,186)
==========================================================================================================================
Reacquired:
  Class A                                                     (42,542,762)    (653,754,562)   (38,067,728)    (632,436,404)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (837,275)     (12,322,474)    (1,710,546)     (27,635,814)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,593,205)     (38,598,689)    (2,905,211)     (46,629,719)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                       (206,474)      (3,136,296)            (3)             (51)
==========================================================================================================================
                                                                  124,197    $   1,314,156      8,345,671    $ 119,198,925
__________________________________________________________________________________________________________________________
==========================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** As of the close of business on September 20, 2002, the Fund acquired all the net assets of AIM Euroland Growth Fund pursuant to a plan of reorganization approved by AIM Euroland Growth Fund shareholders on September 4, 2002. The acquisition was accomplished by a tax-free exchange of 10,468,899 shares of the Fund for 22,408,695 shares of AIM Euroland Growth Fund outstanding as of the close of business on September 20, 2002. AIM Euroland Growth Fund's net assets at that date of $160,170,385 including ($26,495,326) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $244,433,808.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                        SIX MONTHS                                                                 (DATE SALES
                                          ENDED                         YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                        APRIL 30,        ----------------------------------------------------      OCTOBER 31,
                                           2003            2002           2001           2000          1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  15.60        $  16.52       $  23.59       $  16.42       $ 12.96        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.04)(a)       (0.07)(a)      (0.06)(a)      (0.21)(a)     (0.11)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.78           (0.85)         (7.01)          7.38          3.58           3.04
=================================================================================================================================
    Total from investment operations         0.74           (0.92)         (7.07)          7.17          3.47           2.96
=================================================================================================================================
Less dividends from net investment
  income                                       --              --             --             --         (0.01)            --
=================================================================================================================================
Net asset value, end of period           $  16.34        $  15.60       $  16.52       $  23.59       $ 16.42        $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              4.74%          (5.57)%       (29.97)%        43.67%        26.81%         29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $308,218        $283,812       $157,651       $273,605       $99,148        $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     2.06%(c)        1.93%          1.83%          1.69%         1.88%          1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.58)%(c)      (0.42)%        (0.32)%        (0.82)%       (0.69)%        (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%             94%            99%           112%          122%            93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $272,336,302.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                         SIX MONTHS                                                                (DATE SALES
                                           ENDED                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                         APRIL 30,        ---------------------------------------------------      OCTOBER 31,
                                            2003           2002           2001           2000          1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 15.08         $ 16.07       $  23.11       $  16.20       $ 12.87        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.09)(a)       (0.18)(a)      (0.19)(a)      (0.38)(a)     (0.22)         (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.75           (0.81)         (6.85)          7.29          3.55           3.05
=================================================================================================================================
    Total from investment operations         0.66           (0.99)         (7.04)          6.91          3.33           2.87
=================================================================================================================================
Net asset value, end of period            $ 15.74         $ 15.08       $  16.07       $  23.11       $ 16.20        $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              4.38%          (6.16)%       (30.46)%        42.65%        25.87%         28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $93,248         $97,436       $105,324       $169,614       $67,074        $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      2.71%(c)        2.58%          2.50%          2.39%         2.63%          2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.23)%(c)      (1.07)%        (0.98)%        (1.52)%       (1.44)%        (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%             94%            99%           112%          122%            93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $92,229,998.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                          SIX MONTHS                                                              (DATE SALES
                                            ENDED                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                          APRIL 30,        -------------------------------------------------      OCTOBER 31,
                                             2003           2002          2001          2000          1999            1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 15.09         $ 16.09       $ 23.13       $ 16.21       $ 12.88        $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.09)(a)       (0.18)(a)     (0.19)(a)     (0.38)(a)     (0.23)         (0.18)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.75           (0.82)        (6.85)         7.30          3.56           3.06
================================================================================================================================
    Total from investment operations          0.66           (1.00)        (7.04)         6.92          3.33           2.88
================================================================================================================================
Net asset value, end of period             $ 15.75         $ 15.09       $ 16.09       $ 23.13       $ 16.21        $ 12.88
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                               4.37%          (6.22)%      (30.44)%       42.69%        25.85%         28.80%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $28,020         $27,323       $32,604       $54,164       $11,938        $ 9,639
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets       2.71%(c)        2.58%         2.50%         2.39%         2.63%          2.72%(d)(e)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.23)%(c)      (1.07)%       (0.98)%       (1.52)%       (1.44)%        (1.32)%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(f)                      42%             94%           99%          112%          122%            93%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,146,815.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $15.59            $ 18.35
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)          (0.04)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.78              (2.72)
============================================================================================
    Total from investment operations                              0.72              (2.76)
============================================================================================
Net asset value, end of period                                  $16.31            $ 15.59
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   4.62%            (15.04)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  403            $    15
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           2.21%(c)           2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.73)%(c)         (0.57)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          42%                94%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $104,183.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT

The Board of Directors of INVESCO Global & International Funds, Inc. ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO European Fund ("Selling Fund"), a series of Seller, would transfer all of its assets to AIM European Growth Fund ("Buying Fund"), a series of AIM International Funds, Inc. ("the Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

  The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

  Effective on or about October 1, 2003, it is anticipated that Selling Fund will be closed to new investors.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-61.59%

AUSTRALIA-2.10%

Boral Ltd. (Construction Materials)            1,628,800         $   4,857,697
---------------------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)            257,600             5,464,980
---------------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial
  Conglomerates)                                 378,900             5,816,295
=================================================================================
                                                                    16,138,972
=================================================================================

AUSTRIA-0.70%

Erste Bank der Oesterreichischen
  Sparhassen A.G. (Banks)                         67,500             5,350,947
=================================================================================

BERMUDA-3.26%

Esprit Holdings Ltd. (Apparel Retail)          2,682,000             5,261,487
---------------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                  3,464,000             3,886,371
---------------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                       508,600            15,863,234
=================================================================================
                                                                    25,011,092
=================================================================================

CANADA-1.28%

Onex Corp. (Electronic Equipment &
  Instruments)                                   727,700             7,512,528
---------------------------------------------------------------------------------
Power Financial Corp. (Diversified
  Financial Services)                             79,700             2,293,265
=================================================================================
                                                                     9,805,793
=================================================================================

CROATIA-0.28%

Pliva D.D.-GDR (Pharmaceuticals)
  (Acquired 11/14/02; Cost
  $2,064,550)(b)(c)                              157,000             2,137,696
=================================================================================

FRANCE-2.02%

Autoroutes du Sud de la France (Highways
  & Railtracks)(a)                               207,200             5,675,923
---------------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)          70,050             2,821,191
---------------------------------------------------------------------------------
Pernod-Ricard S.A. (Distillers &
  Vintners)                                       21,100             1,855,504
---------------------------------------------------------------------------------
SEB S.A. (Household Appliances)                   54,900             5,156,230
=================================================================================
                                                                    15,508,848
=================================================================================

GERMANY-2.84%

Adidas-Salomon A.G. (Apparel,
  Accessories & Luxury Goods)                     80,830             6,967,991
---------------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                245,340             4,397,264
---------------------------------------------------------------------------------
Deutsche Boerse A.G. (Diversified
  Financial Services)                             89,310             4,194,015
---------------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile
  Manufacturers)                                   6,780             2,501,637
---------------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport
  (Footwear)                                      38,700             3,722,991
=================================================================================
                                                                    21,783,898
=================================================================================

GREECE-1.28%

Coca-Cola Hellenic Bottling Co. S.A.
  (Soft Drinks)                                  273,000             3,998,661
---------------------------------------------------------------------------------

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------
GREECE-(CONTINUED)

Cosmote Mobile Communications S.A.
  (Wireless Telecommunication Services)          561,950         $   5,830,775
=================================================================================
                                                                     9,829,436
=================================================================================

HUNGARY-0.90%

OTP Bank Rt. (Banks)                             642,600             6,895,413
=================================================================================

INDIA-2.00%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                              274,400             5,186,160
---------------------------------------------------------------------------------
Ranbaxy Laboratories Ltd.
  (Pharmaceuticals)                              711,200            10,144,970
=================================================================================
                                                                    15,331,130
=================================================================================

IRELAND-5.77%

Anglo Irish Bank Corp. PLC (Banks)             4,112,100            30,988,761
---------------------------------------------------------------------------------
Kerry Group PLC-Class A (Packaged Foods
  & Meats)                                       386,600             5,727,411
---------------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)           190,800             7,569,036
=================================================================================
                                                                    44,285,208
=================================================================================

ISRAEL-1.68%

Check Point Software Technologies Ltd.
  (Systems Software)(a)                           92,800             1,459,744
---------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                           249,660            11,424,442
=================================================================================
                                                                    12,884,186
=================================================================================

ITALY-1.78%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                        712,600             9,696,546
---------------------------------------------------------------------------------
Saipem S.p.A. (Oil & Gas Drilling)               570,300             3,985,328
=================================================================================
                                                                    13,681,874
=================================================================================

JAPAN-3.89%

Alps Electric Co., Ltd. (Electronic
  Equipment & Instruments)                       476,000             5,152,980
---------------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                144,400             5,927,342
---------------------------------------------------------------------------------
Funai Electric Co., Ltd. (Electronic
  Components & Equipment)                         34,800             3,512,638
---------------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                   122,000             6,454,809
---------------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)                                     344,000             4,340,329
---------------------------------------------------------------------------------
Trend Micro Inc. (Application
  Software)(a)                                   367,100             4,477,394
=================================================================================
                                                                    29,865,492
=================================================================================

MEXICO-3.41%

Alfa S.A.-Class A (Industrial
  Conglomerates)                               1,970,100             3,368,431
---------------------------------------------------------------------------------

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------
MEXICO-(CONTINUED)

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)          237,600         $   3,984,552
---------------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/21/04 (Construction Materials)(a)            16,212                26,779
---------------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de
  C.V.- Class B (Banks)(a)                     9,872,200             8,607,939
---------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series
  L-ADR (Integrated Telecommunications
  Services)                                      102,100             3,084,441
---------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                 2,792,100             7,126,798
=================================================================================
                                                                    26,198,940
=================================================================================

NETHERLANDS-1.36%

Euronext N.V. (Diversified Financial
  Services)                                      153,600             3,400,455
---------------------------------------------------------------------------------
IHC Caland N.V. (Oil & Gas Equipment &
  Services)(a)                                    43,000             2,223,621
---------------------------------------------------------------------------------
James Hardie Industries N.V.
  (Construction Materials)                     1,177,300             4,838,901
=================================================================================
                                                                    10,462,977
=================================================================================

NORWAY-0.41%

TGS Nopec Geophysical Co. A.S.A. (Oil &
  Gas Equipment & Services)(a)                   318,750             3,188,593
=================================================================================

RUSSIA-1.38%

AO VimpelCom-ADR (Wireless
  Telecommunication Services)(a)                 267,090            10,646,207
=================================================================================

SINGAPORE-0.73%

Venture Corp. Ltd. (Electronic Equipment
  & Instruments)                                 673,000             5,616,397
=================================================================================

SOUTH KOREA-3.06%

Kookmin Bank (Banks)(a)                          240,480             6,752,053
---------------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)               208,000             6,901,935
---------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Electronic Equipment &
  Instruments)(a)                                 25,800             6,479,210
---------------------------------------------------------------------------------
Shinsegae Co., Ltd. (Department
  Stores)(a)                                      28,200             3,366,818
=================================================================================
                                                                    23,500,016
=================================================================================

SPAIN-5.43%

Amadeus Global Travel Distribution
  S.A.-Class A (Data Processing
  Services)                                    1,225,275             6,137,510
---------------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                     459,000             4,310,946
---------------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                   341,253             6,532,221
---------------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                   755,900            20,098,185
---------------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts &
  Cruise Lines)                                  514,100             4,627,262
=================================================================================
                                                                    41,706,124
=================================================================================

SWEDEN-0.71%

Swedish Match A.B. (Tobacco)                     733,200             5,440,770
=================================================================================

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------

SWITZERLAND-2.46%

Actelion Ltd. (Biotechnology)(a)                  25,200         $   1,616,172
---------------------------------------------------------------------------------
Centerpulse A.G. (Health Care
  Equipment)(a)                                   30,608             6,701,574
---------------------------------------------------------------------------------
Geberit International A.G. (Building
  Products)(a)                                    16,030             5,054,505
---------------------------------------------------------------------------------
Nobel Biocare Holding A.G. (Heath Care
  Equipment)                                      67,400             3,732,831
---------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care
  Equipment)(a)                                    2,788             1,760,257
=================================================================================
                                                                    18,865,339
=================================================================================

TAIWAN-1.95%

Ambit Microsystems Corp. (Computer
  Storage & Peripherals)(a)                    1,620,000             4,625,251
---------------------------------------------------------------------------------
Compal Electronics Inc. (Computer
  Hardware)                                    3,998,400             4,313,912
---------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd. (Semiconductors)(a)                     4,390,351             6,021,773
=================================================================================
                                                                    14,960,936
=================================================================================

THAILAND-0.34%

Advanced Info Service PCL (Wireless
  Telecommunication Services)                  2,520,000             2,650,462
=================================================================================

UNITED KINGDOM-10.57%

Barratt Developments PLC (Homebuilding)          474,000             3,169,815
---------------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial
  Services)                                      613,450             4,421,333
---------------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   675,000             3,434,078
---------------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)              1,004,400             9,850,232
---------------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)             698,385             4,877,734
---------------------------------------------------------------------------------
ICAP PLC (Diversified Financial
  Services)                                      536,250             8,343,148
---------------------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC
  (Insurance Brokers)                            249,800             2,279,101
---------------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      512,600             8,651,877
---------------------------------------------------------------------------------
Northern Rock PLC (Banks)                        213,400             2,442,774
---------------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                           962,100             6,187,647
---------------------------------------------------------------------------------
Smith & Nephew PLC (Health Care
  Supplies)                                    1,272,375             8,493,579
---------------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement
  Retail)                                        592,940            10,624,489
---------------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                      2,050,000             6,116,627
---------------------------------------------------------------------------------
Wimpey (George) PLC (Homebuilding)               581,300             2,324,982
=================================================================================
                                                                    81,217,416
=================================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $406,467,524)                                472,964,162
=================================================================================

DOMESTIC COMMON STOCKS-33.69%

AEROSPACE & DEFENSE-0.74%

Alliant Techsystems Inc.(a)                      105,600             5,672,832
=================================================================================

AIR FREIGHT & LOGISTICS-0.29%

Expeditors International of Washington,
  Inc.                                            61,700             2,243,350
=================================================================================

APPAREL RETAIL-1.57%

Abercrombie & Fitch Co.-Class A(a)               200,000             6,576,000
---------------------------------------------------------------------------------

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------
APPAREL RETAIL-(CONTINUED)

Pacific Sunwear of California, Inc.(a)           238,000         $   5,433,540
=================================================================================
                                                                    12,009,540
=================================================================================

APPLICATION SOFTWARE-0.77%

Intuit Inc.(a)                                   103,600             4,017,608
---------------------------------------------------------------------------------
National Instruments Corp.(a)                     59,200             1,899,136
=================================================================================
                                                                     5,916,744
=================================================================================

AUTO PARTS & EQUIPMENT-1.08%

Gentex Corp.(a)                                  275,000             8,305,000
=================================================================================

BANKS-0.36%

Southwest Bancorp. of Texas, Inc.(a)              81,500             2,769,370
=================================================================================

BROADCASTING & CABLE TV-0.39%

Hispanic Broadcasting Corp.(a)                   115,200             2,954,880
=================================================================================

COMPUTER & ELECTRONICS RETAIL-1.14%

CDW Computer Centers, Inc.(a)                    205,100             8,745,464
=================================================================================

CONSTRUCTION & ENGINEERING-1.15%

Jacobs Engineering Group Inc.(a)                 214,600             8,830,790
=================================================================================

DATA PROCESSING SERVICES-2.02%

DST Systems, Inc.(a)                              40,500             1,243,350
---------------------------------------------------------------------------------
Fiserv, Inc.(a)                                  141,500             4,165,760
---------------------------------------------------------------------------------
Iron Mountain Inc.(a)                            118,000             4,702,300
---------------------------------------------------------------------------------
Paychex, Inc.                                    173,900             5,415,246
=================================================================================
                                                                    15,526,656
=================================================================================

DEPARTMENT STORES-0.24%

Kohl's Corp.(a)                                   32,100             1,823,280
=================================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.79%

Apollo Group, Inc.-Class A(a)                     51,950             2,815,638
---------------------------------------------------------------------------------
Cintas Corp.                                      90,000             3,231,000
=================================================================================
                                                                     6,046,638
=================================================================================

DIVERSIFIED FINANCIAL SERVICES-1.82%

Investors Financial Services Corp.               290,500             6,335,805
---------------------------------------------------------------------------------
Legg Mason, Inc.                                 106,100             5,761,230
---------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     30,200             1,901,694
=================================================================================
                                                                    13,998,729
=================================================================================

EMPLOYMENT SERVICES-0.73%

Robert Half International Inc.(a)                342,200             5,571,016
=================================================================================

GENERAL MERCHANDISE STORES-0.30%

Dollar Tree Stores, Inc.(a)                       89,800             2,285,410
=================================================================================

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS &
  SERVICES-3.61%

AmerisourceBergen Corp.                          183,400         $  10,609,690
---------------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS &
  SERVICES-(CONTINUED)

Express Scripts, Inc.(a)                         179,100            10,559,736
---------------------------------------------------------------------------------
Lincare Holdings Inc.(a)                         119,700             3,635,289
---------------------------------------------------------------------------------
Omnicare, Inc.                                   110,600             2,933,112
=================================================================================
                                                                    27,737,827
=================================================================================

HEALTH CARE EQUIPMENT-1.01%

Varian Medical Systems, Inc.(a)                  144,400             7,777,384
=================================================================================

HEALTH CARE FACILITIES-1.76%

Community Health Systems Inc.(a)                 302,700             5,751,300
---------------------------------------------------------------------------------
Health Management Associates, Inc.-Class
  A                                              452,500             7,719,650
=================================================================================
                                                                    13,470,950
=================================================================================

HEALTH CARE SUPPLIES-0.65%

Fisher Scientific International Inc.(a)          173,000             4,984,130
=================================================================================

INDUSTRIAL MACHINERY-0.92%

Danaher Corp.                                    102,700             7,084,246
=================================================================================

INSURANCE BROKERS-0.48%

Brown & Brown, Inc.                              103,600             3,705,772
=================================================================================

IT CONSULTING & SERVICES-1.68%

Affiliated Computer Services, Inc.-Class
  A(a)                                           184,700             8,810,190
---------------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     189,300             4,069,950
=================================================================================
                                                                    12,880,140
=================================================================================

MANAGED HEALTH CARE-0.27%

First Health Group Corp.(a)                       83,500             2,091,675
=================================================================================

MULTI-LINE INSURANCE-0.63%

HCC Insurance Holdings, Inc.                     175,000             4,812,500
=================================================================================

OIL & GAS DRILLING-2.33%

National-Oilwell, Inc.(a)                        312,000             6,548,880
---------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                    274,300             9,076,587
---------------------------------------------------------------------------------
Pride International, Inc.(a)                     147,700             2,292,304
=================================================================================
                                                                    17,917,771
=================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.43%

Varco International, Inc.(a)                     189,000             3,324,510
=================================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.35%

Newfield Exploration Co.(a)                       78,900             2,713,371
=================================================================================

PHARMACEUTICALS-1.20%

Medicis Pharmaceutical Corp.-Class A(a)          160,100             9,228,164
=================================================================================

RESTAURANTS-0.96%

Brinker International, Inc.(a)                   130,000             4,127,500
---------------------------------------------------------------------------------
Starbucks Corp.(a)                               137,300             3,225,177
=================================================================================
                                                                     7,352,677
=================================================================================

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------

SEMICONDUCTORS-0.67%

Linear Technology Corp.                           61,800         $   2,130,246
---------------------------------------------------------------------------------
Microchip Technology Inc.                        146,250             3,040,538
=================================================================================
                                                                     5,170,784
=================================================================================

SPECIALTY CHEMICALS-0.39%

Valspar Corp. (The)                               70,000             3,023,300
=================================================================================

SPECIALTY STORES-1.50%

Bed Bath and Beyond, Inc.(a)                     142,500             5,630,175
---------------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                         226,400             5,859,232
=================================================================================
                                                                    11,489,407
=================================================================================

TELECOMMUNICATIONS EQUIPMENT-0.60%

UTStarcom, Inc.(a)                               212,900             4,635,046
=================================================================================

TRADING COMPANIES & DISTRIBUTORS-0.86%

Fastenal Co.                                     191,400             6,620,526
=================================================================================
    Total Domestic Common Stocks (Cost
      $246,808,153)                                                258,719,879
=================================================================================

                                                                     MARKET
                                                SHARES               VALUE
---------------------------------------------------------------------------------

MONEY MARKET FUNDS-4.38%

STIC Liquid Assets Portfolio(d)               16,818,532         $  16,818,532
---------------------------------------------------------------------------------
STIC Prime Portfolio(d)                       16,818,532            16,818,532
=================================================================================
    Total Money Market Funds (Cost
      $33,637,064)                                                  33,637,064
=================================================================================
TOTAL INVESTMENTS-99.66% (excluding
  investments purchased with cash
  collateral from securities loaned)
  (Cost $686,912,741)                                              765,321,105
=================================================================================

INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-18.57%

STIC Liquid Assets Portfolio(d)(e)            71,329,767            71,329,767
---------------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                    71,329,767            71,329,767
=================================================================================
    Total Money Market Funds (purchased
      with cash collateral from
      securities loaned) (Cost
      $142,659,534)                                                142,659,534
=================================================================================
TOTAL INVESTMENTS-118.23% (Cost
  $829,572,275)                                                    907,980,639
=================================================================================
OTHER ASSETS LESS LIABILITIES-(18.23%)                            (140,023,116)
=================================================================================
NET ASSETS-100.00%                                               $ 767,957,523
_________________________________________________________________________________
=================================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 04/30/03 was $2,137,696, which represented 0.28% of the Fund's net assets. This security is considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $829,572,275)*                              $  907,980,639
------------------------------------------------------------
Foreign currencies, at value (cost
  $14,234,043)                                    13,939,963
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,444,085
------------------------------------------------------------
  Capital stock sold                               3,744,125
------------------------------------------------------------
  Dividends                                        1,162,673
------------------------------------------------------------
  Due from advisor -- See Note 2                      40,620
------------------------------------------------------------
Investment for deferred compensation plan             56,142
------------------------------------------------------------
Other assets                                          33,667
============================================================
    Total assets                                 929,401,914
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            5,177,748
------------------------------------------------------------
  Capital stock reacquired                        11,937,241
------------------------------------------------------------
  Deferred compensation plan                          56,142
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       142,659,534
------------------------------------------------------------
Accrued distribution fees                            554,038
------------------------------------------------------------
Accrued directors' fees                                1,118
------------------------------------------------------------
Accrued transfer agent fees                          683,111
------------------------------------------------------------
Accrued operating expenses                           375,459
============================================================
    Total liabilities                            161,444,391
============================================================
Net assets applicable to shares outstanding   $  767,957,523
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)    $1,019,080,642
------------------------------------------------------------
Undistributed net investment income (loss)        (4,999,605)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (324,227,579)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               78,104,065
============================================================
                                              $  767,957,523
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  409,365,075
____________________________________________________________
============================================================
Class B                                       $  340,669,644
____________________________________________________________
============================================================
Class C                                       $   17,922,804
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     36,278,256
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     31,968,023
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      1,681,101
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        11.28
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.28 divided by
      95.25%)                                 $        11.84
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        10.66
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        10.66
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $137,231,395 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $375,474)        $  3,765,363
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       133,499
--------------------------------------------------------------------------
Interest                                                            25,554
--------------------------------------------------------------------------
Security lending income                                            210,282
==========================================================================
     Total investment income                                     4,134,698
==========================================================================


EXPENSES:

Advisory fees                                                    3,433,905
--------------------------------------------------------------------------
Administrative services fees                                        93,639
--------------------------------------------------------------------------
Custodian fees                                                     318,185
--------------------------------------------------------------------------
Distribution fees -- Class A                                       972,600
--------------------------------------------------------------------------
Distribution fees -- Class B                                     1,781,704
--------------------------------------------------------------------------
Distribution fees -- Class C                                        88,546
--------------------------------------------------------------------------
Transfer agent fees                                              2,090,819
--------------------------------------------------------------------------
Directors' fees                                                      6,673
--------------------------------------------------------------------------
Other                                                              268,874
==========================================================================
     Total expenses                                              9,054,945
==========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                       (49,490)
==========================================================================
     Net expenses                                                9,005,455
==========================================================================
Net investment income (loss)                                    (4,870,757)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (25,198,442)
--------------------------------------------------------------------------
  Foreign currencies                                               (28,307)
==========================================================================
                                                               (25,226,749)
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         48,323,231
--------------------------------------------------------------------------
  Foreign currencies                                                80,606
==========================================================================
                                                                48,403,837
==========================================================================
Net gain from investment securities and foreign currencies      23,177,088
==========================================================================
Net increase in net assets resulting from operations          $ 18,306,331
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,870,757)   $  (15,311,459)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
     foreign currencies                                        (25,226,749)     (155,410,958)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
     securities and foreign currencies                          48,403,837        54,124,434
============================================================================================
     Net increase (decrease) in net assets resulting from
      operations                                                18,306,331      (116,597,983)
============================================================================================
Share transactions-net:
  Class A                                                       (6,974,061)     (104,866,509)
--------------------------------------------------------------------------------------------
  Class B                                                      (54,386,729)     (135,727,235)
--------------------------------------------------------------------------------------------
  Class C                                                       (1,548,763)       (6,268,941)
============================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                       (62,909,553)     (246,862,685)
============================================================================================
     Net increase (decrease) in net assets                     (44,603,222)     (363,460,668)
============================================================================================


NET ASSETS:

  Beginning of period                                          812,560,745     1,176,021,413
============================================================================================
  End of period                                               $767,957,523    $  812,560,745
____________________________________________________________________________________________
============================================================================================


NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is above-average long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $3,011. Under an agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, a receivable of $40,620 has been recorded for the estimated amount which AIM reimbursed to the Fund on June 27, 2003.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $93,639 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $1,168,146 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $972,600, $1,781,704 and $88,546, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $35,955 in front-end sales commissions from the sale of Class A shares and $1,074, $8 and $1,577 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders

    Certain officers and directors of the Company are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $2,013 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,793 and reductions in custodian fees of $66 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,859.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each director who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. During the six months ended April 30, 2003, the Fund did not borrow under the line of credit agreement. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $137,231,395 were on loan to brokers. The loans were secured by cash collateral of $142,659,534 received by the Fund and invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $210,282 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $138,223,796
----------------------------------------------------------
October 31, 2010                               157,204,113
==========================================================
Total capital loss carryforward               $295,427,909
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $190,933,401 and $225,798,559, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $117,974,556
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (42,823,605)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 75,150,951
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $832,829,688.

NOTE 9--CAPITAL STOCK

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in capital stock outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2003                 OCTOBER 31, 2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      38,965,641    $ 424,784,659     60,670,511    $ 751,546,029
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         554,877        5,725,815      1,348,844       16,159,835
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         927,471        9,560,452      1,454,890       17,014,301
==========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         612,109        6,238,982        265,149        3,136,806
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (601,657)      (6,238,982)      (281,263)      (3,136,806)
==========================================================================================================================
Reacquired:
  Class A                                                     (40,141,037)    (437,997,702)   (68,922,876)    (859,549,344)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,237,404)     (53,873,562)   (12,604,513)    (148,750,264)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,078,746)     (11,109,215)    (1,982,324)     (23,283,242)
==========================================================================================================================
                                                               (5,998,746)   $ (62,909,553)   (20,051,582)   $(246,862,685)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                              YEAR ENDED OCTOBER 31,
                                          APRIL 30,       ----------------------------------------------------------------
                                             2003           2002          2001         2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  11.00       $  12.58      $  25.87    $    21.95      $  15.87      $  17.28
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.06)(a)      (0.15)(a)     (0.13)        (0.28)(a)     (0.17)(a)     (0.10)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)             0.34          (1.43)        (8.42)         5.56          6.25         (1.31)
==========================================================================================================================
    Total from investment operations           0.28          (1.58)        (8.55)         5.28          6.08         (1.41)
==========================================================================================================================
Less distributions from net realized
  gains                                          --             --         (4.74)        (1.36)           --            --
==========================================================================================================================
Net asset value, end of period             $  11.28       $  11.00      $  12.58    $    25.87      $  21.95      $  15.87
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                2.55%        (12.56)%      (38.87)%       24.27%        38.31%        (8.16)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $409,365       $405,360      $563,828    $1,103,740      $852,198      $937,587
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net
  assets                                       2.12%(c)(d)    2.00%         1.87%         1.65%         1.80%         1.75%
==========================================================================================================================
Ratio of net investment income (loss)
  to average net assets                       (1.03)%(c)     (1.19)%       (0.75)%       (0.96)%       (0.95)%       (0.55)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                       26%            73%           87%           62%           60%           50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $392,264,182.
(d) After fee waiver and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 2.13% for the six months ended April 30, 2003.
(e)  Not annualized for periods less than one year.

                                                                                CLASS B
                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                YEAR ENDED OCTOBER 31,
                                          APRIL 30,        -------------------------------------------------------------------
                                             2003            2002           2001         2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  10.42        $  11.97       $  24.98    $    21.35       $  15.52       $  17.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.08)(a)       (0.20)(a)      (0.21)        (0.42)(a)      (0.27)(a)      (0.19)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.32           (1.35)         (8.06)         5.41           6.10          (1.29)
==============================================================================================================================
    Total from investment operations           0.24           (1.55)         (8.27)         4.99           5.83          (1.48)
==============================================================================================================================
Less distributions from net realized
  gains                                          --              --          (4.74)        (1.36)            --             --
==============================================================================================================================
Net asset value, end of period             $  10.66        $  10.42       $  11.97    $    24.98       $  21.35       $  15.52
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                2.30%         (12.95)%       (39.19)%       23.56%         37.56%         (8.71)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $340,670        $388,101       $583,933    $1,158,979       $926,972       $947,293
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets        2.62%(c)(d)     2.51%          2.39%         2.19%          2.37%          2.32%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.53)%(c)      (1.70)%        (1.27)%       (1.50)%        (1.52)%        (1.11)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                       26%             73%            87%           62%            60%            50%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $359,293,874.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 2.63% for the six months ended April 30, 2003.
(e)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                                 -----------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,        ------------------------------------------------------------
                                                    2003           2002          2001       2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.42         $ 11.98       $ 24.99    $ 21.35       $ 15.52       $ 17.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.08)(a)       (0.20)(a)     (0.21)     (0.42)(a)     (0.27)(a)     (0.19)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.32           (1.36)        (8.06)      5.42          6.10         (1.29)
==============================================================================================================================
    Total from investment operations                 0.24           (1.56)        (8.27)      5.00          5.83         (1.48)
==============================================================================================================================
Less distributions from net realized gains             --              --         (4.74)     (1.36)           --            --
==============================================================================================================================
Net asset value, end of period                    $ 10.66         $ 10.42       $ 11.98    $ 24.99       $ 21.35       $ 15.52
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                      2.30%         (13.02)%      (39.17)%    23.61%        37.56%        (8.71)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $17,923         $19,099       $28,260    $50,908       $16,325       $13,186
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets              2.62%(c)(d)     2.51%         2.39%      2.19%         2.37%         2.34%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.53)%(c)      (1.70)%       (1.28)%    (1.50)%       (1.52)%       (1.13)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                             26%             73%           87%        62%           60%           50%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $17,855,944.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursements was 2.63% for the six months ended April 30, 2003.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC STOCKS-39.07%

AEROSPACE & DEFENSE-0.56%

United Technologies Corp.                          50,000   $  3,090,500
========================================================================

APPAREL RETAIL-0.51%

Gap, Inc. (The)                                   170,000      2,827,100
========================================================================

BANKS-0.74%

Bank of America Corp.                              55,000      4,072,750
========================================================================

BIOTECHNOLOGY-1.35%

Amgen Inc.(a)                                     121,000      7,418,510
========================================================================

BREWERS-0.77%

Anheuser-Busch Cos., Inc.                          85,000      4,239,800
========================================================================

BROADCASTING & CABLE TV-0.53%

Clear Channel Communications, Inc.(a)              75,000      2,933,250
========================================================================

COMPUTER HARDWARE-1.75%

Dell Computer Corp.(a)                            180,000      5,203,800
------------------------------------------------------------------------
International Business Machines Corp.              52,000      4,414,800
========================================================================
                                                               9,618,600
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.56%

EMC Corp.(a)                                      340,000      3,090,600
========================================================================

DATA PROCESSING SERVICES-1.67%

First Data Corp.                                  140,000      5,492,200
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   125,000      3,680,000
========================================================================
                                                               9,172,200
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.79%

Apollo Group, Inc.-Class A(a)                      80,000      4,335,920
========================================================================

DIVERSIFIED FINANCIAL SERVICES-3.77%

Citigroup Inc.                                    152,000      5,966,000
------------------------------------------------------------------------
Fannie Mae                                         40,000      2,895,600
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    58,000      4,402,200
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           130,000      3,815,500
------------------------------------------------------------------------
SLM Corp.                                          32,500      3,640,000
========================================================================
                                                              20,719,300
========================================================================

FOOD DISTRIBUTORS-0.26%

SYSCO Corp.                                        50,000      1,436,500
========================================================================

FOOTWEAR-0.53%

NIKE, Inc.-Class B                                 55,000      2,944,150
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.82%

Wal-Mart Stores, Inc.                              80,000   $  4,505,600
========================================================================

HEALTH CARE EQUIPMENT-2.03%

Boston Scientific Corp.(a)                        105,000      4,520,250
------------------------------------------------------------------------
Medtronic, Inc.                                    80,000      3,819,200
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           60,000      2,814,000
========================================================================
                                                              11,153,450
========================================================================

HOME IMPROVEMENT RETAIL-0.52%

Lowe's Cos., Inc.                                  65,000      2,852,850
========================================================================

HOUSEHOLD PRODUCTS-1.55%

Procter & Gamble Co. (The)                         95,000      8,535,750
========================================================================

INDUSTRIAL CONGLOMERATES-1.36%

3M Co.                                             30,000      3,781,200
------------------------------------------------------------------------
General Electric Co.                              125,000      3,681,250
========================================================================
                                                               7,462,450
========================================================================

INTEGRATED OIL & GAS-0.70%

Exxon Mobil Corp.                                 110,000      3,872,000
========================================================================

INTERNET RETAIL-1.60%

Amazon.com, Inc.(a)                               130,000      3,727,100
------------------------------------------------------------------------
eBay Inc.(a)                                       55,000      5,102,350
========================================================================
                                                               8,829,450
========================================================================

INTERNET SOFTWARE & SERVICES-0.74%

Yahoo! Inc.(a)                                    165,000      4,088,700
========================================================================

MANAGED HEALTH CARE-1.51%

Aetna Inc.                                         79,500      3,959,100
------------------------------------------------------------------------
UnitedHealth Group Inc.                            47,000      4,330,110
========================================================================
                                                               8,289,210
========================================================================

NETWORKING EQUIPMENT-0.52%

Cisco Systems, Inc.(a)                            190,000      2,857,600
========================================================================

PERSONAL PRODUCTS-0.79%

Avon Products, Inc.                                75,000      4,362,750
========================================================================

PHARMACEUTICALS-3.91%

Allergan, Inc.                                     40,000      2,810,000
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       80,000      4,137,600
------------------------------------------------------------------------
Johnson & Johnson                                  73,000      4,114,280
------------------------------------------------------------------------
Pfizer Inc.                                       235,000      7,226,250
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Wyeth                                              74,000   $  3,221,220
========================================================================
                                                              21,509,350
========================================================================

PUBLISHING-0.49%

Tribune Co.                                        55,000      2,693,900
========================================================================

SEMICONDUCTOR EQUIPMENT-0.99%

Applied Materials, Inc.(a)                        200,000      2,920,000
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          90,000      2,523,600
========================================================================
                                                               5,443,600
========================================================================

SEMICONDUCTORS-2.24%

Analog Devices, Inc.(a)                           110,000      3,643,200
------------------------------------------------------------------------
Linear Technology Corp.                           165,000      5,687,550
------------------------------------------------------------------------
Xilinx, Inc.(a)                                   110,000      2,977,700
========================================================================
                                                              12,308,450
========================================================================

SPECIALTY STORES-1.29%

Bed Bath & Beyond Inc.(a)                         110,000      4,346,100
------------------------------------------------------------------------
Staples, Inc.(a)                                  145,000      2,760,800
========================================================================
                                                               7,106,900
========================================================================

SYSTEMS SOFTWARE-3.76%

Microsoft Corp.                                   420,000     10,739,400
------------------------------------------------------------------------
Oracle Corp.(a)                                   350,000      4,158,000
------------------------------------------------------------------------
Symantec Corp.(a)                                  61,500      2,702,925
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         140,000      3,081,400
========================================================================
                                                              20,681,725
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.46%

AT&T Wireless Services Inc.(a)                    390,000      2,519,400
========================================================================
    Total Domestic Stocks (Cost $199,598,430)                214,972,315
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-50.63%

AUSTRALIA-1.19%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         702,000      3,976,136
------------------------------------------------------------------------
BHP Steel Ltd. (Steel)                            112,800        239,588
------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)               656,000      2,338,686
========================================================================
                                                               6,554,410
========================================================================

BERMUDA-1.29%

Accenture Ltd.-Class A (IT Consulting &
  Services)(a)                                    175,000      2,803,500
------------------------------------------------------------------------
Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    110,000      4,312,000
========================================================================
                                                               7,115,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
BRAZIL-0.49%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       135,600      2,697,084
========================================================================

CANADA-3.61%

EnCana Corp. (Oil & Gas Exploration &
  Production)                                      65,000   $  2,131,452
------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/13/02-11/14/02; Cost $2,915,652)(b)           80,000      3,125,000
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       64,000      1,707,143
------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                73,000      2,407,024
------------------------------------------------------------------------
Royal Bank of Canada (Banks)                      127,700      5,326,772
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        313,600      5,160,312
========================================================================
                                                              19,857,703
========================================================================

CAYMAN ISLANDS-0.56%

Noble Corp. (Oil & Gas Drilling)(a)               100,000      3,095,000
========================================================================

DENMARK-0.38%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        57,505      2,085,427
========================================================================

FRANCE-7.37%

Aventis S.A. (Pharmaceuticals)                     62,200      3,165,030
------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           84,910      3,993,087
------------------------------------------------------------------------
Pernod-Ricard S.A. (Distillers & Vinters)          67,420      5,928,818
------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   46,750      2,192,253
------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)         56,370      2,442,308
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           96,800      5,785,005
------------------------------------------------------------------------
Societe Generale-Class A (Banks)                   30,650      1,877,983
------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)                  77,859     10,228,862
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            75,750      4,942,016
========================================================================
                                                              40,555,362
========================================================================

GERMANY-1.47%

Altana A.G. (Pharmaceuticals)                     105,855      5,221,888
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        7,770      2,866,920
========================================================================
                                                               8,088,808
========================================================================

HONG KONG-0.68%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                       440,000      2,431,578
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                       277,000      1,299,927
========================================================================
                                                               3,731,505
========================================================================

INDIA-0.40%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)                                      53,500      2,198,850
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

IRELAND-1.81%

Allied Irish Banks PLC (Banks)                    245,442   $  3,773,395
------------------------------------------------------------------------
Bank of Ireland (Banks)                           505,800      6,192,608
========================================================================
                                                               9,966,003
========================================================================

ISRAEL-2.64%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               310,900     14,519,030
========================================================================

ITALY-1.90%

Eni S.p.A. (Integrated Oil & Gas)                 467,200      6,670,746
------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)                864,700      3,789,939
========================================================================
                                                              10,460,685
========================================================================

JAPAN-7.66%

Canon Inc. (Office Electronics)                   169,000      6,851,832
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co. Ltd.
  (Pharmaceuticals) (Acquired 09/07/01;
  Cost $3,003,358)(b)                             154,000      2,616,679
------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         44,000      3,157,000
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    102,000      6,048,702
------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     33,330      5,374,405
------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           191,100      5,513,505
------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              328,000      5,046,154
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     250,200      5,682,298
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        150,100      1,830,719
========================================================================
                                                              42,121,294
========================================================================

MEXICO-1.01%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunications Services)         69,800      2,108,658
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  1,350,600      3,447,389
========================================================================
                                                               5,556,047
========================================================================

NETHERLANDS-0.76%

Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunications Services)(a)                 629,600      4,195,576
========================================================================

PORTUGAL-0.48%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)                    370,100      2,652,514
========================================================================

SOUTH KOREA-1.19%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)(a)                      26,100      6,554,549
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SPAIN-2.72%

Altadis, S.A. (Tobacco)                           202,600   $  5,232,775
------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                199,700      9,699,482
========================================================================
                                                              14,932,257
========================================================================

SWITZERLAND-1.07%

Alcon, Inc. (Health Care Supplies)(a)              79,000      3,479,950
------------------------------------------------------------------------
UBS A.G. (Banks)                                   50,330      2,391,623
========================================================================
                                                               5,871,573
========================================================================

UNITED KINGDOM-11.95%

AstraZeneca PLC (Pharmaceuticals)                  41,600      1,633,895
------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    1,893,300      5,035,706
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              409,000      6,850,926
------------------------------------------------------------------------
Next PLC (Department Stores)                      242,500      3,660,437
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        456,450      8,058,326
------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                       918,900      2,749,091
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          408,900     10,735,072
------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      182,940      1,096,805
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,020,025      6,809,048
------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,535,400      4,863,691
------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)             691,200      6,800,770
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   3,758,200      7,425,507
========================================================================
                                                              65,719,274
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $256,699,034)                          278,528,451
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILL-0.18%

1.10%, 06/19/03 (Cost $998,503)(c)            $1,000,000(d)      998,503
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-9.78%

STIC Liquid Assets Portfolio(e)                26,897,649     26,897,649
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        26,897,649     26,897,649
========================================================================
    Total Money Market Funds
      (Cost $53,795,298)                                      53,795,298
========================================================================
TOTAL INVESTMENTS-99.66% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $511,091,265)                548,294,567
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-11.70%

STIC Liquid Assets Portfolio(e)(f)             64,398,136   $ 64,398,136
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $64,398,136)                                      64,398,136
========================================================================
TOTAL INVESTMENTS-111.36% (Cost $575,489,401)                612,692,703
========================================================================
OTHER ASSETS LESS LIABILITIES-(11.36%)                       (62,519,163)
========================================================================
NET ASSETS-100.00%                                          $550,173,540
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 04/30/03 was $5,741,679, which represented 1.04% of the Fund's net assets. These securities are not considered to be illiquid.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 Section H and 10.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $575,489,401)*                               $ 612,692,703
------------------------------------------------------------
Foreign currencies, at value (cost $116,439)         115,170
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,804,005
------------------------------------------------------------
  Capital stock sold                               2,021,884
------------------------------------------------------------
  Dividends and interest                           1,344,098
------------------------------------------------------------
  Due from advisor -- See Note 2                      24,370
------------------------------------------------------------
Investment for deferred compensation plan             41,045
------------------------------------------------------------
Other assets                                          24,576
============================================================
     Total assets                                626,067,851
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            3,784,747
------------------------------------------------------------
  Capital stock reacquired                         6,594,832
------------------------------------------------------------
  Deferred compensation plan                          41,045
------------------------------------------------------------
  Collateral upon return of securities loaned     64,398,136
------------------------------------------------------------
Accrued distribution fees                            352,079
------------------------------------------------------------
Accrued directors' fees                                  979
------------------------------------------------------------
Accrued transfer agent fees                          487,309
------------------------------------------------------------
Accrued operating expenses                           235,184
============================================================
     Total liabilities                            75,894,311
============================================================
Net assets applicable to shares outstanding    $ 550,173,540
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)     $ 983,035,163
------------------------------------------------------------
Undistributed net investment income (loss)        (2,537,377)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts        (468,104,658)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, futures
  contracts and option contracts                  37,780,412
============================================================
                                               $ 550,173,540
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 344,706,433
____________________________________________________________
============================================================
Class B                                        $ 174,237,777
____________________________________________________________
============================================================
Class C                                        $  31,229,330
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     27,262,074
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     14,457,336
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      2,589,781
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       12.64
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.64 divided by
       95.25%)                                 $       13.27
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $       12.05
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $       12.06
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $61,980,603 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $297,300)        $  3,209,347
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       182,101
--------------------------------------------------------------------------
Interest                                                             5,533
--------------------------------------------------------------------------
Security lending income                                            174,520
==========================================================================
     Total investment income                                     3,571,501
==========================================================================


EXPENSES:

Advisory fees                                                    2,267,843
--------------------------------------------------------------------------
Administrative services fees                                        68,465
--------------------------------------------------------------------------
Custodian fees                                                     160,527
--------------------------------------------------------------------------
Distribution fees -- Class A                                       793,032
--------------------------------------------------------------------------
Distribution fees -- Class B                                       923,934
--------------------------------------------------------------------------
Distribution fees -- Class C                                       158,052
--------------------------------------------------------------------------
Transfer agent fees                                              1,481,019
--------------------------------------------------------------------------
Directors' fees                                                      5,855
--------------------------------------------------------------------------
Other                                                              213,358
==========================================================================
     Total expenses                                              6,072,085
==========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                       (31,363)
==========================================================================
     Net expenses                                                6,040,722
==========================================================================
Net investment income (loss)                                    (2,469,221)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (23,720,349)
--------------------------------------------------------------------------
  Foreign currencies                                               309,228
--------------------------------------------------------------------------
  Futures contracts                                                 70,586
--------------------------------------------------------------------------
  Option contracts written                                         313,095
==========================================================================
                                                               (23,027,440)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         22,777,369
--------------------------------------------------------------------------
  Foreign currencies                                                58,015
--------------------------------------------------------------------------
  Futures contracts                                                491,790
--------------------------------------------------------------------------
  Option contracts written                                          (7,821)
==========================================================================
                                                                23,319,353
==========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                           291,913
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (2,177,308)
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003              2002
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,469,221)   $   (7,462,645)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (23,027,440)     (100,653,432)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             23,319,353        18,740,463
=============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (2,177,308)      (89,375,614)
=============================================================================================
Share transactions-net:
  Class A                                                         9,156,196       (52,935,575)
---------------------------------------------------------------------------------------------
  Class B                                                       (30,379,957)     (129,582,901)
---------------------------------------------------------------------------------------------
  Class C                                                        (3,346,348)      (11,592,089)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (24,570,109)     (194,110,565)
=============================================================================================
    Net increase (decrease) in net assets                       (26,747,417)     (283,486,179)
=============================================================================================

NET ASSETS:

  Beginning of period                                           576,920,957       860,407,136
=============================================================================================
  End of period                                               $ 550,173,540    $  576,920,957
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $2,956. Under an agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, a receivable of $24,370 has been recorded for the estimated amount which AIM reimbursed to the Fund on June 27, 2003.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $68,465 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $800,472 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $793,032, $923,934 and $158,052, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $25,074 in front-end sales commissions from the sale of Class A shares and $25,910, $48 and $71,302 for Class A, Class B Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,800 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,037 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,037.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each director who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $61,980,603 were on loan to brokers. The loans were secured by cash collateral of $64,398,136 received by the Fund and invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $174,520 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $339,470,549
----------------------------------------------------------
October 31, 2010                               101,042,257
==========================================================
Total capital loss carryforward               $440,512,806
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $222,698,051 and $278,510,036, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 54,960,618
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (18,927,854)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 36,032,764
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $576,659,939.

NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of period                     260      $  65,671
----------------------------------------------------------
Written                               4,190        870,709
----------------------------------------------------------
Closed                               (2,080)      (541,172)
----------------------------------------------------------
Exercised                            (2,370)      (395,208)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================

NOTE 10--FUTURES CONTRACTS

On April 30, 2003, $480,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of April 30, 2003 were as follows:

                                                               NO. OF        MONTH/        MARKET      UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT      VALUE      APPRECIATION
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    30       Jun.-03/Long   $6,870,750     $491,790
__________________________________________________________________________________________________________________
==================================================================================================================


NOTE 11--CAPITAL STOCK

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in capital stock outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTH ENDED                    YEAR ENDED
                                                                     APRIL 30, 2003                 OCTOBER 31, 2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      28,079,640    $ 347,160,275     34,069,111    $ 487,124,735
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         392,053        4,619,928      1,053,636       14,789,675
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         583,673        6,883,565      1,832,747       23,276,761
==========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         452,531        5,589,208      2,493,588       36,815,557
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (474,200)      (5,589,208)    (2,576,415)     (36,815,557)
==========================================================================================================================
Reacquired:
  Class A                                                     (27,815,014)    (343,593,287)   (40,176,531)    (576,875,867)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,509,268)     (29,410,677)    (7,795,399)    (107,557,019)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (868,011)     (10,229,913)    (2,644,180)     (34,868,850)
==========================================================================================================================
                                                               (2,158,596)   $ (24,570,109)   (13,743,443)   $(194,110,565)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                   YEAR ENDED OCTOBER 31,
                                        APRIL 30,        ------------------------------------------------------------------------
                                          2003             2002             2001             2000             1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  12.66        $  14.58         $  24.83         $  23.43         $  17.91     $  16.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.04)(a)       (0.11)(a)        (0.13)           (0.03)(a)        (0.10)       (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.02           (1.81)          (10.08)            2.77             6.12         1.74
=================================================================================================================================
    Total from investment operations        (0.02)          (1.92)          (10.21)            2.74             6.02         1.69
=================================================================================================================================
Less distributions from net realized
  gains                                        --              --            (0.04)           (1.34)           (0.50)       (0.43)
=================================================================================================================================
Net asset value, end of period           $  12.64        $  12.66         $  14.58         $  24.83         $  23.43     $  17.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             (0.16)%        (13.17)%         (41.17)%          11.52%           34.43%       10.43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $344,706        $335,954         $439,612         $796,992         $388,549     $219,050
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     2.07%(c)        1.95%            1.68%(d)         1.62%(d)         1.67%        1.70%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.72)%(c)      (0.75)%          (0.66)%          (0.10)%          (0.57)%      (0.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                     44%             98%             134%             110%              93%          97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $319,841,694.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers were 1.79% and 1.63% for fiscal year ended 2001 and 2000, respectively.
(e)  Not annualized for periods less than one year.


                                                                                CLASS B
                                       ------------------------------------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                                   YEAR ENDED OCTOBER 31,
                                       APRIL 30,        -------------------------------------------------------------------------
                                         2003             2002             2001             2000             1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  12.09        $  14.00         $  23.98         $  22.78         $  17.52     $  16.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.07)(a)       (0.17)(a)        (0.24)           (0.17)(a)        (0.23)(a)    (0.15)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.03           (1.74)           (9.70)            2.71             5.99         1.71
=================================================================================================================================
    Total from investment operations       (0.04)          (1.91)           (9.94)            2.54             5.76         1.56
=================================================================================================================================
Less distributions from net realized
  gains                                       --              --            (0.04)           (1.34)           (0.50)       (0.43)
=================================================================================================================================
Net asset value, end of period          $  12.05        $  12.09         $  14.00         $  23.98         $  22.78     $  17.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            (0.33)%        (13.64)%         (41.50)%          10.95%           33.69%        9.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $174,238        $206,189         $369,171         $806,409         $425,345     $282,456
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    2.57%(c)        2.45%            2.19%(d)         2.16%(d)         2.23%        2.26%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                    (1.22)%(c)      (1.25)%          (1.16)%          (0.64)%          (1.13)%      (0.83)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    44%             98%             134%             110%              93%          97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $186,318,099.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers were 2.30% and 2.17% for fiscal year ended 2001 and 2000, respectively.
(e)  Not annualized for periods less than one year.


                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                            ENDED                                  YEAR ENDED OCTOBER 31,
                                           APRIL 30,        ---------------------------------------------------------------------
                                             2003            2002            2001            2000             1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 12.10         $ 14.01         $ 23.98         $ 22.79          $ 17.52     $ 16.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.07)(a)       (0.17)(a)       (0.22)          (0.17)(a)        (0.23)(a)   (0.15)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.03           (1.74)          (9.71)           2.70             6.00        1.71
=================================================================================================================================
    Total from investment operations          (0.04)          (1.91)          (9.93)           2.53             5.77        1.56
=================================================================================================================================
Less distributions from net realized
  gains                                          --              --           (0.04)          (1.34)           (0.50)      (0.43)
=================================================================================================================================
Net asset value, end of period              $ 12.06         $ 12.10         $ 14.01         $ 23.98          $ 22.79     $ 17.52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               (0.33)%        (13.63)%        (41.46)%         10.90%           33.69%       9.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $31,229         $34,778         $51,624         $88,810          $31,356     $11,765
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        2.57%(c)        2.45%           2.19%(d)        2.16%(d)         2.23%       2.26%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.22)%(c)      (1.25)%         (1.16)%         (0.64)%          (1.13)%     (0.83)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                       44%             98%            134%            110%              93%         97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $31,872,435.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers were 2.30% and 2.17% for fiscal year ended 2001 and 2000, respectively.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-89.47%

AUSTRALIA-1.63%

Amcor Ltd. (Paper Packaging)                     2,221,000   $   11,563,926
---------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                        2,300,500       13,030,060
---------------------------------------------------------------------------
BHP Steel Ltd. (Steel)                             276,700          587,712
===========================================================================
                                                                 25,181,698
===========================================================================

BRAZIL-0.50%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        386,300        7,683,507
===========================================================================

CANADA-10.37%

Canadian National Railway Co. (Railroads)          186,500        9,060,913
---------------------------------------------------------------------------
CP Railway Ltd. (Railroads)                        391,700        9,098,500
---------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                      597,300       19,586,407
---------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-11/14/02; Cost $35,585,025)(a)        1,089,000       42,539,063
---------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       305,600        8,151,607
---------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                550,700       18,158,195
---------------------------------------------------------------------------
Royal Bank of Canada (Banks)                       597,740       24,933,630
---------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)       1,747,700       28,758,540
===========================================================================
                                                                160,286,855
===========================================================================

DENMARK-0.70%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        297,325       10,782,533
===========================================================================

FRANCE-10.66%

Aventis S.A. (Pharmaceuticals)                     296,450       15,084,779
---------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           240,100       11,291,251
---------------------------------------------------------------------------
Pernod-Ricard S.A. (Distillers & Vintners)         334,836       29,444,997
---------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   202,965        9,517,661
---------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(b)         245,925       10,655,039
---------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           384,350       22,969,696
---------------------------------------------------------------------------
Societe Generale-Class A (Banks)                   132,000        8,087,888
---------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)                  262,844       34,531,590
---------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            356,900       23,284,561
===========================================================================
                                                                164,867,462
===========================================================================

GERMANY-3.50%

Adidas-Salomon A.G. (Apparel & Accessories)        101,925        8,786,497
---------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      515,440       25,426,950
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

GERMANY-(CONTINUED)

Deutsche Boerse A.G. (Diversified Financial
  Services)                                        136,040        6,388,466
---------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        36,580   $   13,497,032
===========================================================================
                                                                 54,098,945
===========================================================================

HONG KONG-1.14%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                      1,080,000        5,968,419
---------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      241,100        6,321,642
---------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                      1,145,000        5,373,347
===========================================================================
                                                                 17,663,408
===========================================================================

HUNGARY-0.25%

OTP Bank Rt. (Banks)                               366,300        3,930,579
===========================================================================

INDIA-1.39%

Hindustan Lever Ltd. (Household Products)        1,100,000        3,355,558
---------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                        308,228       18,177,440
===========================================================================
                                                                 21,532,998
===========================================================================

IRELAND-3.81%

Allied Irish Banks PLC (Banks)                   1,126,572       17,319,777
---------------------------------------------------------------------------
Bank of Ireland (Banks)                          2,365,000       28,955,156
---------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(b)             319,200       12,662,664
===========================================================================
                                                                 58,937,597
===========================================================================

ISRAEL-3.17%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              1,048,600       48,969,620
===========================================================================

ITALY-4.22%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                        1,274,080       17,336,760
---------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                2,297,949       32,810,431
---------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)               3,445,200       15,100,146
===========================================================================
                                                                 65,247,337
===========================================================================

JAPAN-13.42%

Canon Inc. (Office Electronics)                    604,000       24,488,203
---------------------------------------------------------------------------
Fujisawa Pharmaceutical Co. Ltd.
  (Pharmaceuticals) (Acquired 09/07/01; Cost
  $8,004,917)(a)                                   409,000        6,949,405
---------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         234,000       16,789,502
---------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                     428,800       25,428,271
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
JAPAN-(CONTINUED)

Kao Corp. (Household Products)                     549,000   $   10,043,950
---------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     110,110       17,755,046
---------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                     164,300        8,692,829
---------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                 1,662,000       12,791,605
---------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)            838,300       24,186,138
---------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)               920,000       14,153,846
---------------------------------------------------------------------------
Rohm Co. Ltd. (Semiconductors)                      76,500        7,908,357
---------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                179,000        6,579,720
---------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      518,500       11,775,666
---------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(b)         583,900        7,121,630
---------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                508,000       12,861,841
===========================================================================
                                                                207,526,009
===========================================================================

MEXICO-2.31%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            458,100        7,682,337
---------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(b)                            12,103,100       10,553,144
---------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunications Services)         219,500        6,631,095
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                   4,251,000       10,850,621
===========================================================================
                                                                 35,717,197
===========================================================================

NETHERLANDS-1.65%

James Hardie Industries N.V. (Construction
  Materials)                                     1,573,000        6,465,294
---------------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunications Services)(b)                2,867,000       19,105,333
===========================================================================
                                                                 25,570,627
===========================================================================

PORTUGAL-0.79%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunications Services)                   1,712,000       12,269,940
===========================================================================

SOUTH KOREA-2.58%

Kookmin Bank (Banks)(b)                            435,660       12,232,199
---------------------------------------------------------------------------
Kookmin Bank-ADR (Banks)                           105,000        2,892,750
---------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                 202,000        6,702,841
---------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)(b)                       72,000       18,081,515
===========================================================================
                                                                 39,909,305
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


SPAIN-5.13%

Altadis, S.A. (Tobacco)                          1,127,200   $   29,113,446
---------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                 798,190       38,768,299
---------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)            789,520       11,520,048
===========================================================================
                                                                 79,401,793
===========================================================================

SWITZERLAND-0.71%

UBS A.G. (Banks)                                   231,260       10,989,205
===========================================================================

TAIWAN-1.82%

Compal Electronics Inc. (Computer Hardware)      6,931,200        7,478,138
---------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)           2,624,300        8,207,997
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(b)                            9,029,809       12,385,219
===========================================================================
                                                                 28,071,354
===========================================================================

UNITED KINGDOM-19.72%

Astra-Zeneca PLC (Pharmaceuticals)                 119,500        4,693,520
---------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                     9,127,500       24,276,874
---------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)             1,849,200       30,974,894
---------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                        630,000       10,633,403
---------------------------------------------------------------------------
Next PLC (Department Stores)                     1,359,900       20,527,126
---------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)       1,629,850       28,773,934
---------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                      5,504,300       16,467,322
---------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)         1,233,400       32,381,114
---------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       668,000        4,004,953
---------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        4,750,575       31,711,865
---------------------------------------------------------------------------
Tesco PLC (Food Retail)                          7,694,000       24,372,307
---------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)            3,134,600       30,841,572
---------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   16,786,800       33,167,607
---------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                        4,053,725       12,095,181
===========================================================================
                                                                304,921,672
===========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,263,287,971)                         1,383,559,641
===========================================================================




                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
MONEY MARKET FUNDS-10.67%

STIC Liquid Assets Portfolio(c)                 82,479,202   $   82,479,202
---------------------------------------------------------------------------
STIC Prime Portfolio(c)                         82,479,202       82,479,202
===========================================================================
    Total Money Market Funds (Cost
      $164,958,404)                                             164,958,404
===========================================================================
TOTAL INVESTMENTS-100.14% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,428,246,375)                                             1,548,518,045
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.56%

STIC Liquid Assets Portfolio (c)(d)            116,950,011      116,950,011
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $116,950,011)                                       116,950,011
===========================================================================
TOTAL INVESTMENTS-107.70% (Cost
  $1,545,196,386)                                             1,665,468,056
===========================================================================
OTHER ASSETS LESS LIABILITIES-(7.70%)                          (119,071,036)
===========================================================================
NET ASSETS-100.00%                                           $1,546,397,020
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The aggregate market value of these securities at 04/30/03 was $49,488,468, which represented 3.20% of the Fund's net assets. These securities are not considered to be illiquid.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,545,196,386)*                            $1,665,468,056
------------------------------------------------------------
Foreign currencies, at value (cost
  $14,687,025)                                    14,379,490
------------------------------------------------------------
Receivables for:
  Investments sold                                22,984,444
------------------------------------------------------------
  Capital stock sold                              15,608,494
------------------------------------------------------------
  Dividends                                        4,767,205
------------------------------------------------------------
  Due from advisor -- See Note 2                     670,300
------------------------------------------------------------
Investment for deferred compensation plan             74,076
------------------------------------------------------------
Other assets                                         246,309
============================================================
     Total assets                              1,724,198,374
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            7,446,688
------------------------------------------------------------
  Capital stock reacquired                        50,131,958
------------------------------------------------------------
  Deferred compensation plan                          74,076
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      116,950,011
------------------------------------------------------------
Accrued distribution fees                          1,120,525
------------------------------------------------------------
Accrued directors' fees                                1,369
------------------------------------------------------------
Accrued transfer agent fees                        1,590,954
------------------------------------------------------------
Accrued operating expenses                           485,773
============================================================
     Total liabilities                           177,801,354
============================================================
Net assets applicable to shares outstanding   $1,546,397,020
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)    $2,048,495,737
------------------------------------------------------------
Undistributed net investment income (loss)        (3,226,013)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (619,020,846)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              120,148,142
============================================================
                                              $1,546,397,020
____________________________________________________________
============================================================




NET ASSETS:

Class A                                       $1,099,163,527
____________________________________________________________
============================================================
Class B                                       $  341,239,709
____________________________________________________________
============================================================
Class C                                       $  105,767,782
____________________________________________________________
============================================================
Class R                                       $      151,940
____________________________________________________________
============================================================
Institutional Class                           $       74,062
____________________________________________________________
============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     480,000,000
------------------------------------------------------------
  Outstanding                                     86,900,559
____________________________________________________________
============================================================
Class B:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                     28,588,760
____________________________________________________________
============================================================
Class C:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                      8,854,801
____________________________________________________________
============================================================
Class R:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                         12,066
____________________________________________________________
============================================================
Institutional Class:
  Authorized                                     240,000,000
------------------------------------------------------------
  Outstanding                                          5,818
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        12.65
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.65 divided by
       94.50%)                                $        13.39
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        11.94
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        11.94
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        12.59
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        12.73
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $112,749,551 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,460,982)      $ 11,217,866
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       499,208
--------------------------------------------------------------------------
Interest                                                            24,425
--------------------------------------------------------------------------
Security lending income                                            208,852
==========================================================================
    Total investment income                                     11,950,351
==========================================================================

EXPENSES:

Advisory fees                                                    7,082,344
--------------------------------------------------------------------------
Administrative services fees                                       184,806
--------------------------------------------------------------------------
Custodian fees                                                     651,972
--------------------------------------------------------------------------
Distribution fees -- Class A                                     1,572,006
--------------------------------------------------------------------------
Distribution fees -- Class B                                     1,817,658
--------------------------------------------------------------------------
Distribution fees -- Class C                                       534,856
--------------------------------------------------------------------------
Distribution fees -- Class R                                           441
--------------------------------------------------------------------------
Transfer agent fees                                              3,673,119
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              36
--------------------------------------------------------------------------
Directors' fees                                                      8,404
--------------------------------------------------------------------------
Other                                                              411,712
==========================================================================
    Total expenses                                              15,937,354
==========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                      (929,206)
==========================================================================
    Net expenses                                                15,008,148
==========================================================================
Net investment income (loss)                                    (3,057,797)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (44,743,368)
--------------------------------------------------------------------------
  Foreign currencies                                             1,122,480
==========================================================================
                                                               (43,620,888)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         50,098,627
--------------------------------------------------------------------------
  Foreign currencies                                               (37,001)
==========================================================================
                                                                50,061,626
==========================================================================
Net gain from investment securities and foreign currencies       6,440,738
==========================================================================
Net increase in net assets resulting from operations          $  3,382,941
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (3,057,797)   $   (8,846,063)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (43,620,888)     (221,331,772)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             50,061,626        52,979,939
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    3,382,941      (177,197,896)
==============================================================================================
Share transactions-net:
  Class A                                                         (1,995,141)     (212,077,269)
----------------------------------------------------------------------------------------------
  Class B                                                        (56,302,139)     (148,436,124)
----------------------------------------------------------------------------------------------
  Class C                                                         (7,620,053)      (35,844,117)
----------------------------------------------------------------------------------------------
  Class R                                                            106,369            49,318
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --            80,835
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (65,810,964)     (396,227,357)
==============================================================================================
    Net increase (decrease) in net assets                        (62,428,023)     (573,425,253)
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,608,825,043     2,182,250,296
==============================================================================================
  End of period                                               $1,546,397,020    $1,608,825,043
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $248,008. Under an agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, a receivable of $670,300 has been recorded for the estimated amount which AIM reimbursed to the Fund on June 27, 2003.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $184,806 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $1,245,629 for such services.

    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid AIM Distributors $1,572,006, $1,817,658, $534,856 and $441, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $43,176 in front-end sales commissions from the sale of Class A shares and $484,459, $142, $15,694 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and directors of the Company are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $2,700 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $10,795 and reductions in custodian fees of $103 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,898.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to each director who is not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which were parties to the line of credit could borrow on a first come, first served basis. The funds, which were party to the line of credit, were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $112,749,551 were on loan to brokers. The loans were secured by cash collateral of $116,950,011 received by the Fund and invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $208,852 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD
------------------------------------------------------------------------------
October 31, 2005                                                  $  4,400,190
------------------------------------------------------------------------------
October 31, 2006                                                     4,587,222
------------------------------------------------------------------------------
October 31, 2008                                                     5,435,313
------------------------------------------------------------------------------
October 31, 2009                                                   326,330,819
------------------------------------------------------------------------------
October 31, 2010                                                   221,461,389
==============================================================================
Total capital loss carryforward                                   $562,214,933
______________________________________________________________________________
==============================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $449,791,927 and $571,093,424 respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities          $192,237,443
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (72,398,505)
================================================================================
Net unrealized appreciation of investment securities                $119,838,938
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $1,545,629,118.

NOTE 9--CAPITAL STOCK

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in capital stock outstanding during the six months ended April 30, 2003 and 2002 were as follows:

                                                                     SIX MONTHS ENDED                      YEAR ENDED
                                                                      APRIL 30, 2003                    OCTOBER 31, 2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      194,230,925    $ 2,400,431,614     368,401,191    $ 5,196,926,844
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,042,694         12,312,918       3,311,442         44,849,213
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        9,505,574        111,724,479      15,573,890        203,220,053
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         610,218          7,614,278           3,845             49,318
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 --                 --           5,818             80,835
================================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                          386,826          4,805,103         660,780          9,377,577
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (409,192)        (4,805,103)       (698,495)        (9,377,577)
================================================================================================================================
Reacquired:
  Class A                                                     (193,896,927)    (2,407,231,858)   (380,070,713)    (5,418,381,690)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (5,437,524)       (63,809,954)    (13,644,671)      (183,907,760)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (10,135,530)      (119,344,532)    (18,116,304)      (239,064,170)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (601,997)        (7,507,909)             --                 --
================================================================================================================================
                                                                (4,704,933)   $   (65,810,964)    (24,573,217)   $  (396,227,357)
________________________________________________________________________________________________________________________________
================================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** Institutional shares commenced sales on March 15, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                                     YEAR ENDED OCTOBER 31,
                                      APRIL 30,          ------------------------------------------------------------------------
                                        2003                2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $    12.69          $    14.45       $    21.60    $    21.73       $    17.59    $    16.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.01)(a)           (0.03)(a)        (0.01)         0.08(a)         (0.03)         0.05(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        (0.03)              (1.73)           (5.66)         0.72             4.49          0.96
=================================================================================================================================
    Total from investment
      operations                          (0.04)              (1.76)           (5.67)         0.80             4.46          1.01
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --                  --               --            --            (0.11)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --                  --            (1.48)        (0.93)           (0.21)           --
=================================================================================================================================
    Total distributions                      --                  --            (1.48)        (0.93)           (0.32)        (0.06)
=================================================================================================================================
Net asset value, end of period       $    12.65          $    12.69       $    14.45    $    21.60       $    21.73    $    17.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                           (0.32)%            (12.18)%         (27.96)%        3.16%           25.73%         6.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,099,164          $1,093,344       $1,404,269    $2,325,636       $2,058,419    $1,724,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                         1.76%(c)            1.70%            1.57%         1.44%            1.48%         1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements                 1.88%(c)            1.74%            1.61%         1.48%            1.52%         1.49%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.19)%(c)          (0.21)%          (0.04)%        0.30%           (0.14)%        0.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                   32%                 77%              85%           87%              86%           78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,056,688,936.
(d)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                               YEAR ENDED OCTOBER 31,
                                            APRIL 30,        -----------------------------------------------------------------
                                               2003            2002           2001        2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.02        $  13.78       $  20.81    $  21.11       $  17.13       $  16.27
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.05)(a)       (0.12)(a)      (0.13)      (0.11)(a)      (0.17)(a)      (0.09)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.03)          (1.64)         (5.42)       0.74           4.36           0.95
==============================================================================================================================
    Total from investment operations            (0.08)          (1.76)         (5.55)       0.63           4.19           0.86
==============================================================================================================================
Less distributions from net realized gains         --              --          (1.48)      (0.93)         (0.21)            --
==============================================================================================================================
Net asset value, end of period               $  11.94        $  12.02       $  13.78    $  20.81       $  21.11       $  17.13
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                 (0.67)%        (12.77)%       (28.48)%      2.42%         24.72%          5.29%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $341,240        $401,288       $612,125    $997,843       $887,106       $744,987
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                               2.46%(c)        2.40%          2.27%       2.18%          2.27%          2.22%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                               2.58%(c)        2.44%          2.31%       2.22%          2.31%          2.26%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.89)%(c)      (0.91)%        (0.75)%     (0.44)%        (0.93)%        (0.49)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                         32%             77%            85%         87%            86%            78%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $366,544,365.
(d)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                               YEAR ENDED OCTOBER 31,
                                            APRIL 30,        ----------------------------------------------------------------
                                               2003            2002           2001        2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.03        $  13.79       $  20.82    $  21.13       $  17.14       $ 16.27
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.05)(a)       (0.12)(a)      (0.13)      (0.11)(a)      (0.17)(a)     (0.09)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.04)          (1.64)         (5.42)       0.73           4.37          0.96
=============================================================================================================================
    Total from investment operations            (0.09)          (1.76)         (5.55)       0.62           4.20          0.87
=============================================================================================================================
Less distributions from net realized gains         --              --          (1.48)      (0.93)         (0.21)           --
=============================================================================================================================
Net asset value, end of period               $  11.94        $  12.03       $  13.79    $  20.82       $  21.13       $ 17.14
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                 (0.75)%        (12.76)%       (28.47)%      2.37%         24.76%         5.35%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $105,768        $114,070       $165,857    $253,998       $118,208       $58,579
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                               2.46%(c)        2.40%          2.27%       2.18%          2.27%         2.22%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                               2.58%(c)        2.44%          2.31%       2.22%          2.31%         2.26%
=============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.89)%(c)      (0.91)%        (0.75)%     (0.44)%        (0.93)%       (0.49)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(d)                         32%             77%            85%         87%            86%           78%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $107,857,660.
(d)  Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.69            $ 15.27
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)          (0.02)(a)
--------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)        (0.08)             (2.56)
============================================================================================
    Total from investment operations                             (0.10)             (2.58)
============================================================================================
Net asset value, end of period                                  $12.59            $ 12.69
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                  (0.79)%           (16.90)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  152            $    49
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.96%(c)           1.89%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.08%(c)           1.93%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.39)%(c)         (0.40)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          32%                77%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $177,878.
(d)  Annualized
(e)  Not annualized for period less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               MARCH 15, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.73            $ 15.09
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.03(a)            0.03(a)
---------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)        (0.03)             (2.39)
=============================================================================================
    Total from investment operations                                --              (2.36)
=============================================================================================
Net asset value, end of period                                  $12.73            $ 12.73
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   0.00%            (15.64)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   74            $    74
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)           1.16%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.29%(c)           1.20%(d)
=============================================================================================
Ratio of net investment income to average net assets              0.40%(c)           0.33%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          32%                77%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustment in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $72,818.
(d)  Annualized
(e)  Not annualized for period less than one year.

                                                                     APPENDIX II

OCTOBER 31, 2002





ANNUAL REPORT





INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.

EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"...INVESTORS CONTINUED TO ROTATE INTO INVESTMENTS BELIEVED TO BE RELATIVLEY STABLE, A TREND THAT BENEFITED THE COMPANIES...WE FAVOR."
SEE PAGE 6



[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

THINK GLOBALLY -- EVEN IN AN ENVIRONMENT WHERE IT'S TOUGH ALL OVER

FELLOW SHAREHOLDER:

In looking back over the past year, you may be disappointed that international stocks performed only slightly better than their U.S. counterparts. For the 12 months ended October 31, 2002, the MSCI-EAFE Index lost 12.93% while the S&P 500 Index declined 15.10%.*

Does this mean international investing no longer provides the diversification investors are seeking? Hardly. Although markets have been tough all over, this is no reason to abandon your diversification plan. If anything, now is the time to adhere to it with more resolve than ever.

When it comes to investing for the long term, it can be tempting to second-guess yourself precisely when you shouldn't. After all, we diversify to prepare for what we cannot predict -- and this truism hasn't changed. Just because international stocks (as measured by the MSCI-EAFE Index) declined along with U.S. stocks this past fiscal year doesn't mean they'll do so going forward.

Furthermore, some areas have suffered from the global recession less than others. No investor enjoys seeing portfolio declines, regardless of the circumstances. However, there are always winners -- both absolute and relative
- in an investment universe that knows no borders. For example, INVESCO International Blue Chip Value Fund managed to outperform its benchmark as well as the S&P 500 Index by a healthy margin. You can read more about the fund's performance and investment strategy beginning on page six.

Inside, you'll also find an interview with Portfolio Manager Erik Granade, in which he discusses the benefits of international investing in more detail, explaining why he believes that global diversification continues to be important in all market environments. It's a refresher that could help all of us stay on track with our long-term investment plan through these challenging times.

Sincerely,

/s/Mark H. Williamson
---------------------
Mark H. Williamson

Chairman and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REPRESENTING THE DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA: EUROPE, AUSTRALASIA, AND THE FAR EAST. THESE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS,
INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"...ON AVERAGE, INTERNATIONAL STOCKS ARE CHEAPER THAN U.S. STOCKS BY ALMOST EVERY VALUATION MEASURE."

- -- PAGE 9

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN............................................1
FUND REPORTS........................................................3
AN INTERVIEW WITH ERIK GRANADE......................................9
MARKET HEADLINES...................................................11
INVESTMENT HOLDINGS................................................13
FINANCIAL STATEMENTS...............................................21
NOTES TO FINANCIAL STATEMENTS......................................26
FINANCIAL HIGHLIGHTS...............................................32
OTHER INFORMATION..................................................39

                                           INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
                                               TOTAL RETURN, PERIODS ENDED 4/30/02*


                                                                                                                         Manager's
                                                                 Cumulative                            10 years+ or         Report
Fund (Inception)                                                  6 months     1 year   5 years+    Since Inception**       Page #
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS A
(WITH SALES CHARGE) (4/02)                                         (27.21%)      N/A      N/A           (35.00%)**^           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS B
(WITH CDSC) (4/02)                                                 (29.98%)      N/A      N/A           (34.16%)**^           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C
(WITH CDSC) (2/00)                                                 (26.72%)    (30.92%)   N/A           (38.08%)**+           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)                                      (24.90%)    (28.04%)   N/A           (36.66%)**+           3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)                                (24.68%)    (27.74%)  (7.84%)          3.42%               3
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-CLASS A (WITH SALES CHARGE) (4/02)                      (24.56%)      N/A      N/A           (22.89%)**^           6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-CLASS B (WITH CDSC) (4/02)                              (25.46%)      N/A      N/A           (23.42%)**^           6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-CLASS C (WITH CDSC) (2/00)                              (21.53%)    (12.17%)   N/A           (14.67%)**+           6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
VALUE FUND-INVESTOR CLASS (10/98)                                  (20.11%)    (10.04%)   N/A            (4.54%)**+           6
----------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002.

+AVERAGE ANNUALIZED

**FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY


^NOT ANNUALIZED

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the 12 months ended October 31, 2002, European markets struggled under a cloud of uncertainty. Initially, economic conditions appeared to be improving, with business expectations -- as measured by the German IFO Index, a key indicator of the business climate in Europe's largest economy -- trending higher for the first five months of the period. Healthy consumer demand, the euro's relative strength against the dollar, and benign inflation were additional positives supporting the notion that the groundwork for a gradual recovery was being laid.

However,  as  the  period  progressed,   more  negative  factors  darkened  this
perspective. As in the U.S., depressed capital spending, increasingly weak economic data, disappointing corporate earnings, and flagging consumer confidence confronted European stocks in the fund's second and third fiscal quarters. Weak investor sentiment was exacerbated by reports of accounting malfeasance in the U.S., the possibility of a U.S./Iraqi war, and severe flooding in August, which caused great damage in Eastern Germany, the Czech Republic, and parts of Austria.

--------------------------------------------------------------------------------
                                EUROPEAN FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/02
--------------------------------------------------------------------------------

Nokia Oyj.......................................4.35%
Vodafone Group PLC..............................3.43%
Nestle SA.......................................2.81%
Novartis AG.....................................2.72%
BP PLC .........................................2.71%
Aventis SA .....................................2.42%
British Sky Broadcasting Group PLC..............2.29%
HSBC Holdings PLC ..............................2.27%
GlaxoSmithKline PLC ............................2.02%
Shell Transport & Trading PLC...................1.99%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In October, the final month of the period, stocks bounced back somewhat as investors sought to take advantage of low valuations. But this rebound was not nearly enough to reverse the losses posted earlier in the year, and European Fund-Investor Class finished the 12-month period ended October 31, 2002, down by 27.74%. In comparison, the MSCI-Europe Index declined 13.59% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

CONSUMER DISCRETIONARY, HEALTH CARE HOLDINGS OUTPERFORM

In a market environment rife with obstacles, there were few areas of strength. The fund's holdings in the consumer discretionary and health care sectors outperformed both the broad market and their counterparts in the index. Specifically, a number of stocks from the auto industry posted impressive gains, bolstered by solid consumer spending as well as abundant interest-free and low-cost credit. Porsche AG was a particularly effective stock for us. The company began the period by announcing annual pre-tax profits of $592 million in November 2001 -- an impressive figure that surpassed analysts' original expectations. Subsequent strong sales and the release of a new Porsche sport utility vehicle sustained the stock's performance as the period progressed.

In health care, some of our pharmaceutical holdings faced patent expirations, Food and Drug Administration (FDA) roadblocks, and research disappointments. Even so, the fund's health care holdings managed to outperform, thanks in part to a strong showing from Swiss drug manufacturer Novartis AG. As a generic producer, Novartis was invulnerable to the patent problems other drug companies faced and reported solid earnings throughout the year. Another outperformer from the health care sector was corrective lens manufacturer Essilor International SA, which experienced strong sales growth.

FUND'S POSITIONING TAKES A TOLL

The sectors that performed best over the past year tended to be areas of the market that are less appealing to long-term growth investors like us. Most conspicuously, consumer staples stocks moved higher. Similarly, energy and basic materials stocks were favored -- no surprise, given investors' bearish mood and appetite for more defensive investments. By maintaining underweight positions in all three of these sectors, we were unable to capitalize on this trend, and the fund's performance suffered as a result.

At the same time, those higher-risk/higher-reward sectors known for their growth potential -- and therefore emphasized in a growth fund like ours -- fell prey to the stingy European economy. The technology sector was the hardest-hit. Unfortunately, even tech companies with healthy earnings could not overcome the negative sentiment generated by the poor near-term outlook for the sector. For example, Nokia Oyj, a key position in the fund, announced solid second- and third-quarter earnings, while continuing to roll out appealing new products. The company's latest offering, a phone with a built-in camera, has been well received by consumers. However, given the dismal market environment, it may take time for Nokia to flourish again, and the stock detracted from the fund's overall performance.

PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 10/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            United Kingdom..............31.65%
            France......................17.58%
            Switzerland.................11.29%
            Spain........................7.12%
            Netherlands..................6.37%
            Germany......................6.28%
            Finland......................4.35%
            Italy........................3.58%
            Sweden.......................2.71%
            Denmark......................1.87%
            Norway.......................0.94%
            Ireland......................0.73%
            Belgium......................0.52%
            Net Cash &
            Cash Equivalents.............5.01%

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 10/31/02.

      INVESCO EUROPEAN FUND-INVESTOR CLASS      MSCI-EUROPE INDEX(2)

10/92 $10,000                                   $10,000
10/93 $12,178                                   $12,619
10/94 $13,084                                   $14,089
10/95 $14,448                                   $16,017
10/96 $17,839                                   $18,891
10/97 $21,063                                   $23,879
10/98 $26,311                                   $29,471
10/99 $29,636                                   $33,258
10/00 $36,180                                   $33,661
10/01 $19,376                                   $26,067
10/02 $14,002                                   $22,524

FUND MANAGEMENT

TEAM MANAGED

[PHOTOGRAPH OF DOMINIC WALLINGTON OMITTED]

DOMINIC WALLINGTON

DOMINIC WALLINGTON LEADS THE TEAM MANAGING INVESCO EUROPEAN FUND. HE RECEIVED A MASTER'S DEGREE IN FINANCE AND INVESTMENT FROM EXETER UNIVERSITY AND A BA (HONS) IN FINANCIAL SERVICES FROM BOURNEMOUTH POLYTECHNIC. MR. WALLINGTON JOINED INVESCO PLC IN 2000 AS A PORTFOLIO MANAGER ON THE EUROPEAN TEAM, WITH PARTICULAR FOCUS ON U.K. PENSION FUND MANDATES. PRIOR TO JOINING INVESCO, HE WAS A PORTFOLIO MANAGER RUNNING THE U.K. INCOME AND SMALLER COMPANIES UNIT TRUSTS AND A NUMBER OF SPECIALIST MANDATES FOR CREDIT SUISSE ASSET MANAGEMENT.

NEW MANAGEMENT TEAM ADHERES TO GROWTH PHILOSOPHY

Although a new management team now heads the fund, its growth-oriented philosophy remains as strong as ever. Indeed, no dramatic changes have been made that will compromise the portfolio's ability to excel under favorable market conditions.

We did, however, make some minor adjustments to the portfolio recently, such as reducing the fund's exposure to the auto industry -- an area where demand for new cars may have gotten ahead of itself due to the prevalence of interest-free and low-cost credit. We also trimmed some technology stocks to take profits and sold Allianz AG Holding, a German insurer that has done well for the fund but could be facing structural problems going forward.

Overall, we believe that western economies will continue to grow slowly in 2003, as we've seen no change in the economic data to suggest a more rapid ascent. Consequently, we will remain focused on high-quality companies providing top-line growth, margin expansion, and strong underlying cash flow. In short, we'll invest in those firms that we believe are best equipped to endure any additional volatility and emerge even stronger once the cloud over European markets finally lifts.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS A  AND CLASS B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class A to the value of a $10,000 investment in the MSCI-Europe Index(2) and the value of a $10,000 investment in INVESCO European Fund - Class B to the value of a $10,000 investment in the MSCI-Europe Index (2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 10/31/02.

         INVESCO EUROPEAN FUND-CLASS A    INVESCO EUROPEAN FUND-CLASS B    MSCI-EUROPE INDEX(2)
4/1/02   $10,000                          $10,000                          $10,000
10/31/02 $ 6,500                          $ 6,584                          $ 8,105

LINE GRAPH:  INVESCO EUROPEAN FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 10/31/02.

      INVESCO EUROPEAN FUND-CLASS C             MSCI-EUROPE INDEX(2)

2/00  $10,000                                   $10,000
10/00 $ 7,444                                   $ 9,140
10/01 $ 3,889                                   $ 7,078
10/02 $ 2,725                                   $ 6,116

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 10/31/02.

      INVESCO EUROPEAN FUND-CLASS K             MSCI-EUROPE INDEX(2)

12/00 $10,000                                   $10,000
10/01 $ 5,884                                   $ 8,054
10/02 $ 4,234                                   $ 6,959

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

After starting the fiscal year on a positive note, international markets sold off for much of the period, as investors remained highly cautious. The market's risk aversion was understandable, as investors were fed a steady diet of unnerving developments throughout the period. Investor confidence was assaulted by global economic worries, rising geopolitical tensions, and corporate accounting scandals. As a result, the stock market offered few places of refuge during the period, and most markets suffered significant declines.

The fund's holdings were not immune to the broad market weakness, and for the 12 months ended October 31, 2002, the value of International Blue Chip Value
Fund-Investor Class shares declined 10.04%. Despite the drop in value, this return compares favorably to the loss of 12.93% posted by the MSCI-EAFE Index during the same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

MARKET ANXIETIES SUPPORTED MANY OF THE FUND'S HOLDINGS

The fund's value focus supported its relative performance, as most of the fund's holdings proved to be somewhat more resilient and benefited from above-average financial strength. Our approach to stock selection also contributed positively to results, as we emphasized companies possessing solid balance sheets and financial health, leading market positions and straightforward accounting. As the market's anxiety increased throughout the period, investors continued to rotate into investments believed to be relatively stable, a trend that benefited companies exhibiting the traits we favor.

One such area, for example, was consumer staples. As the sector's name implies, companies in this area sell goods and services that people buy regardless of the prevailing economic climate. These companies tend to be more immune to the economic cycle. As such, investors often move into consumer staples companies during times of rising uncertainty, like we saw during the past fiscal year. Individual companies that made positive contributions to the fund's performance included Unilever NV, the Dutch consumer products giant, and Nestle SA, the Swiss food manufacturer.

MATERIALS AND FINANCIAL SERVICES OUTPERFORM

The fund's exposure to materials also supported performance. Although the broad materials sector declined during the period, the fund's holdings generally advanced. Standouts included Rio Tinto Ltd, the Australian timber company, and Japan's Shin-Etsu Chemical Ltd, as well as Syngenta AG, the Swiss agricultural company, which moved higher in anticipation of an improving global economy.

Another area of relative strength was the fund's financial services weighting. Although our holdings in this sector declined overall, outstanding performance from a handful of companies, notably National Australia Bank Ltd and Spain's Banco Popular Espanol SA, helped the fund to outperform the broader market.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/02
--------------------------------------------------------------------------------

TotalFinaElf SA Sponsored ADR Representing 1/2 Ord Shr...3.16%
Nestle SA ...............................................3.11%
Cadbury Schweppes PLC....................................2.76%
Novartis AG..............................................2.68%
HSBC Holdings PLC........................................2.65%
Shell Transport & Trading PLC New York Registered Shrs...2.60%
Scottish Power PLC.......................................2.42%
Eni SpA Sponsored ADR Representing 5 Ord Shrs............2.29%
Endesa SA Sponsored ADR Representing Ord Shrs............2.23%
Diageo PLC...............................................2.22%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 10/31/02.

       INVESCO INTERNATIONAL BLUE CHIP
         VALUE FUND-INVESTOR CLASS                    MSCI-EAFE INDEX(4)

10/98  $10,000                                        $10,000
10/99  $11,199                                        $12,337
10/00  $11,497                                        $12,009
10/01  $ 9,227                                        $ 9,045
10/02  $ 8,301                                        $ 7,876

WEAK YEN AIDS FUND'S JAPANESE STOCKS

The period also saw the fund's Japanese stocks perform relatively well. After years of underperformance, the Japanese market saw several areas of strength during the fiscal year, notably Japanese technology and consumer stocks -- two groups that stand to benefit from a global economic recovery and a persistently weak yen. Among the Japanese companies that contributed positively to the fund's showing were Sony Corp and Canon Inc. Other areas that added value to the fund's relative performance were energy and health care.

On a negative note, the fund's industrial stocks underperformed. Individual disappointments included Hitachi Ltd in Japan and U.K. defense contractor BAE Systems PLC.

MARKET OUTLOOK REMAINS UNCERTAIN

Following favorable price performance, we elected to take profits in some of our European financial services holdings and, to a lesser extent, in select technology stocks.

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 10/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            United Kingdom..............26.38%
            Japan.......................20.65%
            Switzerland.................10.52%
            France.......................8.04%
            Netherlands..................6.28%
            Germany......................4.36%
            Spain........................4.36%
            Italy........................4.21%
            South Korea..................2.76%
            Brazil.......................1.70%
            Mexico.......................1.57%
            Denmark......................1.56%
            Australia....................1.48%
            Norway.......................1.23%
            Portugal.....................1.12%
            Canada.......................0.67%
            Sweden.......................0.18%
            Net Cash &
            Cash Equivalents.............2.93%

Looking ahead, the recently announced rate cut of 50 basis points by the U.S. Federal Reserve and the Republican victory in Congress bode well for equities, with pharmaceutical and energy companies likely to particularly benefit. Although risks of war in Iraq may have escalated of late, and a weak global economy may also delay a sustained rally in stocks, non-U.S. equities continue to look attractively priced, especially relative to the domestic market. We are also able to identify attractive long-term investments with proven financial strength in almost all key segments of the overseas markets.

As always, INVESCO remains committed to its disciplined approach to stock picking, and will continue to ensure broad portfolio diversification as a means of seeking predictable and consistent portfolio returns.

FOR MORE DETAILS ON ERIK GRANADE'S CURRENT OUTLOOK FOR INTERNATIONAL MARKETS, PLEASE SEE PAGE 9.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-CLASS A  AND CLASS B
             GROWTH OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4) and the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Class B to the value of a $10,000 investment in the MSCI-EAFE Index (4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 10/31/02.

         INVESCO INTERNATIONAL BLUE CHIP     INVESCO INTERNATIONAL BLUE CHIP
         VALUE-CLASS A                       VALUE-CLASS B                       MSCI-EAFE INDEX(4)
4/1/02   $10,000                             $10,000                             $10,000
10/31/02 $ 7,711                             $ 7,658                             $ 8,262

LINE GRAPH:  INVESCO INTERNATONAL BLUE CHIP VALUE FUND-CLASS C GROWTH OF
             $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 10/31/02.

         INVESCO INTERNATIONAL BLUE CHIP
         VALUE FUND-CLASS C                  MSCI-EAFE INDEX(4)

2/00      $10,000                            $10,000
10/00     $ 9,237                            $ 8,969
10/01     $ 7,321                            $ 6,755
10/02     $ 6,503                            $ 5,882

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALASIA/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

TEAM MANAGED

[PHOTOGRAPH OF ERIK B. GRANADE, CFA, CIC OMITTED]

ERIK B. GRANADE, CFA, CIC

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AS WELL AS A CHARTERED INVESTMENT COUNSELOR. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

QUESTIONS & ANSWERS

AN INTERVIEW WITH INTERNATIONAL BLUE CHIP VALUE FUND MANAGER

[PHOTOGRAPH OF ERIK GRANADE OMITTED]

ERIK GRANADE MANAGES INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

INTERNATIONAL STOCKS CONTINUE TO OFFER OPPORTUNITIES FOR DIVERSIFICATION AND GROWTH

INVESTORS OFTEN VIEW INTERNATIONAL STOCKS AS AN OPPORTUNITY TO INCREASE THE DIVERSIFICATION OF THEIR PORTFOLIOS. BUT WITH THE GLOBAL ECONOMY BECOMING INCREASINGLY INTEGRATED, IS THAT STILL A VIABLE STRATEGY?

ERIK GRANADE: Yes, while there's a trend toward greater globalization of financial markets and economies, we believe it's still in the early stages. Most professional investors in the U.S. are still segmented along domestic and international lines with the vast majority focusing primarily on the former. As a result, most U.S. equity portfolios predominantly contain U.S. stocks. Moreover, foreign share prices are set, at the margin, by locally based investors. When the global economy is completely integrated, investors will have stopped thinking about investments as being "domestic" or "international" because those labels will have lost their meaning.

International markets still offer investors unique opportunities because each market has a different composition. For example, if you break down each market according to the market capitalization of different economic sectors, you would see that the financial services and energy sectors -- two areas that have weathered the bear market relatively well -- represent a much larger percentage of international market capitalization than they do in domestic markets. Conversely, the technology and health care sectors represent a larger percentage of U.S. stock market capitalization than they do in foreign markets. That's not to say that one market is superior to another, but rather that they're different, and that this difference represents another opportunity for diversification.

ASIDE FROM THE DIVERSIFICATION BENEFITS ONE MIGHT EXPECT TO REALIZE FROM INTERNATIONAL INVESTMENTS, ARE THERE OTHER REASONS TO EXPLORE OPPORTUNITIES ABROAD?

ERIK GRANADE: I think there are several. For example, on average, international stocks are cheaper than U.S. stocks by almost every valuation measure. The "U.S. premium" that domestic companies have always sported vis-a-vis their foreign counterparts is higher now than the historical norms. Not only have foreign stocks historically tended to be cheaper than U.S. stocks, but also, given the sustained outperformance of U.S. stocks in the late 1990s, they are cheaper today relative to U.S. equities than they have historically been.

WHY DOES THE "U.S. PREMIUM" EXIST?

ERIK GRANADE: One reason is investors' belief that U.S. companies are inherently more profitable than foreign companies. While the perception has been that U.S. companies have been more profitable, many foreign companies, particularly globally-competitive European companies, have seen their underlying profitability rise steadily since the 1990s. Consequently, while past profitability comparisons have suggested U.S. companies are more profitable, this is certainly not the case across the board.

Another cause for the "U.S. premium" is the historical belief that the domestic market's regulations, standardized corporate accounting and disclosure requirements resulted in them being more secure and transparent than international markets. However, given the accounting scandals of the past year, that perception is beginning to change.

ARE THERE ANY OTHER REASONS TO INVEST IN INTERNATIONAL MARKETS?

ERIK GRANADE: Another good reason to invest in foreign companies is the potential change to the tax treatment of dividends by the Republican-controlled U.S. Congress. If Congress makes the tax treatment of dividends friendlier to investors, then the market's appreciation of companies with higher dividend yields could improve. This could benefit the stocks of foreign companies because they have historically offered a materially higher dividend yield than that of U.S. companies.

The currency backdrop also makes it particularly timely to invest in international stocks. During the 1990s, the rising value of the dollar curtailed the returns of foreign investments substantially, and it contributed to the consistent outperformance of U.S. stocks relative to international stocks.

More recently, however, the dollar has weakened versus the euro -- a trend that we believe could be sustainable. A weak dollar would materially enhance the dollar-based returns of foreign investments. Considering we could be facing an environment of lower absolute returns for equities, an additional 1% to 3% incremental gain from a favorable currency backdrop could help investors achieve their long-term goals sooner than later.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

"ANOTHER GOOD REASON TO INVEST IN FOREIGN COMPANIES IS THE POTENTIAL CHANGE TO THE TAX TREATMENT OF DIVIDENDS BY THE REPUBLICAN-CONTROLLED U.S. CONGRESS."

- -- ERIK GRANADE

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2001 THROUGH OCTOBER 2002

The 12 months ended October 31, 2002, were volatile for global markets, which fared relatively well during the first half of the year, only to disappoint investors in the second half. The fund's fiscal year began on a positive note in November and December 2001, months marked by an influx of improved economic data from virtually all corners of the world. In the United States, retail sales growth advanced on a wave of zero-percent automobile financing and a surge of mortgage refinancing. At the same time, two successive Federal Reserve interest rate cuts bolstered investor confidence.

The European Central Bank (ECB) opted to lower interest rates in November as well, given the lack of inflationary pressure in the region. Despite a difficult business climate, during which major European employers like DaimlerChrysler AG and ING Groep NV announced layoffs, markets in Europe continued to rebound off their September lows. Meanwhile, emerging markets were bolstered by Taiwan's acceptance into the World Trade Organization, reports of economic growth in Mexico, and an improvement in trade activity in South Korea. And while Argentina's economic crisis came to the forefront late in 2001, Latin American markets were largely unshaken. Japan, on the other hand, remained under pressure in November and December as the country's recession and credit concerns sent markets downward.

Unfortunately, the New Year brought a fresh dose of uncertainty that was most evident in the United States. U.S. markets dropped in January and February, sent lower by growing concern over the accounting issues raised by Enron Corp's bankruptcy. European stocks also retreated, though less sharply. Negative corporate news persisted across Europe, but the introduction of the euro as a physical currency proceeded smoothly in January. At the same time, emerging markets continued to outperform, aided by strong market gains in Taiwan and South Korea. In addition, Japan appeared to turn a corner in February. Indeed, Japanese stocks staged a rally as investors became more satisfied with the progress local banks made in their handling of bad loans.

European stocks advanced in March -- only to fall back again in April, with poor outlook statements from leading European technology bellwethers Nokia Oyj and Telefonaktiebolaget LM Ericsson setting the tone. On a positive note, however, the euro gained ground against the dollar and emerging markets continued to climb higher. Japan's markets also advanced, benefiting from a favorable outlook for the country's export sector.

Unfortunately, the pockets of strength evident in the first half of the fiscal year began to disappear in May. Global equities moved lower across the board, and the gap between the performance of developed and emerging markets shrank as political and economic troubles in Latin America undermined the outlook for emerging markets. Japan's outperformance also waned in June, with the Japanese unemployment rate rising and industrial output falling for the first time in five months.

Yet the key triggers for the month's losses appeared to be announcements that U.S. companies WorldCom Inc and Xerox Corp had misrepresented their finances -- unwelcome revelations for investors who had been hoping that Enron's disintegration would be an isolated incident. Not surprisingly, WorldCom's news caused telecommunications stocks around the globe to tumble.

As the summer progressed, investors' risk aversion continued to swell. With U.S. banking leaders such as JP Morgan Chase & Co and Citigroup Inc facing Congressional investigations related to their dealings with Enron, and French media company Vivendi Universal SA's accounting practices falling under suspicion as well, investors' worries mounted. Meanwhile, economic data increasingly pointed to a global slowdown. For example, the German IFO Index of business confidence retreated in July and in August. We also saw Japanese exports fall short of expectations in August, fanning concern that the country's export-led recovery could falter. Meanwhile, severe flooding across Europe only heightened the sense of uncertainty, raising questions about whether Germany would be able to implement tax cuts.

Encouragingly, the euro regained parity with the U.S. dollar in July for the first time since February 2000. Additionally, the International Money Fund offered to help Brazil with a $30 billion rescue package, aiding the performance of emerging markets in August.

But in September, international markets swooned, feeding off the U.S.'s steep decline. Bolstered by a Cabinet reshuffle that raised hopes for reform, the Japanese market performed the best among developed countries but still declined. Meanwhile, oil prices headed higher as discussion of a possible conflict between the U.S. and Iraq escalated. Other news included the re-election of German Chancellor Gerhard Schroeder. Although his Red-Green coalition won by an extremely thin margin, the election signaled that the Germans' appetite for reform is weak.

Conditions  improved  dramatically  in  October,  with equity  markets  rallying worldwide. In fact, only Japan and South Africa failed to post a monthly gain. This turn of events was triggered by third-quarter earnings reports that were generally better than many investors had expected. For example, Nokia reported healthy profits -- news that lifted technology issues across Europe and the U.K. In addition, the U.K. economy expanded, and Brazilian equities responded positively to the election of left-wing candidate Luiz Inacio Lula da Silva. Going forward, investors will be watching closely to see whether this rebound can be sustained in the face of mixed economic data and potentially over-optimistic earnings expectations for the fourth quarter.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

"CONDITIONS IMPROVED DRAMATICALLY IN OCTOBER, WITH EQUITY MARKETS RALLYING WORLDWIDE."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
92.71    COMMON STOCKS
0.52     BELGIUM
         Fortis                                      BA            60,000   $   1,096,856
==========================================================================================
1.87     DENMARK
         Group 4 Falck A/S                           DE            75,000       1,848,841
         Novo Nordisk A/S B Shrs                     PH            75,000       2,068,704
==========================================================================================
                                                                                3,917,545
4.35     FINLAND
         Nokia Oyj                                   TE           538,300       9,142,296
==========================================================================================
17.58    FRANCE
         A Novo(a)(c)                                EE           100,000         197,070
         Atos Origin SA(a)(b)                        IS            21,000         775,286
         Aventis SA                                  PH            85,000       5,088,409
         AXA                                         ML           125,000       1,865,478
         BNP Paribas SA                              BA            90,000       3,588,253
         Essilor International SA                    HS            67,870       2,732,154
         Hermes International NPV(b)                 AA             7,643       1,142,898
         L'Oreal SA                                  PE            23,000       1,712,823
         NRJ Group(b)                                BC           100,000       1,711,238
         Orange SA(a)                                WT           371,502       2,085,984
         Publicis Groupe(b)                          AD            70,000       1,594,383
         Renault SA                                  AM            20,000         940,785
         Sanofi-Synthelabo SA                        PH            35,000       2,140,286
         Societe Television Francaise 1(b)           BC            20,000         514,956
         STMicroelectronics NV                       SC            87,000       1,727,430
         TotalFinaElf SA                             IO            30,000       4,132,522
         Vivendi Environnement                       WU            90,640       2,148,873
         Vivendi Universal SA(b)                     ME           230,000       2,824,336
==========================================================================================
                                                                               36,923,164
4.00     GERMANY
         Aixtron AG(b)                               SE            73,619         438,158
         Altana AG                                   PH            50,000       2,392,565
         Bayerische Motoren Werke AG                 AM            55,000       1,963,517
         Deutsche Boerse AG                          DF            42,000       1,515,218
         Medion AG(b)                                DI            54,000       2,096,267
==========================================================================================
                                                                                8,405,725
0.73     IRELAND
         CRH PLC                                     BP           120,000       1,523,478
==========================================================================================
3.58     ITALY
         Assicurazioni Generali SpA                  ML            80,000       1,426,032
         Banco Popolare di Verona e Novara           BA           100,000       1,198,263
         Telecom Italia Mobile SpA(b)                WT           650,000       3,018,930
         UniCredito Italiano SpA(b)                  BA           500,000       1,881,570
==========================================================================================
                                                                                7,524,795

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.37     NETHERLANDS
         Aegon NV                                    ML           110,000   $   1,491,293
         ASML Holding NV(a)                          SE            80,000         701,132
         Heineken NV                                 BR            35,000       1,406,176
         ING Groep NV                                ML           135,000       2,258,033
         Koninklijke KPN NV(a)                       IE           389,889       2,471,085
         Koninklijke Philips Electronics NV          CL           135,000       2,419,798
         Teleplan International NV(a)                DE           180,000         891,270
         Vedior NV                                   ES           100,000         609,035
         VNU NV                                      PU            42,000       1,127,575
==========================================================================================
                                                                               13,375,397
0.94     NORWAY
         Tomra Systems ASA                           EN           270,000       1,978,727
==========================================================================================
7.12     SPAIN
         Banco Bilbao Vizcaya Argentaria SA(b)       BA           250,000       2,381,671
         Banco Santander Central Hispano SA(b)       BA           270,000       1,655,088
         Gas Natural SDG SA                          GU           171,974       2,886,684
         Repsol YPF SA                               OX           225,000       2,544,576
         Sogecable SA(a)(b)                          CO           105,000       1,029,417
         Telefonica Publicidad e Informacion SA(b)   AD           330,000       1,173,208
         Telefonica SA(a)                            IE           346,068       3,283,173
==========================================================================================
                                                                               14,953,817
2.71     SWEDEN
         Assa Abloy AB Series B Shrs                 BP           236,583       2,336,807
         Atlas Copco AB Series B Shrs                IM            50,000         979,547
         Securitas AB Series B Shrs                  DE           170,000       2,365,647
==========================================================================================
                                                                                5,682,001
11.29    SWITZERLAND
         Adecco SA                                   ES            35,000       1,375,152
         Credit Suisse Group(a)                      BA           150,000       2,865,465
         Micronas Semiconductor Holding AG(a)        SC            30,000         518,222
         Nestle SA                                   PF            27,500       5,896,051
         Novartis AG                                 PH           150,000       5,720,770
         Roche Holding AG                            PH            30,000       2,123,696
         Serono SA Bearer Shrs(b)                    DR             3,700       2,065,303
         Straumann Holding AG                        HC            22,240       1,581,899
         Zurich Financial Services AG                ML            16,666       1,569,282
==========================================================================================
                                                                               23,715,840
31.65    UNITED KINGDOM
         Arsenal Holdings PLC(a)                     ME                 2           4,694
         Associated British Foods PLC                PF           223,100       2,031,413
         Aviva PLC                                   ML           250,000       1,916,513
         Barclays PLC                                BA           600,000       4,149,054
         BP PLC                                      IO           887,000       5,689,617
         British Sky Broadcasting Group PLC(a)       CO           509,104       4,806,837
         Cadbury Schweppes PLC                       PF           175,000       1,138,956
         Centrica PLC                                OQ         1,000,000       2,847,390
         Compass Group PLC                           HO           200,000         886,289
         GKN PLC                                     AP           500,000       1,732,684
         GlaxoSmithKline PLC                         PH           222,440       4,245,690

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Hays PLC                                    ES           600,000   $     842,483
         HBOS PLC                                    BA           282,900       3,131,374
         HSBC Holdings PLC                           BA           427,200       4,758,683
         Imperial Tobacco Group PLC                  TO           135,700       2,123,027
         Lloyds TSB Group PLC                        BA           228,300       1,964,464
         Manchester United PLC                       LF         1,700,000       2,739,440
         National Grid Transco PLC                   EU           286,875       2,042,113
         Pearson PLC                                 PU           140,000       1,493,785
         Reckitt Benckiser PLC                       HP           107,800       1,956,376
         Royal Bank of Scotland Group PLC            BA            45,000       1,058,854
         Shell Transport & Trading PLC               IO           650,000       4,177,019
         Turbo Genset PLC(a)                         IM         1,031,612         266,303
         Unilever PLC                                FD           125,000       1,234,977
         Vodafone Group PLC                          WT         4,486,106       7,211,522
         WPP Group PLC                               AD           300,000       2,034,632
==========================================================================================
                                                                               66,484,189
         TOTAL COMMON STOCKS (COST $234,176,433)                              194,723,830
==========================================================================================
2.28     PREFERRED STOCKS
2.28     GERMANY
         Porsche AG, Pfd (Cost $1,981,832)           AM            10,000       4,798,004
==========================================================================================
5.57     SHORT-TERM INVESTMENTS
5.57     UNITED STATES
4.76     COMMERCIAL PAPER
         UBS Finance, Discount Notes, 1.890%,
           11/1/2002 (Amortized Cost $10,000,000)    BA    $   10,000,000      10,000,000
==========================================================================================
0.81     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 10/31/2002 due 11/1/2002 at
           1.800%, repurchased at $1,696,085
           (Collateralized by Fannie Mae,
           Benchmark Notes, due 6/15/2004
           at 3.000%, value $1,737,628)
           (Cost $1,696,000)                         RA        $1,696,000       1,696,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $11,696,000)                                        11,696,000
==========================================================================================
100.56   TOTAL INVESTMENTS AT VALUE
           (COST $247,854,265)                                                211,217,834
==========================================================================================
(0.56)   OTHER ASSETS LESS LIABILITIES                                         (1,177,148)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $ 210,040,686
==========================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
97.07    COMMON STOCKS
1.48     AUSTRALIA
         National Australia Bank Ltd                 BA            34,800   $     663,822
==========================================================================================
1.70     BRAZIL
         Companhia Vale do Rio Doce Sponsored ADR
           Representing Ord Shrs(a)                  DM            11,300         297,755

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Petroleo Brasileiro SA-Petrobras
           Sponsored ADR Representing Ord Shrs       OX            35,000   $     463,050
==========================================================================================
                                                                                  760,805
0.67     CANADA
         Barrick Gold                                GO            20,000         301,400
==========================================================================================
1.56     DENMARK
         Danske Bank A/S                             BA            43,900         699,035
==========================================================================================
8.04     FRANCE
         Compagnie de Saint-Gobain                   BP            20,000         434,346
         Compagnie Generale des Etablissements
           Michelin Series B Shrs                    TR            28,500         828,643
         Societe Generale Series A Shrs              BA            18,200         921,900
         TotalFinaElf SA Sponsored ADR
           Representing 1/2 Ord Shr                  IO            20,800       1,414,816
==========================================================================================
                                                                                3,599,705
4.36     GERMANY
         BASF AG                                     DC            21,500         797,152
         Bayer AG                                    DC            14,100         267,536
         Deutsche Bank AG                            BA            13,300         580,841
         SAP AG Sponsored ADR Representing
           1/4 Ord Shr                               AO            16,000         306,240
==========================================================================================
                                                                                1,951,769
4.21     ITALY
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs(b)                             IO            14,900       1,025,418
         Sanpaolo IMI SpA Sponsored ADR
           Representing 2 Ord Shrs(b)                BA            31,000         377,580
         Telecom Italia SpA Sponsored ADR
           Representing 10 Ord Shrs                  IE             6,000         480,000
==========================================================================================
                                                                                1,882,998
20.65    JAPAN
         Canon Inc                                   OE            26,000         959,269
         East Japan Railway                          RR               115         523,794
         Fuji Photo Film Ltd                         PT            35,000         965,635
         Hitachi Ltd Sponsored ADR Representing
           10 Ord Shrs                               EE             8,700         343,650
         Ito-Yokado Ltd                              FR            18,000         561,260
         Kao Corp                                    HP            30,000         685,658
         Kyocera Corp                                EE             7,700         453,792
         Nintendo Ltd                                LP             6,000         577,912
         Nippon Telegraph & Telephone Sponsored
           ADR Representing 1/200 Ord Shr            IE            47,000         867,150
         Sony Corp Sponsored ADR Representing
           Ord Shrs                                  CL            19,000         821,560
         Takeda Chemical Industries Ltd              PH            22,000         914,048
         Takefuji Corp                               CF            10,050         421,655
         TDK Corp                                    EE            12,500         490,776
         Toyota Motor                                AM            27,000         656,763
==========================================================================================
                                                                                9,242,922
1.57     MEXICO
         Telefonos de Mexico SA de CV Sponsored
           ADR Representing 20 Series L Shrs         IE            23,000         701,500
==========================================================================================


                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.28     NETHERLANDS
         ABN AMRO Holding NV Sponsored ADR
           Representing Ord Shrs                     BA            42,000   $     611,100
         ING Groep NV                                ML            44,000         735,951
         Koninklijke Philips Electronics NV
           New York Registered Shrs                  CL            41,000         725,700
         Unilever NV New York Registered Shrs        PF            11,525         737,715
==========================================================================================
                                                                                2,810,466
1.23     NORWAY
         Statoil ASA                                 OR            76,000         551,865
==========================================================================================
1.12     PORTUGAL
         Portugal Telecom SGPS SA Sponsored ADR
           Representing Ord Shrs                     IE            86,000         499,660
==========================================================================================
2.76     SOUTH KOREA
         Korea Electric Power Sponsored ADR
           Representing 1/2 Ord Shr                  EU            60,000         504,600
         KT Corp Sponsored ADR Representing
           1/2 Ord Shr                               IE            35,600         731,224
==========================================================================================
                                                                                1,235,824
4.36     SPAIN
         Banco Popular Espanol SA                    BA            12,400         530,975
         Endesa SA Sponsored ADR Representing
           Ord Shrs                                  EU            97,500       1,000,350
         Repsol YPF SA Sponsored ADR Representing
           Ord Shrs                                  IO            38,000         420,280
==========================================================================================
                                                                                1,951,605
0.18     SWEDEN
         Volvo AB Series B Shrs                      AM             5,500          82,839
==========================================================================================
10.52    SWITZERLAND
         Nestle SA                                   PF             6,500       1,393,612
         Novartis AG                                 PH            31,400       1,197,548
         Roche Holding AG                            PH            10,500         743,294
         Syngenta AG                                 FA            11,500         684,375
         Zurich Financial Services AG                ML             7,332         690,386
==========================================================================================
                                                                                4,709,215
26.38    UNITED KINGDOM
         Abbey National PLC                          BA            90,600         935,508
         BAE Systems PLC                             AE           238,700         695,544
         BP PLC                                      IO           123,000         788,977
         BT Group PLC                                IE           210,000         596,309
         Cadbury Schweppes PLC                       PF           189,800       1,235,279
         Diageo PLC                                  BR            88,000         991,956
         GlaxoSmithKline PLC                         PH            34,000         648,955
         GlaxoSmithKline PLC Sponsored ADR
           Representing 2 Ord Shrs                   PH            13,000         489,970
         HSBC Holdings PLC                           BA           106,300       1,184,101
         Kingfisher PLC                              GM           168,800         590,236
         Marks & Spencer Group PLC                   FR            82,571         483,465
         Rolls-Royce PLC                             AE           210,000         342,508
         Royal Bank of Scotland Group PLC            BA            24,700         581,193
         Scottish Power PLC                          EU           197,200       1,082,903

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Shell Transport & Trading PLC New York
           Registered Shrs                           IO            30,500   $   1,162,050
==========================================================================================
                                                                               11,808,954
         TOTAL COMMON STOCKS (COST $49,693,367)                                43,454,384
==========================================================================================
3.37     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
3.37     UNITED STATES
         Repurchase Agreement with State Street
           dated 10/31/2002 due 11/1/2002 at
           1.800%, repurchased at $1,507,075
           (Collateralized by Federal Home Loan
           Bank, Notes, due 2/13/2004 at 3.750%,
           value $1,541,591) (Cost $1,507,000)       RA    $    1,507,000       1,507,000
==========================================================================================
100.44   TOTAL INVESTMENTS AT VALUE
           (COST $51,200,367)                                                  44,961,384
==========================================================================================
(0.44)   OTHER ASSETS LESS LIABILITIES                                           (198,455)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $  44,762,929
==========================================================================================

(a) Security is non-income producing.

(b) Loaned security, a portion or all of the security is on loan at October 31, 2002.

(c) The following is a restricted security at October 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES
                                                                                    % OF
                                        ACQUISITION        ACQUISITION        NET ASSETS
DESCRIPTION                                    DATE               COST          AT VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
A Novo                                     9/19/00-
                                           10/10/00      $   3,659,958             0.09%
==========================================================================================

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                                          AD           2.29%     $  4,802,223
Apparel, Accessories & Luxury Goods                  AA            0.54        1,142,898
Auto Parts & Equipment                               AP            0.83        1,732,684
Automobile Manufacturers                             AM            3.67        7,702,306
Banks                                                BA           18.92       39,729,595
Brewers                                              BR            0.67        1,406,176
Broadcasting -- Radio/TV                             BC            1.06        2,226,194
Building Products                                    BP            1.84        3,860,285
Cable & Satellite Operators                          CO            2.78        5,836,254
Consumer Electronics                                 CL            1.15        2,419,798
Distributors                                         DI            1.00        2,096,267
Diversified Commercial Services                      DE            2.43        5,105,758
Diversified Financial Services                       DF            0.72        1,515,218
Drug Retail                                          DR            0.98        2,065,303

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Electric Utilities                                   EU            0.97%  $    2,042,113
Electronic Equipment & Instruments                   EE            0.09          197,070
Employment Services                                  ES            1.35        2,826,670
Environmental Services                               EN            0.94        1,978,727
Food Distributors                                    FD            0.59        1,234,977
Gas Utilities                                        GU            1.38        2,886,684
Health Care Equipment                                HC            0.75        1,581,899
Health Care Supplies                                 HS            1.30        2,732,154
Hotels & Resorts                                     HO            0.42          886,289
Household Products                                   HP            0.93        1,956,376
Industrial Machinery                                 IM            0.59        1,245,850
Integrated Oil & Gas                                 IO            6.66       13,999,158
Integrated Telecommunication Services                IE            2.74        5,754,258
Internet Software & Services                         IS            0.37          775,286
Leisure Facilities                                   LF            1.30        2,739,440
Movies & Entertainment                               ME            1.35        2,829,030
Multi-Line Insurance                                 ML            5.01       10,526,631
Oil & Gas Equipment & Services                       OQ            1.36        2,847,390
Oil & Gas Exploration, Production & Transportation   OX            1.21        2,544,576
Packaged Foods & Meats                               PF            4.32        9,066,420
Personal Products                                    PE            0.82        1,712,823
Pharmaceuticals                                      PH           11.32       23,780,120
Publishing & Printing                                PU            1.25        2,621,360
Repurchase Agreements                                RA            0.81        1,696,000
Semiconductor Equipment                              SE            0.54        1,139,290
Semiconductors                                       SC            1.07        2,245,652
Telecommunications Equipment                         TE            4.35        9,142,296
Tobacco                                              TO            1.01        2,123,027
Water Utilities                                      WU            1.02        2,148,873
Wireless Telecommunication Services                  WT            5.86       12,316,436
Other Assets Less Liabilities                                     (0.56)      (1,177,148)
==========================================================================================
                                                                 100.00%    $210,040,686
==========================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                                  AE            2.32%    $  1,038,052
Application Software                                 AO            0.68          306,240
Automobile Manufacturers                             AM            1.65          739,602
Banks                                                BA           15.83        7,086,055
Brewers                                              BR            2.22          991,956
Building Products                                    BP            0.97          434,346
Consumer Electronics                                 CL            3.46        1,547,260
Consumer Finance                                     CF            0.94          421,655
Diversified Chemicals                                DC            2.38        1,064,688
Diversified Metals & Mining                          DM            0.67          297,755
Electric Utilities                                   EU            5.78        2,587,853
Electronic Equipment & Instruments                   EE            2.88        1,288,218
Fertilizers & Agricultural Chemicals                 FA            1.53          684,375
Food Retail                                          FR            2.33        1,044,725
General Merchandise Stores                           GM            1.32          590,236
Gold                                                 GO            0.67          301,400

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Household Products                                   HP            1.53%    $    685,658
Integrated Oil & Gas                                 IO           10.75        4,811,541
Integrated Telecommunication Services                IE            8.66        3,875,843
Leisure Products                                     LP            1.29          577,912
Multi-Line Insurance                                 ML            3.19        1,426,337
Office Electronics                                   OE            2.14          959,269
Oil & Gas Exploration, Production & Transportation   OX            1.03          463,050
Oil & Gas Refining & Marketing                       OR            1.23          551,865
Packaged Foods & Meats                               PF            7.52        3,366,606
Pharmaceuticals                                      PH            8.92        3,993,815
Photographic Products                                PT            2.16          965,635
Railroads                                            RR            1.17          523,794
Repurchase Agreements                                RA            3.37        1,507,000
Tires & Rubber                                       TR            1.85          828,643
Other Assets Less Liabilities                                     (0.44)        (198,455)
==========================================================================================
                                                                 100.00%   $  44,762,929
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $  247,854,265     $  51,200,367
==========================================================================================
   At Value(a)                                           $  211,217,834     $  44,961,384
Cash                                                             56,278            63,848
Foreign Currency (Cost $70,785 and $24,415,
   respectively)                                                 71,136            24,513
Receivables:
   Investment Securities Sold                                   856,805           118,457
   Fund Shares Sold                                             646,989           104,137
   Dividends and Interest                                       203,602           101,379
   Foreign Tax Reclaim                                          270,408            56,050
Other Investments (Note 5)                                   13,301,175         1,446,000
Prepaid Expenses and Other Assets                                39,669            13,967
==========================================================================================
TOTAL ASSETS                                                226,663,896        46,889,735
==========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                    0            82,895
   Fund Shares Repurchased                                    3,176,904           575,232
   Securities Loaned                                         13,301,175         1,446,000
Depreciation on Forward Foreign Currency Contracts                7,938               662
Accrued Distribution Expenses
   Investor Class                                                38,160             8,862
   Class A                                                        1,526               509
   Class B                                                           59                75
   Class C                                                        5,011               888
   Class K                                                          254                --
Accrued Expenses and Other Payables                              92,183            11,683
==========================================================================================
TOTAL LIABILITIES                                            16,623,210         2,126,806
==========================================================================================
NET ASSETS AT VALUE                                      $  210,040,686     $  44,762,929
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $  511,255,617     $  60,517,922
Accumulated Undistributed Net Investment Income (Loss)          (40,916)          118,278
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency
   Transactions                                            (264,565,425)       (9,639,630)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                        (36,608,590)       (6,233,641)
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  210,040,686     $  44,762,929
==========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $  185,225,245     $  40,620,110
==========================================================================================
   Class A                                               $   12,827,002     $   2,944,136
==========================================================================================
   Class B                                               $       73,411     $      84,060
==========================================================================================
   Class C                                               $   11,241,956     $   1,114,623
==========================================================================================
   Class K                                               $      673,072                --
==========================================================================================


STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
                                                            (CONTINUED)       (CONTINUED)
------------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                            24,182,809         5,525,532
   Class A                                                    1,729,784           402,526
   Class B                                                        9,619            11,494
   Class C                                                    1,563,132           155,634
   Class K                                                       88,890                --
==========================================================================================
NET ASSET VALUE PER SHARE:
   Investor Class, Offering and Redemption Price per Share   $     7.66        $     7.35
   Class A
      Redemption Price per Share                             $     7.42        $     7.31
      Offering Price per Share (Maximum sales charge
         of 5.50%)                                           $     7.85        $     7.74
   Class B, Offering and Redemption Price per Share          $     7.63        $     7.31
   Class C, Offering and Redemption Price per Share          $     7.19        $     7.16
   Class K, Offering and Redemption Price per Share          $     7.57                --
==========================================================================================

(a) Investment securities at cost and value at October 31, 2002 include repurchase agreements of $1,696,000 and $1,507,000 for European and International Blue Chip Value
    Funds, respectively.

(b) The INVESCO Global & International Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class, 100 million to each additional class of
    European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
YEAR ENDED OCTOBER 31, 2002 (NOTE 1)

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $    4,186,141     $   1,305,363
Interest                                                        134,719            28,681
Securities Loaned Income                                         88,218            12,455
   Foreign Taxes Withheld                                      (429,336)         (141,401)
==========================================================================================
   TOTAL INCOME                                               3,979,742         1,205,098
==========================================================================================
EXPENSES
Investment Advisory Fees                                      2,152,779           375,546
Distribution Expenses                                           761,020           133,711
Transfer Agent Fees                                           1,579,444           298,448
Administrative Services Fees                                    139,432            32,533
Custodian Fees and Expenses                                     313,210            43,537
Directors' Fees and Expenses                                     23,368            14,350
Interest Expenses                                                10,119               556
Professional Fees and Expenses                                   56,097            29,783
Registration Fees and Expenses - Investor Class                  39,215            18,468
Registration Fees and Expenses - Class C                             18                 0
Reports to Shareholders                                         175,829            55,300
Other Expenses                                                   58,576            11,227
==========================================================================================
   TOTAL EXPENSES                                             5,309,107         1,013,459
   Fees and Expenses Absorbed/Reimbursed by Investment
      Adviser                                                  (251,290)           (8,258)
   Fees and Expenses Paid Indirectly                             (1,480)             (364)
==========================================================================================
      NET EXPENSES                                            5,056,337         1,004,837
==========================================================================================
NET INVESTMENT INCOME (LOSS)                                 (1,076,595)          200,261
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    (97,076,270)       (3,421,995)
   Foreign Currency Transactions                              2,258,176          (571,900)
==========================================================================================
      Total Net Realized Loss                               (94,818,094)       (3,993,895)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                      3,219,615        (4,245,564)
   Foreign Currency Transactions                             23,532,911         2,802,202
==========================================================================================
      Total Change in Net Appreciation/Depreciation          26,752,526        (1,443,362)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                        (68,065,568)       (5,437,257)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS               $  (69,142,163)    $  (5,236,996)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)          (Note 1)
OPERATIONS
Net Investment Loss                                      $   (1,076,595)    $  (2,255,354)
Net Realized Loss                                           (94,818,094)     (159,690,747)
Change in Net Appreciation/Depreciation                      26,752,526      (217,198,123)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                  (69,142,163)     (379,144,224)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0       (59,716,226)
   Class C                                                            0          (170,116)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0       (59,886,342)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           351,113,065       748,791,845
   Class A                                                   47,565,200               --
   Class B                                                       94,231                --
   Class C                                                  464,753,300       297,059,793
   Class K                                                    5,719,722           116,826
Reinvestment of Distributions
   Investor Class                                                     0        53,629,930
   Class C                                                            0           160,937
==========================================================================================
                                                            869,245,518     1,099,759,331
Amounts Paid for Repurchases of Shares
   Investor Class                                          (445,595,035)     (904,190,979)
   Class A                                                  (35,891,283)               --
   Class B                                                       (1,007)              --
   Class C                                                 (466,940,753)     (290,822,178)
   Class K                                                   (4,871,596)           (3,157)
==========================================================================================
                                                           (953,299,674)   (1,195,016,314)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (84,054,156)      (95,256,983)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                               (153,196,319)     (534,287,549)
NET ASSETS
Beginning of Period                                         363,237,005       897,524,554
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($40,916) and ($32,257), respectively)                $  210,040,686     $ 363,237,005
==========================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)
OPERATIONS
Net Investment Income                                    $      200,261     $      64,045
Net Realized Loss                                            (3,993,895)       (5,355,650)
Change in Net Appreciation/Depreciation                      (1,443,362)       (6,075,691)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                   (5,236,996)      (11,367,296)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0        (5,019,412)
   Class C                                                            0           (62,022)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0        (5,081,434)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                            58,150,538       152,939,831
   Class A                                                   15,202,267                --
   Class B                                                      207,861                --
   Class C                                                   40,714,473        22,776,321
Reinvestment of Distributions
   Investor Class                                                     0         4,951,569
   Class C                                                            0            43,862
==========================================================================================
                                                            114,275,139       180,711,583
Amounts Paid for Repurchases of Shares
   Investor Class                                           (58,556,618)     (156,776,760)
   Class A                                                  (12,396,273)              --
   Class B                                                     (108,262)              --
   Class C                                                  (41,048,220)      (22,441,355)
==========================================================================================
                                                           (112,109,373)     (179,218,115)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                               2,165,766         1,493,468
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                 (3,071,230)      (14,955,262)
NET ASSETS
Beginning of Period                                          47,834,159        62,789,421
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income (Loss) of
   $118,278 and ($149,765), respectively)                $   44,762,929     $  47,834,159
==========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global & International Funds, Inc. (formerly INVESCO International Funds, Inc.) is incorporated in Maryland and presently consists of three separate Funds:
European Fund, Global Growth Fund and International Blue Chip Value Fund (individually the "Fund" and collectively, the "Funds"). Global Growth Fund is presented in a separate report to shareholders. On May 8, 2002, the board of directors of the Funds approved a name change to INVESCO Global & International Funds, Inc. The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO Global & International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

At a special meeting held on July 28, 2002, shareholders of Global Growth Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Global Growth Fund from a separate series of INVESCO Counselor Series Funds, Inc. to a newly-created separate series of INVESCO International Funds, Inc., effective November 1, 2002. Effective September 1, 2003, Global Growth Fund's fiscal year end will change from August 31 to October 31.

Effective April 1, 2002, European and International Blue Chip Value Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 14, 2000, European Fund began offering an additional class of shares, referred to as Class K shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales price is not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended October 31, 2002, there were no such investments by the Funds.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at October 31, 2002 include:

                                                          COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                  INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                 TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                      $  252,527,749        $   13,976,794        $   55,286,709        $  (41,309,915)
International Blue Chip Value Fund                     53,732,327             2,789,943            11,560,886            (8,770,943)

                                                                                                  ACCUMULATED     CUMULATIVE EFFECT
                                                                          UNDISTRIBUTED          CAPITAL LOSS              OF OTHER
FUND                                                                    ORDINARY INCOME            CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                            $            0        $ (259,891,941)       $      (13,075)
International Blue Chip Value Fund                                              118,149            (7,107,670)                5,471

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

Capital loss carryovers expire in the years 2006, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred director's fees and foreign currency transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
European Fund               0.75%         --      0.65%         --      0.55%         --      0.45%      0.40%     0.375%      0.35%
International Blue
   Chip Value Fund             --      0.75%         --      0.65%         --      0.55%      0.45%      0.40%     0.375%      0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended October 31, 2002, amounts paid to the Distributor were as follows:

                                                              INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                             CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                             $    740,682       $    771       $    257     $    52,971     $    3,553
International Blue Chip Value Fund                             124,494            191            283          10,670             --

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended October 31, 2002, for Class B were as follows:

                                                                                                 DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                                                     AGGREGATE          UNREIMBURSED
                                                                                                  UNREIMBURSED         EXPENSES AS %
                                                                         AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                                                      BY DISTRIBUTOR            UNDER PLAN              OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
European Fund - Class B Plan                                                    $    284            $    1,484                 2.02%
International Blue Chip Value Fund - Class B Plan                                    359                 6,124                 7.29%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended October 31, 2002 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    702,108     $    2,297       $    317     $    52,495   $     3,803
International Blue Chip Value Fund                              121,906            699            359          10,747            --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended October 31, 2002 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS             A               B               C             K
-----------------------------------------------------------------------------------------------------------------------------------
European  Fund                                           $    1,532,473       $    148        $    51     $    42,253    $    4,519
International Blue Chip Value Fund                              284,398            195            120          13,735            --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year/period ended October 31, 2002, total fees and expenses voluntarily absorbed were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    237,495     $        0      $       0      $   12,952   $        843
International Blue Chip Value Fund                                    0              0              0           8,258             --

As of the year/period ended October 31, 2002, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the year ended October 31, 2005, are as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    201,062         $    0        $     0      $    9,298      $    843
International Blue Chip Value Fund                                    0              0              0           3,254            --

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class of shares. Total redemption fees received by European Fund
- Investor Class and International Blue Chip Value Fund - Investor Class for the year ended October 31, 2002 were $164,061 and $102,883, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                                                  PURCHASES               SALES
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                                  $    237,388,246    $    313,900,980
International Blue Chip Value Fund                                                                   22,155,294          21,197,908

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended October 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                     UNFUNDED
                                                                                PENSION               ACCRUED               PENSION
FUND                                                                           EXPENSES         PENSION COSTS             LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                  $    316                $    0           $    52,515
International Blue Chip Value Fund                                                  417                     0                 9,033

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of October 31, 2002, European and International Blue Chip Value Funds have on loan securities valued at $12,816,539 and $1,402,998, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended October 31, 2002, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.99% to 2.06%, and interest expenses amounted to $8,669 and $556, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended October 31, 2002, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended October 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                                            CLASS A               CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                    $    0                $    0            $    2,791
International Blue Chip Value Fund                                                    0                     0                 3,904

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended October 31, 2002 and the year/period ended October 31, 2001 were as follows:

                                                                    EUROPEAN FUND                INTERNATIONAL BLUE CHIP VALUE FUND
                                                                YEAR ENDED OCTOBER 31                   YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002                  2001                  2002                 2001
                                                           (Note 1)              (Note 1)              (Note 1)
Shares Sold
   Investor Class                                       37,516,059            54,933,642             6,990,083           16,454,542
   Class A                                               6,520,667                    --             2,113,666                   --
   Class B                                                   9,746                    --                26,062                   --
   Class C                                              54,499,792            23,720,944             4,961,956            2,468,779
   Class K                                                 603,756                11,159                    --                   --
Shares Issued from Reinvestment of Distributions
   Investor Class                                                0             3,199,877                     0              503,880
   Class C                                                       0                 9,689                     0                4,467
====================================================================================================================================
                                                        99,150,020            81,875,311            14,091,767           19,431,668
Shares Repurchased
   Investor Class                                      (46,751,700)          (66,282,846)           (7,163,885)         (16,790,881)
   Class A                                              (4,790,883)                   --            (1,711,140)                  --
   Class B                                                    (127)                   --               (14,568)                  --
   Class C                                             (53,821,367)          (22,966,663)           (4,964,120)          (2,412,545)
   Class K                                                (525,731)                 (294)                   --                   --
====================================================================================================================================
                                                      (105,889,808)          (89,249,803)          (13,853,713)         (19,203,426)
NET INCREASE (DECREASE) IN FUND SHARES                  (6,739,788)           (7,374,492)              283,054              228,242
====================================================================================================================================

NOTE 10 -- SUBSEQUENT EVENT. At a special meeting to be held on December 19, 2002, shareholders of the Global Growth Fund will vote on a Plan of Liquidation and Termination, providing for the liquidation of the Global Growth Fund as a separate series of the INVESCO Global & International Funds, Inc.

          ------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Global & International Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Fund and International Blue Chip Value Fund (two of the portfolios of INVESCO Global & International Funds, Inc., (formerly INVESCO International Funds, Inc.), hereafter referred to as the "Fund") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
December 2, 2002

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                        2002         2001         2000         1999            1998
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $    10.59   $    21.53   $    18.01   $    17.62       $   17.34
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                                        (0.00)       (0.00)       (0.11)       (0.09)           0.04
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                             (2.93)       (9.47)        4.07         2.18            3.58
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.93)       (9.47)        3.96         2.09            3.62
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.00         1.47         0.44         1.70            3.34
====================================================================================================================================
Net Asset Value -- End of Period                                  $     7.66   $    10.59   $    21.53   $    18.01      $    17.62
====================================================================================================================================

TOTAL RETURN                                                         (27.74%)     (46.45%)      22.08%       12.64%          24.92%

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $  185,225   $  354,045   $  894,943   $  546,257      $  672,146
Ratio of Expenses to Average Net Assets(c)(d)                          1.74%        1.54%        1.33%        1.56%           1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)        (0.36%)      (0.37%)      (0.42%)      (0.48%)          0.24%
Portfolio Turnover Rate                                                  86%          89%          84%          90%            102%

(a) The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.

(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended October 31, 2002 and 2001.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian and transfer agent fees).

(d) Various  expenses of the Class were  voluntarily  absorbed by IFG for the year ended  October 31, 2002. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.82% and ratio of net investment  loss to average net assets would have been (0.44%).

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A                    CLASS B

                                                                                             PERIOD                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002(a)                    2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                      $    10.77              $   10.77
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                                      0.04                  (0.04)
Net Losses on Securities (Both Realized and Unrealized)                                          (3.39)                 (3.10)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                 (3.35)                 (3.14)
====================================================================================================================================
Net Asset Value -- End of Period                                                            $     7.42              $    7.63
====================================================================================================================================

TOTAL RETURN(c)                                                                                (31.20%)(d)            (29.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                   $  12,827              $     73
Ratio of Expenses to Average Net Assets(e)                                                       1.35%(f)              2.39%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.03%(f)             (0.94%)(f)
Portfolio Turnover Rate                                                                            86%(g)                86%(g)

(a) From April 1, 2002, since inception of Class, to October 31, 2002.

(b) The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class,  which is before any expense  offset  arrangements  (which may include  custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                  YEAR ENDED OCTOBER 31             OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2002                  2001                2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                    $    10.26            $    21.38            $    28.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                         (0.00)                (0.12)                (0.04)
Net Losses on Securities (Both Realized and Unrealized)                        (3.07)                (9.53)                (7.30)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               (3.07)                (9.65)                (7.34)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.00                  1.47                  0.00
====================================================================================================================================
Net Asset Value -- End of Period                                           $    7.19            $    10.26            $    21.38
====================================================================================================================================

TOTAL RETURN(d)                                                              (29.92%)              (47.76%)              (25.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                 $  11,242            $    9,077            $    2,582
Ratio of Expenses to Average Net Assets(f)(g)                                  2.64%                 2.75%                 2.08%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                         (1.34%)               (1.27%)               (0.88%)(h)
Portfolio Turnover Rate                                                          86%                   89%                   84%(i)

(a) From February 15, 2000, since inception of Class, to October 31, 2000.

(b) The per share information was computed based on average shares for the year ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 2002.

(d) The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(g) Various  expenses of the Class were  voluntarily  absorbed by IFG for the year ended  October 31, 2002. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 2.89% and ratio of net investment  loss to average net assets would have been (1.59%).

(h) Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS K
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               YEAR                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002                       2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                   $    10.52                 $    17.88
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                                        (0.08)                     (0.00)
Net Losses on Securities (Both Realized and Unrealized)                                       (2.87)                     (7.36)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (2.95)                     (7.36)
====================================================================================================================================
Net Asset Value -- End of Period                                                          $    7.57                 $    10.52
====================================================================================================================================

TOTAL RETURN                                                                                (28.04%)                   (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                $     673                  $     114
Ratio of Expenses to Average Net Assets(e)(f)                                                 2.12%                      2.20%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                        (0.70%)                    (0.58%)(g)
Portfolio Turnover Rate                                                                         86%                        89%(h)

(a) From December 14, 2000, since inception of Class, to October 31, 2001.

(b) The per share information was computed based on average shares for the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31, 2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily  absorbed by IFG for the year ended October 31, 2002 and the period ended October
    31, 2001. If such expenses had not been voluntarily absorbed,  ratio of expenses to average net assets would have been 2.22% and
    56.83% (annualized),  respectively,  and ratio of net investment loss to average net assets would have been (0.80%) and (55.21%)
    (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                           PERIOD
                                                                                                                            ENDED
                                                                                 YEAR ENDED OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      2002         2001         2000         1999            1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                           $    8.17   $    11.16   $    11.23   $    10.02      $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                       0.05         0.03        (0.01)        0.02           0.00
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                    (0.87)       (2.07)        0.27         1.21           0.02
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.82)       (2.04)        0.26         1.23           0.02
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                      0.00         0.95         0.33         0.02           0.00
====================================================================================================================================
Net Asset Value -- End of Period                                 $    7.35   $     8.17    $   11.16   $    11.23      $   10.02
====================================================================================================================================

TOTAL RETURN                                                       (10.04%)     (19.74%)       2.66%       11.77%          0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $  40,620   $   46,562    $  61,708   $   51,710      $   6,287
Ratio of Expenses to Average Net Assets(d)(e)                        1.99%        1.89%        2.04%        2.09%          0.90%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)       0.42%        0.12%       (0.37%)       0.30%          6.16%(f)
Portfolio Turnover Rate                                                44%          54%          59%         112%             0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended October 31, 1998.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(e) Various  expenses of the Class were  voluntarily  absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 2.56% and ratio of net  investment loss to average net assets would have been (0.17%).

(f) Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A                    CLASS B

                                                                                             PERIOD                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002(a)                    2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                    $    8.96                  $    8.96
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                                   0.01                      (0.01)
Net Losses on Securities (Both Realized and Unrealized)                                       (1.66)                     (1.64)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (1.65)                     (1.65)
====================================================================================================================================
Net Asset Value -- End of Period                                                          $    7.31                  $    7.31
====================================================================================================================================

TOTAL RETURN(c)                                                                             (18.42%)(d)                (18.42%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                $   2,944                  $     84
Ratio of Expenses to Average Net Assets(e)                                                    1.48%(f)                  2.60%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   0.47%(f)                 (0.14%)(f)
Portfolio Turnover Rate                                                                         44%(g)                    44%(g)

(a) From April 1, 2002, since inception of Class, to October 31, 2002.

(b) The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class,  which is before any expense  offset  arrangements  (which may include  custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2002.

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                  YEAR ENDED OCTOBER 31               OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2002                  2001                  2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                     $    8.06            $    11.14            $    12.06
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                            (0.02)                (0.02)                (0.04)
Net Losses on Securities (Both Realized and Unrealized)                        (0.88)                (2.12)                (0.88)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               (0.90)                (2.14)                (0.92)
====================================================================================================================================
Less Dividends and Distributions                                                0.00                  0.94                  0.00
====================================================================================================================================
Net Asset Value -- End of Period                                           $    7.16            $     8.06            $    11.14
====================================================================================================================================

TOTAL RETURN(c)                                                              (11.17%)              (20.75%)               (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                 $   1,115            $    1,272            $    1,082
Ratio of Expenses to Average Net Assets(e)(f)                                  2.75%                 2.76%                 2.47%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                         (0.43%)               (0.62%)               (0.56%)(g)
Portfolio Turnover Rate                                                          44%                   54%                   59%(h)

(a) From February 15, 2000, since inception of Class, to October 31, 2000.

(b) The per share information was computed based on average shares for the period ended October 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were  voluntarily  absorbed by IFG and IGAM for the years ended October 31, 2002 and 2001. If such expenses  had not been  voluntarily  absorbed,  ratio of  expenses  to  average  net  assets  would  have been  3.52% and 3.02%, respectively, and ratio of net investment loss to average net assets would have been (1.20%) and (0.88%), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering               Vice Chairman of           Formerly, Chairman of the           49
1551 Larimer Street, #1701           the Board             Executive Committee and
Denver, Colorado                                          Chairman of the Board of
                                                           Security Life of Denver
Age: 74                                                      Insurance Company and
                                                          Director of ING American
                                                              Holdings Company and
                                                          First ING Life Insurance
                                                              Company of New York.
                                                              Formerly, Trustee of
                                                             INVESCO Global Health
                                                                    Sciences Fund.

Victor L. Andrews, Ph.D.      Director                         Professor Emeritus,           49                      Director of The
34 Seawatch Drive                                            Chairman Emeritus and                             Sheffield Funds, Inc.
Savannah, Georgia                                          Chairman and CFO of the
                                                                 Roundtable of the
Age: 72                                                   Department of Finance of
                                                         Georgia State University;
                                                             and President Andrews
                                                             Financial Associates,
                                                           Inc. (consulting firm).
                                                           Formerly, member of the
                                                          faculties of the Harvard
                                                          Business School; and the
                                                                   Sloan School of
                                                                Management of MIT.

Bob R. Baker                  Director                         Consultant (2000 to           49
37 Castle Pines Dr. N.                                         Present). Formerly,
Castle Rock, Colorado                                          President and Chief
                                                           Executive Officer (1988
Age: 66                                                     to 2000) of AMC Cancer
                                                          Research Center, Denver,
                                                                  Colorado; (until
                                                          Mid-December 1988), Vice
                                                          Chairman of the Board of
                                                          First Columbia Financial
                                                           Corporation, Englewood,
                                                           Colorado; and formerly,
                                                         Chairman of the Board and
                                                           Chief Executive Officer
                                                                 of First Columbia
                                                            Financial Corporation.

Lawrence H. Budner            Director                           Trust Consultant.           49
7608 Glen Albens Circle                                      Formerly, Senior Vice
Dallas, Texas                                                 President and Senior
                                                                  Trust Officer of
Age: 72                                                           InterFirst Bank,
                                                                    Dallas, Texas.


OTHER INFORMATION

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                Director                    Principal and Founder of           49
3600 Republic Plaza           (since 2000)                  Green, Manning & Bunch
370 Seventeenth Street                                      Ltd., Denver, Colorado
Denver, Colorado                                                (1988 to Present);
                                                         Director and Secretary of
Age: 59                                                     Green, Manning & Bunch
                                                            Securities, Inc. since
                                                          September 1993; Director
                                                             and Vice President of
                                                          Western Golf Association
                                                                and Evans Scholars
                                                          Foundation; and Director
                                                             of United States Golf
                                                            Association. Formerly,
                                                               General Counsel and
                                                           Director of Boettcher &
                                                                  Company, Denver,
                                                           Colorado; and formerly,
                                                             Chairman and Managing
                                                         Partner of Davis Graham &
                                                         Stubbs, Denver, Colorado.

Gerald J. Lewis               Director                         Chairman of Lawsuit           49         Director of General Chemical
701 "B" Street                (since 2000)                Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                                 Diego, California (1987                      Hampshire (1996 to Present).
San Diego, California                                       to Present). Formerly,                          Director of Wheelabrator
                                                          Associate Justice of the                        Technologies, Inc., Fisher
Age: 69                                                        California Court of                          Scientific, Inc., Henley
                                                          Appeals; and of Counsel,                          Manufacturing, Inc., and
                                                             Latham & Watkins, San                    California Coastal Properties,
                                                           Diego, California (1987                                              Inc.
                                                                         to 1997).

John W. McIntyre              Director                         Retired. Trustee of           49
Piedmont Center Suite 100                                Gables Residential Trust.
Atlanta, Georgia                                           Trustee and Chairman of
                                                          the J.M. Tull Charitable
Age: 72                                                    Foundation; Director of
                                                          Kaiser Foundation Health
                                                            Plans of Georgia, Inc.
                                                           Formerly, Vice Chairman
                                                         of the Board of Directors
                                                               of The Citizens and
                                                          Southern Corporation and
                                                         Chairman of the Board and
                                                           Chief Executive Officer
                                                               of The Citizens and
                                                                  Southern Georgia
                                                               Corporation and The
                                                             Citizens and Southern
                                                          National Bank. Formerly,
                                                         Trustee of INVESCO Global
                                                          Health Sciences Fund and
                                                             Trustee of Employee's
                                                              Retirement System of
                                                                    Georgia, Emory
                                                                       University.

Larry Soll, Ph. D.            Director                          Retired. Formerly,           49           Director of Synergen since
2358 Sunshine Canyon Dr.      (since 1997)                   Chairman of the Board                            incorporation in 1982;
Boulder, Colorado                                            (1987 to 1994), Chief                                  Director of Isis
                                                           Executive Officer (1982                             Pharmaceuticals, Inc.
Age: 60                                                  to 1989 and 1993 to 1994)
                                                            and President (1982 to
                                                           1989) of Synergen Inc.;
                                                          and formerly, Trustee of
                                                             INVESCO Global Health
                                                                    Sciences Fund.

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These  directors are "interested  persons" of IFG as defined in the Act, and they are interested  persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President (1998-Present);   Chief Executive Officer,           49             Chairman of the Board of
4350 South Monaco Street      Chief Executive                     Managed Products                     INVESCO Funds Group, Inc. and
Denver, Colorado              Officer (1998-Present);       Division, AMVESCAP PLC                        INVESCO Distributors, Inc.
                              and Chairman of             (2001 to Present); Chief
Age:  51                      the Board (since 1999)     Executive Officer INVESCO
                                                            Funds Group, Inc.; and
                                                           Chief Executive Officer
                                                          of INVESCO Distributors,
                                                          Inc. Formerly, President
                                                           of INVESCO Funds Group,
                                                         Inc., formerly, President
                                                          of INVESCO Distributors,
                                                             Inc., formerly, Chief
                                                             Operating Officer and
                                                          Chairman of the Board of
                                                             INVESCO Global Health
                                                          Sciences Fund; formerly,
                                                                Chairman and Chief
                                                              Executive Officer of
                                                             NationsBanc Advisors,
                                                               Inc., and formerly,
                                                           Chairman of NationsBanc
                                                                 Investments, Inc.

Raymond R. Cunningham         Vice President                   President and Chief           49            Director of INVESCO Funds
4350 South Monaco Street      and Director                    Operating Officer of                           Group, Inc. and INVESCO
Denver, Colorado              (since 2001)                    INVESCO Funds Group,                                Distributors, Inc.
                                                                Inc.; President of
Age: 51                                                      INVESCO Distributors,
                                                             Inc. Formerly, Senior
                                                         Vice President of INVESCO
                                                            Funds Group, Inc., and
                                                             formerly, Senior Vice
                                                          President of GT Global -
                                                            North America (1992 to
                                                                            1998).

Richard W. Healey             Director                    Senior Vice President of           45            Director of INVESCO Funds
4350 South Monaco Street      (since 2000)                    INVESCO Funds Group,                           Group, Inc. and INVESCO
Denver, Colorado                                                 Inc.; Senior Vice                                Distributors, Inc.
                                                              President of INVESCO
Age: 48                                                         Distributors, Inc.
                                                             Formerly, Senior Vice
                                                          President of GT Global -
                                                            North America (1996 to
                                                              1998) and The Boston
                                                           Company (1993 to 1996).

OTHER INFORMATION

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne                 Secretary                     Senior Vice President,
4350 South Monaco Street                                       General Counsel and
Denver, Colorado                                              Secretary of INVESCO
                                                         Funds Group, Inc.; Senior
Age: 55                                                  Vice President, Secretary
                                                            and General Counsel of
                                                             INVESCO Distributors,
                                                          Inc. Formerly, Secretary
                                                          of INVESCO Global Health
                                                            Sciences Fund; General
                                                          Counsel of INVESCO Trust
                                                           Company (1989 to 1998);
                                                            and employee of a U.S.
                                                                regulatory agency,
                                                         Washington, D.C. (1973 to
                                                                            1989).

Ronald L. Grooms              Chief Accounting           Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street      Officer, Chief                  Treasurer of INVESCO                           Group, Inc. and INVESCO
Denver, Colorado              Financial Officer             Funds Group, Inc.; and                                Distributors, Inc.
                              and Treasurer              Senior Vice President and
Age: 56                                                       Treasurer of INVESCO
                                                                Distributors, Inc.
                                                           Formerly, Treasurer and
                                                           Principal Financial and
                                                             Accounting Officer of
                                                             INVESCO Global Health
                                                         Sciences Fund; and Senior
                                                                Vice President and
                                                              Treasurer of INVESCO
                                                            Trust Company (1988 to
                                                                            1998).

William J. Galvin, Jr.        Assistant Secretary        Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street                                    Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                              INVESCO Funds Group,                                Distributors, Inc.
                                                             Inc.; and Senior Vice
Age: 46                                                    President and Assistant
                                                              Secretary of INVESCO
                                                                Distributors, Inc.
                                                           Formerly, Trust Officer
                                                          of INVESCO Trust Company
                                                                   (1995 to 1998).

Pamela J. Piro                Assistant Treasurer               Vice President and
4350 South Monaco Street                                    Assistant Treasurer of
Denver, Colorado                                              INVESCO Funds Group,
                                                               Inc.; and Assistant
Age: 42                                                       Treasurer of INVESCO
                                                                Distributors, Inc.
                                                          Formerly, Assistant Vice
                                                         President (1996 to 1997).

Tane T. Tyler                 Assistant Secretary               Vice President and
4350 South Monaco Street      (since 2002)               Assistant General Counsel
Denver, Colorado                                           of INVESCO Funds Group,
                                                                              Inc.
Age: 37


* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
advisor services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

AINT 900404 12/02

                                                                    APPENDIX III

APRIL 30, 2003




SEMIANNUAL REPORT



INVESCO INTERNATIONAL FUNDS, INC.



EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"JAPAN HAS STOCK VALUATIONS AMONG THE CHEAPEST IN THE DEVELOPED MARKETS, AND THE PORTFOLIO HAS EXPOSURE TO A FAIRLY BROAD REPRESENTATION OF GLOBALLY COMPETITIVE COMPANIES."
SEE PAGE 6


[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

INTERNATIONAL DIVERSIFICATION:

AS COMPELLING A CASE AS EVER

FELLOW SHAREHOLDER:

When a single event dominates global markets to the extent that the war in Iraq did during this past semiannual period, some investors are quick to assume that stocks across the globe are moving in lock-step. After all, during the build-up to the war -- a period of great uncertainty -- stocks representing most regions were generally down. Then, once the war commenced and military action came to a relatively quick conclusion, stocks rallied across the board.

But the fact remains that variation exists within these ups and downs. And when it comes to building a diversified portfolio, variation -- no matter how slight or broad -- can be worth pursuing. This becomes evident as soon as you look beneath the surface and compare regional returns as well as the drivers behind them. For example, let's consider the month of April, when both U.S. and international stocks enjoyed the so-called "Baghdad bounce." During this brief period, the S&P 500 Index(R) advanced 8.24%, an attractive gain. But European and Latin American stocks jumped even higher, as measured by the MSCI-Europe and MSCI-Latin America indexes, which were up 13.65% and 17.41%, respectively.*

Why did these regions outperform the U.S. for the month? There are a number of reasons, all of which have relevance in making a case for devoting a portion of your portfolio to international stocks. First, the VALUATIONS for European and Latin American stocks are currently lower than those for U.S. stocks -- a longstanding trend that speaks to the U.S.'s "premium" status as the global market leader. Stocks with more room to grow often appeal to investors looking for value as well as quality.

Second, international stocks often respond to UNIQUE ECONOMIC AND POLITICAL ENVIRONMENTS. April was a particularly strong month for financial services stocks, many of which are market-sensitive by nature and therefore benefited in such bullish conditions. Because the financial services sector represents a significantly larger percentage of international market capitalization than U.S. market capitalization, international stocks may have received an extra boost. Meanwhile, Brazilian stocks surged as investors gained confidence in President Luis Ignacio Lula da Silva, a market-friendly leader who took the helm of Brazil at the beginning of 2003.

Another factor at work can be traced to CURRENCIES. U.S. investors have grown accustomed to the U.S. dollar gaining ground against other currencies, but for several months now the reverse has been true. The euro, for example, strengthened against the dollar in April. While this hurts European exporters, it may enhance dollar-based returns for international investors.

Of course, the circumstances driving international stocks' performance are not limited to these three factors -- and April is just one month. But it's also true that the U.S. isn't the only land of opportunity. So when it comes to investing, it may help to think globally and stay diversified.

Sincerely,

/s/Raymond R. Cunningham
------------------------
Ray Cunningham
CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE MSCI-LATIN AMERICA INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF LATIN AMERICA COMMON STOCK MARKETS. THESE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS, INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"...IRELAND IS PERFORMING WONDERFULLY RIGHT NOW. WITH AN ECONOMIC GROWTH RATE THAT'S WELL ABOVE THE EUROPEAN AVERAGE."

 - PAGE 4

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO.........................1
FUND REPORTS............................................3
MARKET HEADLINES........................................9
INVESTMENT HOLDINGS....................................10
FINANCIAL STATEMENTS...................................18
NOTES TO FINANCIAL STATEMENTS..........................23
FINANCIAL HIGHLIGHTS...................................29

                                                 INVESCO INTERNATIONAL FUNDS, INC.
                                               TOTAL RETURN, PERIODS ENDED 4/30/03*


                                                                                                                       Manager's
                                                                 Cumulative                            10 years+ or       Report
Fund (Inception)                                                  6 months     1 year   5 years+    Since Inception^      Page #
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS A (WITH SALES CHARGE)(4/02)                   (4.34%)     (26.33%)    N/A        (32.08%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS B (WITH CDSC)(4/02)                           (4.21%)     (29.39%)    N/A        (30.55%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C (WITH CDSC)(2/00)                           (0.72%)     (26.52%)    N/A        (33.26%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)                                      1.19%      (24.01%)    N/A        (29.98%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)                                1.17%      (23.80%)  (13.06%)        2.91%                3
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS A (WITH SALES CHARGE)(4/02)                     (3.88%)     (23.22%)     N/A        (20.06%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS B (WITH CDSC)(4/02)                             (3.50%)     (24.26%)     N/A        (19.75%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS C (WITH CDSC)(2/00)                              0.12%      (20.64%)     N/A        (12.25%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-INVESTOR CLASS (10/98)                                 1.90%      (18.59%)     N/A        (3.64%)^+              6
----------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUNDS' INVESTOR CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

+AVERAGE ANNUALIZED

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the six months ended April 30, 2003, European markets endured a series of ups and downs but ultimately finished the period slightly higher. Two strong months were able to counter the effects of the rest of this difficult period. Specifically, November saw markets rise on anticipation of a year-end rally, and April benefited from an equity surge fueled by the winding down of military combat in Iraq -- a development that bolstered investor confidence after months of geopolitical uncertainty.

Unfortunately, during the four months spanning December through March, stocks were held back by worries over economic stagnation, weak corporate earnings, and a strengthening euro, which compromised profits associated with European exports. In addition, Europe experienced its first major accounting scandal in February, when Dutch grocer Koninklijke Ahold NV (not a fund holding) admitted that profits had been significantly overstated in the past. Although the European Central Bank (ECB) cut interest rates twice during the period, rate cuts are typically not an immediate panacea, as it usually takes time for monetary policy to work through the economy.

--------------------------------------------------------------------------------
                                EUROPEAN FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/03
--------------------------------------------------------------------------------

Vodafone Group PLC..............................4.84%
BP PLC..........................................4.20%
Novartis AG.....................................3.51%
GlaxoSmith Kline PLC............................3.21%
Shell Transport & Trading PLC...................2.92%
HSBC Holdings PLC...............................2.79%
streetTRACKS MSCI Pan Euro ETF .................2.51%
TotalFinaElf SA.................................2.41%
Royal Bank of Scotland Group PLC................2.33%
Nokia Oyi.......................................2.22%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In this environment, European Fund-Investor Class shares finished the six-month period ended April 30, 2003, with a gain of 1.17%. In comparison, the MSCI-Europe Index advanced 4.40% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

DEFENSIVE POSTURE TAKEs A TOLL

Our ongoing strategy of reducing the portfolio's risk relative to the index in an effort to curtail volatility -- though effective in four of the past six months -- resulted in an overly defensive stance at the end of the period when we saw a surprisingly sharp post-war bounce.

In approaching our positioning decisions from an economic rather than geopolitical perspective, we were more focused on Europe's current structural issues than the likelihood of any short-term gains following the war in Iraq. As a result, we were not as heavily weighted in those areas that benefited the most when investors' confidence spiked higher following the end of military conflict. For example, we were underweight compared to the index in the insurance and software industries, both of which performed well for the period thanks to April's upswing. At the same time, we were more substantially weighted in areas such as energy and consumer staples -- two sectors typically deemed relatively defensive and therefore less successful when sentiment turned bullish.

Heineken NV, an international brewer based in Holland, disappointed during the period. Although the company delivered acceptable numbers in March, we were watching it carefully due to a poorly communicated strategy from its management. Then we decided to sell the stock toward the end of the semiannual period in response to the company's decision to buy fellow brewer BBAG Oesterreichische Brau-Beteiligungs AG (not a fund holding). We estimate that this deal will take a minimum of four years to deliver value and therefore is not strategically immediate enough to meet our growth criteria. Furthermore, we believe capital discipline in the European brewing industry remains poor.

Another laggard was Assa Abloy AB. This company is a fast-growing, highly acquisitive lock manufacturer based in Scandinavia. The holding in the fund lost ground during the period after an announcement that the incumbent CEO was leaving (to take a position at Ericsson). We suspect that the industry is maturing, and that organic growth rates have slowed. However, the stock declined almost too quickly, and we have therefore retained a small holding as we monitor future developments.

COUNTRY ALLOCATIONS ON-TARGET

For some time now, we've been emphasizing the so-called "outlier" regions in Europe -- countries that often receive less attention than major economies, but in our opinion deserve investors' notice. Despite a far-reaching monetary policy in Europe, different economic structures from country to country allow for variances in the degree of policy force being imposed with a given interest rate. As an example, Ireland is performing wonderfully right now, with an economic growth rate that's well above the European average. And typically when the ECB trims interest rates, the country's growth is spurred further.

Our exposure to Ireland, therefore -- as well as to Spain and Italy -- worked to the fund's advantage during the six-month period. Spain has been particularly strong, yielding a number of outperformers. For example, Spanish tobacco company Altadis SA contributed an impressive return during the period. Not only is the company growing quickly, but we believe it is also undervalued and currently faces no litigation issues. The majority of its operations are in Southern Europe, but it also markets cigarettes and cigars in Asia as well as cigars in North America. Indeed, we have been pleased with Altadis' excellent returns and its reasonable price-to-earnings ratio.


PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............35.09%
            France......................20.17%
            Switzerland.................11.33%
            Spain........................7.48%
            Netherlands..................5.04%
            Germany......................4.84%
            Ireland......................3.53%
            Finland......................2.75%
            Italy........................2.73%
            Sweden.......................1.87%
            Greece.......................1.16%
            Denmark......................0.58%
            Belgium......................0.13%
            Net Cash &
            Cash Equivalents.............2.47%

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 4/30/03.

      INVESCO EUROPEAN FUND-INVESTOR CLASS              MSCI-EUROPE INDEX(2)

4/93  $10,000                                           $10,000
4/94  $12,510                                           $12,225
4/95  $12,576                                           $13,410
4/96  $15,180                                           $15,613
4/97  $18,715                                           $18,957
4/98  $26,806                                           $27,664
4/99  $25,936                                           $29,316
4/00  $41,028                                           $32,329
4/01  $25,021                                           $28,094
4/02  $17,477                                           $24,742
4/03  $13,318                                           $21,081

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF DOMINIC WALLINGTON OMITTED]

DOMINIC WALLINGTON

DOMINIC WALLINGTON LEADS THE TEAM MANAGING INVESCO EUROPEAN FUND. HE RECEIVED A MASTER'S DEGREE IN FINANCE AND INVESTMENT FROM EXETER UNIVERSITY AND A BA (HONS) IN FINANCIAL SERVICES FROM BOURNEMOUTH POLYTECHNIC. MR. WALLINGTON JOINED INVESCO PLC IN 2000 AS A PORTFOLIO MANAGER ON THE EUROPEAN TEAM, WITH PARTICULAR FOCUS ON UK PENSION FUND MANDATES. PRIOR TO JOINING INVESCO, HE WAS A PORTFOLIO MANAGER RUNNING THE UK INCOME AND SMALLER COMPANIES UNIT TRUSTS AND A NUMBER OF SPECIALIST MANDATES FOR CREDIT SUISSE ASSET MANAGEMENT.

At the same time, we've maintained weightings in some of Europe's larger economies, such as Germany, the U.K., and France. One German stock that benefited the fund during the period was Deutsche Boerse AG, which provides a variety of stock exchange introduction, trading and operational services to institutions and private investors. The main area of growth in the last year or so has been in options and futures, but because the company depends on the number of bargains rather than market levels, its core equity business has been resilient as well.

LESS DEFENSIVE, BUT STILL WAITING FOR SIGNS OF STRUCTURAL IMPROVEMENT

We have been concerned about the valuation of the U.S. market and the negative effect that this has on European companies. However, having seen the market come 40% off its highs, it is possible that absolute valuation will be less important in the short to medium term. Europe still looks attractive from a valuation perspective and, before the recent rally, had begun to discount a recession. While we remain concerned about the economic environment, we realize that if a poor outlook is anticipated by stock valuations, it's unlikely that shares will fall much, if at all. Indeed, we are reminded of the adage that the market tends to "climb a wall of worry."

Our fears of structural problems within many of the major European economies remain. However, having slightly missed the beginning of the rally, we have repositioned the fund to remove its defensive bias. Needless to say, we will be watching carefully to see whether the environment improves before implementing this strategy too aggressively. Overall, we have gone from concerns over a double-dip recession to an expectation of range-bound markets slowly delivering value through earnings accretion.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS A and Class B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class A to the value of a $10,000 investment in the MSCI-Europe Index(2), and the value of a $10,000 investment in INVESCO European Fund - Class B to the value of a $10,000 investment in the MSCI-Europe Index (2) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS A           INVESCO EUROPEAN FUND-CLASS B           MSCI-EUROPE INDEX(2)
4/1/02  $10,000                                 $10,000                                 $10,000
4/02    $ 8,439                                 $ 9,443                                 $ 9,932
4/03    $ 6,579                                 $ 6,740                                 $ 8,462

LINE GRAPH:  INVESCO EUROPEAN FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS C                   MSCI-EUROPE INDEX(2)

2/00    $10,000                                         $10,000
4/00    $ 9,022                                         $ 9,794
4/01    $ 5,428                                         $ 8,511
4/02    $ 3,669                                         $ 7,496
4/03    $ 2,733                                         $ 6,386

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS K                   MSCI-EUROPE INDEX(2)

12/00   $10,000                                         $10,000
4/01    $ 8,110                                         $ 9,684
4/02    $ 5,638                                         $ 8,529
4/03    $ 4,284                                         $ 7,266

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Overseas equities faced a tumultuous six months as four quarters of negative returns were book-ended by the strong positive months of November and April. The MSCI-Europe, Australasia, and Far East (EAFE) Index rose by 2.04% over the six-month period ended April 30, 2003. The negative effects of the war in Iraq and the severe acute respiratory syndrome (SARS) epidemic quelled returns, but the swift resolution to the war stabilized markets and fueled investor confidence during April. International Blue Chip Value Fund-Investor Class shares underperformed the index, gaining 1.90% during that same period. (Of course, past performance is no guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

STRENGTH IN THE EURO SUPPORTED RETURNS

Europe was the strongest performing area during the six-month period. The continuing rally in the euro to record highs versus the U.S. dollar helped to boost results for U.S.-based investors. In addition, the European Central Bank lowered interest rates by 75 basis points during the period in an effort to stimulate the economy. The U.K. remains on a healthy economic footing owing to resilient consumption trends and the favorable impact of government spending.

Select peripheral markets fared better. Spanish stocks produced positive returns in the period, with a number of key index constituents benefiting from increasing stability in South America. The portfolio's holdings in Europe remain focused on pharmaceuticals, energy, and financials, where stock selection has been quite favorable. Given the attractive valuations of high-quality companies across a broad spectrum of the markets in Europe, approximately two-thirds of the fund is invested in the region.

JAPANESE STOCKS REMAINED WEAK

Japanese stocks continued to face a difficult market environment over the six-month period. In an effort to address Japan's beleaguered financial system, the parliament has recently authorized the formation of an entity that will purchase non-performing loans from the banks with government funds. The new Bank of Japan governor will also be seeking to address perhaps the key challenge for the Japanese economy, the effects of a crippling deflationary environment. Recent consumer price inflation trends indicate that price declines may be abating somewhat. In spite of these impediments, Japan's leading companies continue to post growth in underlying earnings driven by dominant global market positions and successful financial and operational restructuring efforts. Japan offers some of the cheapest stock valuations in the developed markets, and the portfolio has exposure to a fairly broad representation of globally competitive companies. Additionally, we continue to own select financially strong firms with primarily a domestic orientation while avoiding companies in Japan's struggling financial industry.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/03
--------------------------------------------------------------------------------

Novartis AG.....................................3.05%
Endesa SA Sponsored ADR Representing Ord Shrs...2.83%
Scottish Power PLC..............................2.58%
BP PLC..........................................2.56%
Nestle SA.......................................2.52%
HSBC Holdings PLC...............................2.49%
Societe Generale Series A Shrs..................2.33%
Compagnie Generale des Etablissements Michelin
   Series B Shrs................................2.31%
TotalFinaElf SA Sponsored ADR
   Representing 1/2 Ord Shr.....................2.24%
ING Groep NV....................................2.23%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Emerging-market stocks fared reasonably well relative to the developed markets, a trend that has been in place now for about a year. In Latin America, results were quite strong owing to a further recovery in the Brazilian currency and tightening of debt spreads following the election of President Lula last year. In Argentina, the courts ruled that depositors should be reimbursed for the forced conversion of U.S. dollar deposits to pesos following last year's debilitating devaluation. Elsewhere, Asian market returns were mixed with strong gross domestic product growth in China boosting select markets, while South
Korea lumbered under the weight of the unresolved issues surrounding the North Korean nuclear program. We continue to find a limited number of attractive emerging-market investments that meet our financial, fundamental, and valuation criteria.

LINE GRAPH: INVESCO  INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
            $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (10/98) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-INVESTOR CLASS                       MSCI-EAFE INDEX(4)

10/98   $10,000                                         $10,000
4/99    $10,590                                         $11,544
4/00    $12,002                                         $13,180
4/01    $11,272                                         $11,064
4/02    $10,390                                         $ 9,557
4/03    $ 8,459                                         $ 8,036

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............24.76%
            Japan.......................17.60%
            Switzerland.................10.67%
            France.......................8.27%
            Netherlands..................6.38%
            Spain........................5.15%
            Germany......................3.69%
            Italy........................3.08%
            South Korea..................2.69%
            Finland......................2.61%
            Denmark......................2.05%
            Australia....................1.48%
            Norway.......................1.41%
            Mexico.......................1.39%
            Portugal.....................1.38%
            Sweden.......................1.29%
            Canada.......................0.67%
            Net Cash &
            Cash Equivalents.............5.43%

ENERGY AND UTILITY STOCKS PERFORMED WELL

Considering the fund's return within the context of sector contributions reveals that the portfolio benefited from strong overweighting in the energy and utilities sectors. Increasing oil prices during the build up to the conflict in Iraq supported strong performance from companies such as TotalFinaElf. In the utilities sector, our overweight position as well as stock selection within the industry contributed strongly to the performance of the fund.

Financial companies struggled a bit during the first quarter of 2003, but have rebounded strongly in conjunction with the markets. The financials sector has the largest representation in our portfolio, and careful stock selection has proven very beneficial to the portfolio.

As the world economy continues to struggle, consumer confidence and spending continues to decline. The consumer discretionary and consumer staples sectors were the poorest performing sectors for the past six months. The fund's overweight positions in these sectors detracted from overall performance.

We remain comfortable with the prospects for global equities over the rest of 2003, although market volatility is likely to remain quite high due to the weak economic climate and somewhat uncertain earnings climate. At present, we are able to find companies meeting our financial, valuation, and global sector-based research criteria in almost all major segments of the market.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-CLASS A  AND CLASS B
             GROWTH OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4), and the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Class B to the value of a $10,000 investment in the MSCI-EAFE Index (4) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP     INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-CLASS A                  VALUE FUND-CLASS B                  MSCI-EAFE INDEX(4)
4/1/02  $10,000                             $10,000                             $10,000
4/02    $ 9,662                             $10,257                             $10,026
4/03    $ 7,848                             $ 7,881                             $ 8,430

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND - CLASS C GROWTH
             OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class C, inclusion of contingent defered sales charge, for the period since inception (2/00) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND - CLASS C                    MSCI-EAFE INDEX(4)

2/00    $10,000                                 $10,000
4/00      9,652                                 $ 9,845
4/01      9,001                                 $ 8,265
4/02      8,184                                 $ 7,139
4/03      6,576                                 $ 6,003

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALASIA/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF ERIK B. GRANADE OMITTED]

ERIK B. GRANADE, CFA, CIC

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2002 THROUGH APRIL 2003

Although volatility remained intense, stock markets around the world showed signs of life during the past six months. After a challenging summer that saw economic and geopolitical worries keep investors on their heels, fall 2002 brought some relief. Notably, the relief came in a surprisingly strong third quarter corporate earnings reporting season coupled with another interest rate cut by the U.S. Federal Reserve. These developments had investors optimistic that the world's largest economy might begin its long-awaited recovery. In response, global stocks logged an impressive fourth quarter performance.

The fourth quarter rally was defined by investors' heightened appetite for more aggressive investments. Consequently, sectors believed to possess a higher risk/reward profile, including growth industries such as technology and telecommunications, advanced the furthest. Conversely, more defensive investments, notably bonds, underperformed. Even Japanese stocks, which had been falling in response to continued economic malaise and a dysfunctional banking sector, stabilized at the end of 2002.

While stocks were rallying, the global economy was merely treading water. In the U.S., concerns about Iraq caused a slip in consumer confidence. Economic weakness remained the norm in Europe as well, trends that were exacerbated by the persistently weak dollar. At the same time, oil prices spiked higher in response to labor unrest in Venezuela and concerns that another conflict in the Persian Gulf could lead to supply disruptions. By the end of January, investors began to worry whether stock valuations had become stretched beyond levels justified by the underlying business climate, and U.S. stocks pulled back.

In contrast, Asian markets held up relatively well, despite Japan's economic troubles and concerns stemming from North Korea's nuclear posturing. Thai stocks, in particular, performed well, supported by impressive export numbers. But this solid relative performance was short-lived. By the end of the first quarter, Asian stocks lost much of their momentum to concerns about an unnerving epidemic spreading through China. Severe acute respiratory syndrome (SARS) first hit the headlines in November as officials were shutting down hospitals in a remote region in China. By March, SARS had spread throughout Southeast Asia, west to Europe and across the Atlantic to North America. In addition to being a health threat, SARS also developed into an economic risk, particularly in Southeast Asia, where concerns about the virus kept would-be shoppers at home and discouraged travel to the region.

As the fiscal period came to a close, investors were still seeking direction. On the one hand, some uncertainty was put to rest as the American-led coalition liberated Iraq. However, new questions about the rebuilding process have recently surfaced. In addition, there are concerns about the state of the U.S. economy. Investors will be watching to see whether corporate spending, consumer confidence, and other important measures improve as most analysts expect. Investors are also hoping that the newly elected Republican-majority Congress and President Bush's economic plan -- which includes a proposal for the elimination of individual taxes on dividends -- will foster business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATEFLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
97.48  COMMON STOCKS
0.83   AUSTRIA
       Erste Bank der oesterreichen Sparkassen AG(a)       BA                18,400              $    1,455,889
================================================================================================================
0.13   BELGIUM
       Fortis                                              BA                13,530                     225,284
================================================================================================================
0.58   DENMARK
       Group 4 Falck A/S(a)                                DE                57,800                   1,007,839
================================================================================================================
2.75   FINLAND
       Nokia Oyj(a)                                        TE               228,550                   3,866,737
       Sampo Oyj Series A Shrs(a)                          DF               127,700                     926,336
================================================================================================================
                                                                                                      4,793,073
20.17  FRANCE
       Atos Origin SA(b)                                   IS                 3,476                     124,019
       Aventis SA(a)                                       PH                39,200                   1,990,935
       BNP Paribas SA                                      BA                65,900                   3,093,278
       Credit Agricole SA(a)                               BA                90,900                   1,672,818
       Credit Lyonnais SA(a)(b)                            BA                30,300                   1,878,412
       Essilor International SA                            HS                22,970                     940,531
       France Telecom SA(a)                                IE                53,200                   1,228,984
       France Telecom SA(b)
         (Issued from Rights Offering)                     IE                50,540                   1,162,458
       Groupe Danone(a)                                    PF                12,800                   1,811,313
       L'Oreal SA(a)                                       PE                23,000                   1,644,035
       Orange SA(b)                                        WT               206,902                   1,657,881
       Pernod-Ricard SA(a)                                 DV                26,375                   2,315,023
       PSA Peugeot Citroen(a)                              AM                42,100                   1,970,492
       Publicis Groupe(a)                                  AD                70,000                   1,544,432
       Sanofi-Synthelabo SA(a)                             PH                35,000                   2,087,757
       streetTRACKS MSCI Pan Euro ETF(c)                   IN                55,000                   4,378,849
       TotalFinaElf SA                                     IO                32,100                   4,209,273
       Vinci SA(a)                                         EC                22,700                   1,478,192
================================================================================================================
                                                                                                     35,188,682
4.84   GERMANY
       Allianz AG                                          ML                10,800                     763,545
       Continental AG(b)                                   TR                48,478                     867,246
       Deutsche Bank AG(a)                                 BA                17,790                     920,018
       Deutsche Boerse AG(a)                               DF                42,000                   1,968,624
       E.ON AG(a)                                          MU                32,300                   1,546,047
       Medion AG(a)                                        DI                39,000                   1,457,619
       Puma AG Rudolf Dassler Sport(a)                     AA                 9,700                     931,400
================================================================================================================
                                                                                                      8,454,499


                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
1.16   GREECE
       Cosmote Mobile Communications SA                    WT               141,365              $    1,464,044
       Public Power(b)                                     EU                36,780                     557,411
================================================================================================================
                                                                                                      2,021,455
3.53   IRELAND
       Allied Irish Banks PLC                              BA               148,400                   2,277,198
       Bank of Ireland                                     BA               167,000                   2,040,773
       CRH PLC                                             BP               120,000                   1,842,739
================================================================================================================
                                                                                                      6,160,710
2.73   ITALY
       Eni SpA(a)                                          OX               116,000                   1,653,153
       Telecom Italia Mobile SpA(a)                        WT               195,200                     919,298
       UniCredito Italiano SpA(a)                          BA               500,000                   2,187,360
================================================================================================================
                                                                                                      4,759,811
5.04   NETHERLANDS
       Aegon NV                                            ML               109,304                   1,111,268
       ING Groep NV                                        ML               115,000                   1,867,347
       Koninklijke KPN NV(b)                               IE               389,889                   2,593,292
       Koninklijke Philips Electronics NV(a)               CL               108,100                   2,011,062
       VNU NV                                              PU                42,000                   1,218,672
=================================================================================================================
                                                                                                      8,801,641
7.48   SPAIN
       Acesa Infraestructuras SA                           HR                74,700                     971,205
       Altadis SA                                          TO               112,900                   2,910,517
       Banco Popular Espanol SA(a)                         BA                29,100                   1,410,740
       Gas Natural SDG SA(a)                               GU                45,074                     862,689
       Grupo Dragados SA                                   CN                94,900                   1,813,152
       Grupo Ferrovial SA(a)                               CN                65,200                   1,730,309
       Indra Sistemas SA                                   IT               150,000                   1,288,980
       Telefonica SA(b)                                    IE               187,056                   2,068,757
================================================================================================================
                                                                                                     13,056,349
1.87   SWEDEN
       Assa Abloy AB Series B Shrs(a)                      BP                99,583                     949,604
       Getinge AB Series B Shrs                            HS                43,800                     990,623
       Swedish Match AB(a)                                 TO               178,900                   1,323,209
================================================================================================================
                                                                                                      3,263,436
11.28  SWITZERLAND
       Converium Holding AG(b)                             RE                21,300                     961,900
       Lonza Group AG(a)                                   SH                26,200                   1,590,776
       Nestle SA                                           PF                11,500                   2,344,430
       Novartis AG(a)                                      PH               155,050                   6,116,033
       Roche Holding AG                                    PH                32,600                   2,074,305
       Straumann Holding AG                                HC                22,240                   1,984,104
       Swiss Re(a)                                         RE                24,000                   1,567,795
       UBS AG(a)                                           BA                29,900                   1,418,613
       Zurich Financial Services AG                        ML                15,366                   1,620,097
================================================================================================================
                                                                                                     19,678,053


                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

35.09  UNITED KINGDOM
       Anglo American PLC                                  DM                55,700              $      797,642
       Arsenal Holdings PLC(b)                             ME                     2                       4,955
       Associated British Foods PLC                        PF               193,900                   1,668,815
       BP PLC                                              IO             1,156,400                   7,328,178
       British Sky Broadcasting Group PLC(b)               CO               208,004                   2,155,889
       Centrica PLC                                        OQ             1,000,000                   2,657,091
       Compass Group PLC                                   HO               200,000                     920,592
       Enterprise Inns PLC                                 FR                62,605                     613,358
       GlaxoSmithKline PLC                                 PH               279,140                   5,594,539
       HBOS PLC                                            BA               282,900                   3,314,222
       HSBC Holdings PLC                                   BA               444,300                   4,867,752
       Imperial Tobacco Group PLC                          TO               135,700                   2,270,760
       Lloyds TSB Group PLC                                BA               250,400                   1,646,830
       Manchester United PLC                               LF               875,000                   1,936,879
       Marks & Spencer Group PLC                           FR               306,000                   1,425,623
       National Grid Transco PLC                           EU               269,675                   1,771,443
       Royal Bank of Scotland Group PLC                    BA               155,200                   4,070,474
       Severn Trent PLC                                    WU               154,200                   1,762,119
       Shell Transport & Trading PLC                       IO               850,000                   5,091,026
       Unilever PLC                                        FD               155,400                   1,527,464
       Vodafone Group PLC                                  WT             4,275,106                   8,438,370
       WH Smith PLC                                        PU               277,100                   1,357,412
================================================================================================================
                                                                                                     61,221,433
       TOTAL COMMON STOCKS (COST $163,552,448)                                                      170,088,154
================================================================================================================
0.05   FIXED INCOME SECURITIES -- FOREIGN CORPORATE BONDS
0.05   SWITZERLAND
       Credit Suisse Group, Conv Notes, 6.000%,
         12/23/2005 (Amortized Cost $79,046)               DF          $    116,000                      89,504
================================================================================================================
30.89  SHORT-TERM INVESTMENTS -- UNITED STATES
4.59   COMMERCIAL PAPER
       Citigroup Inc, 1.330%, 5/1/2003 (Cost $8,000,000)   DF          $  8,000,000                   8,000,000
================================================================================================================
25.71  INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d)(e), 1.084% (Cost $44,857,725)     IN            44,857,725                  44,857,725
================================================================================================================
0.59   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 4/30/2003 due 5/1/2003 at 1.260%,
         repurchased at $1,034,036 (Collateralized by
         Federal Home Loan Bank, Bonds, due 4/13/2004
         at 1.360%, value $1,056,580) (Cost $1,034,000)    RA          $  1,034,000                   1,034,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (COST $53,891,725)                                                                          53,891,725
================================================================================================================
128.42 TOTAL INVESTMENTS AT VALUE
         (COST $217,523,219)                                                                        224,069,383
================================================================================================================
(28.42)OTHER ASSETS LESS LIABILITIES                                                                (49,583,976)
================================================================================================================
100.00 NET ASSETS AT VALUE                                                                       $  174,485,407
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

INTERNATIONAL BLUE CHIP VALUE FUND
94.57  COMMON STOCKS
1.48   AUSTRALIA
       National Australia Bank Ltd                         BA                32,300              $      656,671
================================================================================================================
0.67   CANADA
       Barrick Gold                                        GO                20,000                     299,000
================================================================================================================
2.05   DENMARK
       Danske Bank A/S                                     BA                47,400                     911,997
================================================================================================================
2.61   FINLAND
       Nokia Oyj                                           TE                28,500                     482,179
       Stora Enso Oyj Series R Shrs                        PR                62,500                     679,365
================================================================================================================
                                                                                                      1,161,544
8.27   FRANCE
       Compagnie de Saint-Gobain                           BP                17,900                     619,668
       Compagnie Generale des Etablissements
         Michelin Series B Shrs                            TR                27,700                   1,024,773
       Societe Generale Series A Shrs                      BA                16,900                   1,033,550
       TotalFinaElf SA Sponsored ADR
         Representing 1/2 Ord Shr                          IO                15,150                     995,355
================================================================================================================
                                                                                                      3,673,346
3.69   GERMANY
       BASF AG(a)                                          DC                21,300                     950,119
       Deutsche Bank AG                                    BA                13,300                     687,815
================================================================================================================
                                                                                                      1,637,934
3.08   ITALY
       Eni SpA Sponsored ADR Representing 5 Ord Shrs(a)    IO                13,000                     923,650
       Sanpaolo IMI SpA Sponsored ADR
         Representing 2 Ord Shrs(a)                        BA                26,800                     442,200
================================================================================================================
                                                                                                      1,365,850
17.60  JAPAN
       Canon Inc                                           OE                23,000                     929,566
       Fuji Photo Film Ltd                                 PT                36,000                     917,659
       Hitachi Ltd Sponsored ADR Representing 10 Ord Shrs  EE                14,200                     476,410
       Ito-Yokado Ltd                                      FR                17,000                     399,841
       Kao Corp                                            HP                25,000                     455,937
       Kyocera Corp                                        EE                 6,900                     336,726
       Nintendo Ltd                                        LP                 9,300                     726,782
       Nippon Telegraph & Telephone Sponsored ADR
         Representing 1/200 Ord Shr                        IE                46,300                     807,472
       Sony Corp Sponsored ADR Representing Ord Shrs       CL                24,300                     601,182
       Takeda Chemical Industries Ltd                      PH                21,000                     769,495
       Takefuji Corp                                       CF                 7,850                     408,758
       TDK Corp                                            EE                12,500                     433,926
       Toyota Motor                                        AM                24,500                     554,670
================================================================================================================
                                                                                                      7,818,424
1.39   MEXICO
       Telefonos de Mexico SA de CV Sponsored ADR
         Representing 20 Series L Shrs                     IE                20,500                     619,305
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

6.38   NETHERLANDS
       ABN AMRO Holding NV Sponsored ADR
         Representing Ord Shrs                             BA                31,200              $      516,048
       ING Groep NV                                        ML                61,100                     992,130
       Koninklijke Philips Electronics NV New York
         Registered Shrs                                   CL                41,000                     765,880
       Unilever NV New York Registered Shrs                PF                 8,875                     558,859
================================================================================================================
                                                                                                      2,832,917
1.41   NORWAY
       Statoil ASA                                         OR                78,900                     625,761
================================================================================================================
1.38   PORTUGAL
       Portugal Telecom SGPS SA Sponsored ADR
         Representing Ord Shrs                             IE                86,600                     613,128
================================================================================================================
2.69   SOUTH KOREA
       Korea Electric Power Sponsored ADR
         Representing 1/2 Ord Shr                          EU                56,800                     535,056
       KT Corp Sponsored ADR Representing 1/2 Ord Shr      IE                32,700                     661,848
================================================================================================================
                                                                                                      1,196,904
5.15   SPAIN
       Banco Popular Espanol SA                            BA                 9,900                     479,942
       Endesa SA Sponsored ADR Representing Ord Shrs       EU                88,300                   1,258,275
       Repsol YPF SA Sponsored ADR Representing Ord Shrs   IO                37,600                     547,080
================================================================================================================
                                                                                                      2,285,297
1.29   SWEDEN
       Volvo AB Series B Shrs                              AM                28,700                     573,670
================================================================================================================
10.67  SWITZERLAND
       Nestle SA(a)                                        PF                 5,500                   1,121,249
       Novartis AG(a)                                      PH                34,300                   1,352,982
       Roche Holding AG                                    PH                13,100                     833,540
       Syngenta AG(a)                                      FA                14,150                     730,296
       Zurich Financial Services AG                        ML                 6,632                     699,238
================================================================================================================
                                                                                                      4,737,305
24.76  UNITED KINGDOM
       Abbey National PLC                                  BA                86,700                     615,936
       Amersham PLC                                        HC                44,300                     318,434
       BAE Systems PLC                                     AE               268,500                     544,995
       BP PLC                                              IO               179,400                   1,136,869
       BT Group PLC                                        IE               143,000                     409,675
       Cadbury Schweppes PLC                               PF               176,000                     980,303
       Diageo PLC                                          BR                79,000                     876,257
       GlaxoSmithKline PLC                                 PH                34,000                     681,430
       GlaxoSmithKline PLC Sponsored ADR
         Representing 2 Ord Shrs                           PH                 5,600                     226,912
       HSBC Holdings PLC                                   BA               101,000                   1,106,556
       Kingfisher PLC                                      GM               171,000                     668,220
       Marks & Spencer Group PLC                           FR                82,571                     384,690
       Rolls-Royce PLC(a)                                  AE               210,000                     304,586
       Royal Bank of Scotland Group PLC                    BA                27,200                     713,382
       Scottish Power PLC                                  EU               184,500                   1,146,335

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Shell Transport & Trading PLC New York
         Registered Shrs                                   IO                24,400              $      880,596
================================================================================================================
                                                                                                     10,995,176
       TOTAL COMMON STOCKS (COST $44,529,932)                                                        42,004,229
================================================================================================================
9.18   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
9.18   UNITED STATES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d)(e), 1.084% (Cost $4,076,439)      IN             4,076,439                   4,076,439
================================================================================================================
103.75 TOTAL INVESTMENTS AT VALUE
        (COST $48,606,371)                                                                           46,080,668
================================================================================================================
(3.75) OTHER ASSETS LESS LIABILITIES                                                                 (1,666,303)
================================================================================================================
100.00 NET ASSETS AT VALUE                                                                       $   44,414,365
================================================================================================================

(a) Loaned security, a portion or all of the security is on loan at April 30, 2003.

(b)  Security is non-income producing.

(c)  ETF - Exchange Traded Fund.

(d) The security is purchased with the cash collateral received from securities on loan (Note 5).

(e)  Security is an affiliated company (Note 4).

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                             AD                  0.88%   $    1,544,432
Apparel, Accessories & Luxury Goods     AA                  0.53           931,400
Automobile Manufacturers                AM                  1.13         1,970,492
Banks                                   BA                 18.61        32,479,661
Building Products                       BP                  1.60         2,792,343
Cable & Satellite Operators             CO                  1.24         2,155,889
Construction & Engineering              CN                  2.03         3,543,461
Consumer Electronics                    CL                  1.15         2,011,062
Distillers & Vintners                   DV                  1.33         2,315,023
Distributors                            DI                  0.83         1,457,619
Diversified Commercial Services         DE                  0.58         1,007,839
Diversified Financial Services          DF                  6.29        10,984,464
Diversified Metals & Mining             DM                  0.46           797,642
Electric Utilities                      EU                  1.33         2,328,854
Electronic Components & Equipment       EC                  0.85         1,478,192
Food Distributors                       FD                  0.88         1,527,464
Food Retail                             FR                  1.17         2,038,981
Gas Utilities                           GU                  0.49           862,689
Health Care Equipment                   HC                  1.14         1,984,104
Health Care Supplies                    HS                  1.11         1,931,154
Highways & Railtracks                   HR                  0.56           971,205
Hotels & Resorts                        HO                  0.53           920,592
Integrated Oil & Gas                    IO                  9.53        16,628,477
Integrated Telecommunication Services   IE                  4.04         7,053,491

SUMMARY OF INVESTMENTS BY INDUSTRY
 (CONTINUED)

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Internet Software & Services            IS                  0.07%   $      124,019
Investment Companies                    IN                 28.22        49,236,574
IT Consulting & Services                IT                  0.74         1,288,980
Leisure Facilities                      LF                  1.11         1,936,879
Movies & Entertainment                  ME                  0.00             4,955
Multi-Line Insurance                    ML                  3.07         5,362,257
Multi-Utilities                         MU                  0.89         1,546,047
Oil & Gas Equipment & Services          OQ                  1.52         2,657,091
Oil & Gas Exploration, Production &
  Transportation                        OX                  0.95         1,653,153
Packaged Foods & Meats                  PF                  3.34         5,824,558
Personal Products                       PE                  0.94         1,644,035
Pharmaceuticals                         PH                 10.24        17,863,569
Publishing & Printing                   PU                  1.48         2,576,084
Reinsurance                             RE                  1.45         2,529,695
Repurchase Agreements                   RA                  0.59         1,034,000
Specialty Chemicals                     SH                  0.91         1,590,776
Telecommunications Equipment            TE                  2.22         3,866,737
Tires & Rubber                          TR                  0.50           867,246
Tobacco                                 TO                  3.73         6,504,486
Water Utilities                         WU                  1.01         1,762,119
Wireless Telecommunication Services     WT                  7.15        12,479,593
Other Assets Less Liabilities                             (28.42)      (49,583,976)
============================================================================================
                                                           100.00%  $  174,485,407
============================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                     AE                   1.91%  $      849,581
Automobile Manufacturers                AM                   2.54        1,128,340
Banks                                   BA                  16.13        7,164,097
Brewers                                 BR                   1.97          876,257
Building Products                       BP                   1.39          619,668
Consumer Electronics                    CL                   3.08        1,367,062
Consumer Finance                        CF                   0.92          408,758
Diversified Chemicals                   DC                   2.14          950,119
Electric Utilities                      EU                   6.62        2,939,666
Electronic Equipment & Instruments      EE                   2.81        1,247,062
Fertilizers & Agricultural Chemicals    FA                   1.64          730,296
Food Retail                             FR                   1.77          784,531
General Merchandise Stores              GM                   1.50          668,220
Gold                                    GO                   0.67          299,000
Health Care Equipment                   HC                   0.72          318,434
Household Products                      HP                   1.03          455,937
Integrated Oil & Gas                    IO                  10.09        4,483,550
Integrated Telecommunication Services   IE                   7.00        3,111,428
Investment Companies                    IN                   9.18        4,076,439
Leisure Products                        LP                   1.64          726,782
Multi-Line Insurance                    ML                   3.81        1,691,368
Office Electronics                      OE                   2.09          929,566
Oil & Gas Refining & Marketing          OR                   1.41          625,761
Packaged Foods & Meats                  PF                   5.99        2,660,411
Paper Products                          PR                   1.53          679,365

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Pharmaceuticals                         PH                  8.70%   $    3,864,359
Photographic Products                   PT                  2.07           917,659
Telecommunications Equipment            TE                  1.09           482,179
Tires & Rubber                          TR                  2.31         1,024,773
Other Assets Less Liabilities                              (3.75)       (1,666,303)
============================================================================================
                                                           100.00%  $   44,414,365
============================================================================================

See Notes to Financial Statements
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                                           $   217,523,219             $   48,606,371
=====================================================================================================
  At Value(a)(b)                                          $   224,069,383             $   46,080,668
Cash                                                               43,994                  1,333,665
Foreign Currency (Cost $209,773 and $35,599, respectively)        212,247                     36,056
Receivables:
  Investment Securities Sold                                    6,118,848                  1,351,486
  Fund Shares Sold                                              1,538,034                    468,177
  Dividends and Interest                                          931,008                    292,963
  Foreign Tax Reclaim                                             132,792                     42,218
Prepaid Expenses and Other Assets                                  51,863                     29,626
=====================================================================================================
TOTAL ASSETS                                                  233,098,169                 49,634,859
=====================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                               8,348,923                    105,074
  Fund Shares Repurchased                                       5,277,373                  1,009,394
  Securities Loaned                                            44,857,725                  4,076,439
Depreciation on Forward Foreign Currency Contracts                 15,584                      9,317
Accrued Distribution Expenses
  Investor Class                                                   33,252                      7,787
  Class A                                                           1,304                        683
  Class B                                                              59                        230
  Class C                                                           3,251                      2,038
  Class K                                                             144                         --
Accrued Expenses and Other Payables                                75,147                      9,532
=====================================================================================================
TOTAL LIABILITIES                                              58,612,762                  5,220,494
=====================================================================================================
NET ASSETS AT VALUE                                       $   174,485,407             $   44,414,365
=====================================================================================================
NET ASSETS
Paid-in Capital(c)                                        $   471,971,191             $   59,342,941
Accumulated Undistributed Net Investment Income                   695,618                    385,049
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions    (304,757,575)               (12,797,238)
Net Appreciation (Depreciation) of Investment Securities
  and Foreign Currency Transactions                             6,576,173                 (2,516,387)
=====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding     $   174,485,407             $   44,414,365
=====================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                          $   165,319,162             $   39,323,230
=====================================================================================================
  Class A                                                 $     5,225,252             $    3,098,051
=====================================================================================================
  Class B                                                 $        73,978             $      293,209
=====================================================================================================
  Class C                                                 $     3,522,173             $    1,699,875
=====================================================================================================
  Class K                                                 $       344,842                         --
=====================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
                                                               (CONTINUED)                (CONTINUED)
-----------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                               21,335,597                  5,252,036
  Class A                                                         697,061                    416,512
  Class B                                                           9,619                     39,508
  Class C                                                         488,228                    234,648
  Class K                                                          45,023                         --
=====================================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share $          7.75             $         7.49
  Class A
    Redemption Price per Share                            $          7.50             $         7.44
    Offering Price per Share (Maximum sales charge of
      5.50%)                                              $          7.94             $         7.87
  Class B, Offering and Redemption Price per Share        $          7.69             $         7.42
  Class C, Offering and Redemption Price per Share        $          7.21             $         7.24
  Class K, Offering and Redemption Price per Share        $          7.66                         --
=====================================================================================================

(a) Investment securities at cost and value at April 30, 2003 includes a repurchase agreement of $1,034,000 for European Fund.

(b)  Investment  securities  at  cost  and  value  at  April  30,  2003  include
     $43,207,642   and   $3,945,206  of  securities   loaned  for  European  and
     International Blue Chip Value Funds, respectively (Note 5).

(c) The INVESCO International Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class 100 million to each additional class of European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
SIX MONTHS ENDED APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                 $     2,537,516             $      784,675
Interest                                                           30,223                      6,024
Securities Loaned Income                                           49,115                      7,721
  Foreign Taxes Withheld                                         (307,694)                   (98,839)
=====================================================================================================
  TOTAL INCOME                                                  2,309,160                    699,581
=====================================================================================================
EXPENSES
Investment Advisory Fees                                          673,995                    160,930
Distribution Expenses                                             241,940                     62,018
Transfer Agent Fees                                               634,721                    154,620
Administrative Services Fees                                       45,440                     14,656
Custodian Fees and Expenses                                       102,814                     20,175
Directors' Fees and Expenses                                       12,504                      6,008
Interest Expenses                                                  14,462                        996
Professional Fees and Expenses                                     31,785                     17,765
Registration Fees and Expenses
  Investor Class                                                   14,748                      8,611
  Class A                                                           1,437                      1,343
  Class B                                                           1,219                      1,221
  Class C                                                           2,425                      1,958
  Class K                                                           2,544                         --
Reports to Shareholders                                           107,869                     36,431
Other Expenses                                                     27,837                     11,929
=====================================================================================================
  TOTAL EXPENSES                                                1,915,740                    498,661
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser    (342,886)                   (65,747)
  Fees and Expenses Paid Indirectly                                  (228)                      (104)
=====================================================================================================
    NET EXPENSES                                                1,572,626                    432,810
=====================================================================================================
NET INVESTMENT INCOME                                             736,534                    266,771
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                       (54,135,754)                (3,860,562)
  Foreign Currency Transactions                                13,943,604                    702,954
=====================================================================================================
    Total Net Realized Loss                                   (40,192,150)                (3,157,608)
=====================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                        41,243,641                  2,398,189
  Foreign Currency Transactions                                 1,941,122                  1,319,065
=====================================================================================================
    Total Change in Net Appreciation/Depreciation              43,184,763                  3,717,254
=====================================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                             2,992,613                    559,646
=====================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                         $     3,729,147             $      826,417
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                               SIX MONTHS                       YEAR
                                                                    ENDED                      ENDED
                                                                 APRIL 30                 OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                                     2003                       2002
                                                                UNAUDITED                    (Note 1)

OPERATIONS
Net Investment Income (Loss)                              $       736,534             $   (1,076,595)
Net Realized Loss                                             (40,192,150)               (94,818,094)
Change in Net Appreciation/Depreciation                        43,184,763                 26,752,526
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                               3,729,147                (69,142,163)
=====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              145,434,247                351,113,065
  Class A                                                     141,857,577                 47,565,200
  Class B                                                               0                     94,231
  Class C                                                     135,609,840                464,753,300
  Class K                                                       3,195,271                  5,719,722
=====================================================================================================
                                                              426,096,935                869,245,518
Amounts Paid for Repurchases of Shares
  Investor Class                                             (167,879,002)              (445,595,035)
  Class A                                                    (149,878,362)               (35,891,283)
  Class B                                                               0                     (1,007)
  Class C                                                    (144,078,614)              (466,940,753)
  Class K                                                      (3,545,383)                (4,871,596)
=====================================================================================================
                                                             (465,381,361)              (953,299,674)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                (39,284,426)               (84,054,156)
=====================================================================================================
TOTAL DECREASE IN NET ASSETS                                  (35,555,279)              (153,196,319)
NET ASSETS
Beginning of Period                                           210,040,686                363,237,005
=====================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income (Loss) of
  $695,618 and ($40,916), respectively)                   $   174,485,407             $  210,040,686
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                               SIX MONTHS                       YEAR
                                                                    ENDED                      ENDED
                                                                 APRIL 30                 OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                                     2003                       2002
                                                                UNAUDITED                    (Note 1)
OPERATIONS
Net Investment Income                                     $       266,771             $      200,261
Net Realized Loss                                              (3,157,608)                (3,993,895)
Change in Net Appreciation/Depreciation                         3,717,254                 (1,443,362)
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                 826,417                 (5,236,996)
=====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                9,961,212                 58,150,538
  Class A                                                      29,152,883                 15,202,267
  Class B                                                         250,091                    207,861
  Class C                                                      29,323,576                 40,714,473
=====================================================================================================
                                                               68,687,762                114,275,139
Amounts Paid for Repurchases of Shares
  Investor Class                                              (11,940,444)               (58,556,618)
  Class A                                                     (29,011,256)               (12,396,273)
  Class B                                                         (45,836)                  (108,262)
  Class C                                                     (28,865,207)               (41,048,220)
=====================================================================================================
                                                              (69,862,743)              (112,109,373)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                 (1,174,981)                 2,165,766
=====================================================================================================
TOTAL DECREASE IN NET ASSETS                                     (348,564)                (3,071,230)
NET ASSETS
Beginning of Period                                            44,762,929                 47,834,159
=====================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $385,049 and $118,278, respectively)                    $    44,414,365             $   44,762,929
=====================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO INTERNATIONAL FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: European Fund and International Blue Chip Value Fund
(individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended April 30, 2003, European and International Blue Chip Value Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at April 30, 2003 include:

                                                                                                        NET TAX
                                                COST OF         GROSS TAX         GROSS TAX        APPRECIATION
                                        INVESTMENTS FOR        UNREALIZED        UNREALIZED      (DEPRECIATION)
FUND                                       TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
European Fund                           $   175,060,496    $   13,836,668     $   9,685,506       $   4,151,162
International Blue Chip Value Fund           51,890,548         3,391,066         9,200,946          (5,809,880)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                         $500      $700        $1        $2        $4        $6
                          $0 TO     $0 TO   $350 TO   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION      OVER
                           $350      $500      $700     TO $1     TO $2     TO $2     TO $4     TO $6     TO $8        $8
FUND                    MILLION   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION
-------------------------------------------------------------------------------------------------------------------------
European Fund             0.75%        --     0.65%        --     0.55%        --     0.45%     0.40%    0.375%     0.35%
International Blue
  Chip Value Fund            --     0.75%        --     0.65%        --     0.55%     0.45%     0.40%    0.375%     0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the Distributor will change to AIM Distributors Inc., an affiliate of IFG. For the six months ended April 30, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  218,031   $  8,851    $  357  $  20,507  $  1,194
International Blue Chip Value Fund        49,870      3,149       879      7,716        --

If the Class B Plan is terminated, the Board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months ended April 30, 2003, for Class B were as follows:

                                                                     DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                         AGGREGATE        UNREIMBURSED
                                                                      UNREIMBURSED       EXPENSES AS %
                                                AMOUNT RETAINED           EXPENSES       OF NET ASSETS
FUND                                             BY DISTRIBUTOR         UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------
European Fund - Class B Plan                            $   306            $     0               0.00%
International Blue Chip Value Fund - Class B Plan         1,012              5,840               1.99%

Distribution Expenses for each Class as presented in the Statement of Operations for the six months ended April 30, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  213,123    $ 8,629    $  357  $  18,748  $  1,083
International Blue Chip Value Fund        48,795      3,323     1,034      8,866        --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the six months ended April 30, 2003 amounted to $217,041 for European Fund and $36,477 for International Blue Chip Value Fund, of which $110,223 and $8,677, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each Class as presented in the Statement of Operations for the six months ended April 30, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  609,638   $  2,417     $  84  $  20,384  $  2,198
International Blue Chip Value Fund       139,986      2,092       411     12,131        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the six months ended April 30, 2003, total fees and expenses voluntarily absorbed were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  317,922       $  0  $  1,886  $  18,652  $  4,426
International Blue Chip Value Fund        53,116          0     1,828     10,803        --

At April 30, 2003, the reimbursement that may potentially be made by the Funds to IFG that will expire during the calendar years ended 2005 and 2006, are as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  518,984       $  0  $  1,886  $  27,950  $  5,269
International Blue Chip Value Fund        53,116          0     1,828     14,057        --

During the six months ended April 30, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $        0       $  0  $      0  $     190  $      0
International Blue Chip Value Fund             0          0         0          0        --

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class shares. Total redemption fees received by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class for the six months ended April 30, 2003 were $39,074 and $2,901, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                             PURCHASES                SALES
--------------------------------------------------------------------------------
European Fund                               $  105,666,109       $  138,004,492
International Blue Chip Value Fund               9,427,225           11,432,112

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended April 30, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                         PENSION        PENSION
FUND                                                    EXPENSES      LIABILITY
--------------------------------------------------------------------------------
European Fund                                         $    3,706     $   33,582
International Blue Chip Value Fund                           651          5,797

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                        REALIZED
                                       PURCHASES                     SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES    4/30/2003
--------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       101,828,650   $ 101,828,650  70,272,100  $ 70,272,100    $        0  $ 44,857,725

INTERNATIONAL BLUE CHIP
  VALUE FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                         9,943,973       9,943,973   7,313,534     7,313,534             0     4,076,439

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of April 30, 2003, European and International Blue Chip Value Funds have on loan securities valued at $43,207,642 and $3,945,206, respectively, and cash collateral of $44,857,725 and $4,076,439, respectively, has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed in the Statement of Investment
Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of
Operations. Of the securities lending income received for European and International Blue Chip Value Funds $49,115 and $7,721, respectively, were received from investments in INVESCO Treasurer's Series Money Market Reserve Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended April 30, 2003, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.48% to 1.49%, and interest expenses amounted to $14,462 and $996, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended April 30, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended April 30, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
European Fund                      $    8,230        $     0        $10,211        $     0
International Blue Chip Value Fund      2,868              0            200             --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the six months ended April 30, 2003 and the year/period ended October 31, 2002 were as follows:

                                           EUROPEAN FUND           INTERNATIONAL BLUE CHIP VALUE FUND
                                   SIX MONTHS           YEAR       SIX MONTHS                    YEAR
                                        ENDED          ENDED            ENDED                   ENDED
                                     APRIL 30     OCTOBER 31         APRIL 30              OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                         2003           2002             2003                    2002
                                    UNAUDITED        (Note 1)       UNAUDITED                (Note 1)
Shares Sold
   Investor Class                  19,556,041     37,516,059        1,354,312              6,990,083
   Class A                         19,536,588      6,520,667        3,975,754              2,113,666
   Class B                                  0          9,746           34,117                 26,062
   Class C                         19,299,232     54,499,792        4,141,680              4,961,956
   Class K                            434,439        603,756               --                     --
=====================================================================================================
                                   58,826,300     99,150,020        9,505,863             14,091,767
Shares Repurchased
   Investor Class                 (22,403,253)   (46,751,700)      (1,627,808)            (7,163,885)
   Class A                        (20,569,311)    (4,790,883)      (3,961,768)            (1,711,140)
   Class B                                  0           (127)          (6,103)               (14,568)
   Class C                        (20,374,136)   (53,821,367)      (4,062,666)            (4,964,120)
   Class K                           (478,306)      (525,731)              --                     --
=====================================================================================================
                                  (63,825,006)  (105,889,808)      (9,658,345)           (13,853,713)
NET INCREASE (DECREASE)
   IN FUND SHARES                  (4,998,706)    (6,739,788)        (152,482)               238,054
=====================================================================================================

NOTE 10 -- SUBSEQUENT EVENTS. On June 9, 2003, the Board of Directors for the INVESCO European Fund ("Selling Fund") and on June 11, 2003, the Board of Trustees of the AIM International Core Equity Fund ("Selling Fund") approved an Agreement and Plan of Reorganization (the "Plan") for the sale of all of the assets of the Selling Funds to AIM European Growth Fund and INVESCO
International Blue Chip Value Fund, respectively. The Plan is more fully described in a proxy statement to be presented for shareholder consideration.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS
                                                  ENDED
                                               APRIL 30                             YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002         2001         2000         1999         1998
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $     7.66    $   10.59    $   21.53    $   18.01    $   17.62    $   17.34
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                    0.03        (0.00)       (0.00)       (0.11)       (0.09)        0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.06        (2.93)       (9.47)        4.07         2.18         3.58
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.09        (2.93)       (9.47)        3.96         2.09         3.62
=========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         0.00         1.47         0.44         1.70         3.34
=========================================================================================================================
Net Asset Value -- End of Period             $     7.75    $    7.66    $   10.59    $   21.53    $   18.01    $   17.62
=========================================================================================================================

TOTAL RETURN                                      1.17%(c)   (27.74%)     (46.45%)      22.08%       12.64%       24.92%

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  165,319    $ 185,225    $ 354,045    $ 894,943    $ 546,257    $ 672,146
Ratio of Expenses to Average Net
  Assets(d)(e)                                    0.86%(c)     1.74%        1.54%        1.33%        1.56%        1.34%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                        0.43%(c)    (0.36%)      (0.37%)      (0.42%)      (0.48%)       0.24%
Portfolio Turnover Rate                             59%(c)       86%          89%          84%          90%         102%

(a)  The per share  information  was  computed  based on average  shares for the years ended October 31, 2000 and 1999.

(b)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended October 31, 2002 and 2001.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  if  applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended April 30, 2003 and the year ended  October 31,  2002.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.05% and 1.82%, respectively,  and ratio of net investment income (loss) to average net assets  would have been 0.24% and (0.44%), respectively.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    CLASS A                           CLASS B
                                        SIX MONTHS           PERIOD       SIX MONTHS           PERIOD
                                             ENDED            ENDED            ENDED            ENDED
                                          APRIL 30       OCTOBER 31         APRIL 30       OCTOBER 31
------------------------------------------------------------------------------------------------------
                                              2003             2002(a)          2003           2002(a)
                                         UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  7.42         $  10.77          $  7.63       $  10.77
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                  0.07             0.04             0.01          (0.04)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              0.01            (3.39)            0.05          (3.10)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.08            (3.35)            0.06          (3.14)
======================================================================================================
Net Asset Value -- End of Period           $  7.50         $   7.42          $  7.69       $   7.63
======================================================================================================

TOTAL RETURN(c)                              1.21%(d)       (31.20%)(d)        0.79%(d)     (29.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 5,225         $ 12,827          $    74       $     73
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.74%(d)         1.35%(g)         1.23%(d)       2.39%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                      0.14%(d)         0.03%(g)         0.09%(d)      (0.94%)(g)
Portfolio Turnover Rate                        59%(d)           86%(h)           59%(d)         86%(h)

(a)  From April 1, 2002, inception of Class, to October 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended
     October 31, 2002.

(c)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various  expenses of Class B were  voluntarily  absorbed by IFG for the six months ended April 30, 2003.
     If such  expenses  had not been  voluntarily absorbed  for Class B, ratio of expenses  to average net assets  would have been 3.86% and ratio of net  investment  loss to average  net assets  would have been (2.54%).

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS                                    PERIOD
                                                     ENDED                                     ENDED
                                                  APRIL 30      YEAR ENDED OCTOBER 31     OCTOBER 31
------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001           2000(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  7.19     $  10.26     $  21.38       $  28.72
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                               (0.05)       (0.00)       (0.12)         (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            0.07        (3.07)       (9.53)         (7.30)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.02        (3.07)       (9.65)         (7.34)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00         0.00         1.47           0.00
======================================================================================================
Net Asset Value -- End of Period                   $  7.21     $   7.19     $  10.26       $  21.38
======================================================================================================

TOTAL RETURN(d)                                      0.28%(e)   (29.92%)     (47.76%)       (25.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 3,522     $ 11,242     $  9,077       $  2,582
Ratio of Expenses to Average Net Assets(f)(g)        1.23%(e)     2.64%        2.75%          2.08%(h)
Ratio of Net Investment Loss to Average Net
  Assets(g)                                         (0.21%)(e)   (1.34%)      (1.27%)        (0.88%)(h)
Portfolio Turnover Rate                                59%(e)       86%          89%            84%(i)

(a)  From February 15, 2000, inception of Class, to October 31, 2000.

(b)  The per share information was computed based on average shares for the year ended October 31, 2001.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31,
     2002.

(d)  The applicable CDSC is not included in the Total Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended April 30,
     2003 and the year ended  October 31,  2002.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 1.73% and 2.89%, respectively,  and ratio of net investment  loss to average net assets would have been (0.71%) and (1.59%), respectively.

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2000.

FINANCIAL HIHGLIGHTS

EUROPEAN FUND -- CLASS K
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS               YEAR            PERIOD
                                                 ENDED              ENDED             ENDED
                                              APRIL 30         OCTOBER 31        OCTOBER 31
--------------------------------------------------------------------------------------------
                                                  2003               2002           2001(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   7.57          $   10.52      $   17.88
============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   0.01              (0.08)         (0.00)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                        0.08              (2.87)         (7.36)
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.09              (2.95)         (7.36)
============================================================================================
Net Asset Value -- End of Period              $   7.66          $    7.57      $   10.52
============================================================================================

TOTAL RETURN                                     1.19%(d)         (28.04%)       (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    345          $     673      $     114
Ratio of Expenses to Average Net Assets(e)(f)    0.96%(d)           2.12%          2.20%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                          0.13%(d)          (0.70%)        (0.58%)(g)
Portfolio Turnover Rate                            59%(d)             86%            89%(h)

(a) From December 14, 2000, inception of Class, to October 31, 2001.

(b) The per share information was computed based on average shares for the six months ended April 30,
    2003 and the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31,
    2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended April 30,
    2003, the year ended October 31,2002 and the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.87%, 2.22% and
    56.83% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.78%), (0.80%) and (55.21%) (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS                                                           PERIOD
                                                  ENDED                                                            ENDED
                                               APRIL 30                 YEAR ENDED OCTOBER 31                 OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002         2001         2000         1999         1998(a)
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $     7.35    $    8.17    $   11.16    $   11.23    $   10.02    $   10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    0.05         0.05         0.03        (0.01)        0.02         0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.09        (0.87)       (2.07)        0.27         1.21         0.02
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.14        (0.82)       (2.04)        0.26         1.23         0.02
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         0.00         0.95         0.33         0.02         0.00
===========================================================================================================================
Net Asset Value -- End of Period             $     7.49    $    7.35    $    8.17    $   11.16    $   11.23    $   10.02
===========================================================================================================================

TOTAL RETURN                                      1.90%(c)   (10.04%)     (19.74%)       2.66%       11.77%      0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $   39,323    $  40,620    $  46,562    $  61,708    $  51,710    $   6,287
Ratio of Expenses to Average Net
  Assets(d)(e)                                    0.99%(c)     1.99%        1.89%        2.04%        2.09%      0.90%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                           0.61%(c)     0.42%        0.12%       (0.37%)       0.30%      6.16%(f)
Portfolio Turnover Rate                             23%(c)       44%          54%          59%         112%         0%(c)

(a)  From October 28, 1998,  commencement of investment  operations,  to October 31, 1998.

(b)  Net Investment  Income  aggregated less than $0.01 on a per share basis for the period ended October 31, 1998.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April 30,
     2003 and the year ended October 31, 1999. If such  expenses  had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.12% and 2.56%, respectively, and ratio of net investment income (loss) to average net assets would have been 0.48% and (0.17%), respectively.

(f)  Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    CLASS A                           CLASS B
                                        SIX MONTHS           PERIOD       SIX MONTHS           PERIOD
                                             ENDED            ENDED            ENDED            ENDED
                                          APRIL 30       OCTOBER 31         APRIL 30       OCTOBER 31
------------------------------------------------------------------------------------------------------
                                              2003             2002(a)          2003           2002(a)
                                         UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  7.31         $   8.96          $  7.31       $   8.96
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                  0.04             0.01             0.02          (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              0.09            (1.66)            0.09          (1.64)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.13            (1.65)            0.11          (1.65)
======================================================================================================
Net Asset Value -- End of Period           $  7.44         $   7.31          $  7.42       $   7.31
======================================================================================================

TOTAL RETURN(c)                              1.78%(d)       (18.42%)(d)        1.50%(d)     (18.42%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 3,098         $  2,944          $   293       $     84
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.91%(d)         1.48%(g)         1.36%(d)       2.60%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                      0.79%(d)         0.47%(g)         0.53%(d)      (0.14%)(g)
Portfolio Turnover Rate                        23%(d)           44%(h)           23%(d)         44%(h)

(a)  From April 1, 2002, inception of Class, to October 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended
     October 31, 2002.

(c)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of Class B were  voluntarily  absorbed by IFG and IGAM for the six  months  ended
     April  30,  2003.  If such  expenses  had not  been voluntarily  absorbed  for Class B, ratio of expenses to average net assets would  have been  2.23% and ratio of net  investment  loss to  average net assets would have been (0.34%).

(g)  Annualized

(h)  Portfolio  Turnover is calculated at the Fund level.  Represents the period ended October 31, 2002.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS                                    PERIOD
                                                     ENDED                                     ENDED
                                                  APRIL 30      YEAR ENDED OCTOBER 31     OCTOBER 31
------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001           2000(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  7.16     $   8.06     $  11.14       $  12.06
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                          0.05        (0.02)       (0.02)         (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            0.03        (0.88)       (2.12)         (0.88)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.08        (0.90)       (2.14)         (0.92)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00         0.00         0.94           0.00
======================================================================================================
Net Asset Value -- End of Period                   $  7.24     $   7.16     $   8.06       $  11.14
======================================================================================================

TOTAL RETURN(c)                                      1.12%(d)   (11.17%)     (20.75%)       (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 1,700     $ 1,115      $  1,272       $ 1,082
Ratio of Expenses to Average Net Assets(e)(f)        1.36%(d)    2.75%         2.76%         2.47%(g)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(f)                                      0.58%(d)   (0.43%)       (0.62%)       (0.56%)(g)
Portfolio Turnover Rate                                23%(d)      44%           54%           59%(h)

(a)  From February 15, 2000, inception of Class, to October 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the period ended October 31,
     2000.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April
     30,  2003 and the years ended  October 31, 2002 and 2001.  If such  expenses had not been  voluntarily absorbed,  ratio of expenses  to average  net assets  would have been  1.96%,  3.52% and 3.02%, respectively,  and ratio of net investment loss to average net assets would have been (0.02%), (1.20%)
     and (0.88%), respectively.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2000.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SINT  900467   5/03

                                                                     APPENDIX VI


                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
             OF INVESCO EUROPEAN FUND INTO AIM EUROPEAN GROWTH FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)



                    SHARES
-----------------------------------------------
                                        AIM
                       AIM           EUROPEAN
  INVESCO            EUROPEAN       GROWTH FUND
  EUROPEAN            GROWTH         PRO FORMA
    FUND               FUND          COMBINING
---------------------------------------------------------------------------------------------------------------------------
                                                    FOREIGN STOCKS & OTHER EQUITY INTERESTS
                                                    92.40%
                                                    AUSTRIA-0.24%
    18,400              --             18,400       Erste Bank der oesterreichischen Sparkassen A.G. (Banks)
===========================================================================================================================

                                                    BELGIUM-2.06%
      --              86,400           86,400       Colruyt N.V. (Food Retail)
    13,530              --             13,530       Fortis (Banks)
      --             201,334          201,334       Mobistar S.A. (Wireless Telecommunication Services)                 (a)
===========================================================================================================================

===========================================================================================================================

                                                    BERMUDA-1.46%
      --             282,600          282,600       Willis Group Holdings Ltd. (Insurance Brokers)
===========================================================================================================================

                                                    CZECH REPUBLIC-0.55%
      --              47,870           47,870       Komercni Banka A.S. (Banks)
===========================================================================================================================

                                                    DENMARK-0.54%
    57,800              --             57,800       Group 4 Falck A.S. (Diversified Commercial Services)
      --              61,600           61,600       Novo Nordisk A.S.-Class B (Pharmaceuticals)
===========================================================================================================================

===========================================================================================================================

                                                    FINLAND-0.79%
   228,550              --            228,550       Nokia Oyj (Telecommunications Equipment)
   127,700              --            127,700       Sampo Oyj-Class A (Multi-Line Insurance)
===========================================================================================================================

===========================================================================================================================

                                                    FRANCE-10.62%
     3,476              --              3,476       Atos Origin S.A. (Internet Software & Services)
      --              90,000           90,000       Autoroutes du Sud de la France (Highways & Railtracks)              (a)
    39,200            48,533           87,733       Aventis S.A. (Pharmaceuticals)
    65,900              --             65,900       BNP Paribas S.A. (Banks)
      --              28,400           28,400       CNP Assurances (Life & Health Insurance)
    90,900              --             90,900       Credit Agricole S.A. (Banks)
    30,300              --             30,300       Credit Lyonnais S.A. (Banks)
    22,970              --             22,970       Essilor International S.A. (Health Care Supplies)
    53,200              --             53,200       France Telecom S.A. (Integrated Telecommunications Services)
                                                    France Telecom S.A.-New (Integrated Telecommunications
    50,540              --             50,540       Services)                                                           (a)
    12,800              --             12,800       Groupe Danone (Packaged Foods & Meats)
    23,000              --             23,000       L'Oreal S.A. (Personal Products)
   206,902              --            206,902       Orange S.A. (Wireless Telecommunication Services)                   (a)
    26,375            46,425           72,800       Pernod-Ricard S.A. (Distillers & Vintners)
    42,100            42,905           85,005       PSA Peugeot Citroen (Automobile Manufacturers)
    70,000              --             70,000       Publicis Groupe (Advertising)
    35,000            75,250          110,250       Sanofi-Synthelabo S.A. (Pharmaceuticals)
    55,000              --             55,000       streetTRACKS MSCI Pan Euro ETF (Mutual Funds)
    32,100            61,369           93,469       Total S.A. (Integrated Oil & Gas)
    22,700            65,000           87,700       Vinci S.A. (Construction & Engineering)
===========================================================================================================================

===========================================================================================================================

                                                    GERMANY-6.80%
                                                    Adidas-Salomon A.G. (Apparel, Accessories & Luxury Goods)
      --              42,875           42,875       (Acquired 06/19/02-08/23/02; Cost $2,900,079)
    10,800              --             10,800       Allianz A.G. (Multi-Line Insurance)
      --              87,400           87,400       Altana A.G. (Pharmaceuticals)
    48,478           126,940          175,418       Continental A.G. (Tires & Rubber)
    17,790              --             17,790       Deutsche Bank A.G. (Banks)
    42,000           122,000          164,000       Deutsche Boerse A.G. (Diversified Financial Services)
    32,300              --             32,300       E.ON A.G. (Electric Utilities)
    39,000              --             39,000       Medion A.G. (Distributors)
      --               5,730            5,730       Porsche A.G.-Pfd. (Automobile Manufacturers)
     9,700           119,000          128,700       Puma A.G. Rudolf Dassler Sport (Footwear)
      --              58,400           58,400       Stada Arzneimittel A.G. (Pharmaceuticals)
===========================================================================================================================

===========================================================================================================================

                                                    GREECE-1.69%
      --              74,000           74,000       Coca-Cola Hellenic Bottling Co. S.A. (Soft Drinks)
                                                    Cosmote Mobile Communications S.A. (Wireless
   141,365           184,700          326,065       Telecommunication Services)
    36,780              --             36,780       Public Power Corp. (Electric Utilities)
      --             812,700          812,700       Vodafone Panafon S.A. (Wireless Telecommunication Services)
===========================================================================================================================

===========================================================================================================================




                                                                                    MARKET VALUE
                                                                   -----------------------------------------------
                                                                                                           AIM
                                                                                         AIM            EUROPEAN
                                                                     INVESCO          EUROPEAN         GROWTH FUND
                                                                    EUROPEAN           GROWTH           PRO FORMA
                                                                      FUND              FUND            COMBINING
-------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY INTERESTS --
92.40%
AUSTRIA-0.24%
Erste Bank der oesterreichischen Sparkassen A.G. (Banks)           $ 1,455,889       $      --         $ 1,455,889
===================================================================================================================

BELGIUM-2.06%
Colruyt N.V. (Food Retail)                                                --           5,656,155         5,656,155
Fortis (Banks)                                                         225,284              --             225,284
Mobistar S.A. (Wireless Telecommunication Services)           (a)         --           6,573,257         6,573,257
===================================================================================================================
                                                                       225,284        12,229,412        12,454,696
===================================================================================================================

BERMUDA-1.46%
Willis Group Holdings Ltd. (Insurance Brokers)                            --           8,814,294         8,814,294
===================================================================================================================

CZECH REPUBLIC-0.55%
Komercni Banka A.S. (Banks)                                               --           3,343,031         3,343,031
===================================================================================================================

DENMARK-0.54%
Group 4 Falck A.S. (Diversified Commercial Services)                 1,007,839              --           1,007,839
Novo Nordisk A.S.-Class B (Pharmaceuticals)                               --           2,233,933         2,233,933
===================================================================================================================
                                                                     1,007,839         2,233,933         3,241,772
===================================================================================================================

FINLAND-0.79%
Nokia Oyj (Telecommunications Equipment)                             3,866,737              --           3,866,737
Sampo Oyj-Class A (Multi-Line Insurance)                               926,336              --             926,336
===================================================================================================================
                                                                     4,793,073              --           4,793,073
===================================================================================================================

FRANCE-10.62%
Atos Origin S.A. (Internet Software & Services)                        124,019              --             124,019
Autoroutes du Sud de la France (Highways & Railtracks)        (a)         --           2,465,410         2,465,410
Aventis S.A. (Pharmaceuticals)                                       1,990,935         2,469,589         4,460,524
BNP Paribas S.A. (Banks)                                             3,093,278              --           3,093,278
CNP Assurances (Life & Health Insurance)                                  --           1,143,780         1,143,780
Credit Agricole S.A. (Banks)                                         1,672,818              --           1,672,818
Credit Lyonnais S.A. (Banks)                                         1,878,412              --           1,878,412
Essilor International S.A. (Health Care Supplies)                      940,531              --             940,531
France Telecom S.A. (Integrated Telecommunications Services)         1,228,984              --           1,228,984
France Telecom S.A.-New (Integrated Telecommunications
Services)                                                     (a)    1,162,458              --           1,162,458
Groupe Danone (Packaged Foods & Meats)                               1,811,313              --           1,811,313
L'Oreal S.A. (Personal Products)                                     1,644,035              --           1,644,035
Orange S.A. (Wireless Telecommunication Services)             (a)    1,657,881              --           1,657,881
Pernod-Ricard S.A. (Distillers & Vintners)                           2,315,023         4,082,548         6,397,571
PSA Peugeot Citroen (Automobile Manufacturers)                       1,970,492         2,011,949         3,982,441
Publicis Groupe (Advertising)                                        1,544,432              --           1,544,432
Sanofi-Synthelabo S.A. (Pharmaceuticals)                             2,087,757         4,497,124         6,584,881
streetTRACKS MSCI Pan Euro ETF (Mutual Funds)                        4,378,849              --           4,378,849
Total S.A. (Integrated Oil & Gas)                                    4,209,273         8,062,460        12,271,733
Vinci S.A. (Construction & Engineering)                              1,478,192         4,240,674         5,718,866
===================================================================================================================
                                                                    35,188,682        28,973,534        64,162,216
===================================================================================================================

GERMANY-6.80%
Adidas-Salomon A.G. (Apparel, Accessories & Luxury Goods)
(Acquired 06/19/02-08/23/02; Cost $2,900,079)                             --           3,696,061         3,696,061
Allianz A.G. (Multi-Line Insurance)                                    763,545              --             763,545
Altana A.G. (Pharmaceuticals)                                             --           4,311,492         4,311,492
Continental A.G. (Tires & Rubber)                                      867,246         2,275,164         3,142,410
Deutsche Bank A.G. (Banks)                                             920,018              --             920,018
Deutsche Boerse A.G. (Diversified Financial Services)                1,968,624         5,729,144         7,697,768
E.ON A.G. (Electric Utilities)                                       1,546,047              --           1,546,047
Medion A.G. (Distributors)                                           1,457,619              --           1,457,619
Porsche A.G.-Pfd. (Automobile Manufacturers)                              --           2,114,215         2,114,215
Puma A.G. Rudolf Dassler Sport (Footwear)                              931,400        11,447,957        12,379,357
Stada Arzneimittel A.G. (Pharmaceuticals)                                 --           3,062,431         3,062,431
===================================================================================================================
                                                                     8,454,499        32,636,464        41,090,963
===================================================================================================================

GREECE-1.69%
Coca-Cola Hellenic Bottling Co. S.A. (Soft Drinks)                        --           1,083,886         1,083,886
Cosmote Mobile Communications S.A. (Wireless
Telecommunication Services)                                          1,464,044         1,916,442         3,380,486
Public Power Corp. (Electric Utilities)                                557,411              --             557,411
Vodafone Panafon S.A. (Wireless Telecommunication Services)               --           5,161,302         5,161,302
===================================================================================================================
                                                                     2,021,455         8,161,630        10,183,085
===================================================================================================================



                    SHARES
-----------------------------------------------
                                        AIM
                       AIM           EUROPEAN
  INVESCO            EUROPEAN       GROWTH FUND
  EUROPEAN            GROWTH         PRO FORMA
    FUND               FUND          COMBINING
---------------------------------------------------------------------------------------------------------------------------
                                                   HUNGARY-1.53%
      --             62,600           62,600       Gedeon Richter Rt. (Pharmaceuticals)                                 (a)
      --            439,900          439,900       OTP Bank Rt. (Banks)
===========================================================================================================================

===========================================================================================================================

                                                   IRELAND-8.87%
   148,400             --            148,400       Allied Irish Banks PLC (Banks)
      --          2,008,250        2,008,250       Anglo Irish Bank Corp. PLC (Banks)
   167,000          425,300          592,300       Bank of Ireland (Banks)
   120,000             --            120,000       CRH PLC (Building Products)
      --            333,000          333,000       DCC PLC (Industrial Conglomerates)
      --          2,377,100        2,377,100       Fyffes PLC (Food Distributors
      --          1,975,680        1,975,680       Grafton Group PLC-Units (Trading Companies & Distributors)           (b)
      --            431,600          431,600       IAWS Group PLC (Agricultural Products)
      --            182,500          182,500       Jurys Doyle Hotel Group PLC (Hotels, Resorts & Cruise Lines)
      --             85,000           85,000       Kerry Group PLC-Class A (Packaged Foods & Meats
      --            134,100          134,100       Ryanair Holdings PLC-ADR (Airlines)                                  (a)
===========================================================================================================================

===========================================================================================================================

                                                   ISRAEL-0.60%
      --             54,000           54,000       Taro Pharmaceutical Industries Ltd. (Pharmaceuticals)                (a)
      --             25,000           25,000       Teva Pharmaceutical Industries Ltd.-ADR (Pharmaceuticals)
===========================================================================================================================

===========================================================================================================================

                                                   ITALY-6.88%
      --            420,000          420,000       Banco Popolare di Verona e Novara Scrl (Banks)
      --            131,300          131,300       Davide Campari-Milano S.p.A. (Distillers & Vinters)                  (a)
   116,000          593,214          709,214       Eni S.p.A. (Integrated Oil & Gas)
      --            779,600          779,600       Merloni Elettrodomestici S.p.A. (Household Appliances)
      --               --                          - Recordati S.p.A. (Pharmaceuticals)
      --          1,228,400        1,228,400       Saeco International Group S.p.A. (Household Appliances)              (a)
                                                   Telecom Italia Mobile S.p.A. (Wireless Telecommunication
   195,200             --            195,200       Services)
   500,000          888,900        1,388,900       UniCredito Italiano S.p.A. (Banks)
===========================================================================================================================

===========================================================================================================================

                                                   NETHERLANDS-2.44%
   109,304             --            109,304       Aegon N.V. (Multi-Line Insurance)
   115,000             --            115,000       ING Groep N.V.-Dutch Ctfs. (Multi-Line Insurance)
                                                   Koninklijke (Royal) KPN N.V. (Integrated Telecommunications
   389,889          687,000        1,076,889       Services)                                                            (a)
   108,100             --            108,100       Koninklijke Philips Electronics N.V. (Consumer Electronics)
      --             28,900           28,900       Sligro Food Group N.V. (Food Distributors)
    42,000             --             42,000       VNU N.V. (Publishing)
===========================================================================================================================

===========================================================================================================================

                                                   NORWAY-0.69%
      --            310,400          310,400       Ekornes A.S.A. (Home Furnishings)
===========================================================================================================================

                                                   PORTUGAL-0.29%
                                                   Portugal Telecom, SGPS, S.A. (Integrated Telecommunications
      --            247,700          247,700       Services)
===========================================================================================================================

                                                   RUSSIA-0.79%
      --            120,200          120,200       AO VimpelCom-ADR (Wireless Telecommunication Services)               (a)
===========================================================================================================================

                                                   SPAIN-10.26%
    74,700             --             74,700       Abertis Infraestructuras S.A. (Highways & Railtracks)
   112,900          214,300          327,200       Altadis, S.A. (Tobacco)
                                                   Amadeus Global Travel Distribution S.A.-Class A (Data
   631,950          631,950                        Processing Services)
    29,100          144,600          173,700       Banco Popular Espanol S.A. (Banks)
      --            131,900          131,900       Compania de Distribucion Integral Logista, S.A. (Publishing)
      --            648,000          648,000       Corporacion Mapfre S.A. (Multi-Line Insurance)
                                                   Enagas (Gas Utilities) (Acquired 06/25/02-04/23/03; Cost
      --            358,400          358,400       $2,316,349)                                                          (c)
      --            170,000          170,000       Gamesa Corporacion Tecnologica, S.A. (Electric Utilities)            (a)
    45,074             --             45,074       Gas Natural SDG S.A. (Gas Utilities)
    94,900          170,230          265,130       Grupo Dragados, S.A. (Construction & Engineering)
    65,200          407,900          473,100       Grupo Ferrovial, S.A. (Construction & Engineering)
   150,000             --            150,000       Indra Sistemas, S.A. (IT Consulting & Services)
      --            224,000          224,000       NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)
      --            136,500          136,500       Repsol YPF S.A. (Integrated Oil & Gas)
   187,056             --            187,056       Telefonica S.A. (Integrated Telecommunication Services               (a)
===========================================================================================================================

===========================================================================================================================



                                                                                        MARKET VALUE
                                                                       -----------------------------------------------
                                                                                                               AIM
                                                                                              AIM           EUROPEAN
                                                                             INVESCO        EUROPEAN       GROWTH FUND
                                                                             EUROPEAN        GROWTH         PRO FORMA
                                                                              FUND            FUND          COMBINING
----------------------------------------------------------------------------------------------------------------------
HUNGARY-1.53%
Gedeon Richter Rt. (Pharmaceuticals)                            (a)                         4,544,465        4,544,465
OTP Bank Rt. (Banks)                                                            --          4,720,343        4,720,343
======================================================================================================================
                                                                                --          9,264,808        9,264,808
======================================================================================================================

IRELAND-8.87%
Allied Irish Banks PLC (Banks)                                             2,277,198             --          2,277,198
Anglo Irish Bank Corp. PLC (Banks)                                              --         15,134,160       15,134,160
Bank of Ireland (Banks)                                                    2,040,773        5,207,031        7,247,804
CRH PLC (Building Products)                                                1,842,739             --          1,842,739
DCC PLC (Industrial Conglomerates)                                              --          4,132,833        4,132,833
Fyffes PLC (Food Distributors                                                   --          3,694,391        3,694,391
Grafton Group PLC-Units (Trading Companies & Distributors)      (b)             --          7,775,707        7,775,707
IAWS Group PLC (Agricultural Products)                                          --          3,498,647        3,498,647
Jurys Doyle Hotel Group PLC (Hotels, Resorts & Cruise Lines)                    --          1,444,697        1,444,697
Kerry Group PLC-Class A (Packaged Foods & Meats                                 --          1,259,260        1,259,260
Ryanair Holdings PLC-ADR (Airlines)                             (a)             --          5,319,747        5,319,747
======================================================================================================================
                                                                           6,160,710       47,466,473       53,627,183
======================================================================================================================

ISRAEL-0.60%
Taro Pharmaceutical Industries Ltd. (Pharmaceuticals)           (a)             --          2,471,040        2,471,040
Teva Pharmaceutical Industries Ltd.-ADR (Pharmaceuticals)                       --          1,167,500        1,167,500
======================================================================================================================
                                                                                --          3,638,540        3,638,540
======================================================================================================================

ITALY-6.88%
Banco Popolare di Verona e Novara Scrl (Banks)                                  --          5,715,056        5,715,056
Davide Campari-Milano S.p.A. (Distillers & Vinters)             (a)             --          4,536,322        4,536,322
Eni S.p.A. (Integrated Oil & Gas)                                          1,653,153        8,469,991       10,123,144
Merloni Elettrodomestici S.p.A. (Household Appliances)                          --          9,501,211        9,501,211
Recordati S.p.A. (Pharmaceuticals)                                              --               --               --
Saeco International Group S.p.A. (Household Appliances)         (a)             --          4,711,016        4,711,016
Telecom Italia Mobile S.p.A. (Wireless Telecommunication
Services)                                                                    919,298             --            919,298
UniCredito Italiano S.p.A. (Banks)                                         2,187,360        3,896,006        6,083,366
======================================================================================================================
                                                                           4,759,811       36,829,602       41,589,413
======================================================================================================================

NETHERLANDS-2.44%
Aegon N.V. (Multi-Line Insurance)                                          1,111,268             --          1,111,268
ING Groep N.V.-Dutch Ctfs. (Multi-Line Insurance)                          1,867,347             --          1,867,347
Koninklijke (Royal) KPN N.V. (Integrated Telecommunications
Services)                                                       (a)        2,593,292        4,578,083        7,171,375
Koninklijke Philips Electronics N.V. (Consumer Electronics)                2,011,062             --          2,011,062
Sligro Food Group N.V. (Food Distributors)                                      --          1,337,762        1,337,762
VNU N.V. (Publishing)                                                      1,218,672             --          1,218,672
======================================================================================================================
                                                                           8,801,641        5,915,845       14,717,486
======================================================================================================================

NORWAY-0.69%
Ekornes A.S.A. (Home Furnishings)                                               --          4,169,658        4,169,658
======================================================================================================================

PORTUGAL-0.29%
Portugal Telecom, SGPS, S.A. (Integrated Telecommunications
Services)                                                                       --          1,775,271        1,775,271
======================================================================================================================

RUSSIA-0.79%
AO VimpelCom-ADR (Wireless Telecommunication Services)          (a)             --          4,791,172        4,791,172
======================================================================================================================

SPAIN-10.26%
Abertis Infraestructuras S.A. (Highways & Railtracks)                        971,205             --            971,205
Altadis, S.A. (Tobacco)                                                    2,910,517        5,534,964        8,445,481
Amadeus Global Travel Distribution S.A.-Class A (Data
Processing Services)                                                       3,165,493        3,165,493
Banco Popular Espanol S.A. (Banks)                                         1,410,740        7,023,260        8,434,000
Compania de Distribucion Integral Logista, S.A. (Publishing)                    --          2,949,548        2,949,548
Corporacion Mapfre S.A. (Multi-Line Insurance)                                  --          6,086,042        6,086,042
Enagas (Gas Utilities) (Acquired 06/25/02-04/23/03; Cost
$2,316,349)                                                     (c)             --          2,600,718        2,600,718
Gamesa Corporacion Tecnologica, S.A. (Electric Utilities)       (a)             --          3,491,714        3,491,714
Gas Natural SDG S.A. (Gas Utilities)                                         862,689             --            862,689
Grupo Dragados, S.A. (Construction & Engineering)                          1,813,152        3,258,521        5,071,673
Grupo Ferrovial, S.A. (Construction & Engineering)                         1,730,309       10,845,416       12,575,725
Indra Sistemas, S.A. (IT Consulting & Services)                            1,288,980             --          1,288,980
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)                               --          2,016,158        2,016,158
Repsol YPF S.A. (Integrated Oil & Gas)                                          --          1,991,699        1,991,699
Telefonica S.A. (Integrated Telecommunication Services)(a)
======================================================================================================================
                                                                          13,056,349       48,963,533       62,019,882
======================================================================================================================



                       SHARES
----------------------------------------------------
                                             AIM
                           AIM            EUROPEAN
    INVESCO             EUROPEAN         GROWTH FUND
    EUROPEAN             GROWTH           PRO FORMA
      FUND                FUND            COMBINING
--------------------------------------------------------------------------------------------------------------------
                                                         SWEDEN-1.95%
      99,583               --               99,583       Assa Abloy A.B.-Series B (Building Products)
        --              116,100            116,100       Axfood A.B. (Food Retail)
        --              248,100            248,100       Elekta A.B.-Class B (Health Care Equipment)             (a)
      43,800               --               43,800       Getinge A.B.-Class B (Health Care Equipment)
     178,900            488,350            667,250       Swedish Match A.B. (Tobacco)
====================================================================================================================

====================================================================================================================

                                                         SWITZERLAND-5.03%
        --               35,000             35,000       Actelion Ltd. (Biotechnology)                           (a)
        --               22,800             22,800       Centerpulse A.G. (Health Care Equipment)                (a)
      21,300               --               21,300       Converium Holding A.G. (Reinsurance)
      26,200               --               26,200       Lonza Group A.G. (Specialty Chemicals)
      11,500               --               11,500       Nestle S.A. (Packaged Foods & Meats)
     155,050               --              155,050       Novartis A.G. (Pharmaceuticals)
      32,600               --               32,600       Roche Holding A.G. (Pharmaceuticals)
      22,240               --               22,240       Straumann Holding A.G. (Health Care Equipment)
      24,000               --               24,000       Swisse Re (Reinsurance)
        --                2,023              2,023       Synthes-Stratec, Inc. (Health Care Equipment)           (a)
      29,900             46,400             76,300       UBS A.G. (Banks)
      15,366               --               15,366       Zurich Financial Services A.G. (Multi-Line Insurance)
====================================================================================================================

====================================================================================================================

                                                         UNITED KINGDOM-28.32%
      55,700               --               55,700       Anglo American PLC (Diversified Metals & Mining)
           2               --                    2       Arsenal Holdings PLC (Movies & Entertainment)           (a)
     193,900               --              193,900       Associated British Foods PLC (Packaged Foods & Meats)
        --              273,000            273,000       Barratt Developments PLC (Homebuilding)
   1,156,400               --            1,156,400       BP PLC (Integrated Oil & Gas)
                                                         British Sky Broadcasting Group PLC (Cable & Satellite
     208,004               --              208,004       Operators)                                              (a)
        --              187,100            187,100       Bunzl PLC (Diversified Commercial Services)
        --            1,158,900          1,158,900       Cattles PLC (Consumer Finance)
   1,000,000          2,202,200          3,202,200       Centrica PLC (Gas Utilities)
     200,000               --              200,000       Compass Group PLC (Hotels, Resorts & Cruise Lines)
        --              138,000            138,000       Cranswick PLC (Packaged Foods & Meats)
      62,605            627,450            690,055       Enterprise Inns PLC (Restaurants)
        --              646,120            646,120       Galen Holdings PLC (Pharmaceuticals)
     279,140               --              279,140       GlaxoSmithKline PLC (Pharmaceuticals)
     282,900               --              282,900       HBOS PLC (Banks)
     444,300               --              444,300       HSBC Holdings PLC (Banks)
        --              331,200            331,200       ICAP PLC (Diversified Financial Services)
     135,700            432,030            567,730       Imperial Tobacco Group PLC (Tobacco)
        --              567,700            567,700       Jardine Lloyd Thompson Group PLC (Insurance Brokers)
        --              813,100            813,100       Johnston Press PLC (Publishing)
     250,400               --              250,400       Lloyds TSB Group PLC (Banks)
        --              286,300            286,300       Man Group PLC (Diversified Financial Services)
     875,000               --              875,000       Manchester United PLC (Leisure Facilities)
     306,000               --              306,000       Marks & Spencer Group PLC (Department Stores)
     269,675               --              269,675       National Grid Transco PLC (Electric Utilities)
        --              287,125            287,125       New Look Group PLC (Apparel Retail)
        --              237,300            237,300       Next PLC (Department Stores)
        --              105,500            105,500       Northern Rock PLC (Banks)
        --              289,165            289,165       Reckitt Benckiser PLC (Household Products)
        --              708,700            708,700       Rentokil Initial PLC (Diversified Commercial Services)
     155,200            215,000            370,200       Royal Bank of Scotland Group PLC (Banks)
     154,200               --              154,200       Severn Trent PLC (Water Utilities)
     850,000               --              850,000       Shell Transport & Trading Co. PLC (Integrated Oil & Gas)
        --              573,000            573,000       Shire Pharmaceuticals Group PLC (Pharmaceuticals)       (a)
        --              790,150            790,150       Smith & Nephew PLC (Health Care Supplies)
        --            1,307,100          1,307,100       Tesco PLC (Food Retail)
        --              297,750            297,750       Travis Perkins PLC (Home Improvement Retail)
        --              530,100            530,100       Ultra Electronics Holdings PLC (Aerospace & Defense)
     155,400            567,600            723,000       Unilever PLC (Packaged Foods & Meats)                   (a)
   4,275,106          3,001,300          7,276,406       Vodafone Group PLC (Wireless Telecommunication Services)
     277,100               --              277,100       WH Smith PLC (Specialty Stores)
        --            1,145,550          1,145,550       William Morrison Supermarkets PLC (Food Retail)
====================================================================================================================

====================================================================================================================

                                                         Total Foreign Stocks & Other Equity Interests (Cost
                                                         $485,730,000)
====================================================================================================================




                                                                                 MARKET VALUE
                                                               ------------------------------------------------
                                                                                                       AIM
                                                                                      AIM            EUROPEAN
                                                                 INVESCO           EUROPEAN         GROWTH FUND
                                                                 EUROPEAN           GROWTH           PRO FORMA
                                                                   FUND              FUND            COMBINING
---------------------------------------------------------------------------------------------------------------
SWEDEN-1.95%
Assa Abloy A.B.-Series B (Building Products)                   $  949,604       $       --         $    949,604
Axfood A.B. (Food Retail)                                            --            2,178,744          2,178,744
Elekta A.B.-Class B (Health Care Equipment)             (a)          --            2,708,316          2,708,316
Getinge A.B.-Class B (Health Care Equipment)                      990,623               --              990,623
Swedish Match A.B. (Tobacco)                                    1,323,209          3,623,841          4,947,050
===============================================================================================================
                                                                3,263,436          8,510,901         11,774,337
===============================================================================================================

SWITZERLAND-5.03%
Actelion Ltd. (Biotechnology)                           (a)          --            2,244,683          2,244,683
Centerpulse A.G. (Health Care Equipment)                (a)          --            4,992,025          4,992,025
Converium Holding A.G. (Reinsurance)                              961,900               --              961,900
Lonza Group A.G. (Specialty Chemicals)                          1,590,776               --            1,590,776
Nestle S.A. (Packaged Foods & Meats)                            2,344,430               --            2,344,430
Novartis A.G. (Pharmaceuticals)                                 6,116,033               --            6,116,033
Roche Holding A.G. (Pharmaceuticals)                            2,074,305               --            2,074,305
Straumann Holding A.G. (Health Care Equipment)                  1,984,104               --            1,984,104
Swisse Re (Reinsurance)                                         1,567,795               --            1,567,795
Synthes-Stratec, Inc. (Health Care Equipment)           (a)          --            1,277,260          1,277,260
UBS A.G. (Banks)                                                1,418,613          2,204,874          3,623,487
Zurich Financial Services A.G. (Multi-Line Insurance)           1,620,097               --            1,620,097
===============================================================================================================
                                                               19,678,053         10,718,842         30,396,895
===============================================================================================================

UNITED KINGDOM-28.32%
Anglo American PLC (Diversified Metals & Mining)                  797,642               --              797,642
Arsenal Holdings PLC (Movies & Entertainment)           (a)         4,955               --                4,955
Associated British Foods PLC (Packaged Foods & Meats)           1,668,815               --            1,668,815
Barratt Developments PLC (Homebuilding)                              --            1,825,653          1,825,653
BP PLC (Integrated Oil & Gas)                                   7,328,178               --            7,328,178
British Sky Broadcasting Group PLC (Cable & Satellite
Operators)                                              (a)     2,155,889               --            2,155,889
Bunzl PLC (Diversified Commercial Services)                          --            1,348,490          1,348,490
Cattles PLC (Consumer Finance)                                       --            5,895,930          5,895,930
Centrica PLC (Gas Utilities)                                    2,657,091          5,857,303          8,514,394
Compass Group PLC (Hotels, Resorts & Cruise Lines)                920,592               --              920,592
Cranswick PLC (Packaged Foods & Meats)                               --              996,818            996,818
Enterprise Inns PLC (Restaurants)                                 613,358          6,153,453          6,766,811
Galen Holdings PLC (Pharmaceuticals)                                 --            4,512,699          4,512,699
GlaxoSmithKline PLC (Pharmaceuticals)                           5,594,539               --            5,594,539
HBOS PLC (Banks)                                                3,314,222               --            3,314,222
HSBC Holdings PLC (Banks)                                       4,867,753               --            4,867,753
ICAP PLC (Diversified Financial Services)                            --            5,152,915          5,152,915
Imperial Tobacco Group PLC (Tobacco)                            2,270,760          7,236,688          9,507,448
Jardine Lloyd Thompson Group PLC (Insurance Brokers)                 --            5,179,527          5,179,527
Johnston Press PLC (Publishing)                                      --            4,884,647          4,884,647
Lloyds TSB Group PLC (Banks)                                    1,646,830               --            1,646,830
Man Group PLC (Diversified Financial Services)                       --            4,832,291          4,832,291
Manchester United PLC (Leisure Facilities)                      1,936,879               --            1,936,879
Marks & Spencer Group PLC (Department Stores)                   1,425,623               --            1,425,623
National Grid Transco PLC (Electric Utilities)                  1,771,443               --            1,771,443
New Look Group PLC (Apparel Retail)                                  --            1,125,985          1,125,985
Next PLC (Department Stores)                                         --            3,581,945          3,581,945
Northern Rock PLC (Banks)                                            --            1,207,651          1,207,651
Reckitt Benckiser PLC (Household Products)                           --            5,105,019          5,105,019
Rentokil Initial PLC (Diversified Commercial Services)               --            2,120,232          2,120,232
Royal Bank of Scotland Group PLC (Banks)                        4,070,474          5,644,511          9,714,985
Severn Trent PLC (Water Utilities)                              1,762,119               --            1,762,119
Shell Transport & Trading Co. PLC (Integrated Oil & Gas)        5,091,026               --            5,091,026
Shire Pharmaceuticals Group PLC (Pharmaceuticals)       (a)          --            3,685,190          3,685,190
Smith & Nephew PLC (Health Care Supplies)                            --            5,274,547          5,274,547
Tesco PLC (Food Retail)                                              --            4,140,505          4,140,505
Travis Perkins PLC (Home Improvement Retail)                         --            5,335,180          5,335,180
Ultra Electronics Holdings PLC (Aerospace & Defense)                 --            3,879,544          3,879,544
Unilever PLC (Packaged Foods & Meats)                   (a)     1,527,464          5,584,660          7,112,124
Vodafone Group PLC (Wireless Telecommunication Services)        8,438,370          5,930,013         14,368,383
WH Smith PLC (Specialty Stores)                                 1,357,412               --            1,357,412
William Morrison Supermarkets PLC (Food Retail)                      --            3,418,001          3,418,001
===============================================================================================================
                                                               61,221,434        109,909,397        171,130,831
===============================================================================================================

Total Foreign Stocks & Other Equity Interests (Cost
$485,730,000)                                                 170,088,155        388,346,340       558,434,495
===============================================================================================================



                       SHARES
----------------------------------------------------
                                             AIM
                           AIM            EUROPEAN
    INVESCO             EUROPEAN         GROWTH FUND
    EUROPEAN             GROWTH           PRO FORMA
      FUND                FUND            COMBINING
--------------------------------------------------------------------------------------------------------------------
                    PAR
--------------------------------------------

                                                   COMMERCIAL PAPER-1.32%
                                                   Citigroup Inc., 1.33%, 05/01/03 (Diversified Financial Services)
$8,000,000       $     --         $8,000,000       (Amortized Cost $8,000,000)
=============================================================================================================================

              PRINCIPAL AMOUNT
--------------------------------------------

                                                   CONVERTIBLE NOTES-0.02%
                                                   SWITZERLAND-0.02%
                                                   Credit Suisse Group Finance Guernsey Ltd. (Banks), Jr. Gtd. Euro
$  116,000       $     --         $  116,000       Bonds, 6.00%, 12/23/05 (Cost $79,046)
=============================================================================================================================

                                                   REPURCHASE AGREEMENTS-0.17%
                                                   State Street Bank & Trust
 1,034,000             --          1,034,000       1.26%, 05/01/03 (Cost $1,034,000)                                      (d)
=============================================================================================================================

                    SHARES
--------------------------------------------
                                                   MONEY MARKET FUNDS-8.84%
      --         26,706,013       26,706,013       STIC Liquid Assets Portfolio                                           (e)
      --         26,706,013       26,706,013       STIC Prime Portfolio                                                   (e)
=============================================================================================================================
                                                   Total Money Market Funds (Cost $53,412,026)
=============================================================================================================================

                                                   TOTAL
                                                   INVESTMENTS-102.75% (excluding investments
                                                   purchased with cash collateral from securities
                                                   loaned) (Cost $548,255,072)
=============================================================================================================================

                                                   INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
                                                   SECURITIES LOANED
                                                   MONEY MARKET FUNDS-16.64%
      --         55,715,550       55,715,550       STIC Liquid Assets Portfolio                                           (e)(f)
44,857,725             --         44,857,725       INVESCO Money Market Reserve Fund-Treasurer Series                     (f)(g)
=============================================================================================================================
                                                   Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $100,573,275)
=============================================================================================================================

                                                   TOTAL INVESTMENTS-(COST $648,828,347) - 119.39%
                                                   ==========================================================================
                                                   OTHER ASSETS LESS LIABILITIES-(19.39)%
                                                   ==========================================================================
                                                   NET ASSETS-100.00%
                                                   ==========================================================================

                                                                                                MARKET VALUE
                                                                              ------------------------------------------------
                                                                                                                      AIM
                                                                                                     AIM            EUROPEAN
                                                                                INVESCO           EUROPEAN         GROWTH FUND
                                                                                EUROPEAN           GROWTH           PRO FORMA
                                                                                  FUND              FUND            COMBINING
------------------------------------------------------------------------------------------------------------------------------
                    PAR
--------------------------------------------

COMMERCIAL PAPER-1.32%
Citigroup Inc., 1.33%, 05/01/03 (Diversified Financial Services)
(Amortized Cost $8,000,000)                                                      8,000,000              --           8,000,000
==============================================================================================================================

                PRINCIPAL AMOUNT
--------------------------------------------

CONVERTIBLE NOTES-0.02%
SWITZERLAND-0.02%
Credit Suisse Group Finance Guernsey Ltd. (Banks), Jr. Gtd. Euro
Bonds, 6.00%, 12/23/05 (Cost $79,046)                                        $      89,503     $        --       $     89,503
==============================================================================================================================

REPURCHASE AGREEMENTS-0.17%
State Street Bank & Trust
1.26%, 05/01/03 (Cost $1,034,000)                                   (d)          1,034,000              --          1,034,000
==============================================================================================================================

                   SHARES
--------------------------------------------

MONEY MARKET FUNDS-8.84%
STIC Liquid Assets Portfolio                                        (e)              --          26,706,013        26,706,013
STIC Prime Portfolio                                                (e)              --          26,706,013        26,706,013
==============================================================================================================================
Total Money Market Funds (Cost $53,412,026)                                          --          53,412,026        53,412,026
==============================================================================================================================

TOTAL
INVESTMENTS-102.75% (excluding investments
purchased with cash collateral from securities
loaned) (Cost $548,255,072)                                                    179,211,658       441,758,366       620,970,024
==============================================================================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED
MONEY MARKET FUNDS-16.64%
STIC Liquid Assets Portfolio                                        (e)(f)           --           55,715,550        55,715,550
INVESCO Money Market Reserve Fund-Treasurer Series                  (f)(g)      44,857,725              --          44,857,725
==============================================================================================================================
Total Money Market Funds (purchased with cash collateral from
securities loaned) (Cost $100,573,275)                                          44,857,725        55,715,550       100,573,275
==============================================================================================================================

TOTAL INVESTMENTS-(COST $648,828,347) - 119.39%                                224,069,383       497,473,916       721,543,299
==============================================================================================================================
OTHER ASSETS LESS LIABILITIES-(19.39)%                                         (49,583,976)      (67,585,462)     (117,169,438)
==============================================================================================================================
NET ASSETS-100.00%                                                           $ 174,485,407     $ 429,888,454     $ 604,373,861
==============================================================================================================================

Investment Abbreviations:

ADR   -- American Depositary Receipt
Ctfs. -- Certificates
Gtd.  -- Guaranteed
Jr.   -- Junior
Pfd.  -- Preferred

Notes to Pro Forma Combining Schedule of Investments:


         (a)   Non-income producing security.

         (b) Consists of more than one class of securities traded together as a unit.

         (c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. AIM European Growth Fund has no rights to demand registration of these securities. The market value of this security at 04/30/03 represented 0.60% of the Fund's net assets. This security is not considered to be illiquid.

         (d) Repurchase agreement entered into 04/30/03 with a maturing value of $1,034,036 and collateralized by U.S. Government obligations.

         (e) STIC Liquid Assets Portfolio, STIC Prime Portfolio and AIM European Growth Fund are affiliated by having the same investment advisor.

         (f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

         (g) INVESCO Money Market Reserve Fund and INVESCO European Fund are affiliated by having the same investment advisor. * As of 4/30/03, all of the securities held by the INVESCO European Fund would comply with the compliance guidelines and/or investment restrictions of the AIM European Growth Fund.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
             OF INVESCO EUROPEAN FUND INTO AIM EUROPEAN GROWTH FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)

                                                                                                                     AIM
                                                                              AIM                                  EUROPEAN
                                                         INVESCO            EUROPEAN                             GROWTH FUND
                                                         EUROPEAN            GROWTH                               PRO FORMA
                                                           FUND               FUND           ADJUSTMENTS          COMBINING
                                                       ----------------------------------------------------------------------
Assets:
Investments, at market value *                         $224,069,383       $497,473,916       $       --          $721,543,299
(cost $217,523,219 - INVESCO European Fund) **
(cost $431,305,128 - AIM European Growth Fund)
(cost $648,828,347 - Pro Forma Combining)

Foreign currencies, at value                                212,247          1,856,341               --             2,068,588
(cost $209,773     - INVESCO European Fund)
(cost $1,829,695   - AIM European Growth Fund)
(cost $2,039,468   - Pro Forma Combining)

Cash                                                         43,994               --                 --                43,994

Receivables for:
   Investments sold                                       6,118,848          1,278,179               --             7,397,027
   Capital stock sold                                     1,538,034          5,431,698               --             6,969,732
   Dividends and interest                                   931,008          1,499,444               --             2,430,452
   Foreign tax reclaims                                     132,792               --                 --               132,792
   Investment for deferred compensation plan                  9,203             27,037               --                36,240
   Due from advisor                                            --                 --              234,900             234,900
Other assets                                                 42,660             35,288               --                77,948
=============================================================================================================================
          Total assets                                  233,098,169        507,601,903            234,900         740,934,972
=============================================================================================================================

LIABILITIES:
Payables for:
   Investments purchased                                  8,348,923          9,520,830               --            17,869,753
   Capital stock reacquired                               5,277,373         11,810,857               --            17,088,230
   Deferred compensation plan                                 9,203             27,037               --                36,240
   Collateral upon return of securities loaned           44,857,725         55,715,550               --           100,573,275
Foreign currency contracts outstanding                       15,584               --                 --                15,584
Accrued distribution fees                                    38,010            291,263               --               329,273
Accrued directors' fees                                       1,165                958               --                 2,123
Accrued merger expenses                                        --                 --              234,900             234,900
Accrued transfer agent fees                                    --              275,243               --               275,243
Accrued operating expenses                                   64,779             71,711               --               136,490
=============================================================================================================================
          Total liabilities                              58,612,762         77,713,449            234,900         136,561,111
=============================================================================================================================
Net assets applicable to shares outstanding            $174,485,407       $429,888,454       $       --          $604,373,861
=============================================================================================================================

NET ASSETS:
Class A                                                $  5,225,252       $308,218,392       $    344,842        $313,788,486
=============================================================================================================================
Class B                                                $     73,978       $ 93,247,529       $       --          $ 93,321,507
=============================================================================================================================
Class C                                                $  3,522,173       $ 28,019,839       $       --          $ 31,542,012
=============================================================================================================================
Class K                                                $    344,842       $       --         $   (344,842)       $       --
=============================================================================================================================
Class R                                                $       --         $    402,694       $       --          $    402,694
=============================================================================================================================
Investor Class                                         $165,319,162       $       --         $       --          $165,319,162
=============================================================================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
 (INVESCO EUROPEAN FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE
 (AIM EUROPEAN GROWTH FUND):
=============================================================================================================================
Class A:
   Authorized                                           100,000,000        240,000,000               --           240,000,000
   Outstanding                                              697,061         18,865,083            341,055          19,206,138
=============================================================================================================================
Class B:
   Authorized                                           100,000,000        240,000,000               --           240,000,000
   Outstanding                                                9,619          5,923,963              4,699           5,928,662
=============================================================================================================================
Class C:
   Authorized                                           100,000,000        240,000,000               --           240,000,000
   Outstanding                                              488,228          1,779,381            223,500           2,002,881
=============================================================================================================================
Class K:
   Authorized                                           100,000,000               --                 --                  --
   Outstanding                                               45,023               --                 --                  --
=============================================================================================================================
Class R:
   Authorized                                                  --          240,000,000               --           240,000,000
   Outstanding                                                 --               24,686               --                24,686
=============================================================================================================================
Investor Class:
   Authorized                                           200,000,000               --                 --           240,000,000
   Outstanding                                           21,335,597               --           10,119,393          10,119,393
=============================================================================================================================
Class A:
 Net asset value and offering price per share          $       7.50       $      16.34       $       --          $      16.34
 Offering price per share:
    (Net asset value of $7.50 / 94.50% - INVESCO
      European Fund)                                                                                             $       7.94
    (Net asset value of $16.34 / 94.50% - AIM
      European Growth Fund)                                               $      17.29       $       --          $      17.29
=============================================================================================================================
Class B:
    Net asset value and offering price per share       $       7.69       $      15.74       $       --          $      15.74
=============================================================================================================================
Class C:
    Net asset value and offering price per share       $       7.21       $      15.75       $       --          $      15.75
=============================================================================================================================
Class K:
    Net asset value and offering price per share       $       7.66                N/A       $       --                   N/A
=============================================================================================================================
Class R:
    Net asset value and offering price per share                N/A       $      16.31       $       --          $      16.31
=============================================================================================================================
Investor Class:
    Net asset value and offering price per share       $       7.75                N/A       $       --          $      16.34
=============================================================================================================================

* At April 30, 2003, securities with an aggregate market value of $43,207,642 and $53,007,304 were on loan to brokers for INVESCO European Fund and AIM European Growth Fund, respectively.

** Investment securities at cost and value at April 30, 2003 includes a repurchase agreement of $1,034,000 for INVESCO European Fund.

 SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
             OF INVESCO EUROPEAN FUND INTO AIM EUROPEAN GROWTH FUND
                        FOR THE YEAR ENDED APRIL 30, 2003
                                   (UNAUDITED)

                                                                                                                      AIM
                                                                                     AIM                             EUROPEAN
                                                                  INVESCO          EUROPEAN                         GROWTH FUND
                                                                 EUROPEAN           GROWTH                           PRO FORMA
                                                                   FUND              FUND          ADJUSTMENTS       COMBINING
                                                               ------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                      $   4,148,477     $   5,605,384     $       --       $   9,753,861
                                                               ------------------------------------------------------------------
(net of foreign withholding tax of
$ 485,328   - INVESCO European Fund)                                                                       --                --
(net of foreign withholding tax of
$ 618,161   - AIM European Growth Fund)                                                                    --                --
(net of foreign withholding tax of
$ 1,103,489 - Pro Forma Combining)                                                                         --                --
Dividends from affiliated money market funds                            --             305,203             --             305,203
Interest                                                              95,146             2,178             --              97,324
Security lending income                                              113,854           237,916             --             351,770
=================================================================================================================================
   Total investment income                                         4,357,477         6,150,681             --          10,508,158
=================================================================================================================================

EXPENSES:
Advisory fees                                                      1,559,000         3,321,382          386,611         5,266,993
Administrative services fees                                         103,540           102,786             --             206,326
Custodian fees                                                       236,216           389,002             --             625,218
Distribution fees -- Class A                                          10,917           790,237            2,171           803,325
Distribution fees -- Class B                                             673           958,141             --             958,814
Distribution fees -- Class C                                          44,989           279,235             --             324,224
Distribution fees -- Class K                                           2,791              --             (2,791)             --
Distribution fees -- Class R                                            --                 286             --                 286
Distribution fees -- Investor Class                                  498,903              --               --             498,903
Interest expenses                                                     21,068              --               --              21,068
Registration fees                                                     40,927            84,021             --             124,948
Reports to shareholders                                              187,124           124,412         (108,803)          202,733
Professional fees                                                     57,670            46,231          (39,236)           64,665
Transfer agent fees                                                1,393,144         1,684,438         (366,389)        2,711,193
Directors' fees                                                       26,940             9,079             --              36,019
Other                                                                 53,913            35,491             --              89,404
=================================================================================================================================
   Total expenses                                                  4,237,815         7,824,741         (128,437)       11,934,119
=================================================================================================================================
Less: Fees waived                                                   (591,588)           (3,271)         591,588            (3,271)
   Expenses paid indirectly                                           (1,033)           (5,914)            --              (6,947)
=================================================================================================================================
   Net expenses                                                    3,645,194         7,815,556          463,151        11,923,901
=================================================================================================================================
Net investment income (loss)                                         712,283        (1,664,875)         463,151        (1,415,743)
=================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
SECURITIES AND FOREIGN CURRENCIES:
 Net realized gain (loss) from:
 Investment securities                                          (125,186,950)      (58,116,497)            --        (183,303,447)

Foreign currencies                                                21,981,329           524,224             --          22,505,553
=================================================================================================================================
                                                                (103,205,621)      (57,592,273)            --        (160,797,894)
=================================================================================================================================

Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            26,235,577        20,448,428             --          46,684,005
 Foreign currencies                                               19,537,139           (10,930)            --          19,526,209
=================================================================================================================================
                                                                  45,772,716        20,437,498             --          66,210,214
=================================================================================================================================

Net gain (loss) from investment securities
and foreign currencies                                           (57,432,905)      (37,154,775)            --         (94,587,680)

Net increase (decrease) in net assets
resulting from operations                                      $ (56,720,622)    $ (38,819,650)     $   463,151     $ (96,003,423)
=================================================================================================================================

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
             of INVESCO European Fund into AIM European Growth Fund
                                 April 30, 2003
                                   (Unaudited)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between AIM European Growth Fund and INVESCO European Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan would be accomplished by an exchange of shares of AIM European Growth Fund for the net assets of INVESCO European Fund and the distribution of AIM European Growth Fund shares to INVESCO European Fund shareholders. If the Agreement and Plan of were to have taken place at April 30, 2003, INVESCO European Fund - Class A shareholders would have received 319,949 shares of AIM European Growth Fund - Class A shares, INVESCO European Fund - Class B shareholders would have received 4,699 shares of AIM European Growth Fund - Class B shares, INVESCO European Fund - Class C shareholders would have received 223,500 shares of would have received 10,119,393 shares of AIM European Growth Fund - Investor Class shares.


NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM European Growth Fund, the advisory fees based on pro forma combined assets for the year ended April 30, 2003 were $5,266,993. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM European Growth Fund. Correspondingly, the advisory fee waivers have been adjusted to reflect the termination of the INVESCO European Fund expense limitation.

(b) Pursuant to the master administrative services agreement for AIM European Growth Fund, fees calculated on pro forma combined assets for the year ended April 30, 2003 were $206,326. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM European Growth Fund.

(c) Pursuant to the terms of a master distribution agreement for Class A shares of the AIM European Growth Fund, the Fund pays AIM Distributors, Inc. a fee calculated at 0.35% of the average daily net assets of Class A shares. The Class A distribution fees on the pro forma combined assets for the year ended April 30, 2003 were $803,325 after the reorganization of Class K shares of INVESCO European Fund into Class A shares of AIM European Growth Fund. The distribution fees were adjusted to reflect the lower distribution rate paid in accordance with AIM European Growth Fund's Class A distribution agreement.

(d) Reports to shareholders were reduced by $108,803 to eliminate the effects of duplicative fixed costs of production of reports to shareholders.

(e) Professional fees were reduced by $39,236 to eliminate the effects of duplicative fixed costs of professional services fees.

(f) Transfer agency fees were reduced by $366,389 to reflect the fees on the pro forma combined number of open accounts under the transfer agency and service agreement for AIM European Growth Fund.


NOTE 3 - MERGER COSTS

Merger costs related to the Agreement and Plan are estimated at approximately $234,900 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of INVESCO European Fund carrying out its obligation under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. INVESCO Funds Group, Inc. has agreed to pay 100% of these costs.

PART C  OTHER INFORMATION


Item 15.          Indemnification

         Pursuant to the Maryland General Corporation Law and the Registrant's Charter and By-Laws, as amended, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

         Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Item 16.          Exhibits

1             -   (a) Articles of Restatement, dated November 14, 1994, were filed electronically as an Exhibit to Post-effective Amendment
                  No. 9 on February 28, 1996, and are hereby incorporated by reference.

              - (b) Articles Supplementary to Articles of Incorporation of Registrant, dated June 12, 1997, were filed electronically as an Exhibit to Post-effective Amendment No. 12 on August 4, 1997, and are hereby incorporated by reference.

              - (c) Articles of Amendment to Articles of Incorporation of Registrant, dated October 14, 1997, were filed electronically as an Exhibit to Post-effective Amendment No. 13 on October 17, 1997, and are hereby incorporated by reference.

              - (d) Articles Supplementary to Articles of Incorporation of Registrant, dated June 9, 1999, were filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

              - (e) Articles Supplementary to Articles of Incorporation of Registrant, dated December 23, 1999, were filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

              - (f) Articles Supplementary, dated December 17, 2001, to Articles of Incorporation were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

              - (g) Articles Supplementary, dated March 12, 2002, to Articles of Incorporation were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

              - (h) Articles of Amendment, dated June 25, 2002, to Articles of Incorporation were filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and are hereby incorporated by reference.

              - (i) Articles Supplementary, dated May 14, 2003, to Articles of Incorporation were filed electronically as an Exhibit to Post-effective Amendment No. 27 on May 20, 2003, and are hereby incorporated by reference.

2             -   (a) Amended and Restated By-Laws, dated effective December 11,
                  1996, were filed electronically as an Exhibit to Post-effective Amendment No. 10 on February 24, 1997, and are hereby incorporated by reference.

              - (b) First Amendment, dated June 9, 1999, to Amended and Restated By-Laws of Registrant were filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

              - (c) Second Amendment, adopted December 11, 2002, to Amended and Restated By-Laws was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

3             -   Voting Trust Agreements - None.

4             -   Form of Agreement and Plan of Reorganization between the
                  Registrant on behalf of AIM European Growth Fund, INVESCO
                  International Funds, Inc. on behalf of INVESCO European Fund,
                  A I M Advisors, Inc. and INVESCO Funds Group, Inc. is attached as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement.

5             -   Articles V and VII of the Articles of Restatement, as amended, and Articles I and IV of the Amended and Restated Bylaws defining the rights of holders of shares were filed electronically as Exhibits to Post-effective Amendment No. 9 on February 28, 1996 and Post-effective Amendment No. 10 on
                  February 24, 1997, respectively, and are hereby incorporated by reference.

6   (a)       -   (1) Master Investment Advisory Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc.
                  was filed electronically as an Exhibit to Post-effective
                  Amendment No. 21 on June 20, 2000, and is hereby incorporated by reference.

              - (2) Amendment No. 1, dated July 1, 2002, to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (3) Amendment No. 2, dated June 23, 2003, to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

7   (a)       -   (1) Second Amended and Restated Master Distribution Agreement,
                  dated July 1, 2000, between Registrant (on behalf of the portfolios' Class A and Class C shares) and A I M
                  Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              - (2) Amendment No. 1, dated March 15, 2002, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of Registrant's Class A and Class C shares and Institutional Class shares) and A I M Distributors, Inc. were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

              - (3) Amendment No. 2, dated June 3, 2002, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of Registrant's Class A, Class C, and Institutional Class shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (4) Amendment No. 3, dated July 1, 2002, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of Registrant's Class A, Class C, Class R and Institutional Class Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (5) Amendment No. 4, dated June 23, 2003, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of Registrant's Class A, Class C, Class R and Institutional Class Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

              - (6) Form of Amendment No. 5, dated ____________, 2003, to the Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of Registrant's Class A, Class C, Class R and Institutional Class Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 27 on May 20, 2003, and is hereby incorporated by reference.

    (b)       -   (1) First Amended and Restated Master Distribution Agreement,
                  dated December 31, 2000, between Registrant (on behalf of the Registrant's Class B shares) and A I M Distributors, Inc. were filed electronically as an Exhibit to Post-effective Amendment
                  No. 22 on February 22, 2001, and are hereby incorporated by reference.

              - (2) Amendment No. 1, dated July 1, 2002, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of Registrant's Class B shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (3) Amendment No. 2, dated June 23, 2003, to First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of Registrant's Class B Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

    (c)       -   Form of Selected Dealer Agreement for Investment Companies
                  Managed by A I M Advisors, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22,
                  2001, and is hereby incorporated by reference.

    (d)       -   Form of Bank Acting as Agent for its Customers between A I M
                  Distributors, Inc. and banks was filed electronically as an Exhibit to Post-effective Amendment No. 15 on December 23,
                  1998, and is hereby incorporated by reference.

8   (a)       -   AIM Funds Retirement Plan for Eligible Directors/Trustees,
                  effective as of March 8, 1994, as restated September 18, 1995,
                  March 7, 2000, and October 1, 2001, was filed as an Exhibit to
                  Post-effective Amendment No. 23, on December 28, 2001, and is hereby incorporated by reference.

    (b)       -   Form of AIM Funds Director Deferred Compensation Agreement, as
                  amended March 7, 2000, September 28, 2001 and September 26,
                  2002, was filed as an Exhibit to Post-effective Amendment No.
                  26, on February 26, 2003, and is hereby incorporated by reference.

9   (a)       -   (1) Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-effective Amendment No. 21, on June 20,
                  2000, and is hereby incorporated by reference.

              - (2) Amendment to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-effective Amendment No. 21, on June 20, 2000, and is herby incorporated by reference.

              - (3) Amendment, dated as of June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company were filed electronically as an Exhibit to Post-effective Amendment No. 23 on December 28, 2001, and are hereby incorporated by reference.

              - (4) Amendment, dated as of April 2, 2002, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

    (b)       -   (1) Subcustodian Agreement with Texas Commerce Bank, dated
                  September 9, 1994, among Texas Commerce Bank National
                  Association, State Street Bank and Trust Company, A I M Fund
                  Services, Inc. and Registrant was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28,
                  1996, and is hereby incorporated by reference.

              - (2) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement with Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank) among Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank), State Street Bank and Trust Company,
                  A I M Fund Services, Inc. and Registrant was filed electronically as an Exhibit to Post-effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              - (3) Foreign Assets Delegation Agreement, dated June 29, 2001, between A I M Advisors, Inc. and Registrant were filed electronically as an Exhibit to Post-effective Amendment No. 24 on February 22, 2002, and are hereby incorporated by reference.

10  (a)       -   (1) Fifth Amended and Restated Master Distribution Plan, dated
                  June 3, 2002, for Registrant's Class A, Class C and Class R
                  Shares was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (2) Amendment No. 1, dated July 1, 2002, to the Fifth Amended and Restated Master Distribution Plan, dated June 3, 2002, for Registrant's Class A, Class C and Class R Shares was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (3) Amendment No. 2, dated June 23, 2003, to the Fifth Amended and Restated Master Distribution Plan, dated June 3, 2002, for Registrant's Class A, Class C and Class R Shares was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

              - (4) Form of Sixth Amended and Restated Master Distribution Plan, dated _____________, 2003, for Registrant's Class A, Class C, Class R and Investor Class Shares was filed electronically as an Exhibit to Post-effective Amendment No. 27 on May 20, 2003, and is hereby incorporated by reference.

    (b)       -   (1) Third Amended and Restated Master Distribution Plan, dated
                  December 31, 2000, for Registrant's Class B shares were filed electronically as an Exhibit to Post-effective Amendment No.
                  22 on February 22, 2001, and are hereby incorporated by reference.

              - (2) Amendment No. 1, dated July 1, 2002, to the Third Amended and Restated Master Distribution Plan, dated December 31, 2000, for Registrant's Class B shares was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (3) Amendment No. 2, dated June 23, 2003, to the Third Amended and Restated Master Distribution Plan, dated December 31, 2000, for Registrant's Class B Shares was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

    (c)       -   Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No.
                  16 on February 19, 1999, and is hereby incorporated by reference.

    (d)       -   Form of Bank Shareholder Service Agreement for Sale of Shares
                  of the AIM Mutual Funds to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No. 16 on February
                  19, 1999, and is hereby incorporated by reference.

    (e)       -   Form of Variable Group Annuity Contractholder Service
                  Agreement to be used in connection with Registrant's Master
                  Distribution Plan was filed electronically as an Exhibit to Post-effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

    (f)       -   Form of Agency Pricing Agreement (for Class A Shares) to be
                  used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-effective
                  Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

    (g)       -   Forms of Service Agreement for Brokers for Bank Trust
                  Departments and for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan were filed electronically as an Exhibit to Post-effective Amendment
                  No. 16 on February 19, 1999, and is hereby incorporated by reference.

    (h)       -   Form of Shareholder Service Agreement for Shares of the AIM
                  Mutual Funds was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

    (i)       -   Third Amended and Restated Multiple Class Plan of The AIM
                  Family of Funds--Registered Trademark-- effective December 12,
                  2001, as amended and restated March 4, 2002, and further amended and restated October 31, 2002, and as further amended and restated effective July 21, 2003 was filed electronically as an Exhibit to Post-effective Amendment No. 27 on May 20,
                  2003, and is hereby incorporated by reference.

11            -   Opinion of Counsel and Consent of Ballard Spahr Andrews &
                  Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

12            -   Opinion of Ballard Spahr Andrews & Ingersoll, LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-effective Amendment to this Registration
                  Statement.

13  (a)       -   (1) Transfer Agency and Service Agreement, dated November 1,
                  1994, between the Registrant and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-effective Amendment
                  No. 7 on February 23, 1995, and was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28,
                  1996, and is hereby incorporated by reference.

              - (2) Amendment No. 1, dated August 4, 1997, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between the Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

              - (3) Amendment No. 2, dated January 1, 1999, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-effective Amendment No 17 on February 23, 2000, and is hereby incorporated by reference.

              - (4) Amendment No. 3, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              - (5) Amendment No. 4, dated March 4, 2002, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. were filed electronically as an Exhibit to Post-effective Amendment No. 25 on April 4, 2002, and are hereby incorporated by reference.

              - (6) Amendment No. 5, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

              - (7) Amendment No. 6, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

    (b)       -   Preferred Registration Technology Escrow Agreement, dated
                  September 10, 1997, between Registrant and First Data Investor
                  Services Group, Inc., was filed electronically as an Exhibit to Post-effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

    (c)       -   (1) Master Administrative Services Agreement, dated June 21,
                  2000, between A I M Advisors, Inc. and AIM International
                  Funds, Inc. was filed as an Exhibit to Post-effective
                  Amendment No. 21, on June 20, 2000, and is hereby incorporated by reference.

              - (2) Amendment No. 1, dated May 9, 2001, to the Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc was filed electronically as an Exhibit to Post-effective Amendment No. 23 on December 28, 2001, and are hereby incorporated by reference.

              - (3) Amendment No. 2, dated July 1, 2002, to the Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and Registrant was filed electronically as an Exhibit to Post-effective Amendment No. 26 on February 26, 2003, and is hereby incorporated by reference.

              - (4) Amendment No. 3, dated June 23, 2003, to Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and Registrant was filed electronically as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

    (e)       -   Shareholder Sub-Accounting Services Agreement among the
                  Registrant, First Data Investor Services Group (formerly The
                  Shareholder Services Group, Inc.), Financial Data Services,
                  Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc., was filed as an Exhibit to Registrant's Post-effective Amendment
                  No. 1 on February 23, 1993, and was filed electronically as an Exhibit to Post-effective Amendment No. 9 on February 28,
                  1996, and is hereby incorporated by reference.

    (f)       -   (1) Memorandum of Agreement, regarding securities lending, dated effective June 21, 2000, between Registrant, on behalf of AIM Asian Pacific Growth Fund, AIM European Growth Fund,
                  AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM
                  Global Income Fund and AIM International Growth Fund, and
                  A I M Advisors, Inc. was filed as an Exhibit to Post-effective
                  Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              - (2) Memorandum of Agreement, regarding advisory fee waiver, dated July 1, 2003, between Registrant, on behalf of AIM International Growth Fund, and A I M Advisors, Inc. was filed as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

              - (3) Memorandum of Agreement, regarding expense limitations, dated July 1, 2003, between A I M Fund Services, Inc. and Registrant, on behalf of the Institutional Class of AIM International Growth Fund was filed as an Exhibit to Post-effective Amendment No. 28 on July 7, 2003, and is hereby incorporated by reference.

    (g)       -   Interfund Loan Agreement, dated September 18, 2001, between
                  A I M Advisors, Inc. and Registrant

14            -   Consent of PricewaterhouseCoopers LLP is filed herewith
                  electronically.

15            -   Omitted Financial Statements - None.

16            -   Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the Registration Statement. - None.

17            -   Form of Proxy for the Special Meeting of Shareholders of
                  INVESCO European Fund is filed herewith electronically.

Item 17.      Undertakings

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                  (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 13th day of August, 2003.


                                Registrant:  AIM INTERNATIONAL FUNDS, INC.


                                        By:  /s/ ROBERT H. GRAHAM
                                             ---------------------------
                                             Robert H. Graham, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                              TITLE                          DATE
       -----------------------          -----------------------------         ---------------
        /s/  ROBERT H. GRAHAM           Chairman, Trustee & President         August 13, 2003
       -----------------------          (Principal Executive Officer)
         (Robert H. Graham)


         /s/ FRANK S. BAYLEY                       Trustee                    August 13, 2003
       -----------------------
          (Frank S. Bayley)


        /s/ BRUCE L. CROCKETT                      Trustee                    August 13, 2003
       -----------------------
         (Bruce L. Crockett)


        /s/ ALBERT R. DOWDEN                       Trustee                    August 13, 2003
       -----------------------
         (Albert R. Dowden)


       /s/ EDWARD K. DUNN, JR.                     Trustee                    August 13, 2003
       -----------------------
        (Edward K. Dunn, Jr.)


         /s/ JACK M. FIELDS                        Trustee                    August 13, 2003
       -----------------------
          (Jack M. Fields)


        /s/ CARL FRISCHLING                        Trustee                    August 13, 2003
      -----------------------
         (Carl Frischling)


       /s/ PREMA MATHAI-DAVIS                      Trustee                    August 13, 2003
       -----------------------
        (Prema Mathai-Davis)


        /s/ LEWIS F. PENNOCK                       Trustee                    August 13, 2003
       -----------------------
         (Lewis F. Pennock)


         /s/ RUTH H. QUIGLEY                       Trustee                    August 13, 2003
       -----------------------
          (Ruth H. Quigley)


         /s/ LOUIS S. SKLAR                        Trustee                    August 13, 2003
       -----------------------
          (Louis S. Sklar)


       /s/ Mark H. Williamson                     Trustee &                   August 13, 2003
       -----------------------             Executive Vice President
        (Mark H. Williamson)


         /s/ DANA R. SUTTON               Vice President & Treasurer          August 13, 2003
       -----------------------             (Principal Financial and
          (Dana R. Sutton)                    Accounting Officer)

                                      INDEX


Exhibit
Number            Description
-------           -----------
11                Opinion of Counsel and Consent of Ballard Spahr Andrews &
                  Ingersoll, LLP, as to the legality of the securities being registered

14(a)             Consent of PricewaterhouseCoopers LLP relating to AIM European
                  Growth Fund

14(b)             Consent of PricewaterhouseCoopers LLP relating to INVESCO
                  European Fund

17                Form of Proxy for the Special Meeting of Shareholders of
                  INVESCO European Fund